UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:  BlackRock Funds II

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2016

Date of reporting period: 12/31/2016

Item 1 – Report to Stockholders

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

▶   BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

▶   BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS II	DECEMBER 31, 2016

The Markets in Review

Dear Shareholder,

The year 2016 started on a fraught note with worries about slowing growth in China, plunging oil prices and sliding share prices. Then reflationary expectations in the United States helped drive a second-half global growth pick-up and big market reversals. As such, higher-quality asset classes such as Treasury bonds, municipals and investment grade credit prevailed in the first half of the year, only to struggle in the second. In contrast, risk assets sold off at the start of the year and rebounded in the latter half, with some asset classes posting strong year-end returns.

A key takeaway from 2016’s market performance is that economics can trump politics. The global reflationary theme – governments taking policy action to support growth – was the dominant driver of 2016 asset returns, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election on expectations for an extra boost to U.S. growth via fiscal policy.

Markets were remarkably resilient during the year. Spikes in equity volatility after big surprises such as the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election were short-lived. Instead, political surprises and initial sell-offs were seized upon as buying opportunities. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

Asset returns varied widely in 2016. Perceived safe assets such as government bonds and low-volatility shares underperformed the higher-risk areas of the market. And the reversal of longstanding trends created opportunities, such as in the recovery of value stocks and commodities.

We expect some of these trends to extend into 2017 and see the potential for more flows into risk assets this year. Learn more by reading our market insights at blackrock.com.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.82%	11.96%
U.S. small cap equities (Russell 2000® Index)	18.68	21.31
International equities (MSCI Europe, Australasia, Far East Index)	5.67	1.00
Emerging market equities (MSCI Emerging Markets Index)	4.49	11.19
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.18	0.33
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(7.51)	(0.16)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.53)	2.65
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.43)	0.77
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.40	17.13

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2016	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2016, the Fund outperformed its reference benchmark, a custom blend of 50% J.P. Morgan EMBI Global Diversified Index/50% J.P. Morgan GBI-EM Global Diversified Index.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has the flexibility to invest in fixed income and derivative securities of any maturity, and denominated in any currency, from issuers located in the emerging markets. As such, the Fund is not managed specifically to a benchmark. The blended index return listed above is for reference purposes only.

•

Several aspects of the Fund’s positioning contributed to its favorable results in 2016, including its investments in hard-currency sovereign debt in Argentina and hard-currency quasi-sovereign issues in Venezuela, Argentina and Russia. Venezuela and Russia rallied on the strength of the turnaround in commodities, while Argentina gained following the resolution of long-standing litigation regarding a past debt default. (Quasi-sovereign bonds are corporate issues that are directly or indirectly backed by government entities; hard-currency bonds are bonds denominated in developed market currencies such as the U.S. dollar or euro).The contribution from the Fund’s foreign exchange positioning was a positive, as well.

•

The Fund periodically took positions in the developed markets as a strategy against potential tail risks. In the generally positive year for the asset class, this strategy detracted from performance. Similarly, the use of this strategy on some positions in emerging market sovereigns took away from returns. These positions generally serve to limit the Fund’s downside in “risk-off” scenarios, but they can limit some of the upside when the market rallies.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions. The specific instruments that the Fund employed included currency forward contracts, which are used to manage currency risk, and credit default swaps, which are used to manage the risk of changing yield spreads. The Fund also used interest-rate swaps and derivatives linked to developed market government bonds in order to manage duration (interest-rate sensitivity). The overall impact of the Fund’s positions in derivatives was a net detractor.

Describe recent portfolio activity.

•

The Fund began 2016 with above-average risk exposure, which hurt results in the first six weeks of the year due to the general weakness in higher-risk assets. Performance began to pick up with the broader market rally that occurred from mid-February to late June. During this time, the Fund capitalized on the positive environment through its core holdings in the bonds of oil-exporting countries and its long positions in emerging market currencies. In addition, the Fund benefited from its allocations to Brazil, Argentina, South Africa and certain African frontier markets.

•

The rally paused briefly in late June following the United Kingdom’s unexpected vote to leave the European Union, and the Fund’s risk strategy added value in this period. Starting in July, the investment adviser significantly reduced the portfolio’s duration on the belief that yields in the developed markets would rise — a move that helped performance given that yields indeed surged (as prices fell) in the wake of the U.S. election. The Fund also had a long U.S. dollar positioning in this time, an additional positive given the weakness in emerging market currencies.

Describe portfolio positioning at period end.

•

The Fund had a preference for bonds with above-average sensitivity to oil prices, including Kazakhstan sovereign debt and quasi-sovereign issuers in Russia and Venezuela. It also held positions in local currency debt in Russia and Colombia, which the investment adviser believed were positioned to benefit from benign inflation expectations. In addition, the Fund favored Argentina, Ukraine and Belarus, which it saw as potential beneficiaries of country-specific events. Finally, the Fund was long in Serbia, and it held positions in select high yield corporate bonds in Latin America.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Foreign Government Obligations	65%
Foreign Agency Obligations	25
Corporate Bonds	9
Capital Trusts	1

[1]	Total investments exclude short-term securities and options purchased.

Geographic Allocation	Percent of Total Investments[1]
Russia	18%
Argentina	14
Venezuela	11
Brazil	8
Kazakhstan	7
Ukraine	5
Ghana	5
Serbia	4
Mexico	4
South Africa	4
Belarus	4
Indonesia	3
Zambia	3
Angola	2
Colombia	2
Lebanon	2
Other[2]	4

[1]	Total investments exclude short-term securities and options purchased.

[2]	Includes holdings within countries that are 1% or less of total investments. Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS II	DECEMBER 31, 2016

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.”

The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”

[3]	An unmanaged index that tracks local currency bonds.

[4]	A customized weighted index comprised of the returns of 50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index.

[5]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2016

				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.96%	6.10%	5.75%	13.27%	N/A	5.09%	N/A	5.74%	N/A
Investor A	6.43	5.57	5.61	12.96	8.44%	4.81	3.95%	5.44	4.96%
Investor C	5.97	5.00	5.22	12.12	11.12	4.01	4.01	4.66	4.66
Class K	7.01	6.18	5.79	13.37	N/A	5.20	N/A	5.84	N/A
J.P. Morgan GBI-EM Global Diversified Index	—	—	(3.58)	9.94	N/A	(1.29)	N/A	2.13	N/A
J.P. Morgan EMBI Global Diversified Index	—	—	(0.14)	10.15	N/A	5.91	N/A	6.93	N/A
50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index	—	—	(1.85)	10.16	N/A	2.32	N/A	4.59	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees. This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”

[7]	The Fund commenced operations on February 1, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,057.50	$4.55	$1,000.00	$1,020.71	$4.47	0.88%
Investor A	$1,000.00	$1,056.10	$5.94	$1,000.00	$1,019.36	$5.84	1.15%
Investor C	$1,000.00	$1,052.20	$9.85	$1,000.00	$1,015.53	$9.68	1.91%
Class K	$1,000.00	$1,057.90	$4.14	$1,000.00	$1,021.11	$4.06	0.80%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2016	5

Fund Summary as of December 31, 2016	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2016, the Fund’s Institutional Shares returned 3.61%, Investor A Shares returned 3.30% and Investor C Shares returned 2.53%. For the same period, the Bloomberg Barclays U.S. Universal Index returned 3.91% and the BofA Merrill Lynch 3-Month Treasury Bill Index returned 0.33%. Since inception (March 28, 2016) to December 31, 2016, the Fund’s Class K Shares returned 4.47%.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has an unconstrained strategy (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk-controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes only.

•

The Fund’s overweight posture with respect to overall portfolio duration (and corresponding interest rate sensitivity) was a leading contributor to performance during the period. In addition, the Fund’s allocations to high yield corporates, U.S. investment grade credit, U.S. securitized markets, agency mortgage-backed securities (“MBS”) and emerging markets debt added to performance.

•	Conversely, the principal detractor from the Fund’s performance was exposure to non-U.S. interest rates.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions. During the period, the Fund’s use of U.S. Treasury futures, currency forwards, options and swaps had a positive impact on performance.

Describe recent portfolio activity.

•

The Fund entered the period with a relatively defensive stance in view of expectations for heightened volatility. The Fund sought to adopt a “barbell” approach to portfolio risk, maintaining ample liquidity in the form of cash and allocations to U.S. Treasuries, municipals and liquid credit exposure in the form of U.S. high yield corporates, while at the same time sourcing income from less liquid areas of the fixed income market via a diversified allocation across commercial MBS, non-agency MBS, collateralized loan obligations and asset-backed securi-

ties. However, as global markets rallied spurred by global central bank support and China’s prioritization of growth over reforms, the Fund modestly added risk in the form of additional emerging markets and high yield exposure.

•

In non-U.S. rates, while the Fund entered the period short U.K. duration, this trade was quickly closed. Additionally, the Fund sought to reduce exposure to European peripheral bond markets early in the period.

•

In the second half of 2016, the Fund reduced U.S. duration and adjusted its yield curve positioning to benefit from any steepening. The Fund also increased its exposure to U.S. inflation. These positions particularly helped performance after the U.S. election in November, as the market began to price in factors such as possible fiscal initiatives, alterations to trade agreements, a stricter immigration platform, and tax cuts. The Fund also reduced emerging markets risk, lowering the overall market sensitivity of its positions, while adding exposure to the front-end of yield curves in countries such as India and Brazil.

•

After having added to U.S. investment grade credit, the Fund reduced this exposure post the U.S. election outcome and rise in rates, while increasing exposure to U.S. high yield. In addition, exposure to higher quality structured products and non-agency MBS was reduced alongside the interest rate back up. The Fund also reduced exposure to U.S. municipals due to post-election uncertainty around tax policy. Finally, the Fund moderated its U.S. yield curve steepener and maintained a defensive position around U.S. duration.

•

At period-end, the Fund had an elevated position in cash and cash equivalents in order to take advantage of potential market opportunities. The Fund’s cash position did not have a material impact on results for the 12-month period.

Describe Fund positioning at period end.

•

The Fund was positioned with a focus on assets with greater potential for upside in an inflationary environment, particularly more credit sensitive, shorter duration assets. The Fund was positioned to benefit from any yield curve steepening going forward, although to a lesser degree than for much of 2016, and maintained a defensive stance with respect to the direction of U.S. interest rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	42%
U.S. Treasury Obligations	15
Corporate Bonds	13
Asset-Backed Securities	10
Non-Agency Mortgage-Backed Securities	7
Foreign Government Obligations	6
Investment Companies	2
Taxable Municipal Bonds	2
Floating Rate Loan Interests	1
Foreign Agency Obligations	1
Preferred Securities	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[1]	Percent of Total Investments[2]
AAA/Aaa[3]	60%
AA/Aa	3
A	6
BBB/Baa	9
BB/Ba	6
B	5
CCC/Caa	1
CC/Ca	1
N/R	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities and options purchased.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

6	BLACKROCK FUNDS II	DECEMBER 31, 2016

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal market conditions, the Fund will invest in a combination of fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors.

[3]   An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars,

including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[5]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2016

				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.82%	2.81%	2.78%	3.61%	N/A	4.03%	N/A	4.33%	N/A
Investor A	2.42	2.39	2.63	3.30	(0.83)%	3.74	2.89%	4.05	3.58%
Investor C	1.79	1.78	2.24	2.53	1.53	2.96	2.96	3.27	3.27
Class K	2.89	2.88	2.82	3.78	N/A	4.12	N/A	4.41	N/A
Bloomberg Barclays U.S. Universal Index	—	—	(1.68)	3.91	N/A	2.78	N/A	4.20	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.18	0.33	N/A	0.12	N/A	0.29	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on February 5, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[10]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Ending Account Value December 31, 2016	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,027.80	$3.87	$3.06	$1,000.00	$1,021.32	$3.86	$1,022.12	$3.05
Investor A	$1,000.00	$1,026.30	$5.40	$4.58	$1,000.00	$1,019.81	$5.38	$1,020.61	$4.57
Investor C	$1,000.00	$1,022.40	$9.20	$8.39	$1,000.00	$1,016.04	$9.17	$1,016.84	$8.36
Class K	$1,000.00	$1,028.20	$3.52	$2.70	$1,000.00	$1,021.67	$3.51	$1,022.47	$2.69

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.76% for Institutional, 1.06% for Investor A, 1.81% for Investor C and 0.69% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.90% for Investor A, 1.65% for Investor C and 0.53% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2016	7

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Strategic Income Portfolio’s Class K Shares inception date of March 28, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end.

Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/ payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

8	BLACKROCK FUNDS II	DECEMBER 31, 2016

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016 are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	9

Schedule of Investments December 31, 2016	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
(Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value
Colombia — 0.5%
Banco de Bogota SA, 6.25%, 5/12/26 (a)	USD	270	$275,400

Common Stocks		Shares
Colombia — 0.3%
Pacific Exploration and Production Corp.		4,762	193,790

Corporate Bonds		Par (000)
Argentina — 0.8%
Banco de Galicia y Buenos Aires SA, 8.25%, 7/19/26 (a)(b)	USD	250	261,250
Banco Hipotecario SA, 9.75%, 11/30/20 (a)		200	213,000

			474,250
Brazil — 1.5%
Vale Overseas Ltd., 6.88%, 11/21/36		844	831,340
Jamaica — 0.5%
Digicel Ltd., 6.00%, 4/15/21		300	271,341
Mexico — 1.1%
Cemex SAB de CV, 7.75%, 4/16/26		529	585,867
Russia — 4.9%
ALROSA Finance SA, 7.75%, 11/03/20		1,500	1,692,630
Evraz Group SA, 8.25%, 1/28/21		930	1,021,884

			2,714,514
Total Corporate Bonds — 8.8%			4,877,312

Foreign Agency Obligations		Par (000)	Value
Argentina — 0.8%
YPF SA, 26.33%, 7/07/20 (b)	USD	372	$424,080
Brazil — 2.9%
Petrobras Global Finance BV, 6.85%, 6/05/2115		1,992	1,613,520
Kazakhstan — 2.7%
Kazakhstan Temir Zholy Finance BV, 6.95%, 7/10/42		568	547,916
KazMunayGas National Co. JSC, 5.75%, 4/30/43		1,014	965,308

			1,513,224
Mexico — 2.6%
Petroleos Mexicanos:
6.50%, 3/13/27 (a)		170	175,355
6.75%, 9/21/47 (a)		1,320	1,247,136

			1,422,491
Russia — 7.2%
Gazprom OAO Via Gaz Capital SA:
8.63%, 4/28/34		826	1,064,714
7.29%, 8/16/37		2,587	2,942,167

			4,006,881
Venezuela — 6.9%
Petroleos de Venezuela SA:
5.25%, 4/12/17		350	315,000
8.50%, 10/27/20 (a)		3,108	2,315,460
9.75%, 5/17/35		2,459	1,168,183

			3,798,643
Total Foreign Agency Obligations — 23.1%			12,778,839

Portfolio Abbreviations
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-kind
AGM	Assurance Guaranty Municipal Corp.	FKA	Formerly Known As	PLN	Polish Zloty
AKA	Also Known As	FTSE	Financial Times Stock Exchange	RB	Revenue Bonds
AMBAC	AMBAC Assurance Corp.	GBP	British Pound	REMIC	Real Estate Mortgage Investment Conduit
ARS	Argentine Peso	GO	General Obligation Bonds	RON	Romanian New Leu
AUD	Australian Dollar	HKD	Hong Kong Dollar	RUB	Russian Ruble
BRL	Brazilian Real	HUF	Hungarian Forint	S&P	Standard & Poor’s
BUBOR	Budapest Interbank Offered Rate	IDR	Indonesian Rupiah	SEK	Swedish Krona
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JIBAR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
CBOE	Chicago Board Options Exchange	JPY	Japanese Yen	STIBOR	Stockholm Interbank Offered Rate
CDO	Collateralized Debt Obligation	KRW	South Korean Won	TBA	To-be-announced
CHF	Swiss Franc	LIBOR	London Interbank Offered Rate	THB	Thai Baht
CLO	Collateralized Loan Obligation	MIB	Milano Italia Borsa	TRY	Turkish Lira
CLP	Chilean Peso	MXIBTIIE	Mexico Interbank TIIE 28-Day	TWD	Taiwan New Dollar
CNH	Chinese Yuan Offshore	MXN	Mexican Peso	UK RPI	United Kingdom Retail Price Index
CNY	Chinese Yuan	MYR	Malaysian Ringgit	USD	US Dollar
COP	Colombian Peso	NZD	New Zealand Dollar	WIBOR	Warsaw Interbank Offered Rate
DAC	Designated Activity Company	OTC	Over-the-counter	WTI	West Texas Intermediate
ETF	Exchange-Traded Fund	PEN	Peruvian Nuevo Sol	ZAR	South African Rand
EUR	Euro	PHP	Philippine Peso

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Foreign Government Obligations		Par (000)	Value
Angola — 2.0%
Republic of Angola Via Northern Lights III BV, 7.00%, 8/16/19	USD	1,095	$1,107,968
Argentina — 11.1%
Argentina Bonar Bonds, 7.00%, 4/17/17		2,822	2,894,765
Province of Salta, Argentina, 9.13%, 7/07/24 (a)		400	421,000
Provincia de Buenos Aires:
10.88%, 1/26/21		100	114,750
9.13%, 3/16/24 (a)		933	1,015,104
9.63%, 4/18/28		233	253,970
Republic of Argentina, 7.63%, 4/22/46		1,457	1,457,000

			6,156,589
Belarus — 3.4%
Republic of Belarus, 8.95%, 1/26/18		1,800	1,856,160
Brazil — 2.9%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/21	BRL	5,435	1,607,878
Colombia — 1.1%
Republic of Colombia, 7.75%, 4/14/21	COP	1,708,000	590,268
Dominican Republic — 0.4%
Dominican Republic, 6.88%, 1/29/26 (a)	USD	190	197,518
Gabon — 0.5%
Republic of Gabon, 6.95%, 6/16/25		297	277,633
Ghana — 4.4%
Republic of Ghana:
9.25%, 9/15/22 (a)		570	609,336
8.13%, 1/18/26		1,867	1,837,091

			2,446,427
Indonesia — 3.0%
Republic of Indonesia:
8.38%, 9/15/26	IDR	14,159,000	1,079,331
5.13%, 1/15/45	USD	576	574,708

			1,654,039
Iraq — 1.0%
Republic of Iraq, 5.80%, 1/15/28		653	541,960
Kazakhstan — 3.5%
Republic of Kazakhstan, 6.50%, 7/21/45		1,678	1,921,310
Lebanon — 1.9%
Lebanese Republic:
6.25%, 5/27/22		235	228,248
6.10%, 10/04/22		850	822,358

			1,050,606
Mozambique — 0.4%
Republic of Mozambique, 10.50%, 1/18/23		400	237,000
Nigeria — 1.0%
Federal Republic of Nigeria, 6.38%, 7/12/23		580	559,897
Panama — 0.0%
Republic of Panama, 9.38%, 4/01/29		1	1,410
Peru — 0.3%
Republic of Peru, 6.35%, 8/12/28 (a)	PEN	600	176,035
Russia — 5.0%
Russian Federation:
7.50%, 8/18/21	RUB	67,600	1,076,839
8.15%, 2/03/27		104,363	1,694,447

			2,771,286
Serbia — 4.2%
Republic of Serbia, 5.88%, 12/03/18	USD	2,250	2,352,951

Foreign Government Obligations		Par (000)	Value
South Africa — 3.4%
Republic of South Africa:
5.00%, 10/12/46	USD	600	$555,300
8.75%, 2/28/48	ZAR	19,882	1,322,007

			1,877,307
Ukraine — 4.9%
Ukraine Government:
7.75%, 9/01/19	USD	1,293	1,299,982
7.75%, 9/01/21		1,457	1,422,702

			2,722,684
Venezuela — 3.0%
Bolivarian Republic of Venezuela:
7.75%, 10/13/19		1,627	903,096
9.25%, 9/15/27		530	268,976
11.95%, 8/05/31		915	509,945

			1,682,017
Zambia — 2.5%
Republic of Zambia, 8.97%, 7/30/27		1,410	1,392,375
Total Foreign Government Obligations — 59.9%			33,181,318

Total Long-Term Investments (Cost — $48,934,939) — 92.6%			51,306,659

Short-Term Securities		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (c)(d)		1,328,120	1,328,120
Total Short-Term Securities (Cost — $1,328,120) — 2.4%			1,328,120

Options Purchased
(Cost — $17,164) — 0.0%			10,170
Total Investments (Cost — $50,280,223) — 95.0%			52,644,949
Other Assets Less Liabilities — 5.0%			2,742,982

Net Assets — 100.0%			$55,387,931

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	11

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	During the year ended December 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	6,616,720	(6,616,720)	—	—	$10,223	—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,328,120	1,328,120	$1,328,120	2,746	$13
Total				$1,328,120	$12,969	$13

(d)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	9,459,285	USD	526,980	BNP Paribas S.A.	1/09/17	$ 63,684
ARS	10,031,453	USD	565,152	BNP Paribas S.A.	1/09/17	61,239
ARS	9,444,607	USD	539,384	JPMorgan Chase Bank N.A.	1/09/17	50,364
USD	188,619	ARS	3,042,428	BNP Paribas S.A.	1/09/17	(1,358)
USD	582,677	ARS	10,371,645	BNP Paribas S.A.	1/09/17	(64,957)
USD	487,153	ARS	8,895,408	Citibank N.A.	1/09/17	(68,301)
USD	498,014	ARS	8,864,653	Citibank N.A.	1/09/17	(55,519)
AUD	2,012,839	USD	1,508,848	Australia & New Zealand Banking Group Ltd.	1/10/17	(56,714)
AUD	916,310	USD	677,359	Bank of America N.A.	1/10/17	(16,300)
AUD	1,914,475	USD	1,381,562	Bank of America N.A.	1/10/17	(391)
AUD	1,303,356	USD	939,112	Barclays Bank PLC	1/10/17	1,175
AUD	188,650	USD	136,660	Citibank N.A.	1/10/17	(561)
AUD	117,064	USD	84,344	Deutsche Bank AG	1/10/17	111
AUD	188,650	USD	136,782	Deutsche Bank AG	1/10/17	(683)
AUD	2,775,721	USD	2,051,302	Deutsche Bank AG	1/10/17	(48,798)
AUD	3,677,405	USD	2,722,401	Deutsche Bank AG	1/10/17	(69,390)
AUD	3,857,136	USD	2,781,122	HSBC Bank PLC	1/10/17	1,554
AUD	9,012	USD	6,460	Morgan Stanley & Co. International PLC	1/10/17	42
AUD	23,296	USD	16,793	UBS AG	1/10/17	13
BRL	2,376,535	USD	709,413	Deutsche Bank AG	1/10/17	18,272
BRL	4,540,852	USD	1,345,438	Deutsche Bank AG	1/10/17	44,953
BRL	4,625,625	USD	1,370,556	Deutsche Bank AG	1/10/17	45,792
BRL	5,335,886	USD	1,581,472	Deutsche Bank AG	1/10/17	52,355
BRL	4,935,322	USD	1,505,819	Morgan Stanley & Co. International PLC	1/10/17	5,356
BRL	6,955,332	USD	2,072,828	UBS AG	1/10/17	56,866
CAD	1,729,835	USD	1,293,741	Barclays Bank PLC	1/10/17	(5,186)
CAD	183,661	USD	137,503	JPMorgan Chase Bank N.A.	1/10/17	(694)
CAD	206,145	USD	157,301	TD Securities, Inc.	1/10/17	(3,743)
CAD	6,852,494	USD	5,228,856	TD Securities, Inc.	1/10/17	(124,431)
CLP	89,859,497	USD	136,772	Citibank N.A.	1/10/17	(2,726)
CLP	1,186,999,737	USD	1,810,886	Citibank N.A.	1/10/17	(40,195)
CLP	74,049,964	USD	109,339	Deutsche Bank AG	1/10/17	1,124
CNH	18,234,959	USD	2,618,461	Morgan Stanley & Co. International PLC	1/10/17	(14,266)

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	206,611,026	USD	69,298	Citibank N.A.	1/10/17	$ (633)
COP	6,273,126,945	USD	2,104,017	Citibank N.A.	1/10/17	(19,206)
COP	4,355,623,476	USD	1,442,737	Deutsche Bank AG	1/10/17	4,811
COP	62,824,100	USD	20,852	HSBC Bank PLC	1/10/17	27
COP	413,519,756	USD	137,909	Standard Chartered Bank	1/10/17	(480)
EUR	26,347	USD	27,533	Bank of America N.A.	1/10/17	218
EUR	638,834	USD	668,450	Bank of America N.A.	1/10/17	4,427
EUR	132,511	USD	137,981	Barclays Bank PLC	1/10/17	1,591
EUR	263,747	USD	276,057	BNP Paribas S.A.	1/10/17	1,745
EUR	82,748	USD	88,105	Deutsche Bank AG	1/10/17	(948)
EUR	1,269,663	USD	1,351,861	Deutsche Bank AG	1/10/17	(14,538)
EUR	3,881,645	USD	4,099,367	JPMorgan Chase Bank N.A.	1/10/17	(10,871)
EUR	131,681	USD	137,465	Morgan Stanley & Co. International PLC	1/10/17	1,234
GBP	111,905	USD	138,083	Barclays Bank PLC	1/10/17	(127)
GBP	110,475	USD	137,878	BNP Paribas S.A.	1/10/17	(1,685)
GBP	116,836	USD	147,813	Citibank N.A.	1/10/17	(3,778)
GBP	964,145	USD	1,219,771	Citibank N.A.	1/10/17	(31,175)
GBP	71,638	USD	87,781	Morgan Stanley & Co. International PLC	1/10/17	534
GBP	22,414	USD	27,472	Standard Chartered Bank	1/10/17	160
HUF	207,503,118	USD	703,901	Deutsche Bank AG	1/10/17	2,663
HUF	412,111,162	USD	1,397,982	Deutsche Bank AG	1/10/17	5,289
HUF	6,801,360	USD	22,652	JPMorgan Chase Bank N.A.	1/10/17	507
HUF	16,380,871	USD	55,285	Morgan Stanley & Co. International PLC	1/10/17	493
HUF	632,391,899	USD	2,144,319	Morgan Stanley & Co. International PLC	1/10/17	9,025
IDR	4,757,190,357	USD	356,879	Deutsche Bank AG	1/10/17	(4,374)
IDR	30,435,852,942	USD	2,283,260	Deutsche Bank AG	1/10/17	(27,986)
IDR	744,116,818	USD	55,284	Nomura International PLC	1/10/17	(145)
IDR	18,822,804,137	USD	1,398,425	UBS AG	1/10/17	(3,670)
INR	3,750,201	USD	55,231	Nomura International PLC	1/10/17	(41)
INR	92,419,694	USD	1,365,237	Standard Chartered Bank	1/10/17	(5,137)
JPY	16,160,343	USD	137,577	Barclays Bank PLC	1/10/17	784
JPY	16,160,343	USD	137,607	Barclays Bank PLC	1/10/17	754
JPY	318,297,160	USD	2,697,296	Barclays Bank PLC	1/10/17	27,892
JPY	13,456,213	USD	114,766	Citibank N.A.	1/10/17	443
JPY	288,899,538	USD	2,485,008	Deutsche Bank AG	1/10/17	(11,515)
JPY	316,688,910	USD	2,712,016	Deutsche Bank AG	1/10/17	(597)
JPY	168,107,738	USD	1,433,102	JPMorgan Chase Bank N.A.	1/10/17	6,199
JPY	16,228,180	USD	137,890	Morgan Stanley & Co. International PLC	1/10/17	1,052
JPY	78,308,422	USD	681,014	Standard Chartered Bank	1/10/17	(10,555)
KRW	2,392,143,703	USD	1,978,613	HSBC Bank PLC	1/10/17	1,966
KRW	1,434,608,376	USD	1,229,835	UBS AG	1/10/17	(42,048)
MXN	2,713,765	USD	132,028	Citibank N.A.	1/10/17	(1,345)
MXN	16,918,773	USD	813,403	Citibank N.A.	1/10/17	1,334
MXN	2,773,737	USD	133,763	HSBC Bank PLC	1/10/17	(192)
MXN	27,978,505	USD	1,368,945	Royal Bank of Scotland PLC	1/10/17	(21,619)
MYR	1,930,040	USD	434,792	UBS AG	1/10/17	(4,724)
MYR	4,117,357	USD	927,542	UBS AG	1/10/17	(10,078)
NZD	184,323	USD	128,207	Barclays Bank PLC	1/10/17	(209)
NZD	166,109	USD	115,272	Citibank N.A.	1/10/17	78

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	13

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	514,594	USD	357,885	Citibank N.A.	1/10/17	$ (542)
NZD	2,571,424	USD	1,787,063	Deutsche Bank AG	1/10/17	(1,421)
NZD	449,462	USD	312,316	JPMorgan Chase Bank N.A.	1/10/17	(202)
NZD	1,286,485	USD	894,731	JPMorgan Chase Bank N.A.	1/10/17	(1,373)
NZD	2,603,155	USD	1,806,946	JPMorgan Chase Bank N.A.	1/10/17	730
NZD	3,532,386	USD	2,543,925	Royal Bank of Scotland PLC	1/10/17	(90,975)
NZD	159,532	USD	110,122	Standard Chartered Bank	1/10/17	660
PEN	4,043,696	USD	1,193,464	Citibank N.A.	1/10/17	9,676
PEN	3,778,658	USD	1,125,270	Deutsche Bank AG	1/10/17	(988)
PEN	945,000	USD	281,250	HSBC Bank PLC	1/10/17	(80)
PHP	67,657,064	USD	1,348,664	Citibank N.A.	1/10/17	11,902
PHP	2,753,915	USD	55,300	Nomura International PLC	1/10/17	81
PLN	8,759,482	USD	2,078,909	BNP Paribas S.A.	1/10/17	13,875
PLN	233,192	USD	55,310	Citibank N.A.	1/10/17	403
PLN	512,624	USD	122,608	Deutsche Bank AG	1/10/17	(134)
PLN	4,465,937	USD	1,069,308	Deutsche Bank AG	1/10/17	(2,322)
PLN	219,833	USD	52,581	HSBC Bank PLC	1/10/17	(63)
PLN	2,420,629	USD	578,403	JPMorgan Chase Bank N.A.	1/10/17	(75)
RON	119,372	USD	27,518	Citibank N.A.	1/10/17	178
RUB	84,140,461	USD	1,351,220	Citibank N.A.	1/10/17	17,040
RUB	42,174,604	USD	681,114	HSBC Bank PLC	1/10/17	4,713
RUB	8,409,864	USD	136,347	JPMorgan Chase Bank N.A.	1/10/17	411
RUB	8,414,041	USD	135,048	JPMorgan Chase Bank N.A.	1/10/17	1,778
RUB	12,972,730	USD	211,834	JPMorgan Chase Bank N.A.	1/10/17	(877)
RUB	152,733,297	USD	2,500,545	JPMorgan Chase Bank N.A.	1/10/17	(16,855)
TRY	128,653	USD	36,455	Barclays Bank PLC	1/10/17	(64)
TRY	4,867,089	USD	1,375,234	Barclays Bank PLC	1/10/17	1,481
TRY	1,845,373	USD	522,153	Citibank N.A.	1/10/17	(167)
TRY	3,150,908	USD	894,458	Citibank N.A.	1/10/17	(3,186)
TRY	82,380	USD	23,303	Deutsche Bank AG	1/10/17	(1)
TRY	1,840,184	USD	521,535	Deutsche Bank AG	1/10/17	(1,017)
TRY	546,276	USD	154,690	JPMorgan Chase Bank N.A.	1/10/17	(169)
TRY	3,843,329	USD	1,096,021	JPMorgan Chase Bank N.A.	1/10/17	(8,889)
TRY	4,854,539	USD	1,369,868	Morgan Stanley & Co. International PLC	1/10/17	3,296
TWD	2,108,961	USD	65,936	Morgan Stanley & Co. International PLC	1/10/17	(466)
USD	4,272,326	AUD	5,699,383	Australia & New Zealand Banking Group Ltd.	1/10/17	160,588
USD	1,921,702	AUD	2,621,480	Bank of America N.A.	1/10/17	30,473
USD	156,281	AUD	215,923	Barclays Bank PLC	1/10/17	507
USD	166,026	AUD	226,477	Barclays Bank PLC	1/10/17	2,637
USD	2,749,426	AUD	3,682,892	Citibank N.A.	1/10/17	92,456
USD	384,383	AUD	524,296	Deutsche Bank AG	1/10/17	6,138
USD	401,505	AUD	554,710	Deutsche Bank AG	1/10/17	1,317
USD	2,007,204	AUD	2,773,549	HSBC Bank PLC	1/10/17	6,266
USD	273,338	AUD	374,695	JPMorgan Chase Bank N.A.	1/10/17	3,020
USD	2,141,542	BRL	6,996,416	Bank of America N.A.	1/10/17	(732)
USD	11,692	BRL	39,861	Deutsche Bank AG	1/10/17	(514)
USD	1,104,105	BRL	3,625,881	Goldman Sachs International	1/10/17	(6,125)
USD	139,140	BRL	460,554	JPMorgan Chase Bank N.A.	1/10/17	(1,880)
USD	3,679,192	BRL	12,305,057	JPMorgan Chase Bank N.A.	1/10/17	(88,566)

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,697	BRL	43,279	Morgan Stanley & Co. International PLC	1/10/17	$ (554)
USD	1,345,171	BRL	4,582,999	UBS AG	1/10/17	(58,124)
USD	165,891	CAD	224,603	Barclays Bank PLC	1/10/17	(1,416)
USD	2,590,864	CAD	3,460,333	Barclays Bank PLC	1/10/17	13,261
USD	2,614,174	CAD	3,502,796	Barclays Bank PLC	1/10/17	4,939
USD	52,283	CAD	70,070	BNP Paribas S.A.	1/10/17	89
USD	51,449	CAD	68,840	Deutsche Bank AG	1/10/17	170
USD	22,290	CAD	29,872	JPMorgan Chase Bank N.A.	1/10/17	39
USD	2,590,318	CAD	3,507,433	JPMorgan Chase Bank N.A.	1/10/17	(22,370)
USD	2,737,753	CNH	18,995,896	Deutsche Bank AG	1/10/17	24,886
USD	2,784,832	CNH	19,382,433	UBS AG	1/10/17	16,764
USD	33,193	COP	100,190,823	Barclays Bank PLC	1/10/17	(105)
USD	103,996	COP	313,866,423	Deutsche Bank AG	1/10/17	(314)
USD	139,127	COP	413,938,813	HSBC Bank PLC	1/10/17	1,559
USD	115,718	EUR	110,669	Deutsche Bank AG	1/10/17	(848)
USD	2,755,323	EUR	2,587,789	Deutsche Bank AG	1/10/17	29,631
USD	43,574	EUR	41,770	JPMorgan Chase Bank N.A.	1/10/17	(422)
USD	530,273	EUR	506,348	JPMorgan Chase Bank N.A.	1/10/17	(3,058)
USD	183,349	GBP	148,020	Barclays Bank PLC	1/10/17	870
USD	1,351,994	GBP	1,078,111	BNP Paribas S.A.	1/10/17	22,902
USD	17,024	GBP	13,701	Citibank N.A.	1/10/17	134
USD	342,299	GBP	279,713	Deutsche Bank AG	1/10/17	(2,530)
USD	1,339,129	GBP	1,080,538	Deutsche Bank AG	1/10/17	7,045
USD	1,347,187	GBP	1,080,909	Deutsche Bank AG	1/10/17	14,645
USD	1,366,682	GBP	1,103,134	Deutsche Bank AG	1/10/17	6,741
USD	9,107	GBP	7,329	JPMorgan Chase Bank N.A.	1/10/17	71
USD	356,527	HUF	105,424,939	Bank of America N.A.	1/10/17	(2,454)
USD	1,039,199	HUF	307,291,010	Bank of America N.A.	1/10/17	(7,151)
USD	1,366,679	HUF	405,288,602	Bank of America N.A.	1/10/17	(13,361)
USD	138,157	HUF	41,212,545	Barclays Bank PLC	1/10/17	(2,175)
USD	720,648	IDR	9,710,732,987	Deutsche Bank AG	1/10/17	1,090
USD	1,249,489	IDR	16,893,093,490	Deutsche Bank AG	1/10/17	(2,276)
USD	551,577	IDR	7,428,363,950	UBS AG	1/10/17	1,141
USD	137,606	JPY	16,228,180	BNP Paribas S.A.	1/10/17	(1,336)
USD	139,310	JPY	16,228,180	Deutsche Bank AG	1/10/17	368
USD	276,278	JPY	32,479,666	Deutsche Bank AG	1/10/17	(1,805)
USD	1,526,826	JPY	176,554,479	Deutsche Bank AG	1/10/17	15,206
USD	2,482,801	JPY	292,960,561	Deutsche Bank AG	1/10/17	(25,462)
USD	1,345,425	JPY	156,973,350	HSBC Bank PLC	1/10/17	1,454
USD	2,697,284	JPY	317,521,831	JPMorgan Chase Bank N.A.	1/10/17	(21,267)
USD	4,796,789	JPY	551,573,206	Standard Chartered Bank	1/10/17	74,343
USD	1,368,501	KRW	1,624,410,218	Deutsche Bank AG	1/10/17	23,567
USD	2,733,397	KRW	3,216,388,322	Deutsche Bank AG	1/10/17	70,383
USD	3,455,213	KRW	4,196,011,070	Deutsche Bank AG	1/10/17	(18,881)
USD	460,904	KRW	547,092,532	HSBC Bank PLC	1/10/17	7,937
USD	1,229,835	KRW	1,434,608,376	UBS AG	1/10/17	42,048
USD	136,109	MXN	2,826,676	Barclays Bank PLC	1/10/17	(12)
USD	137,637	MXN	2,815,316	Barclays Bank PLC	1/10/17	2,063
USD	487,987	MXN	10,114,087	Barclays Bank PLC	1/10/17	936

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	15

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	26,262	MXN	542,470	Citibank N.A.	1/10/17	$ 139
USD	694,066	MXN	14,206,496	Citibank N.A.	1/10/17	9,942
USD	1,365,620	MXN	28,019,117	Deutsche Bank AG	1/10/17	16,339
USD	264,816	MXN	5,488,414	JPMorgan Chase Bank N.A.	1/10/17	517
USD	136,473	MXN	2,801,912	Royal Bank of Scotland PLC	1/10/17	1,545
USD	1,196,274	MXN	24,792,176	Royal Bank of Scotland PLC	1/10/17	2,388
USD	2,386,529	MXN	48,444,399	Royal Bank of Scotland PLC	1/10/17	53,653
USD	137,918	MXN	2,800,519	UBS AG	1/10/17	3,057
USD	748,161	NZD	1,057,560	Barclays Bank PLC	1/10/17	13,773
USD	33,347	NZD	47,480	Deutsche Bank AG	1/10/17	376
USD	1,388,934	NZD	1,968,960	Deutsche Bank AG	1/10/17	21,654
USD	1,968,279	NZD	2,782,768	Deutsche Bank AG	1/10/17	35,877
USD	2,685,830	NZD	3,858,951	Deutsche Bank AG	1/10/17	6,107
USD	97,704	NZD	140,376	JPMorgan Chase Bank N.A.	1/10/17	224
USD	1,160,468	NZD	1,611,376	Royal Bank of Scotland PLC	1/10/17	41,500
USD	1,442,785	PHP	71,966,137	HSBC Bank PLC	1/10/17	(4,434)
USD	661,516	PHP	33,036,086	JPMorgan Chase Bank N.A.	1/10/17	(2,831)
USD	722,351	PLN	3,016,882	Deutsche Bank AG	1/10/17	1,569
USD	3,255,093	PLN	13,594,814	Deutsche Bank AG	1/10/17	7,069
USD	278,154	RON	1,179,433	Deutsche Bank AG	1/10/17	4,516
USD	55,069	RUB	3,375,167	JPMorgan Chase Bank N.A.	1/10/17	183
USD	93,771	RUB	5,727,556	JPMorgan Chase Bank N.A.	1/10/17	632
USD	109,221	RUB	6,845,433	JPMorgan Chase Bank N.A.	1/10/17	(2,097)
USD	137,975	RUB	8,557,192	JPMorgan Chase Bank N.A.	1/10/17	(1,179)
USD	1,070,574	RUB	65,401,372	JPMorgan Chase Bank N.A.	1/10/17	7,042
USD	1,342,651	RUB	82,586,434	JPMorgan Chase Bank N.A.	1/10/17	(338)
USD	2,042,823	RUB	126,210,692	JPMorgan Chase Bank N.A.	1/10/17	(9,567)
USD	165,610	RUB	10,141,152	Standard Chartered Bank	1/10/17	699
USD	693,474	THB	24,999,728	UBS AG	1/10/17	(4,577)
USD	210,579	TRY	745,564	Barclays Bank PLC	1/10/17	(313)
USD	1,107,139	TRY	3,920,069	Barclays Bank PLC	1/10/17	(1,700)
USD	1,378,280	TRY	4,890,000	Citibank N.A.	1/10/17	(4,915)
USD	508,782	TRY	1,801,610	Deutsche Bank AG	1/10/17	(825)
USD	136,143	TRY	483,445	HSBC Bank PLC	1/10/17	(605)
USD	1,378,414	TRY	4,889,233	HSBC Bank PLC	1/10/17	(4,565)
USD	1,391,087	TRY	4,944,203	JPMorgan Chase Bank N.A.	1/10/17	(7,440)
USD	3,378,974	TRY	11,848,777	JPMorgan Chase Bank N.A.	1/10/17	27,405
USD	274,992	TWD	8,752,982	Citibank N.A.	1/10/17	3,268
USD	164,311	TWD	5,215,246	UBS AG	1/10/17	2,412
USD	136,491	ZAR	1,926,406	Bank of America N.A.	1/10/17	(3,460)
USD	114,672	ZAR	1,614,985	Barclays Bank PLC	1/10/17	(2,654)
USD	440,762	ZAR	6,207,464	Barclays Bank PLC	1/10/17	(10,202)
USD	2,051,984	ZAR	28,104,583	Barclays Bank PLC	1/10/17	10,223
USD	23,498	ZAR	330,915	Deutsche Bank AG	1/10/17	(542)
USD	90,320	ZAR	1,271,925	Deutsche Bank AG	1/10/17	(2,083)
USD	1,389,859	ZAR	19,040,000	Deutsche Bank AG	1/10/17	6,629
USD	1,340,647	ZAR	18,847,179	JPMorgan Chase Bank N.A.	1/10/17	(28,575)
ZAR	389,172	USD	27,659	Bank of America N.A.	1/10/17	614
ZAR	9,624,073	USD	677,838	Bank of America N.A.	1/10/17	21,338

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	1,942,768	USD	137,925	Citibank N.A.	1/10/17	$ 3,214
ZAR	8,823,332	USD	642,294	Citibank N.A.	1/10/17	(1,291)
ZAR	28,540,876	USD	2,081,574	Citibank N.A.	1/10/17	(8,118)
ZAR	18,852,449	USD	1,353,759	Goldman Sachs International	1/10/17	15,846
ZAR	20,286,826	USD	1,450,924	Morgan Stanley & Co. International PLC	1/10/17	22,886
MYR	61,727	USD	13,866	Morgan Stanley & Co. International PLC	1/11/17	(112)
MYR	6,083,569	USD	1,382,001	Morgan Stanley & Co. International PLC	1/11/17	(26,458)
USD	1,251,114	MYR	5,539,931	Barclays Bank PLC	1/11/17	16,704
USD	137,364	MYR	605,365	JPMorgan Chase Bank N.A.	1/11/17	2,477
USD	683,541	MYR	3,065,000	JPMorgan Chase Bank N.A.	1/11/17	597
USD	697,396	MYR	3,136,889	Morgan Stanley & Co. International PLC	1/11/17	(1,566)
USD	682,738	MYR	3,062,764	Standard Chartered Bank	1/11/17	292
USD	211,145	RUB	12,972,730	JPMorgan Chase Bank N.A.	1/25/17	884
CNH	19,451,060	USD	2,742,676	Deutsche Bank AG	3/17/17	(8,616)
CNH	959,735	USD	135,824	HSBC Bank PLC	3/17/17	(923)
Total						$238,145

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Put	Deutsche Bank AG	03/09/17	USD	1.00	EUR	3,000	$10,170

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	USD	9,450	$(340,448)
iTraxx Crossover Series 26 Version 1	5.00%	12/20/21	EUR	5,300	(126,852)
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	USD	3,100	(78,325)
Total					$(545,625)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.32%[1]	6-month JPY LIBOR	7/28/46	JPY	67,355	$ 80,055
0.41%[1]	6-month JPY LIBOR	8/04/46	JPY	95,000	91,615
0.47%[1]	6-month JPY LIBOR	8/08/46	JPY	94,000	77,535
1.29%[1]	6-month GBP LIBOR	10/12/46	GBP	470	20,026
1.29%[1]	6-month GBP LIBOR	10/12/46	GBP	470	19,953
1.24%[1]	6-month GBP LIBOR	10/14/46	GBP	480	26,892
1.29%[1]	6-month GBP LIBOR	10/14/46	GBP	480	19,937
0.77%[1]	6-month JPY LIBOR	11/22/46	JPY	217,500	35,587
1.16%[1]	6-month EURIBOR	11/24/46	EUR	1,000	19,010
1.31%[1]	6-month EURIBOR	12/09/46	EUR	486	(10,014)
1.41%[1]	6-month EURIBOR	12/12/46	EUR	2,000	(95,876)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	17

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.60%[1]	3-month LIBOR	12/12/46	USD	2,092	$ (7,916)
Total					$276,804

[1]	Fund pays the fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
Barclays Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	1,116	$ (12,080)	$26,117	$ (38,197)
Barclays Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	279	(3,021)	7,723	(10,744)
Lloyds TSB Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	922	(15,834)	15,588	(31,422)
Royal Bank of Scotland Group PLC	1.00%	Citibank N.A.	6/20/21	EUR	762	2,579	21,375	(18,796)
Royal Bank of Scotland Group PLC	1.00%	Citibank N.A.	6/20/21	EUR	190	643	6,225	(5,582)
Lloyds TSB Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	2,088	(35,859)	19,247	(55,106)
Royal Bank of Scotland Group PLC	1.00%	BNP Paribas S.A.	12/20/21	EUR	800	5,104	15,595	(10,491)
CDX.EM Series 26 Version 1	1.00%	Bank of America N.A.	12/20/21	USD	3,125	193,732	194,823	(1,091)
Kingdom of Thailand	1.00%	BNP Paribas S.A.	12/20/21	USD	3,000	(30,261)	320	(30,581)
CDX.EM Series 26 Version 1	1.00%	Citibank N.A.	12/20/21	USD	6,108	378,686	389,508	(10,822)
Republic of Colombia	1.00%	Citibank N.A.	12/20/21	USD	3,000	86,434	119,591	(33,157)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	5,000	126,301	170,323	(44,022)
CDX.EM Series 26 Version 1	1.00%	Deutsche Bank AG	12/20/21	USD	340	21,078	24,954	(3,876)
CDX.EM Series 26 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,720	106,630	135,957	(29,327)
CDX.EM Series 26 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,350	83,691	106,711	(23,020)
CDX.EM Series 26 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,340	83,072	105,920	(22,848)
Total						$990,895	$1,359,977	$(369,082)

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.26%[1]	6-month BUBOR	JPMorgan Chase Bank N.A.	5/12/26	HUF	335,000	$(19,691)	—	$(19,691)
2.05%[1]	6-month BUBOR	JPMorgan Chase Bank N.A.	7/14/26	HUF	160,000	6,702	—	6,702
Total						$(12,989)	—	$(12,989)

[1]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Transactions in Options Written for the Year Ended December 31, 2016

	Calls		Puts
	Notional (000)		Notional (000)

	USD	Premiums Received	USD	Premiums Received

Outstanding options, beginning of year	—	—	—	—
Options written	16,755	$ 190,612	14,065	$125,075
Options exercised	(4,200)	(34,503)	(6,915)	(64,666)
Options expired	(12,555)	(156,109)	(7,150)	(60,409)

Outstanding options, end of year	—	—	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,593,624	—	—	$1,593,624
Options purchased	Investments at value — unaffiliated[1]	—	—	—	10,170	—	—	10,170
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$1,359,977	—	—	$6,702	—	1,366,679
Swaps — centrally cleared	Net unrealized appreciation[2]	—	—	—	—	390,610	—	390,610

Total		—	$1,359,977	—	$1,603,794	$397,312	—	$3,361,083

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,355,479	—	—	$1,355,479
Swaps — OTC	Unrealized depreciation on swaps	—	$369,082	—	—	$ 19,691	—	388,773
Swaps — centrally cleared	Net unrealized depreciation[2]	—	545,625	—	—	113,806	—	659,431

Total		—	$914,707	—	$1,355,479	$133,497	—	$2,403,683

[1]	Includes options purchased at value as reported in the Schedule of Investments.

[2]	Includes cumulative appreciation (depreciation) on centrally cleared swaps, if any, as reported in the Schedule of Investments.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operation was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$ (98,185)	—	$(98,185)
Forward foreign currency exchange contracts	—	—	—	$1,232,674	—	—	1,232,674
Options purchased[1]	—	—	—	(111,648)	(13,547)	—	(125,195)
Options written	—	—	—	216,518	—	—	216,518
Swaps	—	$(1,860,526)	—	—	896,372	—	(964,154)

Total	—	$(1,860,526)	—	$1,337,544	$784,640	—	$261,658

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(123,955)	—	$(123,955)
Forward foreign currency exchange contracts	—	—	—	$ 3,618	—	—	3,618
Options purchased[1]	—	—	—	(6,994)	—	—	(6,994)
Swaps	—	$(792,315)	—	—	444,067	—	(348,248)

Total	—	$(792,315)	—	$(3,376)	$ 320,112	—	$(475,579)

[1]	Options purchased are included in net realized gain (loss) from investments-unaffiliated and net change in unrealized appreciation (depreciation) on investments — unaffiliated.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	19

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,713,897
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$115,549,195
Average amounts sold — in USD	$94,749,495
Options:
Average value of option contracts purchased	$2,543
Average value of option contracts written	$13,726[1]
Credit default swaps:
Average notional value — buy protection	$33,944,414
Average notional value — sell protection	$764,000
Interest rate swaps:
Average notional value — pays fixed rate	$13,575,412
Average notional value — receives fixed rate	$3,940,514

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$1,593,624		$1,355,479
Options	10,170	[1]	—
Swaps — Centrally cleared	—		68,420
Swaps — OTC[1]	1,366,679		388,773

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,970,473		$1,812,672
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—		(68,420)

Total derivative assets and liabilities subject to an MNA	$2,970,473		$1,744,252

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,4]
Australia & New Zealand Banking Group Ltd.	$160,588	$(56,714)	—	—	$103,874
Bank of America N.A.	251,893	(44,940)	—	—	206,953
Barclays Bank PLC	99,590	(24,163)	—	—	75,427
BNP Paribas S.A.	179,449	(110,408)	—	—	69,041
Citibank N.A.	906,657	(434,400)	—	$(472,257)	—
Deutsche Bank AG	511,817	(253,284)	—	—	258,533
Goldman Sachs International	15,846	(6,125)	—	—	9,721
HSBC Bank PLC	25,476	(10,862)	—	—	14,614
JPMorgan Chase Bank N.A.	477,617	(379,587)	—	—	98,030
Morgan Stanley & Co. International PLC	43,918	(43,422)	—	—	496
Nomura International PLC	81	(81)	—	—	—
Royal Bank of Scotland PLC	99,086	(99,086)	—	—	—
Standard Chartered Bank	76,154	(16,172)	—	—	59,982
UBS AG	122,301	(122,301)	—	—	—
Total	$2,970,473	$(1,601,545)	—	$(472,257)	$896,671

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
Australia & New Zealand Banking Group Ltd.	$56,714	$(56,714)	—	—	—
Bank of America N.A.	44,940	(44,940)	—	—	—
Barclays Bank PLC	24,163	(24,163)	—	—	—
BNP Paribas S.A.	110,408	(110,408)	—	—	—
Citibank N.A.	434,400	(434,400)	—	—	—
Deutsche Bank AG	253,284	(253,284)	—	—	—
Goldman Sachs International	6,125	(6,125)	—	—	—
HSBC Bank PLC	10,862	(10,862)	—	—	—
JPMorgan Chase Bank N.A.	379,587	(379,587)	—	—	—
Morgan Stanley & Co. International PLC	43,422	(43,422)	—	—	—
Nomura International PLC	186	(81)	—	—	$105
Royal Bank of Scotland PLC	112,594	(99,086)	—	—	13,508
Standard Chartered Bank	16,172	(16,172)	—	—	—
TD Securities, Inc.	128,174	—	—	—	128,174
UBS AG	123,221	(122,301)	—	—	920
Total	$1,744,252	$(1,601,545)	—	—	$142,707

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Capital Trusts	—	$275,400	—	$275,400
Common Stocks	$193,790	—	—	193,790
Corporate Bonds	—	4,877,312	—	4,877,312
Foreign Agency Obligations	—	12,778,839	—	12,778,839
Foreign Government Obligations	—	33,181,318	—	33,181,318
Short-Term Securities	1,328,120	—	—	1,328,120
Options Purchased:
Foreign currency exchange contracts	—	10,170	—	10,170

Total	$1,521,910	$51,123,039	—	$52,644,949

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$1,593,624	—	$1,593,624
Interest rate contracts	—	397,312	—	397,312
Liabilities:
Credit contracts	—	(914,707)	—	(914,707)
Foreign currency exchange contracts	—	(1,355,479)	—	(1,355,479)
Interest rate contracts	—	(133,497)	—	(133,497)
Total	—	$(412,747)	—	$(412,747)

[1]

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	21

Consolidated Schedule of Investments December 31, 2016	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Canada — 0.0%
Chesapeake Funding LLC:
Series 2013-1A, Class B, 1.65%, 1/07/25 (a)(b)	USD	1,730	$1,722,060
Series 2014-1A, Class B, 1.45%, 3/07/26 (a)(b)		1,965	1,940,704
Series 2014-1A, Class C, 1.85%, 3/07/26 (a)(b)		1,145	1,121,987
Series 2014-1A, Class D, 2.20%, 3/07/26 (a)(b)		3,245	3,241,268

			8,026,019
Cayman Islands — 5.9%
ACAS CLO Ltd.:
Series 2012-1A, Class CR, 4.25%, 9/20/23 (a)(b)		750	747,650
Series 2013-1A, Class C, 3.63%, 4/20/25 (a)(b)		2,000	2,000,065
Series 2013-2A, Class A2BR, 3.08%, 10/25/25 (a)(b)		1,000	999,990
Series 2014-1A, Class C, 3.78%, 7/18/26 (a)(b)		1,240	1,243,158
Series 2015-1A, Class A1, 2.37%, 4/18/27 (a)(b)		1,750	1,753,712
Series 2015-1A, Class D, 4.53%, 4/18/27 (a)(b)		1,750	1,675,956
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 4.53%, 4/15/24 (a)(b)		1,000	991,163
AIMCO CLO, Series 2015-AA, Class E, 8.70%, 1/15/28 (a)(b)		750	750,769
ALM V Ltd., Series 2012-5A, Class DR, 6.88%, 10/18/27 (a)(b)		1,250	1,184,012
ALM VI Ltd.:
Series 2012-6A, Class A2R, 2.83%, 7/15/26 (a)(b)		1,190	1,196,545
Series 2012-6A, Class CR, 4.63%, 7/15/26 (a)(b)		6,115	6,096,655
Series 2012-6A, Class DR, 6.53%, 7/15/26 (a)(b)		3,225	2,944,748
ALM VII Ltd., Series 2012-7A, Class A1R, 2.33%, 10/15/28 (a)(b)		12,430	12,430,000
ALM X Ltd.:
Series 2013-10A, Class B, 3.48%, 1/15/25 (a)(b)		250	250,010
Series 2013-10A, Class C, 4.18%, 1/15/25 (a)(b)		1,740	1,680,599
ALM XII Ltd.:
Series 2015-12A, Class B, 4.13%, 4/16/27 (a)(b)		2,067	2,078,228
Series 2015-12A, Class C1, 4.63%, 4/16/27 (a)(b)		1,240	1,215,544
Series 2015-12A, Class D, 6.38%, 4/16/27 (a)(b)		1,750	1,622,477
ALM XIV Ltd.:
Series 2014-14A, Class A1, 2.32%, 7/28/26 (a)(b)		1,825	1,826,720
Series 2014-14A, Class B, 3.84%, 7/28/26 (a)(b)		5,169	5,124,321
Series 2014-14A, Class C, 4.34%, 7/28/26 (a)(b)		6,640	6,515,719
ALM XVIII Ltd., Series 2016-18A, Class D, 8.26%, 7/15/27 (a)(b)		975	975,000
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 5.15%, 12/09/26 (a)(b)		2,620	2,580,700
AMMC CLO 16 Ltd.:
Series 2015-16A, Class C, 3.98%, 4/14/27 (a)(b)		3,040	3,048,226
Series 2015-16A, Class D, 4.63%, 4/14/27 (a)(b)		1,220	1,146,329

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
AMMC CLO 17 Ltd.:
Series 2015-17A, Class B, 3.20%, 11/15/27 (a)(b)	USD	4,755	$4,760,269
Series 2015-17A, Class C, 4.15%, 11/15/27 (a)(b)		2,330	2,332,541
Series 2015-17A, Class E, 7.65%, 11/15/27 (a)(b)		2,000	1,976,896
AMMC CLO 18 Ltd., Series 2016-18A, Class D, 5.94%, 5/26/28 (a)(b)		1,550	1,557,750
AMMC CLO 19 Ltd.:
Series 2016-19A, Class C, 3.68%, 10/15/28 (a)(b)		890	890,000
Series 2016-19A, Class D, 4.63%, 10/15/28 (a)(b)		750	724,875
AMMC CLO IX Ltd.:
Series 2011-9A, Class DR, 6.53%, 1/15/22 (a)(b)		2,920	2,918,735
Series 2011-9A, Class ER, 8.53%, 1/15/22 (a)(b)		4,680	4,698,405
AMMC CLO X Ltd., Series 2012-10A, Class D, 5.37%, 4/11/22 (a)(b)		900	900,920
AMMC CLO XII Ltd., Series 2013-12A, Class B, 2.78%, 5/10/25 (a)(b)		3,350	3,355,377
Anchorage Capital CLO 3 Ltd.:
Series 2014-3A, Class A2AR, 2.91%, 4/28/26 (a)(b)		2,980	2,979,702
Series 2014-3A, Class BR, 3.51%, 4/28/26 (a)(b)		2,375	2,368,642
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class D, 4.28%, 4/15/27 (a)(b)		2,660	2,555,655
Series 2015-6A, Class E1, 5.78%, 4/15/27 (a)(b)		2,250	1,969,170
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class C, 3.93%, 10/15/27 (a)(b)		1,813	1,812,407
Series 2015-7A, Class D, 4.53%, 10/15/27 (a)(b)		1,625	1,577,609
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class D, 4.92%, 7/28/28 (a)(b)		1,360	1,363,400
Anchorage Capital CLO 9 Ltd.:
Series 2016-9A, Class D, 4.95%, 1/15/29 (a)(b)		1,360	1,316,072
Series 2016-9A, Class E, 8.20%, 1/15/29 (a)(b)		1,170	1,103,544
Anchorage Capital CLO Ltd.:
Series 2012-1A, Class DR, 8.12%, 1/13/27 (a)(b)		750	746,014
Series 2013-1A, Class A1, 2.07%, 7/13/25 (a)(b)		2,910	2,901,561
Series 2013-1A, Class A2A, 2.63%, 7/13/25 (a)(b)		4,390	4,349,757
Series 2013-1A, Class B, 3.58%, 7/13/25 (a)(b)		1,160	1,157,493
Series 2014-3A, Class C, 4.39%, 4/28/26 (a)(b)		6,301	6,300,405
Annisa CLO Ltd., Series 2016-2A, Class E, 8.04%, 7/20/28 (a)(b)		250	247,836
Apidos CDO:
Series 2012-9AR, Class CR, 3.78%, 7/15/23 (a)(b)		12,295	12,296,109
Series 2012-9AR, Class DR, 4.78%, 7/15/23 (a)(b)		5,265	5,264,702
Apidos CLO IX, Series 2012-9AR, Class ER, 6.98%, 7/15/23 (a)(b)		1,000	995,985
Apidos CLO XII, Series 2013-12A, Class A, 1.98%, 4/15/25 (a)(b)		70,354	70,220,327

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Apidos CLO XIV, Series 2013-14A, Class C1, 3.73%, 4/15/25 (a)(b)	USD	3,890	$3,908,403
Apidos CLO XIX:
Series 2014-19A, Class D, 4.63%, 10/17/26 (a)(b)		500	495,789
Series 2014-19A, Class E, 6.33%, 10/17/26 (a)(b)		2,700	2,532,566
Apidos CLO XV:
Series 2013-15A, Class A1, 2.23%, 10/20/25 (a)(b)		4,630	4,624,572
Series 2013-15A, Class D, 5.63%, 10/20/25 (a)(b)		1,950	1,758,705
Apidos CLO XVI, Series 2013-16A, Class C, 4.13%, 1/19/25 (a)(b)		2,775	2,687,311
Apidos CLO XVII, Series 2014-17A, Class A1R, 2.19%, 4/17/26 (a)(b)		4,755	4,722,191
Apidos CLO XVIII:
Series 2014-18A, Class A1, 2.29%, 7/22/26 (a)(b)		3,590	3,582,076
Series 2014-18A, Class C, 4.53%, 7/22/26 (a)(b)		2,900	2,860,858
Series 2014-18A, Class D, 6.08%, 7/22/26 (a)(b)		2,125	2,024,267
Apidos CLO XXI, Series 2015-21A, Class C, 4.43%, 7/18/27 (a)(b)		500	474,195
Apidos CLO XXII, Series 2015-22A, Class D, 6.88%, 10/20/27 (a)(b)		1,500	1,380,000
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.24%, 9/15/26 (a)(b)		11,470	11,470,000
ARES CLO Ltd.:
Series 2012-2A, Class AR, 2.16%, 10/12/23 (a)(b)		2,860	2,860,141
Series 2012-2A, Class CR, 3.57%, 10/12/23 (a)(b)		1,660	1,656,365
Series 2012-2A, Class DR, 4.57%, 10/12/23 (a)(b)		750	748,500
Series 2014-32A, Class A2, 3.21%, 11/15/25 (a)(b)		2,000	2,004,781
Series 2015-4A, Class C, 5.13%, 10/15/26 (a)(b)		5,005	5,004,611
Series 2015-4A, Class D2, 7.90%, 10/15/26 (a)(b)		3,915	3,919,122
ARES XLI CLO Ltd., Series 2016-41A, Class D, 5.09%, 1/15/29 (a)(b)		1,400	1,379,420
ARES XXIII CLO Ltd.:
Series 2012-1A, Class E, 6.48%, 4/19/23 (a)(b)		8,475	8,300,641
Series 2012-1AR, Class CR, 4.08%, 4/19/23 (a)(b)		4,250	4,276,578
Series 2012-1AR, Class DR, 5.03%, 4/19/23 (a)(b)		4,000	4,042,390
ARES XXV CLO Ltd.:
Series 2012-3A, Class BR, 2.63%, 1/17/24 (a)(b)		13,600	13,600,000
Series 2012-3A, Class CR, 3.38%, 1/17/24 (a)(b)		1,750	1,750,000
ARES XXVII CLO Ltd., Series 2013-2A, Class D, 4.64%, 7/28/25 (a)(b)		1,360	1,332,800
ARES XXVIII CLO Ltd., Series 2013-3A, Class D, 4.38%, 10/17/24 (a)(b)		1,000	975,529
ARES XXXII CLO Ltd.:
Series 2014-32A, Class B, 4.16%, 11/15/25 (a)(b)		1,245	1,244,834
Series 2014-32A, Class C, 5.11%, 11/15/25 (a)(b)		2,485	2,485,314
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class A2R, 2.91%, 12/05/25 (a)(b)		1,370	1,370,000

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2015-1A, Class B2R, 3.76%, 12/05/25 (a)(b)	USD	750	$750,000
Series 2015-1A, Class CR, 5.16%, 12/05/25 (a)(b)		4,175	4,175,000
Series 2015-1A, Class D, 7.17%, 12/05/25 (a)(b)		2,700	2,555,543
ARES XXXIX CLO Ltd., Series 2016-39A, Class E, 8.13%, 7/18/28 (a)(b)		2,910	2,853,255
ARES XXXVII CLO Ltd., Series 2015-4A, Class D1, 7.68%, 10/15/26 (a)(b)		2,000	1,977,054
ARES XXXVIII CLO Ltd., Series 2015-38A, Class D, 5.03%, 1/20/27 (a)(b)		970	972,910
Arrowpoint CLO Ltd., Series 2016-5A, Class D, 5.31%, 7/15/28 (a)(b)		2,480	2,455,200
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class DR, 4.79%, 1/30/24 (a)(b)		1,500	1,493,747
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class A, 2.11%, 8/18/25 (a)(b)		3,375	3,366,708
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 3.61%, 2/17/26 (a)(b)		2,400	2,377,488
Atlas Senior Loan Fund Ltd.:
Series 2012-1A, Class A3LR, 3.41%, 8/15/24 (a)(b)		1,170	1,166,288
Series 2012-1A, Class B1LR, 4.81%, 8/15/24 (a)(b)		1,960	1,960,271
Series 2012-1A, Class B2L, 7.16%, 8/15/24 (a)(b)		1,625	1,624,874
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class AR, 2.30%, 7/16/26 (a)(b)		2,140	2,140,000
Series 2014-1A, Class BR, 2.87%, 7/16/26 (a)(b)		3,890	3,890,000
Series 2014-1A, Class D, 4.33%, 7/16/26 (a)(b)		2,145	2,091,303
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class D, 4.58%, 10/15/26 (a)(b)		850	826,898
Atlas Senior Loan Fund VII Ltd., Series 2016-7A, Class D, 4.78%, 11/30/28 (a)(b)		1,950	1,873,365
Atrium CDO Corp., Series 8I, Class SUB, 0.00%, 10/23/22		13,300	9,140,308
Atrium IX, Series 9A, Class D, 4.44%, 2/28/24 (a)(b)		4,250	4,209,905
Atrium VIII:
Series 8A, Class DR, 4.86%, 10/23/24 (a)(b)		12,615	12,621,307
Series 8A, Class ER, 8.11%, 10/23/24 (a)(b)		3,890	3,889,611
Atrium X:
Series 10A, Class A, 2.00%, 7/16/25 (a)(b)		3,856	3,848,547
Series 10A, Class D, 4.38%, 7/16/25 (a)(b)		1,670	1,653,639
Atrium XII:
Series 12A, Class C, 3.93%, 10/22/26 (a)(b)		1,365	1,369,125
Series 12A, Class D, 4.78%, 10/22/26 (a)(b)		4,250	4,254,250
Babson CLO Ltd.:
Series 2012-1A, Class A2, 2.88%, 4/15/22 (a)(b)		2,290	2,290,137
Series 2012-1A, Class B, 3.38%, 4/15/22 (a)(b)		2,640	2,640,000
Series 2012-2A, Class A1R, 2.15%, 5/15/23 (a)(b)		712	712,126
Series 2013-IA, Class A, 1.98%, 4/20/25 (a)(b)		18,420	18,408,449
Series 2014-3A, Class C1, 3.88%, 1/15/26 (a)(b)		390	390,008

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	23

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2016-1A, Class E, 7.43%, 4/23/27 (a)(b)	USD	2,440	$2,305,800
Series 2016-2A, Class E, 7.63%, 7/28/28 (a)(b)		1,100	1,042,250
Bain Capital Credit CLO, Series 2016-2A, Class E, 8.03%, 1/15/29 (a)(b)		1,000	953,000
Ballyrock CLO LLC, Series 2014-1A, Class A2, 3.13%, 10/20/26 (a)(b)		1,090	1,092,631
Battalion CLO Ltd., Series 2007-1A, Class C, 1.68%, 7/14/22 (a)(b)		970	958,537
Battalion CLO VII Ltd.:
Series 2014-7A, Class A2, 3.43%, 10/17/26 (a)(b)		4,540	4,534,046
Series 2014-7A, Class B, 4.48%, 10/17/26 (a)(b)		3,070	3,057,733
Series 2014-7A, Class C, 4.78%, 10/17/26 (a)(b)		3,570	3,297,486
Battalion CLO VIII Ltd.:
Series 2015-8A, Class C, 4.78%, 4/18/27 (a)(b)		750	729,361
Series 2015-8A, Class D, 6.33%, 4/18/27 (a)(b)		1,430	1,220,820
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 2.08%, 7/15/24 (a)(b)		3,210	3,206,354
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, 2.23%, 1/20/29 (a)(b)		16,065	16,065,000
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class A2, 3.13%, 4/18/27 (a)(b)		2,480	2,486,200
Series 2015-VIA, Class B, 3.93%, 4/18/27 (a)(b)		2,750	2,756,875
Series 2015-VIA, Class C, 4.58%, 4/18/27 (a)(b)		2,640	2,600,883
Series 2015-VIA, Class D, 6.43%, 4/18/27 (a)(b)		2,500	2,250,000
Benefit Street Partners CLO VIII Ltd.:
Series 2015-8A, Class B, 3.88%, 1/20/28 (a)(b)		1,500	1,501,560
Series 2015-8A, Class C, 4.78%, 1/20/28 (a)(b)		2,320	2,279,004
Series 2015-8A, Class D, 6.38%, 1/20/28 (a)(b)		750	663,690
Betony CLO Ltd.:
Series 2015-1A, Class CR, 3.76%, 4/15/27 (a)(b)		2,150	2,150,000
Series 2015-1A, Class D, 4.48%, 4/15/27 (a)(b)		2,040	1,936,479
Birchwood Park CLO Ltd., Series 2014-1A, Class D1, 4.33%, 7/15/26 (a)(b)		970	925,550
BlueMountain CLO II Ltd., Series 2006-2A, Class B, 1.37%, 7/15/18 (a)(b)		2,290	2,250,841
BlueMountain CLO Ltd.:
Series 2011-1A, Class E, 6.66%, 8/16/22 (a)(b)		1,575	1,575,496
Series 2012-1A, Class B, 3.43%, 7/20/23 (a)(b)		1,700	1,699,999
Series 2012-1A, Class C, 4.13%, 7/20/23 (a)(b)		1,120	1,121,120
Series 2012-1A, Class D, 5.23%, 7/20/23 (a)(b)		3,850	3,849,717
Series 2012-2A, Class DR, 5.03%, 11/20/28 (a)(b)		1,170	1,170,000
Series 2013-2A, Class A, 2.08%, 1/22/25 (a)(b)		3,520	3,519,585
Series 2013-3A, Class A, 2.29%, 10/29/25 (a)(b)		7,810	7,816,964

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2013-3A, Class C, 3.59%, 10/29/25 (a)(b)	USD	2,910	$2,910,290
Series 2014-1A, Class C, 3.64%, 4/30/26 (a)(b)		2,818	2,817,970
Series 2014-2A, Class A, 2.34%, 7/20/26 (a)(b)		2,760	2,761,871
Series 2014-4A, Class A1R, 2.23%, 11/30/26 (a)(b)		2,910	2,910,000
Series 2014-4A, Class E, 6.24%, 11/30/26 (a)(b)		2,345	2,243,614
Series 2015-1A, Class C, 4.63%, 4/13/27 (a)(b)		1,670	1,641,629
Series 2015-1A, Class D, 6.33%, 4/13/27 (a)(b)		3,611	3,462,345
Series 2015-2A, Class E, 6.23%, 7/18/27 (a)(b)		750	683,802
Series 2015-4A, Class D2, 4.93%, 1/20/27 (a)(b)		970	972,919
Series 2015-4A, Class E, 7.38%, 1/20/27 (a)(b)		970	941,857
Series 2016-2A, Class D, 7.70%, 8/20/28 (a)(b)		750	737,430
Series 2016-3A, Class E, 7.70%, 11/15/17 (a)(b)		750	718,298
Bowman Park CLO Ltd., Series 2014-1A, Class D2, 4.87%, 11/23/25 (a)(b)		4,945	4,835,997
Bristol Park CLO Ltd., Series 2016-1A, Class E, 8.13%, 4/15/29 (a)(b)		750	724,500
BSP, Series 16-9A, Class E, 7.55%, 7/20/28 (a)(b)		500	468,750
Burnham Park CLO Ltd., Series 2016-1A, Class E, 7.71%, 10/20/29 (a)(b)		750	718,313
Canyon Capital CLO Ltd.:
Series 2012-1A, Class DR, 4.97%, 1/15/26 (a)(b)		1,920	1,914,240
Series 2015-1A, Class C, 4.03%, 4/15/27 (a)(b)		1,420	1,427,888
Series 2015-1A, Class E, 6.33%, 4/15/27 (a)(b)		1,500	1,350,591
Series 2016-1A, Class E, 8.38%, 4/15/28 (a)(b)		750	741,975
Series 2016-2A, Class E, 7.60%, 10/15/28 (a)(b)		1,000	944,616
Carlyle Global Market Strategies CLO Ltd.:
Series 2013-3A, Class B, 3.53%, 7/15/25 (a)(b)		4,060	4,051,679
Series 2013-3A, Class C, 4.28%, 7/15/25 (a)(b)		500	489,236
Series 2014-5A, Class C, 5.03%, 10/16/25 (a)(b)		3,035	3,036,098
Series 2015-4A, Class SBB1, 9.38%, 10/20/27 (a)(b)		2,341	2,353,322
Catamaran CLO Ltd., Series 2012-1A, Class BR, 2.87%, 12/20/23 (a)(b)		3,900	3,900,000
Cedar Funding III CLO Ltd.:
Series 2014-3A, Class C, 3.71%, 5/20/26 (a)(b)		3,515	3,523,788
Series 2014-3A, Class D, 4.46%, 5/20/26 (a)(b)		2,945	2,858,096
CIFC Funding Ltd.:
Series 2012-1A, Class A1R2, 2.18%, 8/14/24 (a)(b)		1,281	1,277,354
Series 2012-1A, Class A3R, 3.97%, 8/14/24 (a)(b)		400	400,090
Series 2012-1A, Class B1R, 5.05%, 8/14/24 (a)(b)		3,500	3,500,008

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2012-2A, Class A2RL, 2.84%, 12/05/24 (a)(b)	USD	1,000	$1,000,000
Series 2012-2A, Class B2R, 6.69%, 5/26/27 (a)(b)		1,250	1,237,815
Series 2012-3A, Class A3R, 3.58%, 1/29/25 (a)(b)		1,760	1,760,000
Series 2012-3A, Class B1R, 4.88%, 1/29/25 (a)(b)		2,330	2,330,000
Series 2013-1A, Class A2, 2.78%, 4/16/25 (a)(b)		6,200	6,172,649
Series 2013-4A, Class B1, 2.79%, 11/27/24 (a)(b)		10,110	10,067,638
Series 2013-4A, Class D, 4.44%, 11/27/24 (a)(b)		1,560	1,523,056
Series 2014-1A, Class A, 2.38%, 4/18/25 (a)(b)		7,200	7,197,840
Series 2014-2A, Class A1L, 2.41%, 5/24/26 (a)(b)		5,000	5,010,499
Series 2014-2A, Class A3L, 3.78%, 5/24/26 (a)(b)		2,505	2,506,256
Series 2014-2A, Class B1L, 4.43%, 5/24/26 (a)(b)		10,005	9,687,692
Series 2014-3A, Class B1, 2.88%, 7/22/26 (a)(b)		970	971,876
Series 2014-3A, Class C1, 3.68%, 7/22/26 (a)(b)		3,137	3,128,782
Series 2014-4A, Class D, 4.28%, 10/17/26 (a)(b)		3,755	3,632,318
Series 2014-5A, Class A1R, 2.26%, 1/17/27 (a)(b)		10,920	10,920,000
Series 2014-5A, Class CR, 3.56%, 1/17/27 (a)(b)		970	970,000
Series 2015-1A, Class A1R, 2.09%, 1/22/27 (a)(b)		3,510	3,502,278
Series 2015-1A, Class D, 4.88%, 1/22/27 (a)(b)		1,470	1,447,398
Series 2015-2A, Class A, 2.33%, 4/15/27 (a)(b)		4,030	4,038,481
Series 2015-2A, Class D, 4.53%, 4/15/27 (a)(b)		250	240,122
Series 2015-4A, Class C1, 4.68%, 10/20/27 (a)(b)		1,125	1,098,214
Cumberland Park CLO Ltd., Series 2015-2A, Class E, 5.88%, 7/20/26 (a)(b)		750	663,750
Dryden 34 Senior Loan Fund:
Series 2014-34A, Class C, 3.68%, 10/15/26 (a)(b)		1,200	1,199,940
Series 2014-34A, Class D, 4.48%, 10/15/26 (a)(b)		1,190	1,160,250
Dryden 36 Senior Loan Fund:
Series 2014-36A, Class CR, 3.94%, 1/15/28 (a)(b)		750	749,250
Series 2014-36A, Class DR, 4.64%, 1/15/28 (a)(b)		2,500	2,461,250
Dryden 38 Senior Loan Fund, Series 2015-38A, Class E, 6.93%, 7/15/27 (a)(b)		425	395,563
Dryden 43 Senior Loan Fund, Series 2016-43A, Class E, 7.90%, 7/20/29 (a)(b)		750	742,500
Dryden XXII Senior Loan Fund, Series 2011-22A, Class CR, 4.88%, 1/15/22 (a)(b)		2,560	2,560,000
Dryden XXV Senior Loan Fund:
Series 2012-25A, Class AR, 2.05%, 1/15/25 (a)(b)		4,950	4,950,000
Series 2012-25A, Class CR, 3.25%, 1/15/25 (a)(b)		750	750,000

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 2.01%, 8/15/25 (a)(b)	USD	14,365	$14,308,760
ECP CLO Ltd., Series 2012-4A, Class A1, 2.34%, 6/19/24 (a)(b)		2,424	2,424,011
Finn Square CLO Ltd.:
Series 2012-1A, Class A1R, 2.21%, 12/24/23 (a)(b)		1,762	1,759,612
Series 2012-1A, Class A2R, 2.70%, 12/24/23 (a)(b)		3,310	3,304,573
Flatiron CLO Ltd.:
Series 12-1AR, Class CR, 5.35%, 10/25/21 (a)(b)		10,200	10,200,000
Series 2011-1A, Class D, 4.48%, 1/15/23 (a)(b)		2,550	2,549,946
Series 2012-1AR, Class BR, 4.25%, 10/25/21 (a)(b)		970	970,000
Series 2013-1A, Class A1, 2.28%, 1/17/26 (a)(b)		8,190	8,184,975
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class A2R, 2.68%, 4/20/23 (a)(b)		7,250	7,249,447
Series 2012-7A, Class BR, 3.38%, 4/20/23 (a)(b)		5,270	5,269,821
Series 2012-7A, Class CR, 4.33%, 4/20/23 (a)(b)		2,500	2,500,763
Series 2012-7A, Class DR, 6.13%, 4/20/23 (a)(b)		5,000	4,911,327
Series 2012-7A, Class ER, 5.38%, 4/20/23 (a)(b)		2,925	2,573,540
Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (a)		4,075	1,371,408
Galaxy XIV CLO Ltd., Series 2012-14A, Class DR, 5.38%, 11/15/26 (a)(b)		1,155	1,155,000
Galaxy XV CLO Ltd.:
Series 2013-15A, Class A, 2.13%, 4/15/25 (a)(b)		5,555	5,546,667
Series 2013-15A, Class C, 3.48%, 4/15/25 (a)(b)		3,000	2,999,854
GoldenTree Loan Opportunities IV Ltd., Series 2007-4A, Class B, 1.63%, 8/18/22 (a)(b)		2,680	2,643,820
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 4.39%, 10/29/26 (a)(b)		3,297	3,242,636
GoldenTree Loan Opportunities VIII Ltd.:
Series 2014-8A, Class C, 3.58%, 4/19/26 (a)(b)		1,170	1,169,932
Series 2014-8A, Class D, 4.50%, 4/19/26 (a)(b)		750	738,450
GoldenTree Loan Opportunities XI Ltd.:
Series 2015-11A, Class D, 4.58%, 4/18/27 (a)(b)		2,500	2,444,274
Series 2015-11A, Class E, 6.43%, 4/18/27 (a)(b)		3,250	3,038,713
GT Loan Financing I Ltd., Series 2013-1A, Class A, 2.16%, 10/28/24 (a)(b)		11,535	11,532,735
Highbridge Loan Management Ltd.:
Series 2014-4A, Class B, 3.89%, 7/28/25 (a)(b)		3,465	3,464,912
Series 2015-6A, Class D, 4.53%, 5/05/27 (a)(b)		2,070	1,942,219
Series 2015-6A, Class E1, 6.33%, 5/05/27 (a)(b)		1,620	1,484,575

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	25

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2016-8A, Class D, 5.73%, 4/20/27 (a)(b)	USD	1,560	$1,559,878
Series 2016-8A, Class E, 8.78%, 4/20/27 (a)(b)		750	748,807
Series 3A-2014, Class C, 4.48%, 1/18/25 (a)(b)		1,350	1,308,063
Series 3A-2014, Class D, 5.88%, 1/18/25 (a)(b)		750	709,474
Series 5A-2015, Class E, 6.24%, 1/29/26 (a)(b)		750	675,713
Series 7A-2015, Class C, 4.29%, 11/15/26 (a)(b)		1,670	1,673,173
Series 7A-2015, Class D, 4.66%, 11/15/26 (a)(b)		1,160	1,115,918
HPS Loan Management Ltd.:
Series 10A-16, Class C, 4.58%, 1/20/28 (a)(b)		5,640	5,413,836
Series 10A-16, Class D, 7.43%, 1/20/28 (a)(b)		4,000	3,733,200
Series 9A-2016, Class D2, 7.08%, 7/19/27 (a)(b)		1,780	1,679,074
Keuka Park CLO Ltd., Series 2013-1A, Class D, 4.08%, 10/21/24 (a)(b)		2,245	2,145,651
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 2.03%, 7/15/25 (a)(b)		7,785	7,762,022
LCM X LP:
Series 10AR, Class CR, 3.73%, 4/15/22 (a)(b)		2,355	2,355,001
Series 10AR, Class DR, 4.63%, 4/15/22 (a)(b)		1,500	1,500,014
Series 10AR, Class ER, 6.38%, 4/15/22 (a)(b)		5,060	5,059,902
LCM XI LP, Series 11A, Class E, 6.03%, 4/19/22 (a)(b)		1,000	963,184
LCM XIV LP, Series 14A, Class A, 2.03%, 7/15/25 (a)(b)		1,250	1,248,948
LCM XV LP, Series 15A, Class C, 4.03%, 8/25/24 (a)(b)		3,155	3,154,769
LCM XVI LP:
Series 16A, Class A, 2.38%, 7/15/26 (a)(b)		3,330	3,334,738
Series 16A, Class E, 5.48%, 7/15/26 (a)(b)		2,000	1,780,348
LCM XVII LP, Series 17A, Class D, 4.38%, 10/15/26 (a)(b)		1,560	1,525,564
LCM XVIII LP:
Series 18A, Class C1, 4.03%, 4/20/27 (a)(b)		4,670	4,670,378
Series 18A, Class D, 4.68%, 4/20/27 (a)(b)		2,670	2,619,371
Series 18A, Class E, 6.23%, 4/20/27 (a)(b)		2,430	2,274,252
Series 18A, Class INC, 0.00%, 4/20/27 (a)(b)		1,835	1,309,552
Lime Street CLO Ltd., Series 2007-1A, Class B, 1.55%, 6/20/21 (a)(b)		2,880	2,805,005
Limerock CLO III LLC, Series 2014-3A, Class C, 4.48%, 10/20/26 (a)(b)		8,490	8,212,745
Madison Park Funding Ltd.:
Series 2012-9A, Class B2R, 3.35%, 8/15/22 (a)(c)		4,400	4,403,247
Series 2012-9A, Class C1R, 3.76%, 8/15/22 (a)(b)		1,090	1,090,047
Series 2012-9A, Class C2R, 4.22%, 8/15/22 (a)(c)		6,890	6,895,626
Series 2012-9A, Class DR, 4.76%, 8/15/22 (a)(b)		4,250	4,250,125
Series 2012-9A, Class E, 6.16%, 8/15/22 (a)(b)		2,140	2,070,903

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Madison Park Funding VIII Ltd.:
Series 2012-8A, Class BR, 3.08%, 4/22/22 (a)(b)	USD	585	$585,004
Series 2012-8A, Class CR, 3.68%, 4/22/22 (a)(b)		4,973	4,973,391
Series 2012-8A, Class DR, 4.73%, 4/22/22 (a)(b)		3,204	3,203,385
Madison Park Funding XI Ltd.:
Series 2013-11A, Class A1B, 2.33%, 10/23/25 (a)(b)		3,331	3,330,787
Series 2013-11A, Class D, 4.38%, 10/23/25 (a)(b)		2,229	2,201,148
Madison Park Funding XIII Ltd.:
Series 2014-13A, Class C, 3.63%, 1/19/25 (a)(b)		2,066	2,055,675
Series 2014-13A, Class D, 4.23%, 1/19/25 (a)(b)		1,750	1,718,706
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 4.48%, 7/20/26 (a)(b)		4,925	4,872,188
Madison Park Funding XIX Ltd., Series 2015-19A, Class D, 7.33%, 1/22/28 (a)(b)		750	724,271
Madison Park Funding XV Ltd., Series 2014-15A, Class B1, 4.14%, 1/27/26 (a)(b)		1,170	1,170,147
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, 4.58%, 4/20/26 (a)(b)		1,200	1,182,757
Madison Park Funding XX Ltd., Series 2016-20A, Class E, 8.29%, 4/27/27 (a)(b)		1,740	1,718,635
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 3.06%, 1/20/24 (a)(b)		5,620	5,615,504
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, 2.04%, 7/22/24 (a)(b)		10,005	9,918,665
Muir Woods CLO Ltd.:
Series 2012-1A, Class B, 3.56%, 9/14/23 (a)(b)		3,100	3,101,295
Series 2012-1A, Class C, 4.71%, 9/14/23 (a)(b)		5,650	5,657,404
Neuberger Berman CLO XII Ltd., Series 2012-12A, Class ER, 7.13%, 7/25/23 (a)(b)		2,500	2,504,177
Neuberger Berman CLO XIII Ltd.:
Series 2012-13A, Class B, 3.18%, 1/23/24 (a)(b)		18,600	18,598,722
Series 2012-13A, Class C, 3.73%, 1/23/24 (a)(b)		1,500	1,511,700
Series 2012-13A, Class D, 5.38%, 1/23/24 (a)(b)		2,625	2,624,968
Neuberger Berman CLO XVI Ltd.:
Series 2014-16A, Class B2R, 3.05%, 4/15/26 (a)(b)		4,700	4,700,000
Series 2014-16A, Class D, 4.23%, 4/15/26 (a)(b)		1,650	1,585,709
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 4.43%, 8/04/25 (a)(b)		4,833	4,642,775
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class CR, 5.13%, 11/14/27 (a)(b)		2,110	2,110,000
Series 2014-18A, Class DR, 8.63%, 11/14/27 (a)(b)		750	738,300
Neuberger Berman CLO XX Ltd.:
Series 2015-20A, Class D, 4.83%, 1/15/28 (a)(b)		750	731,753
Series 2015-20A, Class E, 7.33%, 1/15/28 (a)(b)		3,715	3,564,609

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Neuberger Berman CLO XXI Ltd.:
Series 2016-21A, Class D, 5.83%, 4/20/27 (a)(b)	USD	550	$550,642
Series 2016-21A, Class E, 7.88%, 4/20/27 (a)(b)		1,920	1,902,934
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class E, 7.69%, 10/17/27 (a)(b)		1,500	1,398,750
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class C, 3.98%, 7/20/26 (a)(b)		1,200	1,200,098
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, 5.08%, 1/23/27 (a)(b)		1,520	1,516,200
Oaktree EIF II Ltd.:
Series 2014-A2, Class B, 3.21%, 11/15/25 (a)(b)		6,755	6,754,561
Series 2015-B1A, Class B, 3.21%, 2/15/26 (a)(b)		1,000	1,000,416
Series 2015-B1A, Class C, 4.01%, 2/15/26 (a)(b)		2,850	2,850,136
OCP CLO Ltd.:
Series 2012-2A, Class DR, 5.35%, 11/22/25 (a)(b)		1,560	1,557,270
Series 2013-3A, Class B, 3.63%, 1/17/25 (a)(b)		1,000	1,000,001
Series 2014-5A, Class A1, 1.88%, 4/26/26 (a)(b)		1,380	1,366,685
Series 2014-7A, Class A1A, 2.48%, 10/20/26 (a)(b)		5,490	5,489,816
Series 2015-8A, Class A1, 2.41%, 4/17/27 (a)(b)		7,810	7,806,838
Series 2015-8A, Class C, 4.53%, 4/17/27 (a)(b)		500	481,609
Series 2016-12A, Class C, 5.04%, 10/18/28 (a)(b)		1,560	1,548,656
Octagon Investment Partners 26 Ltd.:
Series 2016-1A, Class C, 4.23%, 4/15/27 (a)(b)		1,570	1,571,881
Series 2016-1A, Class D, 5.83%, 4/15/27 (a)(b)		2,150	2,152,518
Series 2016-1A, Class E, 8.73%, 4/15/27 (a)(b)		2,625	2,624,747
Octagon Investment Partners 27 Ltd., Series 2016-1A, Class E, 7.76%, 7/15/27 (a)(b)		2,000	1,974,400
Octagon Investment Partners XII Ltd.:
Series 2012-1AR, Class DR, 4.68%, 5/05/23 (a)(b)		5,965	5,959,474
Series 2012-1AR, Class ER, 6.38%, 5/05/23 (a)(b)		9,520	9,327,860
Series 2012-1X, Class DR, 4.58%, 5/05/23 (b)		750	749,305
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.88%, 1/15/24 (a)(b)		2,165	2,164,876
Octagon Investment Partners XIX Ltd.:
Series 2014-1A, Class F, 6.38%, 4/15/26 (a)(b)		3,950	2,947,362
Series 2014-1A, Class SUB, 0.00%, 4/15/26 (a)		5,600	2,640,808
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 2.00%, 7/17/25 (a)(b)		8,330	8,289,183
Octagon Investment Partners XVII Ltd.:
Series 2013-1A, Class A1, 2.21%, 10/25/25 (a)(b)		9,175	9,170,413
Series 2013-1A, Class A2R, 2.61%, 10/25/25 (a)(b)		10,990	11,003,737

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class C, 4.61%, 12/16/24 (a)(b)	USD	1,250	$1,211,907
Octagon Investment Partners XX Ltd., Series 2014-1A, Class D, 4.55%, 8/12/26 (a)(b)		1,740	1,679,642
Octagon Investment Partners XXI Ltd.:
Series 2014-1A, Class C, 4.55%, 11/14/26 (a)(b)		7,475	7,290,329
Series 2014-1A, Class D, 7.50%, 1/14/26 (a)(b)		4,900	4,839,135
Octagon Investment Partners XXII Ltd.:
Series 2014-1A, Class C1, 4.13%, 11/25/25 (a)(b)		2,445	2,445,245
Series 2014-1A, Class D1, 4.78%, 11/25/25 (a)(b)		2,040	2,005,353
Series 2014-1A, Class E1, 6.13%, 11/25/25 (a)(b)		1,245	1,128,595
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1, 2.28%, 10/20/25 (a)(b)		1,069	1,068,193
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 2.00%, 4/20/25 (a)(b)		16,975	16,922,001
OHA Credit Partners XI Ltd., Series 2015-11A, Class E, 7.58%, 10/20/28 (a)(b)		970	929,022
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.19%, 8/23/24 (a)(b)		10,470	10,458,128
OZLM Funding II Ltd.:
Series 2012-2A, Class A1R, 2.00%, 10/30/27 (a)(b)		24,637	24,637,000
Series 2012-2A, Class DR, 8.17%, 10/30/27 (a)(b)		3,310	3,194,150
OZLM Funding III Ltd., Series 2013-3A, Class BR, 3.70%, 1/22/29 (a)(b)		7,065	7,065,000
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1, 2.03%, 7/22/25 (a)(b)		4,560	4,553,160
Series 2013-4A, Class C, 4.08%, 7/22/25 (a)(b)		1,130	1,093,184
Series 2013-4A, Class D, 5.53%, 7/22/25 (a)(b)		1,750	1,604,574
OZLM Funding Ltd., Series 2012-1A, Class DR, 7.58%, 7/22/27 (a)(b)		1,250	1,203,306
OZLM Funding V Ltd., Series 2013-5A, Class C, 4.38%, 1/17/26 (a)(b)		2,000	1,959,267
OZLM IX Ltd., Series 2014-9A, Class B, 4.18%, 1/20/27 (a)(b)		2,530	2,530,155
OZLM VI Ltd., Series 2014-6A, Class B, 3.78%, 4/17/26 (a)(b)		4,850	4,837,336
OZLM VII Ltd.:
Series 2014-7A, Class A2A, 2.93%, 7/17/26 (a)(b)		4,645	4,643,858
Series 2014-7A, Class C, 4.48%, 7/17/26 (a)(b)		3,256	3,131,211
Series 2014-7A, Class D, 5.88%, 7/17/26 (a)(b)		2,214	2,026,081
OZLM VIII Ltd.:
Series 2014-8A, Class A2A, 3.03%, 10/17/26 (a)(b)		15,765	15,764,538
Series 2014-8A, Class B, 3.88%, 10/17/26 (a)(b)		3,025	3,024,948
Series 2014-8A, Class C, 4.38%, 10/17/26 (a)(b)		4,985	4,837,471
OZLM XI Ltd.:
Series 2015-11A, Class B, 3.89%, 1/30/27 (a)(b)		2,219	2,218,786
Series 2015-11A, Class C1, 4.94%, 1/30/27 (a)(b)		3,876	3,821,926

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	27

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
OZLM XII Ltd.:
Series 2015-12A, Class A1, 2.34%, 4/30/27 (a)(b)	USD	2,560	$2,561,607
Series 2015-12A, Class A2, 2.89%, 4/30/27 (a)(b)		2,630	2,634,904
Series 2015-12A, Class B, 3.79%, 4/30/27 (a)(b)		1,210	1,209,888
Series 2015-12A, Class C, 4.59%, 4/30/27 (a)(b)		875	851,228
Series 2015-12A, Class D, 6.29%, 4/30/27 (a)(b)		1,480	1,322,335
OZLM XIII Ltd., Series 2015-13A, Class C, 5.39%, 7/30/27 (a)(b)		1,165	1,170,144
OZLM XIV Ltd.:
Series 2015-14A, Class C, 5.23%, 1/15/29 (a)(b)		2,530	2,536,237
Series 2015-14A, Class D, 7.23%, 1/15/29 (a)(b)		2,340	2,228,915
OZLM XV Ltd.:
Series 2016-15A, Class A1, 2.41%, 1/20/29 (a)(b)		7,880	7,880,000
Series 2016-15A, Class A2A, 2.87%, 1/20/29 (a)(b)		2,920	2,920,000
Series 2016-15A, Class C, 4.92%, 1/20/29 (a)(b)		1,560	1,523,496
Series 2016-15A, Class D, 8.07%, 1/20/29 (a)(b)		1,560	1,479,504
Palmer Square CLO Ltd.:
Series 2013-2A, Class A1A, 2.28%, 10/17/25 (a)(b)		10,800	10,800,000
Series 2014-1A, Class B, 3.43%, 10/17/22 (a)(b)		5,370	5,370,000
Series 2014-1A, Class C, 4.73%, 10/17/22 (a)(b)		3,230	3,230,000
Series 2014-1A, Class CR, 4.96%, 1/17/27 (a)(b)		3,230	3,230,000
Series 2014-1A, Class DR, 7.86%, 1/17/27 (a)(b)		1,560	1,531,452
Palmer Square Loan Funding Ltd.:
Series 2016-2A, Class A2, 2.98%, 6/21/24 (a)(b)		3,260	3,263,080
Series 2016-2A, Class B, 4.03%, 6/21/24 (a)(b)		3,460	3,463,241
Series 2016-2A, Class C, 5.18%, 6/21/24 (a)(b)		5,700	5,706,801
Pinnacle Park CLO Ltd., Series 2014-1A, Class CR, 3.60%, 4/15/26 (a)(b)		1,000	1,000,000
Race Point IX CLO Ltd., Series 2015-9A, Class A1, 2.39%, 4/15/27 (a)(b)		2,340	2,342,937
Race Point V CLO Ltd.:
Series 2011-5A, Class ER, 6.96%, 12/15/22 (a)(b)		1,500	1,500,391
Series 2011-5AR, Class DR, 4.71%, 12/15/22 (a)(b)		4,360	4,357,750
Race Point VI CLO Ltd., Series 2012-6A, Class E, 6.68%, 5/24/23 (a)(b)		4,295	4,127,566
Race Point VII CLO Ltd., Series 2012-7A, Class CR, 2.65%, 11/08/24 (a)(b)		5,620	5,620,000
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 2.16%, 2/20/25 (a)(b)		5,070	5,066,253
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.83%, 7/25/26 (a)(b)		950	949,942
Series 2014-1A, Class D, 4.38%, 7/25/26 (a)(b)		1,730	1,636,405

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Regatta V Funding Ltd.:
Series 2014-1A, Class B, 3.88%, 10/25/26 (a)(b)	USD	2,665	$2,664,857
Series 2014-1A, Class C, 4.33%, 10/25/26 (a)(b)		5,475	5,202,042
Seneca Park CLO Ltd.:
Series 2014-1A, Class C, 3.78%, 7/17/26 (a)(b)		1,750	1,758,862
Series 2014-1A, Class D, 4.38%, 7/17/26 (a)(b)		7,660	7,476,711
Series 2014-1A, Class SUB, 0.00%, 7/17/26 (a)		2,000	1,079,195
Shackleton I CLO Ltd.:
Series 2012-1A, Class B1R, 2.88%, 8/12/23 (a)(b)		2,140	2,132,650
Series 2012-1A, Class DR, 5.08%, 8/12/23 (a)(b)		2,530	2,524,008
Shackleton II CLO Ltd.:
Series 2012-2A, Class B1R, 2.70%, 10/20/23 (a)(b)		2,530	2,530,000
Series 2012-2A, Class CR, 3.50%, 10/20/23 (a)(b)		1,250	1,249,925
Sound Point CLO I Ltd.:
Series 2012-1A, Class B, 3.58%, 10/20/23 (a)(b)		800	800,119
Series 2012-1A, Class C, 4.18%, 10/20/23 (a)(b)		5,400	5,399,991
Sound Point CLO II Ltd.:
Series 2013-1A, Class A1L, 2.08%, 4/26/25 (a)(b)		1,000	998,093
Series 2013-1A, Class A3L, 3.63%, 4/26/25 (a)(b)		9,465	9,376,795
Sound Point CLO III Ltd.:
Series 2013-2A, Class C1, 3.58%, 7/15/25 (a)(b)		750	746,603
Series 2013-2A, Class D, 4.78%, 7/15/25 (a)(b)		2,310	2,309,869
Series 2013-2A, Class E, 5.48%, 7/15/25 (a)(b)		4,660	4,288,068
Sound Point CLO IV Ltd.:
Series 2013-3A, Class A, 2.25%, 1/21/26 (a)(b)		18,859	18,813,491
Series 2013-3A, Class D, 4.38%, 1/21/26 (a)(b)		3,665	3,551,341
Sound Point CLO IX Ltd.:
Series 2015-2A, Class D, 4.43%, 7/20/27 (a)(b)		1,300	1,262,079
Series 2015-2A, Class E, 6.38%, 7/20/27 (a)(b)		1,300	1,181,563
Sound Point CLO VII Ltd., Series 2014-3A, Class D, 4.48%, 1/23/27 (a)(b)		2,160	2,085,673
Sound Point CLO VIII Ltd., Series 2015-1A, Class D, 4.53%, 4/15/27 (a)(b)		2,250	2,154,785
Sound Point CLO X Ltd., Series 2015-3A, Class E, 7.63%, 1/20/28 (a)(b)		4,870	4,724,501
Sound Point CLO XII Ltd.:
Series 2016-2A, Class A, 2.54%, 10/20/28 (a)(b)		4,700	4,708,874
Series 2016-2A, Class E, 7.28%, 10/20/28 (a)(b)		2,350	2,267,765
Sound Point CLO XIV Ltd.:
Series 2016-3A, Class C, 3.53%, 1/23/29 (a)(b)		1,560	1,545,960

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2016-3A, Class D, 4.73%, 1/23/29 (a)(b)	USD	1,560	$1,519,596
Series 2016-3A, Class E, 7.53%, 1/23/29 (a)(b)		2,340	2,153,970
Steele Creek CLO Ltd., Series 2014-1A, Class C, 4.11%, 8/21/26 (a)(b)		3,565	3,565,000
Stewart Park CLO Ltd., Series 2015-1A, Class E, 6.33%, 4/15/26 (a)(b)		4,455	4,102,631
Symphony CLO VIII LP:
Series 2012-8A, Class CR, 3.93%, 1/09/23 (a)(b)		750	748,727
Series 2012-8AR, Class ER, 6.88%, 1/09/23 (a)(b)		6,880	6,886,072
Symphony CLO XI Ltd.:
Series 2013-11A, Class B1, 3.08%, 1/17/25 (a)(b)		1,300	1,300,520
Series 2013-11A, Class C, 4.03%, 1/17/25 (a)(b)		750	750,112
Symphony CLO XII Ltd., Series 2013-12A, Class C, 3.63%, 10/15/25 (a)(b)		3,860	3,860,000
Symphony CLO XV Ltd.:
Series 2014-15A, Class C, 4.08%, 10/17/26 (a)(b)		3,940	3,939,808
Series 2014-15A, Class D, 4.63%, 10/17/26 (a)(b)		6,225	6,190,426
Series 2014-15A, Class E, 5.93%, 10/17/26 (a)(b)		2,075	1,850,964
Symphony CLO XVII Ltd., Series 2016-17A, Class E, 8.28%, 4/15/28 (a)(b)		750	750,000
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, 4.95%, 1/23/28 (a)(b)		750	739,725
Thacher Park CLO Ltd., Series 2014-1A, Class D1, 4.41%, 10/20/26 (a)(b)		1,250	1,207,951
THL Credit Wind River CLO Ltd., Series 2013-2A, Class A1, 2.33%, 1/18/26 (a)(b)		250	249,937
TICP CLO I Ltd.:
Series 2014-1A, Class A1, 2.38%, 4/26/26 (a)(b)		10,680	10,649,329
Series 2015-1A, Class C, 3.88%, 7/20/27 (a)(b)		1,210	1,196,219
Series 2015-1A, Class D, 4.43%, 7/20/27 (a)(b)		1,210	1,150,080
TICP CLO III Ltd.:
Series 2014-3A, Class A, 2.42%, 1/20/27 (a)(b)		6,623	6,615,801
Series 2014-3A, Class B1, 3.23%, 1/20/27 (a)(b)		2,134	2,133,920
Treman Park CLO Ltd., Series 2015-1A, Class D, 4.74%, 4/20/27 (a)(b)		7,200	7,128,742
Triaxx Prime CDO Ltd., Series 2006-1A, Class A2, 1.39%, 3/03/39 (a)(b)		50,060	2,503,000
Trimaran CLO VII Ltd., Series 2007-1A, Class A3L, 1.63%, 6/15/21 (a)(b)		1,380	1,367,175
Venture X CLO Ltd., Series 2012-10A, Class BR, 2.86%, 7/20/22 (a)(b)		8,660	8,660,000
Venture XI CLO Ltd., Series 2012-11AR, Class DR, 4.85%, 11/14/22 (a)(b)		1,575	1,574,478
Venture XII CLO Ltd., Series 2012-12A, Class D, 4.59%, 2/28/24 (a)(b)		1,125	1,112,213
Venture XIX CLO Ltd.:
Series 2014-19A, Class AR, 2.33%, 1/15/27 (a)(b)		5,020	5,020,000
Series 2014-19A, Class BR, 2.96%, 1/15/27 (a)(b)		2,350	2,350,000
Venture XVI CLO Ltd., Series 2014-16A, Class A2L, 2.88%, 4/15/26 (a)(b)		1,750	1,738,766
Venture XVII CLO Ltd., Series 2014-17A, Class B1, 2.98%, 7/15/26 (a)(b)		3,720	3,719,952

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Venture XX CLO Ltd.:
Series 2015-20A, Class B1, 2.98%, 4/15/27 (a)(b)	USD	550	$548,544
Series 2015-20A, Class C, 4.03%, 4/15/27 (a)(b)		1,430	1,430,729
Series 2015-20A, Class D, 4.73%, 4/15/27 (a)(b)		1,330	1,296,071
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.48%, 7/15/27 (a)(b)		670	641,721
Vibrant CLO II Ltd., Series 2013-2A, Class C, 4.48%, 7/24/24 (a)(b)		1,000	979,637
Vibrant CLO III Ltd.:
Series 2015-3A, Class A1R, 2.39%, 4/20/26 (a)(b)		2,315	2,315,000
Series 2015-3A, Class A2R, 2.96%, 4/20/26 (a)(b)		750	750,000
Series 2015-3A, Class BR, 3.86%, 4/20/26 (a)(b)		1,560	1,543,932
Vibrant Clo IV Ltd., Series 2016-4A, Class C, 3.93%, 7/20/28 (a)(b)		4,440	4,424,460
Vibrant CLO IV Ltd., Series 2016-4A, Class D, 5.13%, 7/20/28 (a)(b)		1,680	1,668,775
Vibrant CLO V Ltd., Series 2016-5A, Class A, 2.55%, 1/20/29 (a)(b)		2,920	2,920,000
Voya CLO Ltd.:
Series 2012-2A, Class BR, 2.83%, 10/15/22 (a)(b)		10,710	10,710,000
Series 2012-2RA, Class CR, 3.83%, 10/15/22 (a)(b)		7,610	7,610,000
Series 2012-2RA, Class DR, 4.83%, 10/15/22 (a)(b)		6,320	6,320,929
Series 2012-2RA, Class ER, 6.88%, 10/15/22 (a)(b)		2,105	2,096,496
Series 2012-3A, Class BR, 2.83%, 10/15/22 (a)(b)		9,149	9,145,174
Series 2013-1A, Class A1, 2.02%, 4/15/24 (a)(b)		3,876	3,863,788
Series 2013-2A, Class C, 4.38%, 4/25/25 (a)(b)		4,190	4,119,632
Series 2013-3A, Class A1, 2.33%, 1/18/26 (a)(b)		12,370	12,369,493
Series 2013-3A, Class A2, 2.68%, 1/18/26 (a)(b)		4,475	4,474,785
Series 2013-3A, Class B, 3.58%, 1/18/26 (a)(b)		5,440	5,426,621
Series 2014-1A, Class C, 4.28%, 4/18/26 (a)(b)		2,560	2,439,832
Series 2014-3A, Class C, 4.48%, 7/25/26 (a)(b)		1,335	1,267,650
Series 2014-4A, Class A2A, 3.28%, 10/14/26 (a)(b)		2,490	2,489,965
Series 2014-4A, Class B, 4.23%, 10/14/26 (a)(b)		1,455	1,455,021
Series 2014-4A, Class C, 4.88%, 10/14/26 (a)(b)		3,475	3,446,692
Series 2015-1A, Class D, 6.48%, 4/18/27 (a)(b)		1,225	1,148,619
Series 2016-2A, Class D, 7.63%, 7/19/28 (a)(b)		975	937,615
Series 2016-3A, Class C, 4.67%, 10/18/27 (a)(b)		1,290	1,265,490
Series 2016-3A, Class D, 7.67%, 10/18/27 (a)(b)		1,170	1,112,670
Series 2016-4A, Class E2, 7.81%, 7/20/29 (a)(b)		750	706,725
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 2.38%, 4/20/26 (a)(b)		5,750	5,753,450

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	29

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Webster Park CLO Ltd.:
Series 2015-1A, Class C, 4.93%, 1/20/27 (a)(b)	USD	7,760	$7,795,898
Series 2015-1A, Class D, 6.98%, 1/20/27 (a)(b)		4,400	4,100,844
Westcott Park CLO Ltd., Series 2016-1A, Class E, 8.08%, 7/20/28 (a)(b)		1,170	1,146,600
York CLO 1 Ltd., Series 2014-1A, Class D, 4.98%, 1/22/27 (a)(b)		2,150	2,121,839
York CLO 2 Ltd., Series 2015-1A, Class E, 7.13%, 10/22/27 (a)(b)		2,000	1,844,942
York CLO-3 Ltd., Series 2016-1A, Class E, 6.56%, 7/20/25 (a)(b)		5,070	4,519,667
York CLO-4 Ltd.:
Series 2016-2A, Class D, 4.96%, 11/02/28 (a)(b)		2,140	2,036,210
Series 2016-2A, Class E, 7.83%, 11/02/28 (a)(b)		1,560	1,416,012
Ziggurat CLO I Ltd., Series 2014-1A, Class C, 3.98%, 10/17/26 (a)(b)		3,320	3,336,600

			1,597,158,681
Ireland — 0.2%
Adagio IV CLO Ltd., Series IV-X, Class F, 6.65%, 10/15/29 (b)	EUR	800	729,448
Adagio V CLO DAC, Series V-X, Class E, 6.70%, 10/15/29 (b)		700	720,278
Arbour CLO IV DAC:
Series 4X, Class E, 5.60%, 1/15/30 (b)		1,100	1,073,338
Series 4X, Class F, 8.15%, 1/15/30 (b)		900	868,776
Arbour CLO Ltd.:
Series 2014-1X, Class E, 5.00%, 7/15/27 (b)		2,706	2,691,815
Series 2014-1X, Class F, 5.75%, 7/15/27 (b)		1,352	1,196,093
Avoca CLO XIII Ltd., Series 13X, Class E, 5.20%, 12/29/27 (b)		1,570	1,557,142
Avoca CLO XIV Ltd.:
Series 14X, Class E, 4.75%, 7/12/28 (b)		1,740	1,667,505
Series 14X, Class F, 5.75%, 7/12/28 (b)		1,100	949,494
Series 14X, Class SUB, 0.00%, 7/12/28		4,510	4,344,893
Avoca CLO XV Ltd.:
Series 15X, Class E, 5.00%, 1/15/29 (b)		3,200	3,075,096
Series 15X, Class F, 6.75%, 1/15/29 (b)		1,760	1,519,604
Series 15X, Class M1, 0.00%, 1/15/29 (b)		3,100	2,989,540
Avoca CLO XVII DAC, Series 17X, Class E, 5.95%, 1/15/30 (b)		1,096	1,072,949
Carlyle Global Market Strategies Euro CLO, Series 2015-3X, Class D, 5.55%, 1/15/29 (b)		600	590,728
CVC Cordatus Loan Fund IV Ltd.:
Series 4X, Class E, 5.90%, 1/24/28 (b)		1,700	1,734,215
Series 4X, Class F, 6.50%, 1/22/28 (b)		2,100	1,930,174
Series 4X, Class SUB, 0.00%, 1/24/28 (b)		10,200	10,426,992
CVC Cordatus Loan Fund VII DAC, Series 7X, Class E, 7.00%, 8/15/29 (b)		1,120	1,164,471
Harvest CLO XI Ltd.:
Series 11X, Class E, 4.95%, 3/26/29 (b)		5,400	5,271,648
Series 11X, Class SUB, 0.00%, 3/26/29 (b)		10,151	9,894,027
Harvest CLO XVI DAC, Series 16X, Class E, 6.40%, 10/15/29 (b)		880	892,524
Oak Hill European Credit Partners IV Designated Activity Co.:
Series 2015-4X, Class E, 5.05%, 1/20/30 (b)		3,960	3,835,028

Asset-Backed Securities		Par (000)	Value
Ireland (continued)
Series 2015-4X, Class F, 6.65%, 1/20/30 (b)	EUR	1,730	$1,543,375
St. Paul’s CLO VI DAC, Series 6X, Class D, 6.50%, 7/22/29 (b)		1,960	1,970,357

			63,709,510
Italy — 0.1%
Arianna SPV Srl:
Series 1, Class A, 3.60%, 10/20/30		3,645	3,872,307
Series 1, Class B, 5.50%, 10/20/30		2,800	3,037,669
Asset-Backed European Securitisation Transaction Ten Srl, Series 10, Class A, 0.18%, 12/10/28 (b)		4,510	4,753,171
Colombo Srl, Series 1, Class B, 0.25%, 8/28/26 (b)		17	17,959

			11,681,106
Netherlands — 0.2%
ALME Loan Funding V BV, Series 5X, Class E, 6.00%, 7/15/29 (b)		2,195	2,205,213
Cairn CLO VI BV, Series 2016-6X, Class E, 6.25%, 7/25/29 (b)		1,100	1,111,602
Dryden 46 Euro CLO BV, Series 2016-46X, Class E, 5.75%, 1/15/30 (b)		780	769,753
Euro-Galaxy IV CLO BV:
Series 2015-4X, Class D, 3.35%, 7/30/28 (b)		2,625	2,735,584
Series 2015-4X, Class E, 4.50%, 7/30/28 (b)		3,785	3,585,865
Series 2015-4X, Class F, 6.25%, 7/30/28 (b)		1,590	1,373,426
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, 6.30%, 11/10/30 (b)		800	813,070
Jubilee CDO VIII BV, Series VIII-X, Class SUB, 4.81%, 1/15/24 (b)		5,820	4,337,520
North Westerly CLO BV, Series IV-X, Class A-1, 1.26%, 1/15/26 (b)		15,800	16,667,200
OZLME BV, Series 1X, Class E, 6.45%, 1/18/30 (b)		950	935,320
St. Pauls CLO, Series 4X, Class A1, 1.09%, 4/25/28 (b)		4,750	5,000,118
Tikehau CLO BV, Series 2015-1X, Class E, 4.60%, 8/04/28 (b)		1,100	1,049,538

			40,584,209
Portugal — 0.1%
TAGUS - Sociedade de Titularizacao de Creditos SA/Volta IV, Series 4, Class SNR, 2.42%, 2/12/21		19,715	20,872,703
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta Electricity Receivables, Series 1, Class SNR, 4.17%, 2/16/17		689	726,913
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables, Series 2, Class SNR, 2.98%, 2/16/18		11,078	11,784,905

			33,384,521
United Kingdom — 0.1%
E-Carat PLC, Series 5, Class B, 1.21%, 4/18/23 (b)	GBP	5,900	7,177,228
Marketplace Originated Consumer Assets PLC, Series 2016-1, Class B, 3.51%, 10/20/24 (b)		542	667,963
Motor PLC:
Series 2016-1, Class C, 3.75%, 11/25/25		6,720	8,261,071

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
United Kingdom (continued)
Series 2016-1, Class D, 4.25%, 11/25/25	GBP	1,325	$1,626,816
Series 2016-1, Class E, 5.25%, 11/25/25		1,112	1,363,584

			19,096,662
United States — 8.4%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, 0.89%, 5/25/37 (b)	USD	9,238	2,961,797
ACE Securities Corp. Manufactured Housing Trust, Series 2003-MH1, Class B2, 0.00%, 8/15/30 (a)		5,866	4,331,522
Ajax Mortgage Loan Trust:
Series 2016-1, Class A, 4.25%, 7/25/47 (a)(c)		8,345	8,263,427
Series 2016-B, Class A, 4.00%, 9/25/65 (a)(c)		10,004	9,983,816
Series 2016-C, Class A, 4.00%, 10/25/57 (a)(c)		7,065	7,079,542
ALM XI Ltd.:
Series 2014-11A, Class A2A, 2.88%, 10/17/26 (a)(b)		1,250	1,253,068
Series 2014-11A, Class C, 4.38%, 10/17/26 (a)(b)		655	642,529
ALM XVII Ltd., Series 2015-17A, Class C1, 5.03%, 1/15/28 (a)(b)		2,530	2,479,400
American Homes 4 Rent, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (a)		8,624	9,006,453
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 1.00%, 5/25/35 (b)		11,640	9,151,561
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		4,125	4,086,312
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		5,099	5,147,052
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25 (b)		8,475	7,680,698
Bayview Financial Revolving Asset Trust:
Series 2004-B, Class A1, 1.76%, 5/28/39 (a)(b)		37,322	26,394,774
Series 2005-E, Class A1, 1.60%, 12/28/40 (a)(b)		5,589	4,628,890
Bayview Opportunity Master Fund IIa Trust, Series 2016-RPL3, Class A1, 3.47%, 7/28/31 (a)(c)		15,884	15,791,266
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 3.60%, 9/29/31 (a)(c)		43,262	43,100,959
Bayview Opportunity Master Fund IIIB RPL Trust, Series 2015-3, Class A1, 3.62%, 4/28/30 (a)(c)		2,663	2,668,777
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		7,793	3,618,347
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		7,234	3,471,607
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		12,387	6,292,087
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-EC2, Class M2, 1.18%, 2/25/36 (b)		2,709	2,406,488
Series 2006-HE7, Class 1A2, 0.93%, 9/25/36 (b)		9,527	9,477,228
Series 2006-HE9, Class 2A, 0.90%, 11/25/36 (b)		18,972	16,339,001

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2007-AQ2, Class A2, 0.93%, 1/25/37 (b)	USD	7,202	$6,742,959
Series 2007-FS1, Class 1A3, 0.93%, 5/25/35 (b)		5,490	4,707,631
Series 2007-HE1, Class 21A2, 0.92%, 1/25/37 (b)		4,559	4,225,645
Series 2007-HE2, Class 22A, 0.90%, 3/25/37 (b)		5,671	4,533,558
Series 2007-HE2, Class 23A, 0.90%, 3/25/37 (b)		10,770	8,318,959
Series 2007-HE3, Class 1A4, 1.11%, 4/25/37 (b)		19,876	12,167,093
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1.78%, 1/25/36 (b)		2,547	2,428,109
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, 1.96%, 12/25/36 (a)(b)		5,370	5,107,116
Canyon Capital CLO Ltd.:
Series 2006-1A, Class A1, 1.21%, 12/15/20 (a)(b)		3,534	3,498,793
Series 2006-1A, Class C, 1.66%, 12/15/20 (a)(b)		1,000	970,000
Carlyle Daytona CLO Ltd., Series 2007-1A, Class A3L, 1.56%, 4/27/21 (a)(b)		2,245	2,191,659
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-1A, Class DR, 4.63%, 4/20/22 (a)(b)		2,230	2,230,129
Series 2012-2A, Class B1R, 2.98%, 7/20/23 (a)(b)		6,275	6,274,906
Series 2012-2A, Class C1R, 3.78%, 7/20/23 (a)(b)		1,375	1,383,563
Series 2012-2A, Class DR, 4.78%, 7/20/23 (a)(b)		750	749,964
Series 2012-2AR, Class ER, 6.98%, 7/20/23 (a)(b)		9,300	9,298,943
Series 2012-3A, Class CR, 4.98%, 10/14/28 (a)(b)		9,300	9,307,998
Series 2013-1A, Class D, 6.40%, 2/14/25 (a)(b)		500	487,121
Series 2014-1A, Class CR, 3.88%, 4/17/25 (a)(b)		2,340	2,340,000
Series 2015-1A, Class C, 4.03%, 4/20/27 (a)(b)		765	771,321
Series 2015-1A, Class D, 4.63%, 4/20/27 (a)(b)		2,475	2,426,041
Series 2015-1A, Class E1, 6.18%, 4/20/27 (a)(b)		2,265	2,063,125
Series 2015-2A, Class C, 4.64%, 4/27/27 (a)(b)		750	735,356
Series 2015-2A, Class D, 6.19%, 4/27/27 (a)(b)		1,220	1,101,538
Series 2015-3A, Class D, 6.59%, 7/28/28 (a)(b)		1,320	1,239,697
Series 2016-1A, Class D, 8.48%, 4/20/27 (a)(b)		1,750	1,756,475
Series 2016-3A, Class D, 7.79%, 10/20/29 (a)(b)		750	737,783
Carlyle Global Market Strategies Euro CLO:
Series 2015-2X, Class D, 5.50%, 9/21/29 (b)	EUR	1,200	1,181,962
Series 2015-2X, Class E, 6.50%, 9/21/29 (b)		740	694,190
Carrington Mortgage Loan Trust:
Series 2006-FRE1, Class A4, 1.01%, 4/25/36 (b)	USD	9,244	5,439,929

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	31

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2006-FRE2, Class A2, 0.88%, 10/25/36 (b)	USD	4,742	$2,903,625
Series 2006-FRE2, Class A3, 0.92%, 10/25/36 (b)		13,031	8,018,599
Series 2006-FRE2, Class A5, 0.84%, 10/25/36 (b)		5,562	3,389,011
Series 2006-NC2, Class A3, 0.91%, 6/25/36 (b)		4,797	4,413,856
Series 2006-NC3, Class A4, 1.00%, 8/25/36 (b)		9,267	5,537,096
Series 2006-NC4, Class A3, 0.92%, 10/25/36 (b)		3,740	2,687,720
Series 2006-NC5, Class A3, 0.91%, 1/25/37 (b)		2,500	1,507,170
Series 2006-NC5, Class A5, 0.82%, 1/25/37 (b)		1,540	1,228,786
Series 2007-FRE1, Class A2, 0.96%, 2/25/37 (b)		3,956	3,803,075
Series 2007-HE1, Class A2, 0.91%, 6/25/37 (b)		5,005	4,635,105
Series 2007-RFC1, Class A4, 0.98%, 12/25/36 (b)		5,940	3,443,253
C-BASS Trust:
Series 2006-CB7, Class A4, 0.92%, 10/25/36 (b)		2,321	1,559,551
Series 2006-CB9, Class A2, 0.87%, 11/25/36 (b)		4,168	2,391,193
Series 2006-CB9, Class A4, 0.99%, 11/25/36 (b)		692	405,211
Series 2007-CB1, Class AF2, 3.87%, 1/25/37 (c)		20,465	8,665,166
Series 2007-CB5, Class A2, 0.75%, 4/25/37 (b)		3,612	2,647,555
CHLUPA Trust:
Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		1,401	1,398,755
Series 2014-HD, Class A, 2.92%, 2/15/21 (a)		3,149	3,141,304
Conseco Finance Securitizations Corp.:
Series 2000-4, Class A5, 7.97%, 3/01/25		16,726	9,493,316
Series 2000-4, Class A6, 8.31%, 5/01/32 (b)		5,906	3,487,952
Series 2000-5, Class A6, 7.96%, 5/01/31		7,402	5,324,841
Series 2000-5, Class A7, 8.20%, 5/01/31		13,477	9,932,790
Conseco Financial Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28 (b)		3,886	3,316,696
Series 1997-3, Class M1, 7.53%, 3/15/28 (b)		7,485	7,408,567
Series 1997-6, Class M1, 7.21%, 1/15/29 (b)		6,665	6,650,424
Series 1998-6, Class M1, 6.63%, 6/01/30		3,177	2,828,843
Series 1998-8, Class A1, 6.28%, 9/01/30		5,796	6,097,407
Series 1999-5, Class A5, 7.86%, 3/01/30 (b)		5,555	4,671,820
Series 1999-5, Class A6, 7.50%, 3/01/30 (b)		4,067	3,318,891
Countrywide Asset-Backed Certificates:
Series 2006-S3, Class A3, 6.29%, 6/25/21 (c)		1,800	1,943,186
Series 2006-S3, Class A4, 6.40%, 1/25/29 (c)		2,537	2,516,883
Series 2007-S3, Class A3, 1.14%, 5/25/37 (b)		12,128	9,740,969

Asset-Backed Securities		Par (000)	Value
United States (continued)
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (a)	USD	17,411	$16,212,842
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.49%, 12/25/36 (c)		1,961	1,455,379
Series 2006-SL1, Class A2, 6.06%, 9/25/36 (a)(c)		14,839	3,584,833
Series 2007-CB6, Class A4, 1.10%, 7/25/37 (a)(b)		2,858	1,793,587
Series 2007-RP1, Class A, 1.07%, 5/25/46 (a)(b)		5,744	4,695,725
CWABS Asset-Backed Certificates Trust, Series 2006-11, Class 3AV2, 0.74%, 9/25/46 (b)		1,311	1,224,504
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, 0.97%, 3/15/34 (b)		1,611	1,279,704
CWHEQ Home Equity Loan Trust:
Series 2006-S2, Class A3, 5.84%, 7/25/27		1,493	1,690,452
Series 2006-S5, Class A4, 5.84%, 6/25/35		5,040	5,049,797
Series 2006-S5, Class A5, 6.16%, 6/25/35		3,185	2,981,844
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		5,602	5,557,265
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, 1.00%, 12/15/33 (a)(b)		137	117,751
Series 2006-RES, Class 5B1B, 0.89%, 5/15/35 (a)(b)		1,832	1,529,489
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.88%, 5/15/35 (b)		5,721	4,923,876
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		39,335	39,182,115
First Franklin Mortgage Loan Trust:
Series 2006-FF16, Class 2A4, 0.97%, 12/25/36 (b)		8,557	5,233,228
Series 2006-FF5, Class 2A3, 0.92%, 4/25/36 (b)		4,578	4,006,871
FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.55%, 3/09/47 (a)		3,043	3,028,233
Fremont Home Loan Trust, Series 2006-3, Class 2A3, 0.93%, 2/25/37 (b)		8,157	4,494,567
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, 1.01%, 12/25/35 (b)		2,280	2,169,272
Greenpoint Manufactured Housing:
Series 1999-5, Class M1B, 8.29%, 12/15/29 (b)		3,550	3,848,469
Series 1999-5, Class M2, 9.23%, 12/15/29 (b)		4,830	4,284,603
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 3/25/37 (b)		1,924	847,791
GSAMP Trust:
Series 2006-FM2, Class A2B, 0.88%, 9/25/36 (b)		10,722	4,821,219
Series 2007-H1, Class A1B, 0.96%, 1/25/47 (b)		5,032	3,327,167
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, 2.78%, 7/25/34 (b)		2,580	2,432,811
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (c)		13,485	5,725,232
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 1.06%, 4/15/36 (b)		7,670	6,932,689

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
United States (continued)
Hyundai Auto Receivables Trust, Series 2013-B, Class CERT, 0.00%, 9/16/19	USD	4,399	$3,530,917
Invitation Homes Trust:
Series 2013-SFR1, Class F, 4.41%, 12/17/30 (a)(b)		1,649	1,642,113
Series 2014-SFR1, Class A, 1.74%, 6/17/31 (a)(b)		4,393	4,377,470
Series 2014-SFR2, Class A, 1.84%, 9/17/31 (a)(b)		6,057	6,049,204
Series 2014-SFR2, Class C, 2.94%, 9/17/31 (a)(b)		4,830	4,844,197
Series 2014-SFR2, Class E, 4.15%, 9/17/31 (a)(b)		4,960	4,975,735
Series 2014-SFR3, Class D, 3.74%, 12/17/31 (a)(b)		3,360	3,359,992
Series 2015-SFR1, Class E, 4.94%, 3/17/17 (a)(b)		3,266	3,275,803
Series 2015-SFR3, Class E, 4.49%, 8/17/17 (a)(b)		4,685	4,704,505
Irwin Home Equity Loan Trust, Series 2006-P1, Class 1A, 0.86%, 12/25/36 (a)(b)		928	824,966
JPMorgan Mortgage Acquisition Trust:
Series 2006-CW1, Class M1, 1.03%, 5/25/36 (b)		3,380	2,745,454
Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)		3,587	1,960,524
Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)		3,701	2,020,982
Series 2006-WF1, Class A6, 6.00%, 7/25/36 (c)		2,723	1,487,652
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 4/15/40 (b)		19,863	21,367,591
Series 2001-B, Class M2, 7.17%, 4/15/40 (b)		3,208	2,394,354
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, 0.85%, 6/25/37 (a)(b)		1,749	1,072,023
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		26,218	26,398,086
Long Beach Mortgage Loan Trust:
Series 2006-1, Class 1A, 0.98%, 2/25/36 (b)		5,638	4,925,124
Series 2006-10, Class 2A2, 0.87%, 11/25/36 (b)		1,901	846,527
Series 2006-10, Class 2A3, 0.92%, 11/25/36 (b)		19,411	8,710,099
Series 2006-10, Class 2A4, 0.98%, 11/25/36 (b)		10,394	4,705,533
Series 2006-2, Class 2A3, 0.95%, 3/25/46 (b)		31,478	14,280,726
Series 2006-2, Class 2A4, 1.05%, 3/25/46 (b)		6,580	3,036,401
Series 2006-3, Class 2A3, 0.94%, 5/25/46 (b)		8,978	3,788,152
Series 2006-3, Class 2A4, 1.03%, 5/25/46 (b)		5,306	2,280,613
Series 2006-4, Class 2A4, 1.02%, 5/25/36 (b)		8,001	3,885,783
Series 2006-9, Class 2A3, 0.92%, 10/25/36 (b)		14,917	6,276,607
Series 2006-9, Class 2A4, 0.99%, 10/25/36 (b)		6,681	2,835,989
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, 4.01%, 3/25/32 (b)		4,980	5,041,020

Asset-Backed Securities		Par (000)	Value
United States (continued)
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, 1.02%, 6/25/36 (a)(b)	USD	6,526	$4,289,706
Series 2007-HE1, Class A4, 1.04%, 5/25/37 (b)		5,000	2,997,616
MASTR Specialized Loan Trust, Series 2006-3, Class A, 1.02%, 6/25/46 (a)(b)		2,462	2,148,933
Merrill Lynch Mortgage Investors Trust, Series 2006-RM3, Class A2B, 0.85%, 6/25/37 (b)		3,423	1,019,466
Mill Creek CLO Ltd.:
Series 2016-1A, Class C, 4.23%, 4/20/28 (a)(b)		1,600	1,607,200
Series 2016-1A, Class E, 8.63%, 4/20/28 (a)(b)		1,750	1,754,795
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, 0.87%, 11/25/36 (b)		4,098	1,847,584
Morgan Stanley Mortgage Loan Trust, Series 2006-15XS, Class A2B, 5.51%, 11/25/36 (c)		8,946	5,031,728
MSCC Heloc Trust, Series 2007-1, Class A, 0.71%, 12/25/31 (b)		279	278,672
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, 0.94%, 6/25/37 (b)		1,318	1,242,863
Navient Private Education Loan Trust:
Series 2014-AA, Class A2A, 2.74%, 2/15/29 (a)		25,321	25,335,087
Series 2014-AA, Class B, 3.50%, 8/15/44 (a)		14,970	13,712,137
Series 2014-CTA, Class B, 2.45%, 10/17/44 (a)(b)		21,595	20,497,672
Series 2015-AA, Class A2A, 2.65%, 12/15/28 (a)		6,270	6,267,463
Series 2015-AA, Class A2B, 1.90%, 12/15/28 (a)(b)		11,220	11,326,995
Series 2015-AA, Class A3, 2.40%, 11/15/30 (a)(b)		24,692	25,355,299
Series 2015-AA, Class B, 3.50%, 12/15/44 (a)		10,722	9,927,266
Series 2015-CA, Class B, 3.25%, 5/15/40 (a)		6,130	6,081,192
Series 2016-AA, Class A2B, 2.85%, 12/15/45 (a)(b)		16,100	16,865,212
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)(b)		7,740	6,920,487
NextGear Floorplan Master Owner Trust:
Series 2014-1A, Class B, 2.61%, 10/15/19 (a)		3,240	3,236,399
Series 2015-1A, Class B, 2.45%, 7/15/19 (a)(b)		4,790	4,792,096
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, 1.16%, 10/25/36 (a)(b)		764	695,097
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 1/15/19 (b)		3,221	2,535,870
Series 2001-D, Class A4, 6.93%, 9/15/31 (b)		2,634	2,322,172
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		16,675	16,675,854
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)		38,792	38,948,514
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		14,567	14,572,735

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	33

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)		Value
United States (continued)
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)	USD	19,210		$19,202,233
Series 2014-2A, Class C, 4.33%, 9/18/24 (a)		14,745		14,814,638
Series 2014-2A, Class D, 5.31%, 9/18/24 (a)		48,335		48,541,647
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		19,585		19,723,999
Series 2015-1A, Class C, 5.12%, 3/18/26 (a)		7,260		7,311,857
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)		36,150		36,151,269
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		22,816		22,541,613
Series 2015-2A, Class C, 4.32%, 7/18/25 (a)		27,050		26,678,011
Series 2015-3A, Class C, 5.82%, 11/20/28 (a)		14,420		14,157,689
Series 2016-2A, Class B, 5.94%, 11/18/19 (a)		3,370		3,548,464
Origen Manufactured Housing Contract Trust, Series 2001-A, Class M1, 7.82%, 3/15/32 (b)		4,896		4,854,912
PFS Financing Corp., Series 2014-AA, Class B, 1.65%, 2/15/19 (a)(b)		4,725		4,719,421
Pinnacle Park CLO Ltd., Series 2014-1A, Class D, 4.38%, 4/15/26 (a)(b)		2,340		2,260,856
Pretium Mortgage Credit Partners I LLC:
Series 2015-NPL4, Class A1, 4.38%, 11/27/30 (a)(c)		15,460		15,584,912
Series 2016-NPL3, Class A1, 4.38%, 5/27/31 (a)(c)		19,267		19,447,237
Series 2016-NPL6, Class A1, 3.50%, 10/27/31 (a)(c)		11,993		11,939,981
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		9,764		9,698,701
Series 2015-SFR3, Class F, 6.64%, 11/12/32 (a)		2,110		2,149,679
Series 2016-SFR1, Class E, 4.59%, 9/17/33 (a)(b)		8,870		9,027,059
Series 2016-SFR2, Class E, 4.09%, 1/17/34 (a)(b)		4,910		4,888,304
RCO Mortgage LLC, Series 2015-NQM1, Class A, 4.09%, 11/25/45 (a)(b)		5,087		5,068,734
SACO I Trust, Series 2006-9, Class A1, 1.06%, 8/25/36 (b)		4,236		6,194,347
Santander Drive Auto Receivables Trust:
Series 2012-AA, Class Cert, 0.00%, 12/16/19 (a)		0	(d)	1,951,950
Series 2014-S6, Class Cert, 0.00%, 12/16/19 (a)		0	(d)	2,484,300
Scholar Funding Trust, Series 2011-A, Class A, 1.79%, 10/28/43 (a)(b)		2,232		2,154,841
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3D, 0.97%, 10/25/36 (b)		4,623		2,929,493
Silver Bay Realty Trust:
Series 2014-1, Class A, 1.70%, 9/17/31 (a)(b)		3,363		3,345,380
Series 2014-1, Class E, 3.80%, 9/17/31 (a)(b)		2,475		2,449,559
Series 2014-1, Class F, 4.29%, 9/17/31 (a)(b)		4,080		4,001,833
SLC Private Student Loan Trust:
Series 2006-A, Class A5, 1.05%, 7/15/36 (b)		2,146		2,142,119
Series 2006-A, Class C, 1.33%, 7/15/36 (b)		9,086		8,113,982

Asset-Backed Securities		Par (000)	Value
United States (continued)
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 1.36%, 3/15/22 (b)	USD	1,153	$1,143,786
Series 2004-A, Class A3, 1.36%, 6/15/33 (b)		29,906	28,836,070
Series 2004-B, Class A2, 1.16%, 6/15/21 (b)		142	141,992
Series 2004-B, Class A3, 1.29%, 3/15/24 (b)		43,555	41,900,337
Series 2005-B, Class A2, 1.14%, 3/15/23 (b)		1,297	1,294,729
Series 2006-A, Class A4, 1.15%, 12/15/23 (b)		9,677	9,600,906
Series 2006-B, Class A4, 1.14%, 3/15/24 (b)		1,003	999,590
Series 2006-B, Class A5, 1.23%, 12/15/39 (b)		3,660	3,402,509
Series 2006-C, Class A4, 1.13%, 3/15/23 (b)		1,063	1,059,299
Series 2007-A, Class A2, 1.08%, 9/15/25 (b)		3,477	3,463,299
Series 2007-A, Class A3, 1.13%, 12/15/26 (b)		7,225	7,043,004
SLM Private Education Loan Trust:
Series 2011-A, Class A2, 4.37%, 4/17/28 (a)		1,618	1,655,818
Series 2011-A, Class A3, 3.20%, 1/15/43 (a)(b)		6,560	6,797,529
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		2,892	2,950,040
Series 2011-B, Class A3, 2.95%, 6/16/42 (a)(b)		11,165	11,616,448
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		5,954	6,194,695
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		3,333	3,377,509
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		17,440	16,724,187
Series 2013-B, Class A2B, 1.80%, 6/17/30 (a)(b)		9,970	10,024,711
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		15,415	14,904,579
Series 2013-C, Class B, 3.50%, 6/15/44 (a)(b)		19,840	19,870,579
Series 2014-A, Class B, 3.50%, 11/15/44 (a)		16,505	15,777,550
SMB Private Education Loan Trust:
Series 2014-A, Class A3, 2.20%, 4/15/32 (a)(b)		7,210	7,349,411
Series 2015-A, Class A2A, 2.49%, 6/15/27 (a)		10,423	10,306,448
Series 2015-B, Class A2B, 1.90%, 7/15/27 (a)(b)		6,930	7,032,658
Series 2015-B, Class A3, 2.45%, 5/17/32 (a)(b)		29,340	30,399,356
Series 2015-B, Class B, 3.50%, 12/17/40 (a)		15,900	14,464,548
Series 2015-C, Class A2B, 2.10%, 7/15/27 (a)(b)		2,980	3,031,739
Series 2015-C, Class A3, 2.65%, 8/16/32 (a)(b)		18,990	19,676,403
Series 2015-C, Class B, 3.50%, 9/15/43 (a)		13,620	13,121,661
Series 2015-C, Class C, 4.50%, 9/17/46 (a)		24,880	23,636,109
Series 2016-A, Class A2A, 2.70%, 5/15/31 (a)		7,430	7,376,566
Series 2016-A, Class A2B, 2.20%, 5/15/31 (a)(b)		18,560	19,043,432

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2016-B, Class A2A, 2.43%, 2/17/32 (a)	USD	11,475	$11,227,684
Series 2016-B, Class A2B, 2.15%, 2/17/32 (a)(b)		15,420	15,788,816
Series 2016-C, Class A2B, 1.80%, 9/15/34 (a)(b)		33,480	33,658,894
SoFi Professional Loan Program LLC:
Series 2014-A, Class A1, 2.18%, 6/25/25 (a)(b)		6,575	6,705,751
Series 2015-D, Class A2, 2.72%, 10/27/36 (a)		8,468	8,481,796
Series 2016-C, Class A2B, 2.36%, 12/27/32 (a)		3,720	3,663,709
Series 2016-D, Class A2B, 2.34%, 4/25/33 (a)		3,270	3,203,149
Solarcity LMC Series IV LLC, Series 2015-1, Class B, 5.58%, 8/21/45 (a)		11,370	10,330,486
Sorrento Park CLO Designated Activity Co., Series 1X, Class E, 5.94%, 11/16/27 (b)	EUR	510	453,020
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 1.55%, 1/25/35 (b)	USD	615	581,947
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (a)		48,306	48,548,013
Springleaf Funding Trust:
Series 2014-AA, Class B, 3.45%, 12/15/22 (a)		150	150,316
Series 2014-AA, Class C, 4.45%, 12/15/22 (a)		1,100	1,102,703
Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		15,105	15,224,331
Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		29,600	29,608,747
Series 2016-AA, Class A, 2.90%, 11/15/29 (a)		18,963	18,920,640
Symphony CLO XVI Ltd., Series 2015-16A, Class E, 6.33%, 7/15/28 (a)(b)		1,170	1,077,842
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.99%, 5/17/32 (a)(b)		4,933	4,908,627
U.S. Residential Opportunity Fund II Trust:
Series 2016-1II, Class A, 3.47%, 7/27/36 (a)(c)		4,109	4,077,951
Series 2016-2II, Class A, 3.47%, 8/27/36 (a)(c)		19,978	19,883,473
Series 2016-3II, Class A, 3.60%, 10/27/36 (a)(c)		7,602	7,579,558
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36 (a)(c)		23,672	23,574,230
Series 2016-2III, Class A, 3.47%, 8/27/36 (a)(c)		53,186	52,933,743
Series 2016-3III, Class A, 3.60%, 10/27/36 (a)(c)		33,496	33,378,508
U.S. Residential Opportunity Fund IV Trust:
Series 2016-1IV, Class A, 3.47%, 7/27/36 (a)(c)		40,439	40,247,209
Series 2016-2IV, Class A, 3.47%, 8/27/36 (a)(c)		33,114	32,957,129
Series 2016-3IV, Class A, 3.60%, 10/27/36 (a)(c)		16,786	16,717,815
VOLT L LLC, Series 2016-NP10, Class A1, 3.50%, 9/25/46 (a)(c)		2,987	2,979,077
VOLT XLV LLC, Series 2016-NPL5, Class A1, 4.00%, 5/25/46 (a)(c)		11,654	11,675,160
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 3.84%, 6/25/46 (a)(c)		51,464	51,537,410

Asset-Backed Securities		Par (000)	Value
United States (continued)
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.89%, 7/25/37 (a)(b)	USD	11,642	$10,264,068
Washington Mutual Asset-Backed Certificates, Series 2006-HE4, Class 2A2, 0.94%, 9/25/36 (b)		19,229	8,733,875
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE5, Class 1A, 0.91%, 10/25/36 (b)		7,782	5,696,168
Series 2006-HE5, Class 2A2, 0.94%, 10/25/36 (b)		24,062	11,104,048
World Financial Network Credit Card Master Trust:
Series 2012-C, Class C, 4.55%, 8/15/22		6,229	6,325,344
Series 2012-C, Class M, 3.32%, 8/15/22		2,270	2,314,241
Series 2012-D, Class B, 3.34%, 4/17/23		4,080	4,117,729
Series 2012-D, Class M, 3.09%, 4/17/23		2,525	2,567,050
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (a)(c)		5,906	5,967,899

			2,268,803,020
Total Asset-Backed Securities — 15.0%			4,042,443,728

Common Stocks		Shares
Canada — 0.0%
Northern Graphite Corp. (e)		435,208	89,139
Italy — 0.0%
Intesa Sanpaolo SpA		1,278,100	3,237,621
Telecom Italia SpA (e)		1,441,206	1,272,502

			4,510,123
Luxembourg — 0.0%
Concrete Investment I SCA		13,800	1,554,349
Concrete Investment I SCA — Stapled (e)(f)		13,800	—
Concrete Investment II SCA — Stapled (e)(f)		24,318	—

			1,554,349
United States — 0.6%
AMC Networks, Inc., Class A (e)		90,250	4,723,685
Apple Inc.		256,936	29,758,328
Bank of America Corp. (g)		568,400	12,561,640
BB&T Corp.		174,471	8,203,626
Boyd Gaming Corp. (e)		280,479	5,657,261
Citigroup, Inc.		216,010	12,837,474
Concho Resources, Inc. (e)		24,746	3,281,320
CSX Corp.		30,000	1,077,900
Delta Air Lines, Inc. (g)		277,364	13,643,535
Goldman Sachs Group, Inc. (g)		34,017	8,145,371
JPMorgan Chase & Co. (g)		127,727	11,021,563
Matador Resources Co. (e)		64,154	1,652,607
Microsoft Corp.		15,000	932,100
Mylan NV		69,500	2,651,425
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $17,341) (e)(h)		17,341	17,341
Pioneer Natural Resources Co.		20,677	3,723,307
Restoration Hardware Holdings, Inc. (e)		121,899	3,742,299
United Continental Holdings, Inc. (e)(g)		151,449	11,037,603
United Technologies Corp.		7,500	822,150

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	35

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Common Stocks		Shares	Value
United States (continued)
UnitedHealth Group, Inc.		68,666	$10,989,307
Vantage Drilling Co. (e)		1,556,671	24,128
Wells Fargo & Co.		149,210	8,222,963

			154,726,933
Total Common Stocks — 0.6%			160,880,544

Corporate Bonds		Par (000)
Argentina — 0.1%
Arcor SAIC, 6.00%, 7/06/23 (a)	USD	6,025	6,281,063
Cablevision SA, 6.50%, 6/15/21 (a)		5,000	5,081,250
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23 (a)		12,475	12,849,250

			24,211,563
Australia — 0.2%
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		15,900	17,759,664
Cromwell SPV Finance Property Ltd., 2.00%, 2/04/20 (i)	EUR	8,200	8,718,078
QBE Insurance Group Ltd., 5.88%, 6/17/46 (b)	USD	2,817	2,830,122
Transfield Services Ltd.:
8.38%, 5/15/20 (a)		1,800	1,903,500
8.38%, 5/15/20		300	317,250
Virgin Australia Holdings Ltd., 7.88%, 10/15/21		10,494	10,564,100

			42,092,714
Austria — 0.1%
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 8.13%, 10/30/23	EUR	9,300	12,334,997
Raiffeisen Bank International AG:
6.63%, 5/18/21		1,300	1,518,870
4.50%, 2/21/25 (b)		5,700	5,977,326
UNIQA Insurance Group AG, 6.00%, 7/27/46 (b)		1,200	1,346,868

			21,178,061
Belgium — 0.0%
Anheuser-Busch InBev SA/NV, 2.00%, 3/17/28		10,800	12,016,572
Nyrstar NV, 5.00%, 7/11/22 (i)		400	454,831

			12,471,403
Brazil — 0.1%
Fibria Overseas Finance Ltd., 5.25%, 5/12/24	USD	2,500	2,512,500
Marfrig Holdings Europe BV, 8.00%, 6/08/23 (a)		7,415	7,675,267
Minerva Luxembourg SA, 6.50%, 9/20/26 (a)		3,225	3,108,094
Suzano Austria GmbH, 5.75%, 7/14/26 (a)		7,190	6,929,363
Suzano Trading Ltd., 5.88%, 1/23/21 (a)		6,980	7,211,736

			27,436,960
Canada — 0.2%
Air Canada Pass-Through Trust, Series 2015-2, Class B, 5.00%, 12/15/23 (a)		14,557	14,557,360
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)		11,745	12,273,525
Glencore Canada Financial Corp., 7.38%, 5/27/20	GBP	2,000	2,870,005
Seven Generations Energy Ltd., 6.75%, 5/01/23 (a)	USD	2,250	2,396,250

Corporate Bonds		Par (000)	Value
Canada (continued)
Suncor Energy, Inc., 6.85%, 6/01/39	USD	9,970	$13,216,910
TransCanada Trust, 5.88%, 8/15/76 (b)		11,745	12,214,800

			57,528,850
Cayman Islands — 0.0%
Fantasia Holdings Group Co. Ltd., 7.38%, 10/04/21		5,291	5,278,608
Chile — 0.0%
GNL Quintero SA:
4.63%, 7/31/29 (a)		856	843,160
4.63%, 7/31/29		5,202	5,123,970

			5,967,130
China — 0.8%
Agile Property Holdings Ltd., 6.50%, 2/28/17	CNH	21,000	3,002,039
Baidu, Inc., 4.13%, 6/30/25	USD	3,000	3,028,554
Baosteel Hong Kong Investment Co. Ltd., 0.00%, 12/01/18 (i)(j)		5,000	5,003,750
Baoxin Auto Finance I Ltd., 9.00% (b)(k)		5,475	5,505,742
Bestgain Real Estate Lyra Ltd., 3.95%, 12/23/19		8,475	8,559,080
China Aoyuan Property Group Ltd., 6.53%, 4/25/19		1,750	1,766,991
China City Construction International Co. Ltd., 5.35%, 7/03/17 (e)(l)	CNH	5,952	463,659
China Evergrande Group, 8.75%, 10/30/18	USD	1,358	1,381,765
China Singyes Solar Technologies Holdings Ltd., 5.00%, 8/08/19 (i)	CNY	4,000	535,003
China Yangtze Power International BVI 1 Ltd., 0.00%, 11/09/21 (i)(j)	USD	14,900	14,881,375
Cosmos Boom Investment Ltd., 0.50%, 6/23/20 (i)		7,400	7,141,000
CRRC Corp Ltd., 0.00%, 2/05/21 (i)(j)		17,000	17,255,000
Ctrip.com International Ltd., 1.25%, 9/15/22 (a)(i)		4,164	4,007,850
Dragon Aviation Finance Luxembourg SA, 4.00%, 11/28/22		13,955	14,071,432
ENN Energy Holdings Ltd., 0.00%, 2/26/18 (i)(j)		8,500	8,580,750
Franshion Capital Ltd., 6.80% (i)(k)		10,000	10,725,000
FUXIANG Investment Management Ltd., 3.63%, 11/30/19		7,550	7,557,693
Gansu Provincial Highway Aviation Tourism Investment Group Co. Ltd., 3.00%, 11/18/19		2,350	2,330,495
Guangxi Communications Investment Group Co. Ltd., 3.00%, 11/04/19		3,950	3,933,402
Hanrui Overseas Investment Co. Ltd., 4.90%, 6/28/19		1,777	1,726,988
HC International, Inc., 5.00%, 11/27/19 (i)	HKD	30,000	3,394,803
Kaisa Group Holdings Ltd., 6.56% (6.56% Cash or 6.56% PIK), 6/30/20 (m)	USD	6,836	6,288,967
Powerlong Real Estate Holdings Ltd., 4.88%, 9/15/21		2,625	2,407,863
Shougang Corp., 3.38%, 12/09/19		10,500	10,428,621
Shui On Development Holding Ltd.:
7.50% (b)(i)(k)		7,000	6,930,000
6.88%, 2/26/17	CNH	29,000	4,117,226
Silergy Corp., 0.00%, 8/04/21 (i)(j)	USD	4,000	4,400,000
SPIC 2016 U.S. Dollar Bond Co. Ltd.:
3.00%, 12/06/21		16,750	16,647,373
3.88%, 12/06/26		5,175	5,173,975
Union Life Insurance Co. Ltd., 3.00%, 9/19/21		18,250	17,286,619
West China Cement Ltd., 6.50%, 9/11/19		1,088	1,132,232
Xinyuan Real Estate Co. Ltd., 8.13%, 8/30/19		1,850	1,782,923

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
China (continued)
Yestar International Holdings Co. Ltd., 6.90%, 9/15/21	USD	4,777	$4,877,675
Yufu Eternity Ltd., 5.63%, 11/26/17	CNH	16,000	2,260,146

			208,585,991
Colombia — 0.0%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 5/10/20	USD	8,516	8,643,740
Finland — 0.0%
Stora Enso OYJ, 2.13%, 6/16/23	EUR	450	479,540
France — 0.4%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	USD	7,430	7,745,775
Autodis SA:
4.38%, 5/01/22 (b)	EUR	375	402,348
4.38%, 5/01/22		550	605,013
BiSoho SAS, 5.88%, 5/01/23		974	1,104,710
BNP Paribas Cardif SA, 4.03% (b)(k)		2,200	2,296,839
Bouygues SA, 1.38%, 6/07/27		3,000	3,131,940
Casino Guichard Perrachon SA:
5.98%, 5/26/21		600	735,704
3.31%, 1/25/23		400	460,813
3.25%, 3/07/24		1,400	1,574,874
2.33%, 2/07/25		3,700	3,887,621
ContourGlobal Power Holdings SA, 5.13%, 6/15/21		325	358,192
Credit Agricole Assurances SA:
4.25% (b)(k)		2,500	2,589,118
4.50% (b)(k)		400	414,746
4.75%, 9/27/48 (b)		900	958,840
Credit Agricole SA, 1.88%, 12/20/26		26,400	27,877,597
Dry Mix Solutions Investissements SAS, 5.50%, 3/15/23 (b)		500	536,853
Faurecia, 3.63%, 6/15/23		1,200	1,311,817
GELF Bond Issuer I SA, 1.63%, 10/20/26		4,700	4,807,944
Groupe Fnac SA, 3.25%, 9/30/23		625	676,001
HomeVi SAS, 6.88%, 8/15/21		352	395,101
Horizon Holdings I SAS, 7.25%, 8/01/23		400	449,483
Lion/Seneca France 2, 7.88%, 4/15/19		1,529	1,577,317
Loxam SAS, 3.50%, 5/03/23		800	836,060
Mobilux Finance SAS, 5.50%, 11/15/24		400	441,662
Novafives SAS, 4.50%, 6/30/21		829	802,838
Rexel SA, 3.50%, 6/15/23		1,866	2,051,661
SFR Group SA:
5.38%, 5/15/22		1,720	1,896,566
6.00%, 5/15/22 (a)	USD	16,000	16,420,000
5.63%, 5/15/24	EUR	922	1,022,413
7.38%, 5/01/26 (a)	USD	7,307	7,489,675
Tereos Finance Groupe I SA, 4.13%, 6/16/23	EUR	800	865,281
THOM Europe SAS, 7.38%, 7/15/19		675	749,621
Verallia Packaging SASU, 5.13%, 8/01/22		1,525	1,699,737

			98,174,160
Germany — 0.5%
Allianz SE, 3.88% (k)	USD	14,000	11,728,500
Aroundtown Property Holdings PLC, 3.00%, 5/05/20 (i)	EUR	8,500	11,470,768
ATF Netherlands BV, 2.13%, 3/13/23		10,100	10,579,154
BMBG Bond Finance SCA, 3.00%, 6/15/21		525	574,748
Commerzbank AG:
7.75%, 3/16/21		8,200	10,314,859
4.00%, 3/23/26		9,865	10,660,977
Deutsche Bank AG, 4.25%, 10/14/21 (a)	USD	9,925	9,963,271
Eurogrid GmbH, 1.50%, 4/18/28	EUR	2,500	2,661,680
Evonik Finance BV, 0.75%, 9/07/28		6,320	6,158,085
FTE Verwaltungs GmbH, 9.00%, 7/15/20		100	110,529

Corporate Bonds		Par (000)	Value
Germany (continued)
HSH Nordbank AG:
0.49%, 2/14/17 (b)	EUR	9,664	$10,031,240
0.53%, 2/14/17 (b)		549	572,844
JH-Holding Finance SA, 8.25% (8.25% Cash or 10.00% PIK), 12/01/22 (m)		1,021	1,153,479
ProGroup AG, 5.13%, 5/01/22		573	644,066
Schaeffler Finance BV, 3.25%, 5/15/25		400	447,386
Schaeffler Verwaltung Zwei GmbH:
2.75% (2.75% Cash or 3.50% PIK), 9/15/21 (m)		2,850	3,086,465
3.25% (3.25% Cash or 4.00% PIK), 9/15/23 (m)		4,700	5,095,897
3.75% (3.75% Cash or 4.50% PIK), 9/15/26 (m)		950	999,421
Senvion Holding GmbH, 6.63%, 11/15/20		1,114	1,231,289
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (a)	USD	16,860	17,555,475
5.75%, 1/15/23	EUR	1,763	1,986,042
5.63%, 4/15/23		471	531,351
4.00%, 1/15/25		5,616	6,148,172
4.63%, 2/15/26		1,200	1,331,679
3.50%, 1/15/27		2,515	2,594,476
6.25%, 1/15/29		1,037	1,206,384

			128,838,237
Greece — 0.0%
OTE PLC, 3.50%, 7/09/20		2,111	2,265,484
Titan Global Finance PLC, 3.50%, 6/17/21		350	382,982

			2,648,466
Hong Kong — 0.4%
Asia View Ltd., 1.50%, 8/08/19 (i)	USD	7,000	7,204,750
ASM Pacific Technology Ltd., 2.00%, 3/28/19 (i)	HKD	24,000	3,364,240
Bagan Capital Ltd., 0.00%, 9/23/21 (i)(j)	USD	11,350	11,350,000
China Nickel Resources Holdings Co. Ltd., 12.00%, 12/12/18 (e)(l)	HKD	8,000	103,166
China Overseas Finance Investment Cayman V Ltd., 0.00%, 1/05/23 (i)(j)	USD	14,200	14,182,250
China Precious Metal Resources Holdings Co. Ltd., 7.25%, 2/04/18 (i)	HKD	47,851	5,260,594
Dah Sing Bank Ltd., 4.25%, 11/30/26 (b)	USD	6,750	6,657,059
Haitong International Securities Group Ltd., 0.00%, 10/25/21 (i)(j)	HKD	98,000	12,511,445
IT Ltd., 6.25%, 5/15/18	CNH	25,100	3,509,608
LS Finance 2022 Ltd., 4.25%, 10/16/22	USD	4,543	4,419,330
Noble Group Ltd., 3.63%, 3/20/18		2,554	2,375,220
PB Issuer No. 4 Ltd., 3.25%, 7/03/21 (i)		4,433	4,106,066
REXLot Holdings Ltd.:
6.00%, 2/28/17 (e)(i)(l)	HKD	2,795	252,293
4.50%, 4/17/19 (e)(i)(l)		38,245	3,452,424
RH International Finance Ltd., 3.88%, 7/20/21	USD	1,730	1,687,544
Shine Power International Ltd., 0.00%, 7/28/19 (i)(j)	HKD	60,000	7,698,756
Studio City Co. Ltd.:
5.88%, 11/30/19	USD	2,190	2,247,488
7.25%, 11/30/21		8,300	8,590,500
United Laboratories International Holdings Ltd., 4.50%, 12/05/21 (i)		4,000	4,275,000

			103,247,733
India — 0.4%
AE-Rotor Holding BV, 4.97%, 3/28/18		293	293,085
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23		13,331	13,894,155
Food Corp. of India, 9.95%, 3/07/22	INR	1,500,000	24,550,361

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	37

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
India (continued)
GCX Ltd., 7.00%, 8/01/19	USD	3,547	$3,517,294
Greenko Dutch BV, 8.00%, 8/01/19		3,046	3,215,053
Housing Development Finance Corp. Ltd.:
7.88%, 8/21/19	INR	720,000	10,631,579
7.00%, 1/09/20		950,000	13,956,476
HT Global IT Solutions Holdings Ltd., 7.00%, 7/14/21	USD	6,600	6,822,420
ICICI Bank Ltd., 4.00%, 3/18/26		3,669	3,560,262
Reliance Industries Ltd., 5.88% (k)		7,836	7,738,050
TML Holdings Pte Ltd., 5.75%, 5/07/21		716	743,635
Vedanta Resources PLC:
6.00%, 1/31/19		7,575	7,593,937
8.25%, 6/07/21		9,066	9,433,173
Videocon Industries Ltd., 2.80%, 12/31/20		735	580,634

			106,530,114
Indonesia — 0.1%
Berau Capital Resources Pte. Ltd., 12.50%, 7/08/15 (e)(l)		11,675	2,918,750
Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (e)(l)		6,070	1,638,900
Jababeka International BV, 6.50%, 10/05/23 (a)		2,916	2,848,865
Pacific Emerald Pte Ltd., 9.75%, 7/25/18		2,250	2,346,750
Theta Capital Pte Ltd., 7.00%, 4/11/22		8,300	8,505,267

			18,258,532
Ireland — 0.2%
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)	EUR	3,786	4,035,403
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)	USD	3,638	3,697,118
6.00%, 6/30/21 (a)		3,850	3,917,375
4.25%, 1/15/22	EUR	2,597	2,826,006
4.13%, 5/15/23		550	605,013
4.63%, 5/15/23 (a)	USD	15,105	14,982,347
6.75%, 5/15/24	EUR	1,359	1,527,119
Bank of Ireland, 4.25%, 6/11/24 (b)		14,600	15,791,431
eircom Finance DAC, 4.50%, 5/31/22		1,537	1,694,798
Smurfit Kappa Acquisitions, 2.75%, 2/01/25		520	556,959
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	3,275	4,028,158

			53,661,727
Israel — 0.0%
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	USD	3,371	3,190,958
Italy — 0.3%
Assicurazioni Generali SpA:
7.75%, 12/12/42 (b)	EUR	1,300	1,628,455
5.50%, 10/27/47 (b)		1,038	1,136,361
5.00%, 6/08/48 (b)		1,400	1,495,117
Autostrade per l’Italia SpA, 1.75%, 6/26/26		640	693,786
Banco Popolare SC, 2.75%, 7/27/20		905	964,712
Guala Closures SpA, 4.75%, 11/15/21 (b)		400	432,430
Intesa Sanpaolo SpA:
5.00%, 9/23/19		300	340,144
5.15%, 7/16/20		1,750	2,023,905
6.63%, 9/13/23		7,240	9,016,520
2.86%, 4/23/25		1,236	1,291,369
3.93%, 9/15/26		3,780	4,091,423
Meccanica Holdings USA, Inc.:
7.38%, 7/15/39 (a)	USD	1,740	1,881,375
6.25%, 1/15/40 (a)		5,248	5,313,600
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (m)	EUR	4,012	4,448,310

Corporate Bonds		Par (000)	Value
Italy (continued)
Saipem Finance International BV, 3.00%, 3/08/21	EUR	250	$271,716
Snai SpA, 6.38%, 11/07/21		700	771,858
Snam SpA, 0.88%, 10/25/26		555	557,933
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	956	912,980
6.00%, 9/30/34		787	727,975
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	2,779	3,733,650
Telecom Italia SpA:
4.50%, 1/25/21		1,169	1,378,292
3.25%, 1/16/23		1,894	2,100,510
3.63%, 1/19/24		2,709	3,035,855
5.30%, 5/30/24 (a)	USD	8,155	7,971,513
UniCredit SpA:
6.95%, 10/31/22	EUR	2,429	2,934,836
5.75%, 10/28/25 (b)		2,986	3,320,376
2.13%, 10/24/26		9,375	9,767,377
4.38%, 1/03/27 (b)		1,525	1,611,044
Wind Acquisition Finance SA:
4.00%, 7/15/20		3,188	3,417,507
4.75%, 7/15/20 (a)	USD	800	806,000
7.00%, 4/23/21	EUR	600	657,008
7.38%, 4/23/21 (a)	USD	5,235	5,444,400

			84,178,337
Jamaica — 0.0%
Digicel Ltd., 6.00%, 4/15/21 (a)		7,500	6,783,525
Japan — 0.4%
Chugoku Electric Power Co., Inc.:
0.00%, 3/23/18 (i)(j)	JPY	200,000	1,726,203
0.00%, 3/25/20 (i)(j)		130,000	1,130,930
HIS Co. Ltd., 0.00%, 8/30/19 (i)(j)		700,000	6,192,941
Iida Group Holdings Co. Ltd., 0.00%, 6/18/20 (i)(j)		250,000	2,324,064
Iwatani Corp., 0.00%, 10/22/20 (i)(j)		980,000	8,758,160
Kandenko Co. Ltd., 0.00%, 3/31/21 (i)(j)		280,000	2,716,150
Kansai Paint Co. Ltd.:
0.00%, 6/17/19 (i)(j)		530,000	4,778,503
0.00%, 6/17/22 (i)(j)		240,000	2,109,947
LIXIL Group Corp., 0.00%, 3/04/22 (i)(j)		110,000	990,353
Mitsui OSK Lines Ltd., 0.00%, 4/24/20 (i)(j)	USD	4,100	3,821,200
Nagoya Railroad Co. Ltd., 0.00%, 12/11/24 (i)(j)	JPY	570,000	5,531,743
Nipro Corp., 0.00%, 1/29/21 (i)(j)		110,000	1,022,353
Resorttrust, Inc., 0.00%, 12/01/21 (i)(j)		560,000	5,007,059
Shimizu Corp., 0.00%, 10/16/20 (i)(j)		300,000	2,811,337
Shizuoka Bank Ltd., 0.00%, 4/25/18 (i)(j)	USD	1,700	1,668,125
Softbank Corp., 4.50%, 4/15/20 (a)		1,045	1,071,125
SoftBank Group Corp., 4.75%, 7/30/25	EUR	446	509,390
Sumitomo Forestry Co. Ltd., 0.00%, 8/24/18 (i)(j)	JPY	350,000	3,144,385
Takashimaya Co. Ltd., 0.00%, 12/11/18 (i)(j)		520,000	4,454,759
Tohoku Electric Power Co., Inc.:
0.00%, 12/03/18 (i)(j)		170,000	1,482,545
0.00%, 12/03/20 (i)(j)		1,070,000	9,475,508
Transcosmos, Inc., 0.00%, 12/22/20 (i)(j)		420,000	3,660,963
Unicharm Corp., 0.00%, 9/25/20 (i)(j)		170,000	1,745,455
Universal Entertainment Corp., 8.50% (6.00% Cash or 8.50% PIK), 8/24/20 (a)(m)	USD	27,500	27,706,250
Wessex Ltd., 0.00%, 6/24/19 (j)	JPY	4,500	277,219
Yamaguchi Financial Group, Inc.:
0.00%, 12/20/18 (i)(j)	USD	3,300	3,712,500
0.50%, 3/26/20 (b)(i)		10,200	10,554,450

			118,383,617

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
Luxembourg — 0.2%
Altice Financing SA, 5.25%, 2/15/23	EUR	698	$778,837
Altice Finco SA, 9.00%, 6/15/23		1,129	1,349,124
Altice Luxembourg SA:
7.25%, 5/15/22		1,416	1,593,212
7.63%, 2/15/25 (a)	USD	10,761	11,299,050
APERAM, 0.63%, 7/08/21 (i)		5,800	7,209,400
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	2,007	2,166,127
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (m)		5,362	5,764,295
DEA Finance SA, 7.50%, 10/15/22		450	505,905
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	2,609	3,343,964
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 8/01/22 (a)	USD	6,815	6,559,437
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	2,380	2,583,983
Monitchem HoldCo 3 SA, 5.25%, 6/15/21		447	484,417
SELP Finance Sarl, 1.25%, 10/25/23		6,050	6,219,053
Swissport Investments SA, 6.75%, 12/15/21		793	907,211
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24		2,605	3,037,220
Telenet Finance VI Luxembourg SCA, 4.88%, 7/15/27		334	366,529
WFS Global Holding SAS, 9.50%, 7/15/22		823	890,720

			55,058,484
Malaysia — 0.1%
1MDB Energy Ltd., 5.99%, 5/11/22	USD	8,600	9,186,494
Cahaya Capital Ltd., 0.00%, 9/18/21 (i)(j)		5,000	4,778,750

			13,965,244
Mexico — 0.0%
Cemex Finance LLC, 4.63%, 6/15/24	EUR	1,700	1,832,460
Netherlands — 0.1%
ASML Holding NV:
1.38%, 7/07/26		3,675	3,857,794
1.63%, 5/28/27		4,145	4,393,522
Constellium NV:
7.88%, 4/01/21 (a)	USD	1,219	1,310,425
4.63%, 5/15/21	EUR	400	406,227
8.00%, 1/15/23 (a)	USD	3,342	3,475,680
LGE HoldCo VI BV, 7.13%, 5/15/24	EUR	810	967,757
Lincoln Finance Ltd., 6.88%, 4/15/21		300	342,734
Samvardhana Motherson Automotive Systems Group BV, 4.13%, 7/15/21		364	393,274
SNS Bank NV, 3.75%, 11/05/25 (b)		10,188	11,217,171
United Group BV, 7.88%, 11/15/20		1,322	1,456,596
UPC Holding BV, 6.75%, 3/15/23		451	516,287
UPCB Finance IV Ltd., 4.00%, 1/15/27		2,610	2,740,558
Ziggo Bond Finance BV, 4.63%, 1/15/25		173	185,979
Ziggo Secured Finance BV, 4.25%, 1/15/27		400	419,611

			31,683,615
New Zealand — 0.1%
Chorus Ltd., 1.13%, 10/18/23		2,035	2,131,273
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20	USD	9,041	9,323,531
6.88%, 2/15/21		846	870,345
5.13%, 7/15/23 (a)		14,795	15,109,394

			27,434,543
Norway — 0.1%
Norske Skog AS, 11.75%, 12/15/19	EUR	801	767,290
Norwegian Air Shuttle ASA Pass-Through Trust, Series 2016-1, Class B, 7.50%, 11/10/23 (a)	USD	12,131	12,191,655

Corporate Bonds		Par (000)	Value
Norway (continued)
Silk Bidco AS, 7.50%, 2/01/22	EUR	1,350	$1,502,511

			14,461,456
Panama — 0.0%
AES Panama SRL, 6.00%, 6/25/22 (a)	USD	3,750	3,881,250
Philippines — 0.0%
AYC Finance Ltd., 0.50%, 5/02/19 (i)		6,800	6,825,500
BDO Unibank, Inc., 2.63%, 10/24/21		1,851	1,796,651

			8,622,151
Poland — 0.0%
Play Finance 2 SA, 5.25%, 2/01/19	EUR	558	597,337
Portugal — 0.0%
Banco Espirito Santo SA:
2.63%, 5/08/17 (e)(l)		6,100	1,765,827
4.75%, 1/15/18 (e)(l)		15,500	4,486,937
4.00%, 1/21/19 (e)(l)		19,000	5,500,116

			11,752,880
Singapore — 0.1%
Alam Synergy Pte Ltd., 6.63%, 4/24/22	USD	1,606	1,573,347
Global A&T Electronics Ltd., 10.00%, 2/01/19		12,190	9,264,400
Suntec Real Estate Investment Trust, 1.75%, 9/05/21 (i)	SGD	6,500	4,331,388
United Overseas Bank Ltd.:
3.50%, 9/16/26 (b)	USD	8,000	7,912,416
2.88%, 3/08/27 (b)		4,750	4,544,297

			27,625,848
South Africa — 0.0%
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	440	488,642
South Korea — 0.2%
GS Engineering & Construction Corp., 4.50%, 7/21/21 (i)	USD	6,800	6,591,390
Hyundai Heavy Industries Co. Ltd., 0.00%, 6/29/20 (i)(j)		2,400	2,301,000
Kakao Corp., 0.00%, 5/11/21 (i)(j)	KRW	11,600,000	9,409,753
Shinhan Bank, 3.88%, 12/07/26 (b)	USD	14,667	14,672,397
Woori Bank, 4.75%, 4/30/24		18,700	18,865,345

			51,839,885
Spain — 0.3%
Bankia SA, 4.00%, 5/22/24 (b)	EUR	21,200	22,648,013
BPE Financiaciones SA, 2.00%, 2/03/20		12,100	12,726,156
Cellnex Telecom SA, 2.38%, 1/16/24		200	208,234
Cirsa Funding Luxembourg SA:
5.75%, 5/15/21		475	535,021
5.88%, 5/15/23		650	725,278
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21		450	480,724
Ibercaja Banco SA, 5.00%, 7/28/25 (b)		22,000	22,351,637
Iberdrola Finanzas SA, 1.00%, 3/07/24		3,900	4,147,614
NH Hotel Group SA, 3.75%, 10/01/23		675	732,568
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20		4,334	4,738,795
Santander Issuances SAU, 3.25%, 4/04/26		2,200	2,361,363

			71,655,403
Sweden — 0.0%
Verisure Holding AB, 6.00%, 11/01/22		440	504,806
Switzerland — 0.1%
Credit Suisse AG, 5.75%, 9/18/25 (b)		3,090	3,560,119
LafargeHolcim Finance U.S. LLC:
3.50%, 9/22/26 (a)	USD	6,312	6,106,671

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	39

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
Switzerland (continued)
4.75%, 9/22/46 (a)	USD	5,935	$5,740,035
UBS AG, 4.75%, 2/12/26 (b)	EUR	4,255	4,807,217
UBS Group Funding Jersey Ltd., 2.65%, 2/01/22 (a)	USD	8,928	8,677,079

			28,891,121
Taiwan — 0.2%
Advanced Semiconductor Engineering, Inc., 0.00%, 3/27/18 (i)(j)		15,000	14,126,250
Foxconn Far East Ltd., 2.25%, 9/23/21		12,550	12,122,685
Neo Solar Power Corp., 0.00%, 10/27/19 (i)(j)		5,000	4,943,750
TPK Holding Co. Ltd., 0.00%, 4/08/20 (i)(j)		10,750	9,943,750

			41,136,435
Thailand — 0.1%
Bangkok Dusit Medical Services PCL, 0.00%, 9/18/19 (i)(j)	THB	256,000	8,042,334
CP Foods Holdings Ltd., 0.50%, 9/22/21 (i)	USD	8,800	8,716,400

			16,758,734
Turkey — 0.0%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		7,961	7,861,132
United Arab Emirates — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/25 (a)		6,132	6,392,389
United Kingdom — 1.2%
Anglo American Capital PLC:
6.88%, 5/01/18	GBP	250	327,667
1.50%, 4/01/20	EUR	500	525,605
2.88%, 11/20/20		900	990,306
2.50%, 4/29/21		400	431,489
3.50%, 3/28/22		620	693,887
3.25%, 4/03/23		520	570,780
Annington Finance No. 4 PLC, 1.37%, 1/10/23 (b)	GBP	1	1,173
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (m)		743	1,071,326
Arrow Global Finance PLC, 5.13%, 9/15/24		325	399,331
Barclays Bank PLC:
6.63%, 3/30/22	EUR	1,700	2,191,783
7.63%, 11/21/22	USD	1,603	1,759,293
Cabot Financial Luxembourg SA, 6.50%, 4/01/21	GBP	500	629,526
CNH Industrial Finance Europe SA:
2.88%, 9/27/21	EUR	840	934,630
2.88%, 5/17/23		1,700	1,839,471
Cognita Financing PLC, 7.75%, 8/15/21	GBP	684	893,612
CPUK Finance Ltd., 7.00%, 2/28/42		646	840,840
Delphi Automotive PLC, 4.40%, 10/01/46	USD	2,214	2,034,201
EC Finance PLC, 5.13%, 7/15/21	EUR	1,560	1,709,878
Enterprise Funding Ltd., 3.50%, 9/10/20 (i)	GBP	200	237,238
Enterprise Inns PLC:
6.38%, 2/15/22		1,775	2,294,711
6.00%, 10/06/23		6,106	7,761,861
Ephios Holdco II PLC, 8.25%, 7/01/23	EUR	1,803	2,064,004
Fiat Chrysler Automobiles NV, 3.75%, 3/29/24		1,160	1,266,380
Fiat Chrysler Finance Europe:
4.75%, 3/22/21		3,058	3,532,869
4.75%, 7/15/22		1,412	1,634,982
G4S International Finance PLC, 1.50%, 1/09/23		5,185	5,472,091
Greene King Finance PLC:
Series A5, 2.88%, 12/15/33 (b)	GBP	27,343	32,855,102
Series A6, 4.06%, 3/15/35		4,896	6,431,432
HSBC Holdings PLC, 4.38%, 11/23/26	USD	1,962	1,976,566

Corporate Bonds		Par (000)	Value
United Kingdom (continued)
Iceland Bondco PLC:
6.25%, 7/15/21	GBP	300	$374,344
6.75%, 7/15/24		800	961,277
IDH Finance PLC, 6.25%, 8/15/22		725	866,690
INEOS Finance PLC, 4.00%, 5/01/23	EUR	7,011	7,630,490
INOVYN Finance PLC, 6.25%, 5/15/21		500	558,028
Iron Mountain Europe PLC, 6.13%, 9/15/22	GBP	100	130,019
ITV PLC, 2.00%, 12/01/23	EUR	7,425	7,880,045
Jaguar Land Rover Automotive PLC, 3.88%, 3/01/23	GBP	576	731,162
Jerrold Finco PLC, 6.25%, 9/15/21		725	915,743
Lecta SA, 6.50%, 8/01/23	EUR	525	564,387
Marks & Spencer PLC, 3.00%, 12/08/23	GBP	1,850	2,321,129
Mitchells & Butlers Finance PLC, 2.50%, 6/15/36 (b)		3,072	2,821,384
New Look Secured Issuer PLC, 6.50%, 7/01/22		3,100	3,638,990
Old Mutual PLC, 8.00%, 6/03/21		300	418,573
Pension Insurance Corp. PLC, 6.50%, 7/03/24		1,772	2,107,575
Pizzaexpress Financing 2 PLC, 6.63%, 8/01/21		1,953	2,442,994
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 9/30/22		3,377	4,134,087
Series A7, 5.27%, 3/30/24		2,219	2,585,530
Punch Taverns Finance PLC:
0.40%, 7/15/21 (b)		449	503,018
7.27%, 10/15/26		4,960	7,295,255
7.27%, 10/15/26 (a)		1,825	2,697,680
Series M3, 5.90%, 10/15/27 (a)(b)		5,326	6,235,662
Royal Bank of Scotland Group PLC, 3.63%, 3/25/24 (b)	EUR	1,800	1,892,759
Santander UK Group Holdings PLC, 2.88%, 8/05/21	USD	10,000	9,778,550
Sky PLC, 2.25%, 11/17/25	EUR	4,500	5,044,142
Spirit Issuer PLC:
Series A2, 3.07%, 12/28/31 (b)	GBP	14,430	16,360,942
Series A6, 2.16%, 12/28/36 (b)		7,014	8,298,339
Stonegate Pub Co. Financing PLC:
5.15%, 4/15/19 (b)		2,205	2,718,816
5.75%, 4/15/19		2,395	3,014,337
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	1,298	1,489,316
Tesco PLC:
5.00%, 3/24/23	GBP	500	664,440
6.00%, 12/14/29		500	671,726
Tesco Property Finance 1 PLC, 7.62%, 7/13/39		3,349	4,697,459
Tesco Property Finance 3 PLC, 5.74%, 4/13/40		6,969	8,247,887
Tesco Property Finance 4 PLC, 5.80%, 10/13/40		3,278	3,882,338
Thomas Cook Group PLC, 6.25%, 6/15/22	EUR	1,935	2,144,636
Trafford Centre Finance Ltd., 1.23%, 7/28/35 (b)	GBP	3,400	3,237,709
Tullow Oil Jersey Ltd., 6.63%, 7/12/21 (i)	USD	1,000	1,322,500
Tullow Oil PLC:
6.00%, 11/01/20 (a)		260	247,650
6.00%, 11/01/20		600	571,500
6.25%, 4/15/22 (a)		200	186,000
6.25%, 4/15/22		1,600	1,488,000
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	375	499,860
Series A4, 5.66%, 6/30/27		17,710	22,935,776
Series M, 7.40%, 3/28/24		17,689	22,624,939
Series N, 6.46%, 3/30/32		29,018	31,431,710
Virgin Media Finance PLC, 7.00%, 4/15/23		500	665,500
Virgin Media Secured Finance PLC:
6.00%, 4/15/21		421	539,900

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
United Kingdom (continued)
5.50%, 1/15/25	GBP	1,620	$2,056,893
4.88%, 1/15/27		4,931	5,956,067
6.25%, 3/28/29		4,490	5,788,049
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	2,814	3,154,709
Vougeot Bidco PLC, 7.88%, 7/15/20	GBP	2,104	2,693,851
Voyage Care Bondco PLC:
6.50%, 8/01/18		106	132,007
11.00%, 2/01/19		4,340	5,289,811

			320,914,214
United States — 11.1%
Actavis Funding SCS, 3.80%, 3/15/25	USD	58,127	58,195,474
Adient Global Holdings Ltd., 3.50%, 8/15/24	EUR	725	774,240
Aetna, Inc., 4.38%, 6/15/46	USD	22,293	22,385,449
Alere, Inc.:
6.50%, 6/15/20		8,400	8,274,000
6.38%, 7/01/23 (a)		3,940	3,915,375
Allstate Corp., 4.20%, 12/15/46		11,895	12,147,400
Ally Financial, Inc., 8.00%, 11/01/31		2,600	3,015,792
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		15,650	16,236,875
Altria Group, Inc., 3.88%, 9/16/46		33,803	31,196,552
Amazon.com, Inc., 4.95%, 12/05/44		30,324	34,585,917
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		10,610	10,742,625
American Airlines Pass-Through Trust, 6.00%, 1/15/17 (a)		39,179	39,227,722
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.63%, 5/20/24		373	381,393
5.50%, 5/20/25		11,230	11,342,300
Amgen, Inc., 4.40%, 5/01/45		25,899	24,825,383
Analog Devices, Inc.:
3.50%, 12/05/26		11,706	11,597,661
4.50%, 12/05/36		2,031	2,041,267
Antero Resources Corp.:
5.38%, 11/01/21		1,380	1,411,050
5.00%, 3/01/25 (a)		30,180	29,516,342
Apple Inc., 3.85%, 8/04/46		35,158	33,686,321
Ares Capital Corp., 3.63%, 1/19/22		32,120	31,138,156
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 4/01/23		7,615	7,481,737
Avis Budget Finance PLC, 4.13%, 11/15/24	EUR	2,050	2,159,019
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25		1,200	1,269,500
Ball Corp.:
4.00%, 11/15/23	USD	7,405	7,256,900
4.38%, 12/15/23	EUR	1,618	1,881,212
Bank of America Corp.:
4.45%, 3/03/26	USD	67,680	69,746,812
3.50%, 4/19/26		60,209	59,406,534
4.18%, 11/25/27		30,239	30,258,323
Bank of New York Mellon Corp., 3.00%, 10/30/28		4,933	4,690,459
Baylor Scott & White Holdings, 4.19%, 11/15/45		6,325	6,171,132
Belden, Inc., 5.50%, 4/15/23	EUR	610	686,746
Cablevision Systems Corp., 5.88%, 9/15/22	USD	1,945	1,896,375
Calpine Corp.:
5.38%, 1/15/23		8,090	7,907,975
5.50%, 2/01/24		7,615	7,348,475
5.75%, 1/15/25		7,460	7,198,900
Capital One Financial Corp., 3.75%, 7/28/26		48,319	46,840,197
Catholic Health Initiatives, 4.35%, 11/01/42		4,455	3,957,154
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		8,115	8,399,025
5.75%, 2/15/26 (a)		15,030	15,556,050
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24		5,190	5,306,775

Corporate Bonds		Par (000)	Value
United States (continued)
CenturyLink, Inc., 7.50%, 4/01/24	USD	14,570	$15,298,500
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)		1,940	1,993,350
CF Industries, Inc., 4.50%, 12/01/26 (a)		6,241	6,134,235
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45		36,314	41,981,853
CIT Group, Inc.:
4.25%, 8/15/17		4,819	4,885,261
5.50%, 2/15/19 (a)		8,560	9,030,800
Citigroup, Inc.:
2.90%, 12/08/21		87,700	87,463,385
3.20%, 10/21/26		33,850	32,368,115
4.13%, 7/25/28		50,517	49,901,905
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		7,410	7,576,725
Comcast Corp.:
4.60%, 8/15/45		22,600	23,690,857
3.40%, 7/15/46		26,727	23,341,010
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23		3,290	3,487,400
CONSOL Energy, Inc., 5.88%, 4/15/22		14,762	14,466,760
Crown European Holdings SA:
4.00%, 7/15/22	EUR	100	115,823
3.38%, 5/15/25		1,032	1,097,528
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)	USD	1,805	1,877,200
CSC Holdings LLC:
10.13%, 1/15/23 (a)		7,010	8,096,550
5.25%, 6/01/24		360	351,900
6.63%, 10/15/25 (a)		3,910	4,271,675
10.88%, 10/15/25 (a)		2,365	2,814,350
CSX Corp., 4.25%, 11/01/66		20,843	19,020,988
Darling Global Finance BV, 4.75%, 5/30/22	EUR	400	445,799
DaVita, Inc., 5.13%, 7/15/24	USD	24,300	24,239,250
Devon Energy Corp., 5.00%, 6/15/45		7,552	7,418,594
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, 7/15/46 (a)		38,597	47,524,023
Dignity Health, 5.27%, 11/01/64		5,929	5,783,900
Discover Bank, 3.45%, 7/27/26		7,091	6,847,148
Discovery Communications LLC, 4.88%, 4/01/43		22,510	20,801,356
DISH DBS Corp., 5.88%, 7/15/22		8,105	8,530,513
Dollar Tree, Inc., 5.75%, 3/01/23		11,398	12,068,430
Duke Energy Corp., 3.75%, 9/01/46		27,338	24,609,859
EMC Corp., 1.88%, 6/01/18		7,457	7,374,339
Energy Transfer Partners LP, 4.75%, 1/15/26		11,250	11,630,723
Enterprise Products Operating LLC:
5.10%, 2/15/45		3,471	3,660,687
4.90%, 5/15/46		5,539	5,685,789
Equinix, Inc., 5.38%, 4/01/23		8,393	8,707,737
FedEx Corp., 4.75%, 11/15/45		15,210	15,752,586
First Data Corp.:
5.38%, 8/15/23 (a)		3,160	3,278,500
5.00%, 1/15/24 (a)		30,125	30,285,265
Ford Motor Co., 5.29%, 12/08/46		13,542	13,717,911
Frontier Communications Corp.:
8.88%, 9/15/20		27,218	28,987,170
10.50%, 9/15/22		7,459	7,841,647
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	425	425,009
General Electric Co., 4.50%, 3/11/44	USD	32,789	35,198,172
General Motors Co., 6.75%, 4/01/46		18,241	21,391,038
Gilead Sciences, Inc., 4.15%, 3/01/47		34,275	32,554,498
Goldman Sachs Group, Inc.:
4.25%, 10/21/25		51,720	52,539,297
3.50%, 11/16/26		35,206	34,395,734

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	41

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
United States (continued)
Halliburton Co., 3.80%, 11/15/25	USD	29,987	$30,463,703
HCA, Inc.:
4.75%, 5/01/23		7,315	7,488,731
5.88%, 2/15/26		18,678	19,238,340
5.25%, 6/15/26		7,460	7,711,775
Series 1, 5.88%, 5/01/23		7,568	8,041,000
HD Supply, Inc.:
5.25%, 12/15/21 (a)		3,277	3,457,235
5.75%, 4/15/24 (a)		11,090	11,707,713
Herc Rentals, Inc.:
7.50%, 6/01/22 (a)		15,525	16,359,469
7.75%, 6/01/24 (a)		3,890	4,089,363
Hertz Holdings Netherlands BV, 4.13%, 10/15/21	EUR	925	983,442
Huntsman International LLC:
5.13%, 4/15/21		900	1,027,916
5.13%, 11/15/22	USD	5,549	5,659,980
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		975	976,828
4.88%, 3/15/19		4,111	4,152,110
6.00%, 8/01/20		7,420	7,577,675
Informatica LLC, 7.13%, 7/15/23 (a)		11,630	11,106,650
Intel Corp., 4.10%, 5/19/46		18,610	18,445,804
International Game Technology PLC:
6.25%, 2/15/22 (a)		1,884	2,020,590
4.75%, 2/15/23	EUR	1,875	2,151,401
Iron Mountain, Inc., 6.00%, 8/15/23	USD	2,263	2,404,438
iStar, Inc., 4.00%, 11/01/17		1,996	2,005,980
JPMorgan Chase & Co.:
2.97%, 1/15/23		48,710	48,546,870
2.12%, 10/24/23 (b)		26,330	26,855,784
3.20%, 6/15/26		33,515	32,802,907
4.25%, 10/01/27		31,190	32,045,479
Kinder Morgan, Inc., 5.55%, 6/01/45		7,185	7,556,989
KLA-Tencor Corp., 4.65%, 11/01/24		1,799	1,904,443
Lam Research Corp., 2.80%, 6/15/21		1,140	1,133,860
Lennar Corp.:
4.75%, 11/15/22		18,620	19,085,500
4.88%, 12/15/23		3,655	3,618,450
Levi Strauss & Co., 6.88%, 5/01/22		1,161	1,216,148
Lincoln National Corp., 3.63%, 12/12/26		5,822	5,808,446
Lions Gate Entertainment Corp., 5.88%, 11/01/24 (a)		1,940	1,969,100
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	1,088	1,217,440
Massachusetts Institute of Technology:
3.96%, 7/01/38	USD	8,375	8,779,245
3.89%, 7/01/99		4,656	3,983,501
MGM Resorts International, 6.00%, 3/15/23		15,080	16,286,400
Micron Technology, Inc., 5.25%, 8/01/23 (a)		14,330	14,383,737
Microsoft Corp.:
4.45%, 11/03/45		10,838	11,547,011
3.70%, 8/08/46		28,952	27,257,295
Molson Coors Brewing Co., 1.25%, 7/15/24	EUR	5,000	5,257,126
Monsanto Co., 3.95%, 4/15/45	USD	3,725	3,268,460
Morgan Stanley:
3.88%, 1/27/26		34,213	34,558,757
3.13%, 7/27/26		8,714	8,325,146
4.35%, 9/08/26		30,420	31,172,834
1.38%, 10/27/26	EUR	7,575	7,774,522
3.95%, 4/23/27	USD	31,940	31,617,693
Mylan NV, 3.13%, 11/22/28	EUR	5,100	5,456,175
Nabors Industries, Inc., 5.50%, 1/15/23 (a)	USD	14,730	15,337,613
Netflix, Inc., 5.50%, 2/15/22		5,360	5,775,400
New York & Presbyterian Hospital, 3.56%, 8/01/36		4,084	3,906,987

Corporate Bonds		Par (000)	Value
United States (continued)
Newell Brands, Inc., 4.20%, 4/01/26	USD	9,763	$10,190,424
Noble Energy, Inc., 5.63%, 5/01/21		886	924,344
Ochsner Clinic Foundation, 5.90%, 5/15/45		5,505	6,365,877
OI European Group BV, 3.13%, 11/15/24	EUR	400	418,528
Oracle Corp., 4.00%, 7/15/46	USD	33,612	32,149,744
Parsley Energy LLC/Parsley Finance Corp., 5.38%, 1/15/25 (a)		22,547	22,623,660
Philip Morris International, Inc., 4.25%, 11/10/44		15,030	14,840,772
Ply Gem Industries, Inc., 6.50%, 2/01/22		3,730	3,851,225
Post Holdings, Inc., 7.75%, 3/15/24 (a)		7,440	8,258,400
President and Fellows of Harvard College, 3.15%, 7/15/46		3,431	3,069,716
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (a)		9,735	10,598,981
PSPC Escrow Corp., 6.00%, 1/02/23	EUR	952	1,004,291
Qorvo, Inc.:
6.75%, 12/01/23	USD	3,890	4,279,000
7.00%, 12/01/25		1,945	2,154,088
QUALCOMM, Inc., 4.80%, 5/20/45		40,629	43,417,328
Rite Aid Corp., 6.13%, 4/01/23 (a)		12,260	13,179,500
Riverbed Technology, Inc., 8.88%, 3/01/23 (a)		3,285	3,465,675
RWJ Barnabas Health, Inc., 3.95%, 7/01/46		9,530	8,777,530
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		3,614	3,866,980
5.63%, 4/15/23		947	1,006,188
5.75%, 5/15/24		23,381	25,076,123
Sabre GLBL, Inc.:
5.38%, 4/15/23 (a)		13,450	13,719,000
5.25%, 11/15/23 (a)		5,965	6,125,280
Sealed Air Corp., 4.50%, 9/15/23	EUR	545	623,895
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (a)	USD	11,425	11,939,125
SESI LLC, 7.13%, 12/15/21		7,261	7,388,067
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26		9,425	8,806,107
Sirius XM Radio, Inc., 5.38%, 4/15/25 (a)		8,385	8,343,075
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		5,165	5,581,222
Spectra Energy Partners LP, 3.38%, 10/15/26		2,670	2,553,786
Spectrum Brands, Inc., 5.75%, 7/15/25		9,475	9,830,313
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		4,105	4,525,763
Sprint Corp., 7.88%, 9/15/23		24,060	25,684,050
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (a)		90,001	90,169,302
Standard Industries, Inc., 6.00%, 10/15/25 (a)		34,482	36,292,305
State Street Corp., 2.65%, 5/19/26		15,606	14,801,152
Steel Dynamics, Inc.:
5.50%, 10/01/24		6,720	7,123,200
5.00%, 12/15/26 (a)		5,510	5,489,337
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26		1,751	1,694,861
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		706	723,650
Tenet Healthcare Corp.:
6.00%, 10/01/20		3,781	3,960,598
8.13%, 4/01/22		7,264	6,853,584
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22		19,875	21,067,500
Time Warner, Inc.:
3.80%, 2/15/27		2,693	2,677,706
4.65%, 6/01/44		3,657	3,496,626
4.85%, 7/15/45		20,339	20,361,149

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
United States (continued)
T-Mobile USA, Inc.:
5.25%, 9/01/18	USD	5,622	$5,706,330
6.63%, 11/15/20		2,180	2,229,050
6.73%, 4/28/22		5,680	5,935,600
6.00%, 3/01/23		3,900	4,119,375
6.84%, 4/28/23		1,800	1,928,250
6.00%, 4/15/24		15,050	15,858,937
Total System Services, Inc., 3.80%, 4/01/21		9,670	9,980,861
TransDigm, Inc.:
6.00%, 7/15/22		15,745	16,374,800
6.50%, 7/15/24		7,480	7,825,950
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	1,000	1,126,340
U.S. Bancorp, 2.38%, 7/22/26	USD	17,300	16,015,769
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 2/15/23		20,069	20,821,173
United Rentals North America, Inc.:
7.63%, 4/15/22		466	490,465
5.75%, 11/15/24		3,275	3,438,750
5.50%, 7/15/25		7,480	7,629,600
University of Southern California, 3.03%, 10/01/39		15,366	13,647,743
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		6,150	5,827,125
4.50%, 5/15/23	EUR	274	207,754
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 2/01/23		1,200	1,168,825
Viacom, Inc.:
3.45%, 10/04/26	USD	2,429	2,244,879
4.38%, 3/15/43		43,000	34,251,865
5.25%, 4/01/44		6,977	6,347,263
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		8,997	9,247,198
4.65%, 6/01/46		668	677,868
Washington Mutual Bank:
0.00%, 5/01/09 (e)(l)		25,126	5,339,275
0.00%, 11/06/09 (e)(l)		45,161	9,596,713
0.00%, 6/16/10 (e)(l)		14,745	3,133,313
0.00%, 2/04/11 (e)(l)		15,753	3,347,513
5.55%, 6/16/20 (e)(l)		2,631	559,088
Wells Fargo & Co.:
3.00%, 4/22/26		14,014	13,372,607
3.00%, 10/23/26		40,520	38,591,126
4.30%, 7/22/27		15,220	15,654,896
4.75%, 12/07/46		18,103	18,371,938
Wesleyan University, 4.78%, 7/01/16		8,186	7,765,845
Western Digital Corp.:
7.38%, 4/01/23 (a)		2,900	3,190,000
10.50%, 4/01/24 (a)		9,570	11,316,525
Williams Partners LP:
4.00%, 9/15/25		17,537	17,340,217
4.90%, 1/15/45		3,740	3,456,534
Williams Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		1,635	1,686,391
4.88%, 5/15/23		1,060	1,079,788
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	1,325	1,443,583
XPO Logistics, Inc., 5.75%, 6/15/21		980	1,093,700
Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/01/23	USD	3,295	3,426,800

			2,990,753,848

Corporate Bonds		Par (000)	Value
Vietnam — 0.0%
Vietnam Joint Stock Commercial Bank for Industry and Trade, 8.00%, 5/17/17	USD	2,550	$2,575,500
Total Corporate Bonds — 18.1%			4,874,457,343

Floating Rate Loan Interests (b)
France — 0.0%
Lully Finance S.à r.l. (Lully Finance LLC), Initial Term B-2 Loan (Second Lien), 9.25%, 10/16/23	EUR	630	665,248
SFR Group SA (Ypso France SAS), EUR TLB-10 Loan, 3.75%, 1/14/25		2,200	2,326,977
Technicolor SA (FKA Thomson), Term Loan B, 3.50%, 12/01/22		4,200	4,424,285
Vivarte, Bond, 4.00% - 7.00% (4.00% Cash or 7.00% PIK), 4.00% - 7.00%, 10/29/19 (m)		107	91,524

			7,508,034
Germany — 0.0%
Springer SBM Two GmbH:
Initial Term B8 Loan, 4.75%, 8/14/20		1,842	1,940,755
Term Loan, 9.00%, 8/16/21		859	904,624

			2,845,379
Italy — 0.1%
Sit SpA, Medium Term Facility B, 5.50%, 4/30/20		12,000	12,379,208
Luxembourg — 0.0%
Azelis Finance SA (Azelis U.S. Holding, Inc.):
Euro Term Loan (First Lien), 5.00%, 12/16/22		768	811,267
Euro Term Loan (Second Lien), 9.50%, 12/18/23		2,790	2,929,562
BSN Medical Luxembourg Finance Holding S.à r.l. (FKA Boston Luxembourg III S.à r.l.), Facility (Second Lien), 8.00%, 8/31/21		900	952,125

			4,692,954
Netherlands — 0.0%
Amaya Holdings BV, Initial Term B Loan (Second Lien), 8.00%, 8/01/22	USD	6,028	6,006,690
Spain — 0.0%
Car Rentals Subsidiary, S.L.U. (AKA Goldcar), Facility B, 6.00%, 6/18/20	EUR	6,350	6,717,773
Desarrollos Empresariales Piera S.L., Second Lien Facility, 8.25%, 11/28/22		1,700	1,791,301
Pertento Sarl (Project Snell), Second Incremental Facility B, 0.00%, 6/28/21		1,000	1,061,075

			9,570,149
Sweden — 0.0%
Verisure Holding AB, Term B1C Loan, 3.25%, 10/21/22		2,500	2,651,372
United Kingdom — 0.1%
Intervias Finco Ltd. (FKA Optima Sub-Finco Ltd.):
Term Facility B2 (EUR), 5.00%, 1/30/23		640	668,329
Term Loan C2, 5.00%, 1/30/23		7,167	7,478,008

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	43

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
United Kingdom (continued)
LSF9 Robin Investments Ltd., Term Loan B1, 5.00%, 12/06/23	GBP	1,450	$1,786,990

			9,933,327
United States — 1.9%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19	USD	7,008	6,615,041
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		13,835	13,817,592
Altice France SA (Numericable-SFR SA), USD TLB-7 Loan, 5.14%, 1/15/24		9,611	9,724,015
A-R HHC Orlando Convention Hotel LLC, Mezzanine Loan, 6.80%, 8/07/21		15,000	15,000,000
Ascend Performance Materials Operations LLC, Term B Loan, 6.50%, 8/12/22		2,014	2,026,696
Avago Technologies Cayman Holdings Ltd., Term B-3 Loan, 3.70%, 2/01/23		26,484	26,847,930
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.):
Refinanced Euro Term Loan, 3.00%, 2/01/20	EUR	1,750	1,858,834
Refinanced Term B Loan, 3.50%, 2/01/23	USD	1,602	1,617,126
Berry Plastics Corp., Term H Loan, 3.75%, 10/01/22		13,370	13,495,077
BMC Software Finance, Inc., Initial U.S. Term Loan, 4.00%, 9/10/20		8,172	8,151,522
BRE/Lauderdale Grande LLC, Mezzanine Term Loan, 6.54%, 7/09/19		7,000	6,860,000
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		21,495	21,669,956
Camelot U.S. Acquisition 1 Co. (AKA Thomson Reuters Intellectual Property & Science), Initial Term Loan, 4.75%, 10/03/23		6,833	6,908,310
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 2.75%, 5/20/21		1,619	1,629,446
Change Healthcare Holdings, Inc. (FKA Emdeon, Inc.), Term B-2 Loan, 3.75%, 11/02/18		15,085	15,106,985
CHS/Community Health Systems, Inc.:
Incremental 2019 Term G Loan, 3.75%, 12/31/19		5,015	4,855,186
Incremental 2021 Term H Loan, 4.00%, 1/27/21		7,932	7,668,077
Dallas Design District, Loan, 7.24%, 11/09/19		9,000	9,000,000
Dell International LLC (EMC Corp.), Term B Loan, 4.02%, 9/07/23		10,000	10,164,700
Dollar Tree, Inc., Term B-3 Loan, 3.25%, 7/06/22		1,110	1,118,613
Dynegy Finance IV, Inc., Term Loan, 4.00%, 6/27/23		3,420	3,461,314
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), 2016 Additional Term Loan (DIP), 4.25%, 6/30/17		7,017	7,056,962
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 3.75%, 12/01/23		7,403	7,472,834
Equinix, Inc., Term Loan B (EUR), 3.25%, 12/07/23	EUR	1,400	1,482,307
FCA U.S. LLC (FKA Chrysler Group LLC), Term Loan B, 3.50%, 5/24/17	USD	6,365	6,377,629
First Data Corp., 2021C New Dollar Term Loan, 3.76%, 3/24/21		11,322	11,449,457
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		21,888	21,888,227
Gol Luxco SA, Term Loan, 6.50%, 8/31/20		31,442	32,110,143

Floating Rate Loan Interests (b)		Par (000)	Value
United States (continued)
Hilton Worldwide Finance LLC:
Series B-1 Term Loan, 3.50%, 10/26/20	USD	923	$930,197
Series B-2 Term Loan, 3.26%, 10/25/23		12,544	12,679,223
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		13,598	13,609,495
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		4,908	4,880,977
Inventiv Group Holdings, Inc., Initial Term Loan, 3.75%, 11/09/23		7,338	7,398,375
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		9,722	9,821,612
JAX MEZZ LLC, Mezzanine Loan, 6.15%, 10/04/21		12,000	11,910,000
KFC Holding Co. (AKA Yum! Brands), Term B Loan, 3.49%, 6/16/23		2,886	2,923,387
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		14,962	15,156,763
Tranche B-II 2022 Term Loan, 3.50%, 5/31/22		4,750	4,803,437
Logoplaste Parent Sàrl (FKA CEP IV Investment 11 Sàrl), Facility B Netherlands, 4.75%, 10/04/23	EUR	1,700	1,789,511
MacDermid European Holdings BV (MacDermid Funding LLC), Euro Tranche C-4 Term Loan, 3.25%, 6/07/20		2,600	2,756,277
MediArena Acquisition BV (FKA AP NMT Acquisition BV), Euro Term B Loan (First Lien), 7.00%, 8/13/21		992	967,408
MGM Growth Properties Operating Partnership LP, Term B Loan, 3.50%, 4/25/23	USD	3,985	4,027,726
Mission Broadcasting, Inc., Term Loan B, 3.00%, 9/26/23		537	541,374
Nexstar Broadcasting, Inc., Term Loan B, 3.00%, 9/26/23		6,028	6,075,420
Novelis, Inc., Initial Term Loan, 4.02%, 6/02/22		8,013	8,055,413
NXP BV (NXP Funding LLC), Tranche F Loan, 3.27%, 12/07/20		4,988	5,009,944
PT MNC Sky Vision Tbk, Facility, 5.13%, 11/07/19		15,000	14,625,000
Realogy Group LLC (FKA Realogy Corp.), New 2022 Term Loan, 3.77%, 7/20/22		573	575,360
Reynolds Group Holdings, Inc., U.S. Term Loan, 4.25%, 2/05/23		6,287	6,363,771
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		360	362,099
Tranche 2 Term Loan (Second Lien), 4.88%, 6/21/21		16,280	16,341,050
Sedgwick Claims Management Services, Inc., Initial Term Loan (First Lien), 2.75%, 3/01/21		4,090	4,095,850
Serta Simmons Bedding LLC, Initial Term Loan (First Lien), 3.50%, 11/08/23		6,850	6,920,623
ServiceMaster Co. LLC, Tranche C Term Loan, 3.27%, 11/08/23		13,700	13,734,250
SS&C European Holdings S.à r.l., Term B-2 Loan, 4.00% - 4.02%, 7/08/22		334	338,574
SS&C Technologies, Inc., Term B-1 Loan, 4.00% - 4.02%, 7/08/22		3,275	3,317,828
Trans Union LLC, 2016 Incremental Term B-2 Commitment, 3.52%, 4/09/21		17,070	17,206,869
TransDigm, Inc., Tranche C Term Loan, 3.00%, 2/28/20		4,243	4,270,607

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
United States (continued)
Univision Communications, Inc.:
2013 Incremental Term Loan (C-3), 4.00%, 3/01/20	USD	7,577	$7,613,549
Replacement First-Lien Term Loan (C-4), 4.00%, 3/01/20		5,097	5,122,492
UPC Financing Partnership, Term Loan AO, 3.00%, 1/15/26	EUR	1,250	1,319,515
Veritas U.S., Inc., Initial Euro Term B-1 Loan, 6.63%, 1/27/23		3,362	3,188,510
Virgin Media Bristol LLC, I Facility, 2.75%, 1/31/25	USD	1,445	1,450,607
Western Digital Corp., U.S. Term B-1 Loan, 4.52%, 4/29/23		6,408	6,505,903
Zayo Group LLC (Zayo Capital, Inc.), 2021 Term Loan, 3.75%, 5/06/21		9,824	9,924,077

			512,047,052
Total Floating Rate Loan Interests — 2.1%			567,634,165

Foreign Agency Obligations
Argentina — 0.2%
Petrobras Argentina SA, 7.38%, 7/21/23 (a)		11,484	11,196,900
YPF SA:
8.88%, 12/19/18 (a)		12,260	13,335,815
8.50%, 3/23/21		3,170	3,400,142
8.50%, 3/23/21 (a)		2,500	2,681,500
8.75%, 4/04/24 (a)		4,782	4,956,543
8.50%, 7/28/25 (a)		11,287	11,445,018
8.50%, 7/28/25		3,750	3,802,500

			50,818,418
Brazil — 0.9%
Petrobras Global Finance BV:
3.00%, 1/15/19		22,717	22,142,260
3.02%, 1/15/19 (b)		16,751	16,449,147
7.88%, 3/15/19		33,251	35,639,752
5.75%, 1/20/20		46,145	46,721,813
4.88%, 3/17/20		12,500	12,358,750
5.38%, 1/27/21		46,661	45,634,458
8.38%, 5/23/21		30,898	33,292,595
4.38%, 5/20/23		7,780	6,797,386
8.75%, 5/23/26		2,500	2,696,875
6.25%, 12/14/26	GBP	6,248	7,159,533
5.38%, 10/01/29		1,310	1,327,081
6.63%, 1/16/34		1,725	1,843,497

			232,063,147
British Virgin Islands — 0.1%
Bluestar Finance Holdings Ltd.:
3.13%, 9/30/19	USD	9,400	9,396,155
3.50%, 9/30/21		9,400	9,255,447

			18,651,602
China — 0.1%
CNOOC Finance 2012 Ltd., 5.00%, 5/02/42		4,065	4,282,408
Huarong Finance II Co. Ltd.:
3.63%, 11/22/21		6,250	6,182,344
4.88%, 11/22/26		1,168	1,168,891
Jinan West City Investment & Development Group Co. Ltd., 3.13%, 10/11/21		6,900	6,616,196
Tewoo Group Finance No. 2 Ltd., 4.50%, 12/16/19		6,800	6,715,272

			24,965,111

Foreign Agency Obligations		Par (000)	Value
France — 0.0%
Areva SA, 4.88%, 9/23/24	EUR	7,750	$8,402,808
Hong Kong — 0.0%
China Great Wall International Holdings III Ltd., 2.63%, 10/27/21	USD	6,250	5,994,406
India — 0.1%
Bharat Petroleum Corp. Ltd., 4.63%, 10/25/22		560	585,749
Greenko Investment Co., 4.88%, 8/16/23		7,632	7,184,627
NTPC Ltd., 5.63%, 7/14/21		5,040	5,492,385
Oil India Ltd., 5.38%, 4/17/24		5,000	5,326,830
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 7/27/26		4,608	4,382,747

			22,972,338
Indonesia — 0.2%
Pelabuhan Indonesia II PT, 5.38%, 5/05/45		3,715	3,301,706
Pertamina Persero PT:
5.63%, 5/20/43		23,933	22,020,251
6.45%, 5/30/44		21,398	21,662,287

			46,984,244
Mexico — 0.2%
Petroleos Mexicanos:
4.63%, 9/21/23 (a)		3,956	3,848,397
6.50%, 3/13/27 (a)		45,846	47,290,149

			51,138,546
Mongolia — 0.1%
Development Bank of Mongolia LLC, 5.75%, 3/21/17		8,241	8,034,942
Trade & Development Bank of Mongolia LLC, 9.38%, 5/19/20		9,590	9,166,774

			17,201,716
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (a)		8,312	8,613,310
Russia — 0.0%
Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (a)		3,480	3,580,816
Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 6/27/19		596	582,828
United Arab Emirates — 0.0%
Abu Dhabi National Energy Co. PJSC:
3.63%, 1/12/23		14,000	13,930,000
4.38%, 6/22/26		2,083	2,093,665
DP World Crescent Ltd., 3.91%, 5/31/23		686	684,118

			16,707,783
Total Foreign Agency Obligations — 1.9%			508,677,073

Foreign Government Obligations
Argentina — 1.5%
Argentina Bogar Bonds, 2.00%, 2/04/18 (b)	ARS	12,120	740,133
Argentina Bonar Bonds, 21.83%, 3/28/17 (b)		600,850	37,839,910
Argentine Bonos del Tesoro:
22.75%, 3/05/18		350,000	23,964,898
18.20%, 10/03/21		154,594	10,375,763
16.00%, 10/17/23		77,297	4,837,152
15.50%, 10/17/26		61,838	3,766,077

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	45

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Foreign Government Obligations		Par (000)	Value
Argentina (continued)
Republic of Argentina:
21.20%, 9/19/18	ARS	700,000	$47,510,713
9.00%, 11/29/18	USD	27,629	31,248,460
6.25%, 4/22/19 (a)		132,848	141,815,240
6.88%, 4/22/21		4,604	4,903,260
3.88%, 1/15/22	EUR	30,080	30,302,280
7.50%, 4/22/26	USD	13,350	14,017,500
7.82%, 12/31/33	EUR	12,532	12,829,498
7.82%, 12/31/33		14,180	14,325,467
7.63%, 4/22/46 (a)	USD	9,497	9,497,000
Republic of Argentina Inflation Linked Bonds, 5.83%, 12/31/33 (b)	ARS	10,517	5,741,145

			393,714,496
Brazil — 0.2%
Brazil Notas do Tesouro Nacional Inflation Linked Bonds, Series B, 6.00%, 5/15/21	BRL	54,120	49,361,413
Federative Republic of Brazil:
2.88%, 4/01/21	EUR	9,100	9,758,758
5.00%, 1/27/45	USD	6,250	5,070,000

			64,190,171
China — 0.0%
People’s Republic of China, 3.30%, 7/04/23	CNH	38,000	5,248,392
Germany — 0.2%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	47,178	55,785,343
Greece — 0.2%
Hellenic Republic:
4.75%, 4/17/19		5,170	5,133,755
3.00%, 2/24/23 (c)		3,008	2,580,027
3.00%, 2/24/24 (c)		6,728	5,637,317
3.00%, 2/24/25 (c)		3,008	2,479,864
3.00%, 2/24/26 (c)		3,008	2,457,185
3.00%, 2/24/27 (c)		3,008	2,412,420
3.00%, 2/24/28 (c)		3,008	2,314,992
3.00%, 2/24/29 (c)		3,008	2,259,414
3.00%, 2/24/30 (c)		3,008	2,213,328
3.00%, 2/24/31 (c)		3,008	2,178,884
3.00%, 2/24/32 (c)		3,008	2,140,096
3.00%, 2/24/33 (c)		3,008	2,097,955
3.00%, 2/24/34 (c)		3,008	2,059,734
3.00%, 2/24/35 (c)		3,008	2,030,466
3.00%, 2/24/36 (c)		3,008	2,006,511
3.00%, 2/24/37 (c)		3,008	1,978,821
3.00%, 2/24/38 (c)		3,008	1,968,068
3.00%, 2/24/39 (c)		3,008	1,975,680
3.00%, 2/24/40 (c)		3,008	1,964,364
3.00%, 2/24/41 (c)		3,008	1,970,215
3.00%, 2/24/42 (c)		3,008	1,973,976

			51,833,072
India — 0.7%
Republic of India:
7.16%, 5/20/23	INR	4,210,000	63,612,126
7.68%, 12/15/23		5,500,000	85,696,921
8.20%, 9/24/25		2,000,000	32,090,762

			181,399,809
Indonesia — 0.7%
Republic of Indonesia:
8.25%, 7/15/21	IDR	489,707,000	37,239,178
3.70%, 1/08/22	USD	5,950	5,963,370
7.00%, 5/15/22	IDR	1,516,709,000	109,164,884
3.38%, 7/30/25	EUR	10,700	11,533,243
4.35%, 1/08/27	USD	9,750	9,770,689

Foreign Government Obligations		Par (000)	Value
Indonesia (continued)
5.25%, 1/08/47	USD	9,750	$9,721,939

			183,393,303
Italy — 1.2%
Buoni Poliennali Del Tesoro, 1.25%, 12/01/26	EUR	15,536	15,521,265
Buoni Poliennali Del Tesoro Inflation Linked Bonds:
2.25%, 4/22/17		37,454	39,834,195
2.15%, 11/12/17		21,618	23,331,426
2.35%, 9/15/19		143,064	163,484,919
2.10%, 9/15/21		78,252	91,487,532

			333,659,337
Japan — 2.0%
Government of Japan (10 Year), 0.10%, 9/20/26	JPY	5,860,000	50,429,342
Government of Japan (2 Year), 0.10%, 9/15/17		56,643,500	486,007,288

			536,436,630
Mexico — 0.2%
United Mexican States:
4.75%, 6/14/18		9,568	44,819,752
5.75%, 10/12/10	USD	7,036	6,490,710
United Mexican States Inflation Linked Bonds, 3.50%, 12/14/17	MXN	592	16,293,971

			67,604,433
Mongolia — 0.1%
Mongolian People’s Republic:
7.50%, 6/30/18	CNH	20,000	2,635,606
5.13%, 12/05/22	USD	19,047	16,238,025

			18,873,631
New Zealand — 0.1%
New Zealand Government Bonds:
3.00%, 9/20/30	NZD	20,941	16,582,647
2.50%, 9/20/35		18,524	13,302,167

			29,884,814
Portugal — 0.0%
Republic of Portugal, 5.13%, 10/15/24	USD	5,765	5,577,637
Slovenia — 0.1%
Republic of Slovenia, 4.13%, 2/18/19		14,870	15,430,004
Sri Lanka — 0.2%
Republic of Sri Lanka:
6.00%, 1/14/19		1,887	1,940,038
6.25%, 10/04/20		8,422	8,632,617
6.25%, 7/27/21		2,566	2,603,987
5.75%, 1/18/22		6,300	6,204,026
6.13%, 6/03/25		9,000	8,467,173
6.85%, 11/03/25		13,000	12,766,416
6.83%, 7/18/26		14,193	13,960,093

			54,574,350
Turkey — 0.5%
Republic of Turkey:
6.75%, 4/03/18		45,264	47,235,247
7.00%, 3/11/19		36,105	38,361,563
7.50%, 11/07/19		26,575	28,900,313
5.63%, 3/30/21		13,005	13,335,327

			127,832,450

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Foreign Government Obligations		Par (000)	Value
United Kingdom — 0.4%
United Kingdom Gilt, 3.50%, 1/22/45	GBP	66,976	$111,794,714
Total Foreign Government Obligations — 8.3%			2,237,232,586

Investment Companies		Shares
Financial Select Sector SPDR Fund		4,535,500	105,450,375
iShares iBoxx $ High Yield Corporate Bond ETF (n)		5,304,206	459,079,029
iShares J.P. Morgan USD Emerging Markets Bond ETF (n)		1,106,180	121,923,160
iShares Short Maturity Bond ETF (n)		996,000	49,979,280
SPDR Bloomberg Barclays High Yield Bond ETF		5,073,156	184,916,536
Vanguard REIT ETF		305,284	25,195,089
Total Investment Companies — 3.5%			946,543,469

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 3.5%
Cayman Islands — 0.3%
LSTAR Securities Investment Trust:
Series 2015-10, Class A1, 2.77%, 11/01/20 (a)(b)	USD	5,393	5,352,362
Series 2015-10, Class A2, 4.27%, 11/01/20 (a)(b)		2,810	2,788,925
Series 2016-2, Class A, 2.53%, 3/01/21 (a)(b)		43,252	42,512,029
Series 2016-5, Class A1, 3.97%, 11/01/21 (a)(b)		34,434	34,051,329

			84,704,645
Ireland — 0.1%
Bluestep Mortgage Securities No.2 Ltd., Series 2, Class AB, 1.43%, 11/10/55 (b)	SEK	34,091	3,741,900
Magellan Mortgages No. 4 PLC, Series 4, Class A, 0.00%, 7/20/59 (b)	EUR	8,184	7,143,332

			10,885,232
Italy — 0.0%
Berica 8 Residential MBS Srl, Series 8, Class A, 0.00%, 3/31/48 (b)		1,574	1,645,203
United Kingdom — 0.6%
Auburn Securities 5 PLC, Series 5, Class A2, 0.58%, 12/01/41 (b)	GBP	4,048	4,831,953
Eurosail PLC:
Series 2006-2X, Class A2C, 0.53%, 12/15/44 (b)		14,832	17,781,150
Series 2006-4X, Class A3A, 0.00%, 12/10/44 (b)	EUR	2,000	2,064,436
Series 2006-4X, Class A3C, 0.54%, 12/10/44 (b)	GBP	1,593	1,911,895
Eurosail-UK PLC:
Series 2007-4X, Class A3, 1.33%, 6/13/45 (b)		2,105	2,492,280
Series 2007-4X, Class A4, 1.33%, 6/13/45 (b)		3,925	4,388,862
Finsbury Square PLC:
Series 2016-1, Class B, 3.25%, 2/16/58 (b)		4,585	5,695,667
Series 2016-1, Class X, 5.40%, 2/16/58 (b)		1,173	1,446,355
Series 2016-2, Class B, 2.26%, 8/16/58 (b)		2,890	3,568,452
Series 2016-2, Class C, 2.76%, 8/16/58 (b)		3,448	4,265,381
Series 2016-2, Class X, 4.96%, 8/16/58 (b)		3,872	4,771,607

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United Kingdom (continued)
Gemgarto PLC:
Series 2015-1, Class X1, 3.88%, 2/16/47 (b)	GBP	1,265	$1,524,140
Series 2015-2, Class B, 2.75%, 2/16/54 (b)		1,560	1,923,112
Series 2015-2, Class X1, 5.40%, 2/16/54 (b)		79	97,433
Gosforth Funding PLC, Series 2014-1, Class A2, 0.99%, 10/19/56 (b)		2,190	2,710,512
Great Hall Mortgages No. 1 PLC, Series 2007-2X, Class BA, 0.67%, 6/18/39 (b)		17,570	17,467,704
Hawksmoor Mortgages PLC, Series 2016-1, Class B, 1.99%, 5/25/53 (b)		11,696	14,195,035
Leek Finance Number Nineteen PLC, Series 19X, Class DC, 3.34%, 12/21/38 (b)	EUR	2,200	2,317,665
Ludgate Funding PLC:
Series 2007-1, Class BB, 0.01%, 1/01/61 (b)		3,523	2,958,520
Series 2007-1, Class MB, 0.00%, 1/01/61 (b)		2,935	2,584,067
Paragon Mortgages No. 10 PLC, Series 10X, Class B1B, 0.24%, 6/15/41 (b)		232	208,722
Paragon Mortgages No. 11 PLC, Series 11X, Class BB, 0.17%, 10/15/41 (b)		940	847,056
Paragon Mortgages No. 12 PLC, Series 12X, Class B1B, 0.17%, 11/15/38 (b)		1,090	970,009
Paragon Mortgages No. 13 PLC:
Series 13X, Class A2C, 1.06%, 1/15/39 (b)	USD	4,068	3,736,190
Series 13X, Class B1B, 0.07%, 1/15/39 (b)	EUR	2,655	2,326,860
Paragon Mortgages No. 14 PLC, Series 14X, Class BB, 0.04%, 9/15/39 (b)		6,666	5,088,188
Paragon Mortgages No. 23 PLC, Series 23, Class C, 2.60%, 1/15/43 (b)	GBP	4,450	5,408,227
RMAC Securities No. 1 PLC, Series 2007-NS1X, Class M1C, 0.00%, 6/12/44 (b)	EUR	4,024	3,599,393
Trinity Square PLC, Series 2015-1X, Class B, 1.80%, 7/15/51 (b)	GBP	875	1,047,776
Warwick Finance Residential Mortgages No. 1 PLC:
Series 1, Class A, 1.36%, 9/21/49 (b)		12,218	15,019,544
Series 1, Class B, 1.58%, 9/21/49 (b)		26,155	30,964,955

			168,213,146
United States — 2.5%
Ajax Mortgage Loan Trust:
Series 2015-C, Class A, 3.88%, 3/25/57 (a)(c)	USD	8,415	8,224,129
Series 2016-A, Class A, 4.25%, 8/25/64 (a)(c)		14,808	14,812,797
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, 1.48%, 10/25/46 (b)		5,298	4,202,060
Series 2006-4, Class 1A12, 0.97%, 10/25/46 (b)		11,811	7,834,983
Series 2006-5, Class A1, 1.49%, 11/25/46 (b)		14,919	7,720,292
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 7/25/46 (a)(c)		8,707	8,653,651
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (a)(c)		3,800	3,822,492

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	47

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
APS Resecuritization Trust:
Series 2016-3, Class 3A, 1.57%, 9/27/46 (a)(b)	USD	27,599	$27,599,429
Series 2016-3, Class 4A, 1.99%, 4/27/47 (a)(b)		8,085	8,085,432
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 12/01/33 (a)(b)		5,590	5,579,519
BCAP LLC Trust, Series 2010-RR11, Class 4A1, 2.85%, 3/27/47 (a)(b)		7,629	7,280,498
Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, 1.08%, 11/25/36 (b)		5,688	4,778,467
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.02%, 9/25/47 (b)		16,238	11,362,900
Bear Stearns Asset-Backed Securities I Trust:
Series 2005-AC9, Class A5, 6.25%, 12/25/35 (c)		5,593	4,879,746
Series 2006-AC1, Class 1A2, 6.25%, 2/25/36 (c)		6,732	5,112,479
Bear Stearns Mortgage Funding Trust:
Series 2007-AR2, Class A1, 0.76%, 3/25/37 (b)		321	263,352
Series 2007-AR3, Class 1A1, 0.73%, 3/25/37 (b)		4,188	3,451,848
Series 2007-AR4, Class 2A1, 0.80%, 6/25/37 (b)		3,436	2,826,123
COLT LLC, Series 2015-1, Class A1V, 3.59%, 12/26/45 (a)(b)		6,465	6,415,649
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.88%, 1/25/36 (b)		5,143	4,402,330
Series 2006-15CB, Class A1, 6.50%, 6/25/36		1,225	879,836
Series 2006-23CB, Class 2A5, 1.16%, 8/25/36 (b)		13,127	4,281,580
Series 2006-34, Class A3, 1.28%, 11/25/46 (b)		9,229	4,324,239
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37		5,286	4,157,841
Series 2006-J7, Class 2A1, 2.20%, 11/20/36 (b)		9,640	5,695,232
Series 2006-OA11, Class A4, 0.77%, 9/25/46 (b)		7,939	6,019,900
Series 2006-OA14, Class 1A1, 2.30%, 11/25/46 (b)		25,819	20,974,830
Series 2006-OA21, Class A1, 0.93%, 3/20/47 (b)		8,508	5,862,276
Series 2006-OA6, Class 1A2, 0.97%, 7/25/46 (b)		14,042	11,730,220
Series 2007-25, Class 1A3, 6.50%, 11/25/37		38,144	29,512,306
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37		8,024	5,776,245
Series 2007-OA2, Class 1A1, 1.38%, 3/25/47 (b)		24,069	14,808,343
Series 2007-OA3, Class 1A1, 0.90%, 4/25/47 (b)		7,542	6,194,374
Series 2007-OA7, Class A1B, 0.90%, 5/25/47 (b)		7,796	6,556,401
Series 2007-OH3, Class A1A, 0.87%, 9/25/47 (b)		8,064	6,706,494
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-22, Class 2A1, 3.16%, 11/25/35 (b)		3,524	2,889,453

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Series 2006-OA4, Class A1, 1.53%, 4/25/46 (b)	USD	39,045	$18,746,835
Credit Suisse Commercial Mortgage Trust:
Series 2014-4R, Class 16A3, 0.73%, 2/27/36 (a)(b)		3,750	3,049,268
Series 2014-9R, Class 3A1, 2.66%, 11/27/37 (a)(b)		13,022	12,249,552
Series 2014-9R, Class 6A1, 0.68%, 3/27/36 (a)(b)		6,886	6,563,602
Series 2014-9R, Class 9A1, 1.28%, 8/27/36 (a)(b)		6,246	4,826,186
Credit Suisse Mortgage Capital Certificates:
Series 2011-5R, Class 2A1, 3.14%, 8/27/46 (a)(b)		4,990	4,891,702
Series 2011-5R, Class 3A1, 3.37%, 9/27/47 (a)(b)		1,027	1,002,710
Series 2013-5R, Class 1A6, 0.78%, 2/27/36 (a)(b)		3,673	2,938,000
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		15,204	15,122,760
Series 2015-4R, Class 1A2, 0.68%, 11/27/36 (a)(b)		2,334	1,983,646
Series 2015-4R, Class 1A4, 0.68%, 10/27/36 (a)(b)		6,805	2,882,176
Series 2015-6R, Class 5A1, 0.71%, 3/27/36 (a)(b)		5,885	5,520,850
Series 2015-6R, Class 5A2, 0.71%, 3/27/36 (a)(b)		11,966	5,829,283
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (a)		14,281	14,281,202
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 1A1B, 0.89%, 8/25/47 (b)		4,507	3,847,317
Deutsche ALT-A Securities, Inc., Series 2007-RS1, Class A2, 1.26%, 1/27/37 (a)(b)		2,802	5,501,663
Deutsche Alt-B Securities Mortgage Loan Trust:
Series 2006-AB3, Class A3, 6.51%, 7/25/36 (b)		2,702	2,227,530
Series 2006-AB3, Class A8, 6.36%, 7/25/36 (b)		1,718	1,416,514
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.54%, 3/25/36 (b)		3,626	3,015,723
GSMPS Mortgage Loan Trust:
Series 2005-RP1, Class 1AF, 0.94%, 1/25/35 (a)(b)		6,032	5,197,735
Series 2005-RP2, Class 1AF, 0.94%, 3/25/35 (a)(b)		7,449	6,586,582
Series 2006-RP1, Class 1AF1, 0.94%, 1/25/36 (a)(b)		5,569	4,650,878
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.35%, 1/25/35 (b)		1,642	1,655,395
Impac CMB Trust, Series 2005-7, Class A1, 1.28%, 11/25/35 (b)		4,842	3,936,357
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX2, Class A1A, 0.92%, 4/25/37 (b)		10,036	8,545,757
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 2A1, 3.18%, 5/25/37 (b)		2,851	2,368,272

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
JPMorgan Madison Avenue Securities Trust, Series 2014-1, Class M2, 4.83%, 11/25/24 (a)(b)	USD	6,235	$6,190,850
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1, 3.18%, 7/25/35 (b)		112	112,156
JPMorgan Resecuritization Trust, Series 2015-3, Class 1A7, 0.65%, 6/26/37 (a)(b)		5,752	5,360,072
LSTAR Securities Investment Ltd., Series 2016-3, Class A, 2.53%, 9/01/21 (a)(b)		45,648	45,091,186
LSTAR Securities Investment Trust, Series 2015-3, Class A, 2.62%, 3/01/20 (a)(b)		22,546	22,489,955
MASTR Resecuritization Trust, Series 2008-3, Class A1, 0.97%, 8/25/37 (a)(b)		4,551	3,101,773
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.27%, 6/26/47 (a)(b)		4,355	3,971,505
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 0.96%, 4/16/36 (a)(b)		34,615	28,658,419
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A4, 6.63%, 5/25/36 (c)		2,120	931,651
Nomura Resecuritization Trust:
Series 2014-1R, Class 2A1, 0.70%, 2/25/37 (a)(b)		17,457	16,884,255
Series 2014-3R, Class 3A9, 1.05%, 11/26/35 (a)(b)		5,276	4,735,868
RALI Trust:
Series 2007-QH1, Class A1, 0.92%, 2/25/37 (b)		5,465	4,487,407
Series 2007-QH6, Class A1, 0.95%, 7/25/37 (b)		8,984	7,684,819
Series 2007-QH9, Class A1, 1.85%, 11/25/37 (b)		1,666	1,141,637
RBSSP Resecuritization Trust:
Series 2013-2, Class 1A2, 0.73%, 12/26/36 (a)(b)		3,241	3,025,969
Series 2013-4, Class 1A1, 1.95%, 12/26/37 (a)(b)		12,491	12,040,555
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, 0.93%, 6/25/35 (a)(b)		4,042	3,576,412
Series 2005-R3, Class AF, 0.98%, 9/25/35 (a)(b)		6,294	5,426,839
Stanwich Mortgage Loan Co. LLC, Series 2016-NPL2, Class NOTE, 3.72%, 8/16/46 (a)(c)		9,594	9,546,194
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-11, Class 1A1, 3.14%, 5/25/35 (b)		2,040	1,679,328
Series 2007-2, Class 3A3, 3.01%, 4/25/37 (b)		2,567	2,153,707
Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M3, 5.08%, 2/25/24 (b)		3,250	3,544,293
Structured Asset Mortgage Investments II Trust:
Series 2006-AR2, Class A1, 0.82%, 2/25/36 (b)		4,437	3,438,979
Series 2006-AR4, Class 3A1, 0.78%, 6/25/36 (b)		4,744	3,767,794
Series 2006-AR5, Class 2A1, 0.80%, 5/25/46 (b)		2,640	1,979,602
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (a)		5,304	4,608,834

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
WaMu Mortgage Pass-Through Certificates Trust:
Series 2007-OA1, Class 2A, 1.29%, 12/25/46 (b)	USD	13,195	$9,304,852
Series 2007-OA5, Class 1A, 1.29%, 6/25/47 (b)		6,917	6,075,783
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 5/25/36 (c)		8,794	6,488,895
Wedgewood Real Estate Trust, Series 2016-1, Class A1, 3.45%, 7/15/46 (a)(b)		58	58,224

			660,073,054
Commercial Mortgage-Backed Securities — 5.3%
Cayman Islands — 0.1%
Resource Capital Corp. Ltd., Series 2014, Class CR2, 3.05%, 4/15/34 (a)(b)		3,930	3,795,847
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		167	166,322
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		15,270	14,773,725

			18,735,894
Ireland — 0.1%
Taurus DEU DAC:
Series 2016-DE2, Class C, 2.85%, 1/03/27 (b)	EUR	3,106	3,297,146
Series 2016-DE2, Class D, 3.75%, 1/03/27 (b)		3,395	3,609,454
Taurus DEU Ltd., Series 2015-DE2, Class D, 2.10%, 2/01/20 (b)		3,080	3,219,608
Taurus Ltd., Series 2015-DE2, Class E, 3.40%, 2/01/26 (b)		7,915	8,299,419

			18,425,627
Italy — 0.0%
Fondi Immobili Pubblici Funding SRL, Series 1, Class A2, 0.79%, 1/10/23 (b)		7,412	7,619,934
United Kingdom — 0.2%
Canary Wharf Finance II PLC:
Series II, Class C2, 1.78%, 10/22/37 (b)	GBP	2,100	1,849,447
Series II, Class D2, 2.50%, 10/22/37 (b)		14,689	13,081,102
Deco 12-UK 4 PLC, Series 2007-C4X, Class B, 0.67%, 1/27/20 (b)		4,153	5,098,522
DECO 12-UK 4 plc, Series 2007-C4X, Class C, 0.83%, 1/27/20 (b)		1,009	1,235,358
Logistics UK PLC, Series 2015-1X, Class E, 3.80%, 8/20/18 (b)		22,075	26,928,869
Nemus II Arden PLC, Series 2006-2, Class C, 0.80%, 2/15/20 (b)		478	515,016
Taurus PLC, Series 2013-GMF1, Class D, 2.44%, 5/21/24 (b)	EUR	2,278	2,419,157

			51,127,471
United States — 4.9%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 8/10/35 (a)	USD	7,620	7,979,988
Aventura Mall Trust, Series 2013-AVM, Class E, 3.74%, 12/05/32 (a)(b)		7,678	7,773,127
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		4,700	4,693,499

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	49

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2007-3, Class AJ, 5.55%, 6/10/49 (b)	USD	17,310	$17,539,981
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		29,004	29,539,234
Series 2008-1, Class A4, 6.24%, 2/10/51 (b)		1,028	1,054,477
Series 2015-UBS7, Class D, 3.17%, 9/15/48		265	200,405
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSMZ, Class M, 6.39%, 9/15/18 (a)(b)		19,320	19,030,200
Series 2013-DSNY, Class E, 3.30%, 9/15/26 (a)(b)		100	99,828
Series 2013-DSNY, Class F, 4.20%, 9/15/26 (a)(b)		6,933	6,904,306
Series 2014-FL1, Class D, 4.70%, 12/15/31 (a)(b)		13,775	13,101,867
Series 2015-200P, Class F, 3.60%, 4/14/33 (a)(b)		6,281	5,720,836
Series 2016-ISQ, Class E, 3.61%, 8/14/34 (a)(b)		18,000	15,339,600
Banc of America Re-REMIC Trust:
Series 2009-UB1, Class A4B, 5.80%, 6/24/50 (a)(b)		3,300	3,342,240
Series 2010-UB4, Class A4B, 5.11%, 12/20/41 (a)(b)		201	199,206
Barclays Commercial Mortgage Trust, Series 2015-SLP, Class D, 3.90%, 2/15/28 (a)(b)		6,040	5,930,219
Bayview Commercial Asset Trust:
Series 2005-2A, Class A1, 1.07%, 8/25/35 (a)(b)		6,922	6,038,423
Series 2006-1A, Class A2, 1.12%, 4/25/36 (a)(b)		1,713	1,487,781
Series 2006-3A, Class A2, 1.06%, 10/25/36 (a)(b)		2,786	2,306,424
Series 2007-2A, Class A1, 1.03%, 7/25/37 (a)(b)		6,168	5,286,990
Series 2007-4A, Class A1, 1.21%, 9/25/37 (a)(b)		26,247	21,969,759
Series 2007-5A, Class A3, 1.76%, 10/25/37 (a)(b)		1,782	1,663,598
Series 2008-4, Class A3, 3.51%, 7/25/38 (a)(b)		4,819	4,952,775
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36 (a)(b)		2,313	2,242,633
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW17, Class AMFL, 1.37%, 6/11/50 (a)(b)		2,430	2,390,982
Series 2007-PW18, Class AM, 6.08%, 6/11/50 (b)		919	948,308
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.13%, 7/05/33 (a)(b)		12,265	12,276,511
BWAY Mortgage Trust:
Series 2013-1515, Class D, 3.63%, 3/10/25 (a)		9,570	9,295,804
Series 2013-1515, Class F, 3.93%, 3/10/33 (a)(b)		19,708	18,426,960
Series 2015-1740, Class E, 3.82%, 1/10/35 (a)(b)		9,438	8,680,207
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 4/10/29 (a)(b)		1,830	1,795,020
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		5,691	5,725,246

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
CDGJ Commercial Mortgage Trust:
Series 2014-BXCH, Class A, 1.94%, 12/15/27 (a)(b)	USD	933	$936,134
Series 2014-BXCH, Class EPA, 4.79%, 11/15/19 (a)(b)		12,134	12,182,314
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class D, 3.05%, 1/10/48 (a)(b)		4,130	2,787,516
Series 2016-C4, Class A4, 3.28%, 5/10/58		2,580	2,555,993
Series 2016-C4, Class C, 4.88%, 5/10/58 (b)		7,780	7,687,472
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 3.79%, 4/10/28 (a)(b)		7,163	6,847,287
CG-CCRE Commercial Mortgage Trust:
Series 14-FL1, Class D, 3.45%, 6/15/31 (a)(b)		6,856	6,807,013
Series 14-FL1, Class E, 5.35%, 6/15/31 (a)(b)		4,370	4,362,288
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class CFL, 4.20%, 2/15/33 (a)(b)		12,219	12,306,184
Series 2016-RNDB, Class DFL, 5.45%, 2/15/33 (a)(b)		7,910	7,952,596
Citigroup Commercial Mortgage Trust:
Series 16-SMPL, 3.52%, 9/08/31 (a)		920	889,304
Series 16-SMPL, 4.51%, 9/08/31 (a)		1,780	1,729,286
Series 2013-375P, Class D, 3.52%, 5/10/35 (a)(b)		720	705,059
Series 2013-375P, Class E, 3.52%, 5/10/35 (a)(b)		4,641	4,370,937
Series 2014-GC21, Class D, 4.84%, 5/10/47 (a)(b)		1,665	1,360,613
Series 2015-GC27, Class C, 4.43%, 1/10/25 (b)		11,520	10,715,380
Series 2015-P1, Class D, 3.23%, 9/15/48 (a)		950	724,490
Series 2015-SSHP, Class D, 3.75%, 9/15/27 (a)(b)		3,425	3,362,034
Series 2016-C1, Class C, 4.95%, 5/10/49 (b)		4,100	4,077,432
Series 2016-GC37, Class C, 4.92%, 2/10/26 (b)		2,110	2,055,592
Citigroup/Deutsche Bank Mortgage Trust:
Series 2007-CD5, Class AJ, 6.12%, 11/15/44 (b)		14,295	14,654,118
Series 2007-CD5, Class AJA, 6.12%, 11/15/44 (b)		9,515	9,769,843
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJ, 5.65%, 12/10/49 (b)		2,550	2,595,133
Series 2007-C9, Class AJFL, 1.35%, 12/10/49 (a)(b)		32,300	31,516,993
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		7,865	8,037,933
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,340	2,347,476
Series 2013-300P, Class A1, 4.35%, 8/10/30 (a)		2,670	2,889,380
Series 2013-300P, Class D, 4.39%, 8/10/30 (a)(b)		750	770,343
Series 2013-CR11, Class D, 5.17%, 10/10/46 (a)(b)		5,680	5,356,891

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)	USD	845	$857,683
Series 2014-277P, Class A, 3.61%, 8/10/49 (a)(b)		9,580	9,925,992
Series 2014-FL4, Class D, 3.13%, 7/13/31 (a)(b)		1,905	1,869,616
Series 2014-FL5, Class HFL1, 3.95%, 7/15/16 (a)(b)		6,988	6,755,201
Series 2014-PAT, Class D, 2.83%, 8/13/27 (a)(b)		1,447	1,436,093
Series 2014-PAT, Class E, 3.83%, 8/15/27 (a)(b)		2,500	2,481,181
Series 2014-PAT, Class F, 3.12%, 8/15/27 (a)(b)		15,170	14,688,670
Series 2014-PAT, Class G, 2.27%, 8/15/27 (a)(b)		11,827	10,655,950
Series 2014-TWC, Class B, 2.36%, 2/13/17 (a)(b)		9,430	9,429,999
Series 2014-TWC, Class E, 3.93%, 2/13/32 (a)(b)		28,385	28,221,809
Series 2015-3BP, Class F, 3.24%, 2/10/25 (a)(b)		3,810	3,279,168
Series 2015-CR23, Class CMD, 3.68%, 5/10/48 (a)(b)		2,250	2,100,378
Series 2015-CR23, Class CME, 3.68%, 5/10/48 (a)(b)		7,850	7,009,695
Series 2015-CR23, Class D, 4.26%, 5/10/48 (b)		12,730	9,367,928
Series 2015-CR25, Class C, 4.55%, 8/10/48 (b)		500	490,424
Series 2015-CR25, Class D, 3.80%, 8/10/48 (b)		5,185	3,907,411
Series 2015-LC19, Class D, 2.87%, 2/10/48 (a)		10,326	7,854,866
Series 2015-LC21, Class C, 4.31%, 7/10/48 (b)		4,860	4,332,179
Series 2016-667M, Class D, 3.18%, 10/10/36 (a)(b)		1,840	1,642,719
Core Industrial Trust:
Series 2015-CALW, Class G, 3.85%, 2/10/34 (a)(b)		29,865	28,148,360
Series 2015-TEXW, Class D, 3.85%, 2/10/34 (a)(b)		4,140	4,157,788
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, 2.10%, 11/15/33 (a)(b)		14,820	14,894,288
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.09%, 11/12/43 (a)(b)		3,847	3,888,799
Credit Suisse Commercial Mortgage Trust:
Series 2007-C2, Class AMFL, 0.94%, 1/15/49 (b)		6,675	6,659,230
Series 2007-C4, Class A1AM, 5.93%, 9/15/39 (b)		16,115	16,397,061
Series 2007-C4, Class AM, 5.93%, 9/15/39 (b)		11,580	11,795,908
Series 2014-2R, Class 28A1, 3.00%, 6/29/37 (a)(b)		6,009	5,592,925
Series 2014-TIKI, Class E, 3.85%, 9/15/38 (a)(b)		3,260	3,144,718
Series 2015-DEAL, Class A, 2.02%, 4/15/29 (a)(b)		13,460	13,477,143
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2004-C4, Class F, 5.23%, 10/15/39 (a)(b)		1,792	1,867,820
Series 2005-C2, Class AMFX, 4.88%, 4/15/37		1,135	1,104,269
Series 2005-C3, Class B, 4.88%, 7/15/37		1,606	1,604,725

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Credit Suisse Mortgage Capital Certificates:
Series 2010-UD1, Class B, 5.78%, 12/16/49 (a)(b)	USD	2,700	$2,715,608
Series 2014-TIKI, Class F, 4.53%, 9/15/38 (a)(b)		5,940	5,722,541
Series 2015-DEAL, Class D, 3.80%, 4/15/29 (a)(b)		5,600	5,570,512
Series 2016-MFF, Class A, 2.14%, 11/15/33 (a)(b)		2,070	2,073,062
Series 2016-NXSR, Class A4, 3.73%, 12/15/49		5,080	5,223,822
Credit Suisse Mortgage Capital OA LLC, Series 2014-USA, Class E, 4.37%, 9/15/25 (a)		3,700	3,092,436
CSAIL Commercial Mortgage Trust:
Series 2015-C1, Class C, 4.30%, 4/17/50 (b)		3,226	3,241,479
Series 2015-C1, Class D, 3.80%, 4/17/50 (a)(b)		1,733	1,416,102
Series 2015-C3, Class C, 4.36%, 8/15/48 (b)		3,050	2,968,547
Series 2015-C3, Class D, 3.36%, 8/15/48 (b)		887	657,722
Series 2016-C6, Class C, 4.91%, 1/15/49 (b)		4,370	4,388,986
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.49%, 9/10/49 (a)(b)		13,074	10,009,977
Deutsche Bank Re-REMIC Trust, Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		453	453,044
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 9/10/35 (a)(b)		5,266	5,418,430
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class AFL1, 2.00%, 12/15/34 (a)(b)		7,266	7,277,076
Series 2015-NRF, Class DFX, 3.38%, 12/15/34 (a)(b)		3,586	3,566,026
Series 2015-NRF, Class EFX, 3.38%, 12/15/34 (a)(b)		3,755	3,650,495
Series 2015-NRF, Class FFX, 3.38%, 12/15/34 (a)(b)		4,090	3,868,320
Series 2015-NRF, Class GFX, 3.38%, 12/15/19 (a)(b)		56,861	51,944,423
GP Portfolio Trust, Series 2014-GPP, Class E, 4.55%, 2/15/27 (a)(b)		14,390	13,898,130
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 6/10/28 (a)(b)		26,992	26,483,322
Great Wolf Trust:
Series 2015-WFMZ, Class M, 7.69%, 5/15/32 (a)(b)		7,925	7,827,007
Series 2015-WOLF, Class D, 4.04%, 5/15/34 (a)(b)		6,234	6,249,399
Series 2015-WOLF, Class F, 5.54%, 5/15/34 (a)(b)		2,600	2,529,030
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class H, 5.71%, 5/03/32 (a)		790	901,611
Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		7,090	6,698,295
GS Mortgage Securities Trust:
Series 2014-GC22, Class D, 4.65%, 6/10/47 (a)(b)		4,799	3,832,927
Series 2015-GC32, Class D, 3.35%, 7/10/48		2,597	1,933,036
Series 2015-GS1, Class C, 4.42%, 11/10/48 (b)		3,840	3,844,044

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	51

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2016-GS3, Class A4, 2.85%, 10/10/49	USD	4,680	$4,547,271
Series 2016-RENT, Class C, 4.07%, 2/10/29 (a)(b)		2,500	2,518,318
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (a)(b)		28,927	28,970,168
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38 (a)		2,260	2,177,411
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class C, 4.56%, 9/15/47 (b)		5,165	5,071,758
Series 2014-C22, Class D, 4.56%, 9/15/47 (a)(b)		4,245	3,713,347
Series 2014-C23, Class D, 3.96%, 9/15/24 (a)(b)		3,901	3,125,719
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-FL4, Class C, 2.90%, 12/15/30 (a)(b)		10,910	10,797,720
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2002-CIB4, Class C, 6.45%, 5/12/34 (a)(b)		2,526	2,543,684
Series 2006-CB15, Class AM, 5.86%, 6/12/43 (b)		2,676	2,681,122
Series 2008-C2, Class A4FL, 2.16%, 2/12/51 (b)		7,737	7,400,032
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		249	251,089
Series 2014-CBM, Class E, 4.55%, 10/15/19 (a)(b)		2,015	1,984,980
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		4,945	5,057,770
Series 2014-DSTY, Class D, 3.80%, 6/10/27 (a)(b)		11,720	11,277,564
Series 2014-DSTY, Class E, 3.80%, 6/10/27 (a)(b)		8,255	7,635,768
Series 2014-FL6, Class A, 2.10%, 11/15/31 (a)(b)		15,108	15,090,181
Series 2014-FL6, Class BAT1, 4.70%, 11/15/31 (a)(b)		5,120	5,030,400
Series 2014-FL6, Class BAT2, 5.95%, 11/15/31 (a)(b)		773	758,981
Series 2014-FL6, Class DFW1, 4.20%, 11/15/31 (a)(b)		10,330	10,149,225
Series 2014-FL6, Class DFW2, 4.95%, 11/15/31 (a)(b)		5,640	5,414,400
Series 2014-FL6, Class VINE, 5.50%, 11/15/31 (a)(b)		2,490	2,458,875
Series 2014-PHH, Class B, 2.30%, 8/15/27 (a)(b)		5,860	5,863,155
Series 2015-FL7, Class DAL1, 4.20%, 5/15/28 (a)(b)		6,900	6,727,500
Series 2015-FL7, Class DAL2, 4.85%, 5/15/28 (a)(b)		5,600	5,359,845
Series 2015-JP1, Class D, 4.24%, 1/15/49 (b)		7,843	6,718,257
Series 2015-SGP, Class A, 2.40%, 7/15/36 (a)(b)		3,290	3,314,759
Series 2015-UES, Class E, 3.62%, 9/05/32 (a)(b)		17,360	16,801,232
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)		5,555	5,657,734
Series 2016-NINE, Class A, 2.85%, 10/06/38 (a)(b)		9,740	9,438,999
Series 2016-WPT, Class A, 2.15%, 10/15/33 (a)(b)		6,570	6,589,171

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
JPMorgan Commercial Mortgage-Backed Securities Trust, Series 2009-RR1, Class A4B, 5.72%, 11/18/17 (a)(b)	USD	860	$864,259
Ladder Capital Commercial Mortgage Trust, Series 2014-909, Class E, 3.90%, 5/15/31 (a)(b)		6,730	6,545,136
LB-UBS Commercial Mortgage Trust:
Series 2005-C7, Class D, 5.35%, 11/15/40 (b)		1,166	1,172,528
Series 2007-C1, Class AJ, 5.48%, 2/15/40		208	208,182
Series 2007-C6, Class AMFL, 6.11%, 7/15/40 (a)		9,592	9,719,497
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 1.01%, 3/25/37 (a)(b)		7,091	6,319,874
Lone Star Portfolio Trust:
Series 2015-LSP, Class A1A2, 2.50%, 9/15/28 (a)(b)		6,191	6,236,286
Series 2015-LSP, Class D, 4.70%, 9/15/28 (a)(b)		2,995	3,022,167
Series 2015-LSP, Class E, 6.30%, 9/15/28 (a)(b)		15,972	16,106,593
Madison Avenue Trust, Series 2013-650M, Class E, 4.03%, 10/12/32 (a)(b)		11,095	10,777,525
Merrill Lynch Mortgage Trust:
Series 2007-C1, Class A1A, 6.49%, 6/12/50 (b)		6,838	6,901,328
Series 2008-C1, Class AJ, 6.26%, 2/12/51 (b)		2,305	2,353,065
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.73%, 6/12/50 (b)		4,133	4,159,325
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class D, 4.89%, 11/15/46 (a)(b)		410	387,142
Series 2015-C20, Class D, 3.07%, 2/15/48 (a)		772	552,225
Series 2015-C23, Class D, 4.14%, 7/15/50 (a)(b)		1,669	1,347,022
Series 2015-C25, Class D, 3.07%, 10/15/48		2,500	1,750,034
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		6,580	4,539,008
Morgan Stanley Capital I Trust:
Series 2005-IQ9, Class AJ, 4.77%, 7/15/56		826	823,217
Series 2007-HQ11, Class AMFL, 0.86%, 2/12/44 (b)		3,565	3,560,306
Series 2007-HQ12, Class AM, 5.78%, 4/12/49 (b)		3,872	3,871,247
Series 2007-HQ12, Class AMFL, 1.11%, 4/12/49 (b)		8,220	8,168,504
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,915	2,912,461
Series 2007-IQ15, Class AM, 5.90%, 6/11/49 (b)		9,206	9,333,011
Series 2014-150E, Class F, 4.30%, 9/09/32 (a)(b)		6,850	5,659,758
Series 2014-CPT, Class F, 3.45%, 7/13/29 (a)(b)		12,287	11,893,377
Series 2014-CPT, Class G, 3.45%, 7/13/29 (a)(b)		6,825	6,525,451
Series 2015-MS1, Class C, 4.03%, 5/15/48 (b)		1,863	1,752,956
Series 2015-XLF2, Class AFSB, 3.45%, 8/15/26 (a)(b)		2,900	2,900,000

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Morgan Stanley Re-REMIC Trust:
Series 2009-GG10, Class A4A, 5.79%, 8/12/45 (a)(b)	USD	651	$652,572
Series 2010-GG10, Class A4B, 5.79%, 8/15/45 (a)(b)		5,219	5,238,170
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		1,400	1,392,009
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class D, 4.29%, 10/15/30 (a)(b)		828	755,408
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class F, 4.86%, 2/11/36 (a)(b)		2,457	2,494,584
RAIT Trust, Series 2014-FL3, Class C, 4.10%, 12/17/31 (a)(b)		2,449	2,447,187
Velocity Commercial Capital Loan Trust:
Series 2014-1, Class M1, 4.94%, 9/25/44 (a)(b)		6,821	7,059,735
Series 2015-1, Class AFL, 3.02%, 6/25/45 (a)(b)		15,032	15,051,591
Series 2016-2, Class AFL, 2.33%, 10/25/46 (b)		9,610	9,612,572
Series 2016-2, Class M1, 3.66%, 10/25/46 (b)		1,094	1,071,617
Series 2016-2, Class M2, 4.46%, 10/25/46 (b)		589	575,700
Series 2016-2, Class M3, 5.50%, 10/25/46 (b)		1,030	1,005,311
Series 2016-2, Class M4, 7.23%, 10/25/46 (b)		1,110	1,080,352
VNDO Mortgage Trust, Series 2013-PENN, Class E, 3.95%, 12/13/29 (a)(b)		4,115	3,981,357
VNDO Trust, Series 2016-350P, Class E, 3.93%, 1/10/35 (a)(b)		6,860	6,002,403
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		15,803	15,782,521
Series 2007-C32, Class AMFL, 0.93%, 6/15/49 (a)(b)		8,951	8,641,199
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)		860	867,984
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class F, 3.55%, 4/16/35 (a)(b)		18,291	14,892,247
Series 2014-TISH, Class SCH2, 4.04%, 1/15/27 (a)(b)		6,248	6,060,897
Series 2015-C27, Class C, 3.89%, 2/15/48		9,129	7,967,165
Series 2015-C27, Class D, 3.77%, 2/15/48 (a)		2,283	1,621,064
Series 2015-C31, Class D, 3.85%, 11/15/48		1,530	1,112,807
Series 2015-NXS3, Class D, 3.15%, 9/15/57 (a)		2,320	1,503,939
Series 2015-NXS4, Class C, 4.60%, 12/15/48 (b)		4,035	3,966,265
Series 2015-NXS4, Class D, 3.60%, 12/15/48 (b)		4,200	3,389,549
Series 2015-P2, Class D, 3.24%, 12/15/48 (a)		1,687	1,144,648
Series 2016-C34, Class C, 5.03%, 6/15/49 (b)		7,820	7,747,241
Series 2016-NXS5, Class D, 4.88%, 1/15/59 (b)		1,000	881,269

			1,332,272,155

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Collateralized Mortgage Obligations — 0.0%
United States — 0.0%
Reperforming Loan REMIC Trust, Series 2005-R3, Class AS, 5.31%, 9/25/35 (a)(b)	USD	5,355	$677,076
Interest Only Commercial Mortgage-Backed Securities — 0.7%
United States — 0.7%
American Homes 4 Rent, Series 2015-SFR1, Class XS, 0.00%, 4/17/45 (a)(b)(e)		23,771	2
B2R Mortgage Trust, Series 2015-2, Class XA, 2.15%, 11/15/48 (a)(b)		61,110	3,632,396
Banc of America Commercial Mortgage Trust:
Series 2015-UBS7, Class XA, 0.92%, 9/15/48 (b)		18,407	1,055,870
Series 2016-UB10, Class XA, 2.01%, 6/15/49 (b)		45,371	5,446,971
Barclays Commercial Mortgage Trust:
Series 2015-SRCH, Class XA, 0.96%, 8/10/35 (a)(b)		73,430	5,450,709
Series 2015-SRCH, Class XB, 0.19%, 8/10/35 (a)(b)		42,790	807,875
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class X, 1.39%, 4/10/29 (a)(b)		84,430	4,419,383
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.77%, 5/10/58 (b)		33,645	3,901,237
Series 2016-C4, Class XB, 0.73%, 5/10/58 (b)		18,700	1,070,575
Citigroup Commercial Mortgage Trust:
Series 2013-SMP, Class XB, 0.35%, 1/12/30 (a)(b)		36,921	98,420
Series 2014-GC19, Class XA, 1.24%, 3/10/47 (b)		48,121	2,890,864
Series 2014-GC21, Class XA, 1.28%, 5/10/47 (b)		40,436	2,733,457
Series 2014-GC23, Class XA, 1.11%, 7/10/47 (b)		175,692	10,409,882
Series 2014-GC25, Class XE, 1.23%, 10/10/47 (a)(b)		8,520	619,167
Series 2015-P1, Class XA, 0.80%, 9/15/48 (b)		49,995	2,528,676
Series 2016-P3, Class XA, 1.72%, 4/15/49 (b)		29,666	3,271,641
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.47%, 3/10/46 (b)		39,718	1,525,088
Series 2014-LC15, Class XA, 1.36%, 4/10/47 (b)		30,192	1,779,377
Series 2014-TWC, Class XCP, 1.43%, 2/13/32 (a)(b)		240,975	425,875
Series 2015-CR23, Class XA, 1.00%, 5/10/48 (b)		184,843	9,901,101
Series 2015-CR25, Class XA, 0.96%, 8/10/48 (b)		80,692	4,846,706
Series 2015-LC21, Class XA, 0.87%, 7/10/48 (b)		20,122	900,848
Series 2016-DC2, Class XA, 1.08%, 2/10/26 (b)		75,971	5,243,219
Commercial Mortgage Trust, Series 2015-LC19, Class XA, 1.22%, 2/10/48 (b)		7,174	528,162
Core Industrial Trust:
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		57,480	2,020,181

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	53

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)	USD	39,860	$2,519,734
Credit Suisse Commercial Mortgage Trust, Series 2014-USA, Class X2, 0.04%, 9/17/37 (a)(b)		598,765	4,311,108
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPA, Class XA, 0.26%, 11/15/37 (a)(b)		76,810	1,743,598
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.82%, 1/15/49 (b)		26,047	2,997,691
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		437,165	1,818,039
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.16%, 4/10/47 (b)		5,856	329,516
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 0.00%, 7/25/47 (b)		47,809	2,724,587
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class XA, 1.09%, 8/15/47 (b)		32,369	1,936,829
Series 2014-C22, Class XA, 0.95%, 9/15/47 (b)		22,832	1,179,809
Series 2014-C24, Class XA, 1.07%, 11/15/47 (b)		57,504	2,880,659
Series 2014-C26, Class XA, 1.17%, 1/15/48 (b)		8,130	452,083
Series 2015-C27, Class XD, 0.50%, 2/15/48 (a)(b)		31,775	1,035,865
Series 2015-C28, Class XA, 1.20%, 10/15/48 (b)		32,815	1,968,559
Series 2015-C33, Class XA, 1.04%, 12/15/48 (b)		64,940	4,229,880
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (a)(b)		14,670	802,449
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-C20, Class XA, 1.14%, 7/15/47 (b)		17,893	850,596
Series 2016-JP3, Class XC, 0.75%, 8/15/49 (a)(b)		37,589	1,695,264
Series 2016-JP4, Class XA, 0.83%, 12/15/49 (b)		10,000	508,313
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.14%, 11/15/46 (b)		48,006	2,608,723
Series 2014-C19, Class XA, 1.15%, 12/15/47 (b)		38,674	2,148,544
Series 2014-C19, Class XD, 1.19%, 12/15/47 (a)(b)		51,913	4,130,634
Series 2014-C19, Class XF, 1.19%, 12/15/47 (a)(b)		13,486	844,264
Series 2015-C20, Class XA, 1.40%, 2/15/48 (b)		11,593	875,310
Series 2015-C21, Class XB, 0.31%, 3/15/48 (a)(b)		15,696	383,180
Series 2015-C22, Class XA, 1.17%, 4/15/48 (b)		241,030	15,636,362
Series 2015-C25, Class XA, 1.15%, 10/15/48 (b)		71,010	5,015,286
Series 2015-C26, Class XA, 1.12%, 10/15/48 (b)		38,245	2,648,506

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2015-C26, Class XD, 1.35%, 10/15/48 (a)(b)	USD	18,660	$1,852,005
Series 2016-C28, Class XA, 1.29%, 1/15/49 (b)		12,157	1,000,259
Series 2016-C29, Class XA, 1.66%, 5/15/49 (b)		22,102	2,340,028
Series 2016-C29, Class XB, 0.96%, 5/15/49 (b)		29,800	2,212,862
Series 2016-C31, Class XA, 1.47%, 11/15/49 (b)		7,963	773,575
Series 2016-C32, Class XA, 0.78%, 12/15/49 (b)		20,394	1,130,643
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 0.99%, 2/15/48 (b)		69,057	4,022,189
Series 2015-NXS1, Class XA, 1.19%, 5/15/48 (b)		36,407	2,395,022
Series 2015-NXS1, Class XB, 0.36%, 5/15/48 (b)		13,786	469,817
Series 2015-NXS3, Class XA, 1.18%, 9/15/57 (b)		46,208	2,895,061
Series 2016-BNK1, Class XB, 1.34%, 8/15/49 (b)		19,200	2,030,592
Series 2016-BNK1, Class XD, 1.27%, 8/15/49 (a)(b)		9,764	897,507
Series 2016-C33, 1.81%, 3/17/59 (b)		55,652	6,237,991
Series 2016-LC25, Class XA, 1.10%, 12/15/59 (b)		37,300	2,554,710
WF-RBS Commercial Mortgage Trust:
Series 2012-C9, Class XA, 2.10%, 11/15/45 (a)(b)		36,035	2,755,633
Series 2014-C20, Class XA, 1.17%, 5/15/47 (b)		17,735	978,842
Series 2014-C22, Class XA, 0.93%, 9/15/57 (b)		53,139	2,583,999
Series 2014-C23, Class XA, 0.69%, 10/14/57 (b)		73,595	2,591,309

			183,505,114
Total Non-Agency Mortgage-Backed Securities — 9.5%			2,537,884,551

Preferred Securities
Capital Trusts
Australia — 0.0%
AusNet Services Holdings Property Ltd., 5.75%, 3/17/76 (b)		6,173	6,528,330
BHP Billiton Finance Ltd., 4.75% (b)(k)	EUR	600	683,383
Origin Energy Finance Ltd.:
4.00%, 9/16/74 (b)		920	959,875
7.88%, 6/16/71 (b)		400	448,043

			8,619,631
Austria — 0.0%
Erste Group Bank AG, 8.88% (b)(k)		2,200	2,489,526
Belgium — 0.0%
Solvay Finance SA, 5.12% (b)(k)		1,331	1,499,975

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Preferred Securities		Par (000)	Value
China — 0.1%
Chalieco Hong Kong Corp. Ltd., 5.70% (b)(k)	USD	6,274	$6,370,055
CITIC Ltd., 8.63% (b)(k)		3,000	3,299,544
Huarong Finance II Co. Ltd., 2.88% (b)(k)		8,450	7,919,881

			17,589,480
Denmark — 0.0%
Danske Bank A/S, 5.75% (b)(k)	EUR	800	874,359
France — 0.2%
BNP Paribas SA:
6.13% (b)(k)		567	625,381
6.75% (a)(b)(k)	USD	10,120	9,980,850
6.75% (b)(k)		6,200	6,128,514
7.20% (b)(k)		400	436,000
7.38% (a)(b)(k)		522	525,233
Credit Agricole SA, 6.50% (b)(k)	EUR	1,800	1,957,130
Orange SA:
4.00% (b)(k)		2,795	3,104,222
5.75% (b)(k)	GBP	600	769,983
Société Générale SA:
7.38% (b)(k)		20,805	20,744,665
7.38% (a)(b)(k)	USD	1,600	1,597,312
8.88% (b)(k)	GBP	400	521,308
TOTAL SA, 3.88% (b)(k)	EUR	1,476	1,639,171

			48,029,769
Germany — 0.0%
HSH Nordbank AG, 7.25% (k)	USD	13,867	3,303,119
LANXESS AG, 4.50%, 12/06/76 (b)	EUR	750	819,420

			4,122,539
Hong Kong — 0.1%
Bank of East Asia Ltd., 5.50% (b)(k)	USD	6,641	6,359,767
Industrial & Commercial Bank of China Asia Ltd., 4.25% (b)(k)		8,500	8,169,129
Li & Fung Ltd., 5.25% (k)		2,699	2,341,671
Noble Group Ltd., 6.00% (b)(k)		7,765	4,193,100

			21,063,667
Ireland — 0.0%
Bank of Ireland, 7.38% (b)(k)	EUR	5,873	6,292,279
Italy — 0.1%
Enel SpA:
5.00%, 1/15/75 (b)		1,200	1,337,207
6.50%, 1/10/74 (b)		1,307	1,480,978
7.75%, 9/10/75 (b)	GBP	320	431,268
Intesa Sanpaolo SpA:
7.00% (b)(k)	EUR	7,737	8,036,469
7.70% (a)(b)(k)	USD	8,013	7,522,204
8.05% (b)(k)	EUR	200	222,636
UniCredit SpA, 9.25% (b)(k)		11,166	12,435,519

			31,466,281
Japan — 0.0%
Dai-ichi Life Insurance Co. Ltd., 4.00% (b)(k)	USD	9,450	8,835,750
Nippon Life Insurance Co., 5.10%, 10/16/44 (b)		4,690	4,836,563

			13,672,313
Luxembourg — 0.0%
SES SA:
4.63% (b)(k)	EUR	5,930	6,323,386
5.63% (b)(k)		3,125	3,367,341

			9,690,727

Preferred Securities		Par (000)	Value
Mexico — 0.1%
Banco Nacional de Comercio Exterior SNC, 3.80%, 8/11/26 (a)(b)	USD	21,438	$20,071,327
Netherlands — 0.1%
ABN AMRO Bank NV, 5.75% (b)(k)	EUR	5,900	6,334,870
Cooperatieve Rabobank UA, 6.63% (b)(k)		3,600	4,050,532
ING Groep NV, 6.88% (b)(k)	USD	3,225	3,243,202
Koninklijke KPN NV, 6.13% (b)(k)	EUR	1,048	1,180,889

			14,809,493
Norway — 0.1%
DNB Bank ASA, 6.50% (b)(k)	USD	17,400	17,739,300
Philippines — 0.0%
Royal Capital BV, 4.88% (b)(k)		1,849	1,708,585
South Korea — 0.0%
Woori Bank, 4.50% (b)(k)		10,700	10,269,464
Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA:
6.75% (b)(k)	EUR	3,800	3,808,960
7.00% (b)(k)		1,000	1,009,537
8.88% (b)(k)		10,600	11,996,105
9.00% (b)(k)	USD	3,000	3,122,988
Banco Popular Espanol SA:
8.25% (b)(k)	EUR	7,200	6,672,267
11.50% (b)(k)		7,600	8,010,809
Banco Santander SA, 6.25% (b)(k)		12,500	12,302,891
Gas Natural Fenosa Finance BV:
3.38% (b)(k)		4,800	4,720,167
4.13% (b)(k)		1,100	1,175,288
Repsol International Finance BV, 4.50%, 3/25/75 (b)		9,736	9,650,321
Telefonica Europe BV:
3.75% (b)(k)		1,500	1,543,454
4.20% (b)(k)		2,500	2,684,135
5.88% (b)(k)		600	663,172
6.50% (b)(k)		1,700	1,905,400
6.75% (b)(k)	GBP	800	1,025,363
7.63% (b)(k)	EUR	700	840,018

			71,130,875
Sweden — 0.0%
Swedbank AB, 6.00% (b)(k)	USD	12,600	12,672,954
Switzerland — 0.1%
Credit Suisse Group AG:
6.25% (b)(k)		5,000	4,866,000
6.25% (a)(b)(k)		3,270	3,182,364
7.50% (b)(k)		1,600	1,674,000
UBS Group AG:
5.75% (b)(k)	EUR	1,489	1,647,715
7.00% (b)(k)	USD	2,245	2,355,634

			13,725,713
United Kingdom — 0.1%
Barclays PLC:
6.50% (b)(k)	EUR	3,100	3,162,980
7.88% (b)(k)	USD	4,450	4,505,625
7.88% (b)(k)	GBP	2,580	3,168,431
8.00% (b)(k)	EUR	2,600	2,886,444

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	55

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Preferred Securities		Par (000)	Value
United Kingdom (continued)
HBOS Capital Funding LP, 6.85% (k)	USD	3,196	$3,223,805
HSBC Holdings PLC:
6.00% (b)(k)	EUR	4,640	5,049,403
6.88% (b)(k)	USD	8,175	8,624,625
Royal Bank of Scotland Group PLC, 8.63% (b)(k)		2,100	2,142,000
Standard Chartered PLC, 7.50% (b)(k)		980	981,499

			33,744,812
United States — 0.1%
Bank of New York Mellon Corp., 4.63% (b)(k)		3,765	3,453,710
NBCUniversal Enterprise, Inc., 5.25% (a)(k)		4,900	5,145,000
Southern Co., 5.50%, 3/15/57 (b)		14,980	15,145,559

			23,744,269
Total Capital Trusts — 1.4%			385,027,338

Preferred Stocks		Shares
Luxembourg — 0.0%
Concrete Investment II SCA, 0.00%, 8/27/44 (e)		24,318	2,739,032
Novartex Holding Luxembourg SCA, 0.00% (e)(k)		94	—
Total Preferred Stocks — 0.0%			2,739,032

Trust Preferreds
United States — 0.2%
GMAC Capital Trust I, 6.69%, 2/15/40 (b)		1,632,000	41,452,800
Total Trust Preferreds — 0.2%			41,452,800
Total Preferred Securities — 1.6%			429,219,170

Taxable Municipal Bonds		Par (000)
Arizona Health Facilities Authority RB, 1.38%, 1/01/37 (b)	USD	10,600	9,144,938
Bay Area Toll Authority RB, 6.92%, 4/01/40		12,435	16,787,374
Brooklyn Arena Local Development Corp. RB, 5.00%, 7/15/42		14,425	15,583,327
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 6/01/47		12,760	11,196,007
California Health Facilities Financing Authority RB, 5.00%, 8/15/33		3,535	4,115,730
California Pollution Control Financing Authority RB, 5.00%, 11/21/45 (a)		6,910	7,009,504
California State Public Works Board RB, 8.36%, 10/01/34		7,255	10,438,567
California Statewide Communities Development Authority RB:
5.00%, 12/01/25 (a)		3,000	3,228,930
5.00%, 12/01/26 (a)		3,000	3,200,670
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 7/01/51		2,060	2,213,079
City of Detroit, MI Sewage Disposal System RB, AGM, Series D, 1.17%, 7/01/32 (b)		5,685	4,944,642
City of Houston, TX Airport System Revenue RB, 5.00%, 7/01/24		3,520	3,921,914
City of Portland, OR Sewer System Revenue RB, 5.00%, 6/15/23		8,930	10,474,086

Taxable Municipal Bonds		Par (000)	Value
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37	USD	6,400	$6,432,960
Clark County School District GO:
5.00%, 6/15/23		12,055	14,018,036
5.00%, 6/15/24		12,860	15,144,708
5.00%, 6/15/26		9,685	11,480,115
5.00%, 6/15/27		13,965	16,441,553
5.00%, 6/15/28		5,855	6,865,573
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		5,460	5,870,210
Commonwealth Financing Authority RB, 4.14%, 6/01/38		9,050	8,702,842
Commonwealth of Massachusetts GO:
5.00%, 7/01/26		5,155	6,278,171
5.00%, 7/01/28		5,155	6,392,767
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35 (e)(l)		42,685	28,759,019
Contra Costa Community College District GO, 6.50%, 8/01/34		3,205	4,140,443
County of Clark, NV RB, 5.00%, 7/01/28		13,400	16,355,906
County of Mecklenburg, NC GO, 5.00%, 12/01/25		3,060	3,744,614
County of Miami-Dade, FL Aviation Revenue RB, 2.50%, 10/01/24		7,250	6,909,395
County of Miami-Dade, FL GO:
5.00%, 7/01/29		2,630	3,077,547
5.00%, 7/01/32		2,630	3,038,571
5.00%, 7/01/34		3,000	3,428,910
5.00%, 7/01/35		3,090	3,518,212
County of Suffolk, NY GO, 5.00%, 5/01/28		5,000	5,634,050
County of Wake, NC GO, 5.00%, 3/01/25		4,610	5,594,097
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		10,840	11,577,012
Series A, 5.00%, 11/01/43		14,740	15,744,973
District of Columbia RB:
5.00%, 7/15/34		3,280	3,685,506
5.00%, 7/15/35		3,280	3,671,960
Golden State Tobacco Securitization Corp. RB:
5.13%, 6/01/47		12,660	11,157,131
5.75%, 6/01/47		2,500	2,395,775
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		2,550	2,526,413
Great Lakes Water Authority Water Supply System Revenue RB, 5.25%, 7/01/33		5,000	5,633,250
Health & Educational Facilities Authority of the State of Missouri RB, 5.00%, 11/15/29		2,685	3,024,169
Horry County School District, SC GO:
5.00%, 3/01/22		4,200	4,841,508
5.00%, 3/01/24		4,930	5,872,715
5.00%, 3/01/25		2,825	3,405,707
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		4,505	6,285,646
Maryland Economic Development Corp. RB, 5.00%, 3/31/41		3,325	3,574,375
Maryland Health & Higher Educational Facilities Authority RB, 5.25%, 7/01/27		4,105	4,671,203
Massachusetts Clean Water Trust RB:
5.00%, 2/01/25		4,725	5,715,880
5.00%, 2/01/27		4,460	5,432,325
5.00%, 2/01/28		4,035	4,891,953
Massachusetts Educational Financing Authority RB, 5.00%, 1/01/22		11,085	12,129,318
Metropolitan Transportation Authority RB, 6.69%, 11/15/40		4,830	6,369,128

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Taxable Municipal Bonds		Par (000)	Value
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB:
7.46%, 10/01/46	USD	4,495	$6,292,281
5.00%, 10/01/53		3,400	3,536,340
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		5,095	5,439,677
Michigan Finance Authority RB, 5.00%, 6/01/39		4,160	4,499,539
New Jersey Economic Development Authority RB, 5.00%, 6/15/38		5,000	5,661,500
New Jersey Educational Facilities Authority RB, 5.00%, 7/01/22		5,265	6,136,515
New Jersey Transportation Trust Fund Authority RB:
5.00%, 6/15/27		4,600	4,980,834
0.00%, 12/15/27 (j)		7,725	4,941,683
5.00%, 6/15/29		3,670	3,927,304
0.00%, 12/15/31 (j)		7,725	3,912,481
New Jersey Transportation Trust Fund Authority RB AMBAC:
0.00%, 12/15/35 (j)		7,725	3,045,736
0.00%, 12/15/36 (j)		7,725	2,899,811
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
2.28%, 5/01/26		8,820	8,057,511
5.00%, 8/01/31		5,255	6,187,132
New York City Water & Sewer System RB, 5.75%, 6/15/41		5,525	7,085,591
New York State Dormitory Authority RB:
5.00%, 3/15/20		2,420	2,682,013
5.00%, 2/15/25		2,630	3,152,949
5.00%, 3/15/26		8,955	10,904,324
5.00%, 2/15/27		5,260	6,344,875
5.00%, 2/15/28		5,260	6,315,103
5.00%, 2/15/31		5,360	6,338,790
5.00%, 3/15/32		4,330	5,057,830
New York State Urban Development Corp. RB:
5.00%, 3/15/24		7,725	9,227,358
5.00%, 3/15/25		10,025	12,088,747
5.00%, 3/15/27		4,910	5,881,738
5.00%, 3/15/28		4,775	5,694,044
New York Transportation Development Corp. RB:
5.00%, 7/01/41		5,945	6,170,851
5.00%, 7/01/46		13,705	14,210,577
5.25%, 1/01/50		17,520	18,359,033
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		11,590	15,554,244
Pennsylvania Economic Development Financing Authority RB:
5.00%, 12/31/22		3,000	3,328,950
5.00%, 12/31/38		3,440	3,598,859
Port Authority of New York & New Jersey RB:
4.46%, 10/01/62		10,250	10,284,133
4.81%, 10/15/65		5,135	5,490,701
Port of Morrow, OR RB, 2.99%, 9/01/36		1,820	1,645,244
Public Power Generation Agency RB, 5.00%, 1/01/34		265	294,410
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		11,840	15,454,160
South Carolina Ports Authority RB, 5.00%, 7/01/45		4,000	4,291,880

Taxable Municipal Bonds		Par (000)	Value
South Carolina Public Service Authority RB, 2.39%, 12/01/23	USD	9,037	$8,757,395
State of California GO:
5.00%, 9/01/27		11,130	13,400,409
5.00%, 9/01/32		2,630	3,083,018
7.50%, 4/01/34		9,165	12,892,039
7.55%, 4/01/39		4,840	7,187,448
7.30%, 10/01/39		2,620	3,700,462
7.35%, 11/01/39		4,170	5,903,302
State of Georgia GO:
5.00%, 1/01/24		5,100	6,084,147
5.00%, 7/01/24		3,730	4,484,467
5.00%, 7/01/26		2,640	3,251,714
5.00%, 1/01/28		5,100	6,283,149
State of Maryland GO, 5.00%, 6/01/24		5,080	6,099,708
State of New Jersey GO:
5.00%, 6/01/31		5,000	5,571,950
5.00%, 6/01/32		3,000	3,327,930
State of Washington GO:
5.00%, 8/01/27		5,170	6,217,132
5.00%, 7/01/28		5,245	6,134,814
5.00%, 8/01/28		6,055	7,240,630
5.00%, 8/01/29		6,055	7,196,549
5.00%, 8/01/30		6,055	7,151,258
5.00%, 7/01/31		4,000	4,668,280
5.00%, 7/01/32		7,000	8,059,380
Sumter Landing Community Development District RB, 4.17%, 10/01/47		2,555	2,471,273
Texas Private Activity Bond Surface Transportation Corp. RB:
5.00%, 12/31/50		4,095	4,244,836
5.00%, 12/31/55		7,190	7,524,119
Tobacco Settlement Finance Authority RB, 7.47%, 6/01/47		10,110	9,048,753
Tobacco Settlement Financing Corp. RB:
5.00%, 6/01/41		5,100	4,436,898
6.71%, 6/01/46		10,350	8,185,815
University of Delaware RB, 5.87%, 11/01/40		7,500	9,289,950
University of Massachusetts Building Authority RB:
5.00%, 11/01/31		3,560	4,141,953
5.00%, 11/01/39		5,000	5,614,950
West Virginia Hospital Finance Authority RB:
5.00%, 6/01/19		2,840	3,054,164
5.00%, 6/01/20		3,065	3,366,504
5.00%, 6/01/21		3,050	3,416,366
5.00%, 6/01/22		3,335	3,795,730
5.00%, 6/01/23		2,765	3,177,897
5.00%, 6/01/24		2,955	3,432,498
Total Taxable Municipal Bonds — 3.2%			867,564,049

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	57

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.4%
Fannie Mae:
Series 2014-C02, Class 1M2, 3.18%, 5/25/24 (b)	USD	21,317	$20,988,231
Series 2014-C03, Class 1M2, 3.58%, 7/25/24 (b)		180	180,488
Series 2016-C04, Class 1M2, 4.84%, 1/25/29 (b)		15,330	15,894,598
Series 2016-C06, Class 1M2, 4.84%, 4/25/29 (b)		11,981	12,372,497
Series 2016-C07, Class 2M2, 4.89%, 4/25/29 (b)		890	915,231
Series 2016-C05, Class 2M2, 5.04%, 1/25/29 (b)		16,930	17,604,195
Series 2013-C01, Class M2, 5.83%, 10/25/23 (b)		6,000	6,604,891
Series 2016-C02, Class 1M2, 6.59%, 9/25/28 (b)		2,186	2,443,563
Freddie Mac:
Series 2014-DN2, Class M3, 4.18%, 4/25/24 (b)		6,000	6,214,856
Series 2016-DNA4, Class M3, 4.39%, 3/25/29 (b)		9,070	9,087,213
Series 2016-HQA3, Class M3, 4.44%, 3/25/29 (b)		9,920	9,919,987

			102,225,750
Interest Only Collateralized Mortgage Obligations — 0.1%
Ginnie Mae:
Series 2015-176, Class IO, 4.00%, 11/20/45		5,692	776,969
Series 2015-152, Class PI, 4.00%, 10/20/45		22,417	2,854,379
Series 2016-82, Class WI, 4.00%, 2/20/46		13,176	1,661,213
Series 2016-82, Class IM, 4.00%, 2/01/46		8,998	989,814
Series 2015-191, Class TI, 4.00%, 1/20/45		8,538	1,270,064
Series 2016-58, Class PI, 4.00%, 10/20/45		35,285	4,469,820
Series 2015-103, Class CI, 4.00%, 7/20/45		63,911	7,829,190

			19,851,449
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac:
Series K721, Class X1, 0.34%, 8/25/22 (b)		53,054	871,694
Series K045, Class X1, 0.46%, 1/25/25 (b)		39,676	1,215,852
Series K041, Class X1, 0.56%, 10/25/24 (b)		70,481	2,543,975
Series K049, Class X1, 0.61%, 7/25/25 (b)		36,803	1,540,776
Series K718, Class X1, 0.65%, 1/25/22 (b)		27,921	763,201
Series KC01, Class X1, 0.71%, 12/25/22 (b)		124,684	3,569,318
Series K044, Class X1, 0.75%, 1/25/25 (b)		42,216	2,056,884
Series KW01, Class X1, 0.98%, 1/25/26 (b)		72,107	4,853,842
Series K056, Class X1, 1.27%, 5/25/26 (b)		29,040	2,650,801
Series K055, Class X1, 1.37%, 3/25/26 (b)		77,913	7,656,555
Series K049, Class X3, 1.55%, 10/25/43 (b)		7,280	712,294

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Ginnie Mae:
Series 2009-80, Class IO, 0.80%, 9/16/51 (b)	USD	7,661	$462,905
Series 2014-52, Class AI, 0.83%, 8/16/41		30,772	766,538
Series 2012-120, Class IO, 0.84%, 2/16/53 (b)		16,889	901,198
Series 2016-158, Class IO, 0.93%, 6/16/58 (b)		20,416	1,595,199
Series 2016-152, Class IO, 0.99%, 8/15/58 (b)		34,428	2,829,889
Series 2014-40, Class AI, 1.00%, 2/16/39		44,247	1,092,465
Series 2016-87, Class IO, 1.01%, 8/16/58 (b)		29,205	2,293,530
Series 2014-172, Class IO, 1.04%, 1/16/49 (b)		74,562	4,467,629
Series 2016-110, Class IO, 1.05%, 5/16/58 (b)		19,244	1,556,027
Series 2016-119, Class IO, 1.13%, 10/16/52 (b)		29,989	2,533,739
Series 2016-125, Class IO, 1.15%, 12/16/57 (b)		29,853	2,488,449
Series 2014-112, Class IO, 1.19%, 1/16/48 (b)		57,031	3,406,063
Series 2016-113, Class IO, 1.19%, 2/16/58 (b)		49,260	4,518,808
Series 2013-191, Class IA, 1.23%, 7/16/42		7,449	52,961
Series 2013-145, Class SI, 5.54%, 4/16/40 (b)		22,631	2,161,517

			59,562,109
Mortgage-Backed Securities — 60.1%
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/26-1/01/32 (o)		98,290	98,521,865
2.69%, 4/01/25		3,470	3,425,434
3.00%, 1/01/32-1/01/47 (o)		3,788,716	3,766,802,156
3.50%, 5/01/23-1/01/47 (o)(p)		6,472,812	6,661,262,970
4.00%, 10/01/40-1/01/47 (o)		1,992,905	2,096,315,174
4.50%, 9/01/43-11/01/44		783	842,222
6.00%, 3/01/38		4	4,694
Freddie Mac Mortgage-Backed Securities:
3.00%, 5/01/45		5,035	5,007,254
3.50%, 7/01/23-1/01/47 (o)		593,063	610,851,657
4.00%, 10/01/41-1/01/47 (o)		2,452,994	2,576,654,030
Ginnie Mae Mortgage-Backed Securities:
4.00%, 1/15/47 (o)		150,745	160,087,060
4.50%, 8/20/38-4/20/46		181,758	194,340,398

			16,174,114,914
Total U.S. Government Sponsored Agency Securities — 60.8%			16,355,754,222

U.S. Treasury Obligations
U.S. Treasury Bonds, 2.88%, 11/15/46		116,447	112,425,969
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45		30,831	29,009,519
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19-7/15/26 (p)		4,129,912	4,161,932,393
0.25%, 1/15/25		62,031	61,006,010
0.38%, 7/15/25		32,870	32,691,193
0.63%, 1/15/26		188,682	190,336,499

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
1.75%, 11/30/21 (q)	USD	392,167	$389,240,744
2.13%, 11/30/23		32,246	32,031,854
2.00%, 11/15/26		632,760	608,808,576
U.S. Treasury Strips, 0.00%, 5/15/36 (j)(q)		69,895	38,935,499
Total U.S. Treasury Obligations — 21.1%			5,656,418,256
Total Long-Term Investments (Cost — $39,471,564,778) — 145.7%			39,184,709,156

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements — 8.7% (r)
Barclays Bank PLC, (2.00)%, Open (s) (Purchased on 9/16/16 to be repurchased at $4,276,585, collateralized by United Mexican States, 3.50% due at 1/21/21, par and fair value of USD 4,029,000 and $4,093,464, respectively)		4,301	4,300,957
Barclays Bank PLC, (2.00)%, Open (s) (Purchased on 9/19/16 to be repurchased at $4,256,792, collateralized by United Mexican States, 3.50% due at 1/21/21, par and fair value of USD 4,029,000 and $4,093,464, respectively)		4,281	4,280,813
Barclays Bank PLC, (1.60)%, Open (s) (Purchased on 11/25/16 to be repurchased at EUR 208,317, collateralized by Grupo Antolin Dutch BV, 5.13% due at 6/30/22, par and fair value of EUR 193,000 and $218,755, respectively)	EUR	209	219,598
Barclays Bank PLC, (1.60)%, Open (s) (Purchased on 11/25/16 to be repurchased at EUR 345,396, collateralized by Grupo Antolin Dutch BV, 5.13% due at 6/30/22, par and fair value of EUR 320,000 and $362,702, respectively)		346	364,100
Barclays Bank PLC, (0.85)%, Open (s) (Purchased on 11/30/16 to be repurchased at EUR 14,148,074, collateralized by Republic of France, 2.25% due at 10/25/22, par and fair value of EUR 12,400,000 and $14,826,953, respectively)		14,158	14,903,580
Barclays Bank PLC, (0.84)%, Open (s) (Purchased on 12/05/16 to be repurchased at EUR 6,474,218, collateralized by Republic of France, 2.25% due at 10/25/22, par and fair value of EUR 5,700,000 and $6,815,616, respectively)		6,478	6,819,088
Barclays Capital, Inc., (0.55)%, Open (s) (Purchased on 11/10/16 to be repurchased at $18,852,313, collateralized by BHP Billiton Finance USA Ltd., 3.85% due at 9/30/23, par and fair value of USD 17,328,000 and $18,338,898, respectively)	USD	18,866	18,865,860
Barclays Capital, Inc., 0.00%, 1/3/17 (Purchased on 12/30/16 to be repurchased at $566,570,025, collateralized by U.S. Treasury Notes, 1.38% due at 12/15/19, par and fair value of USD 567,990,000 and $566,636,480, respectively)		566,570	566,570,025

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (r)
Barclays Capital, Inc., 0.25%, Open (s) (Purchased on 12/15/16 to be repurchased at $3,382,563, collateralized by Seagate HDD Cayman, 4.75% due at 6/01/23, par and fair value of USD 3,425,000 and $3,395,031, respectively)	USD	3,382	$3,382,188
BNP Paribas Securities Corp., 0.16%, Open (s) (Purchased on 11/04/16 to be repurchased at GBP 23,370,936, collateralized by United Kingdom Gilt Inflation Linked Bond, 0.13% due at 3/22/46, par and fair value of GBP 13,689,000 and $28,235,368, respectively)	GBP	23,365	28,795,466
BNP Paribas Securities Corp., 0.17%, Open (s) (Purchased on 11/11/16 to be repurchased at GBP 1,958,994, collateralized by United Kingdom Gilt Inflation Linked Bond, 0.13% due at 3/22/46, par and fair value of GBP 1,187,000 and $2,448,344, respectively)		1,959	2,413,731
Citigroup Global Markets Limited, (3.00)%, Open (s) (Purchased on 11/25/16 to be repurchased at $1,838,734, collateralized by Bank of Communications Co. Ltd., 5.00% (k), par and fair value of USD 1,700,000 and $1,727,710, respectively)	USD	1,844	1,843,650
Citigroup Global Markets, Inc., (0.50)%, Open (s) (Purchased on 11/17/16 to be repurchased at $1,988,567, collateralized by Ally Financial, Inc., 5.13% due at 9/30/24, par and fair value of USD 1,970,000 and $2,004,475, respectively)		1,990	1,989,700
Citigroup Global Markets, Inc., (0.25)%, Open (s) (Purchased on 9/19/16 to be repurchased at $12,977,341, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 11,608,000 and $12,461,188, respectively)		12,986	12,986,450
Citigroup Global Markets, Inc., 0.11%, Open (s) (Purchased on 12/15/16 to be repurchased at $496,274,261, collateralized by U.S. Treasury Notes, 1.38% due at 12/15/19, par and fair value of USD 500,000,000 and $498,808,500, respectively)		496,250	496,250,000
Citigroup Global Markets, Inc., 0.30%, Open (s) (Purchased on 11/07/16 to be repurchased at $3,517,772, collateralized by Anadarko Petroleum Corp., 6.60% due at 3/15/46, par and fair value of USD 2,915,000 and $3,595,241, respectively)		3,516	3,516,219
Citigroup Global Markets, Inc., 0.35%, Open (s) (Purchased on 10/28/16 to be repurchased at $1,040,642, collateralized by LifePoint Health, Inc., 5.50% due at 12/01/21, par and fair value of USD 980,000 and $1,019,200, respectively)		1,040	1,040,025
Citigroup Global Markets, Inc., 0.35%, Open (s) (Purchased on 11/04/16 to be repurchased at $8,384,400, collateralized by Mylan NV, 5.25% due at 6/15/46, par and fair value of USD 8,000,000 and $7,378,344, respectively)		8,380	8,380,000

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	59

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (r)
Citigroup Global Markets, Inc., 0.35%, Open (s) (Purchased on 2/08/16 to be repurchased at $29,578,021, collateralized by Shell International Finance BV, 3.25% due at 5/11/25, par and fair value of USD 31,200,000 and $31,174,416, respectively)	USD	29,484	$29,484,000
Credit Suisse Securities (USA) LLC, 0.00%, Open (s) (Purchased on 12/15/16 to be repurchased at $17,693,895, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 16,122,000 and $17,306,967, respectively)		17,694	17,693,895
Credit Suisse Securities (USA) LLC, 0.00%, Open (s) (Purchased on 12/15/16 to be repurchased at $4,425,120, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 4,032,000 and $4,328,352, respectively)		4,425	4,425,120
Credit Suisse Securities (USA) LLC, 0.35%, Open (s) (Purchased on 11/15/16 to be repurchased at $2,941,862, collateralized by United Rentals North America, Inc., 5.88% due at 9/15/26, par and fair value of USD 2,890,000 and $2,973,088, respectively)		2,941	2,940,575
Deutsche Bank AG, (0.98)%, Open (s) (Purchased on 12/08/16 to be repurchased at EUR 11,890,116, collateralized by Republic of France, 2.25% due at 10/25/22, par and fair value of EUR 10,500,000 and $12,555,081, respectively)	EUR	11,897	12,522,994
Deutsche Bank AG, (0.70)%, 1/20/17 (Purchased on 12/05/16 to be repurchased at JPY 1,507,826,333, collateralized by Government of Japan (20 Year), 0.50% due at 9/20/36, par and fair value of JPY 1,500,000,000 and $12,654,032, respectively)	JPY	1,509,000	12,911,230
Deutsche Bank AG, (0.50)%, 1/20/17 (Purchased on 12/02/16 to be repurchased at JPY 1,506,641,563, collateralized by Government of Japan (20 Year), 0.50% due at 9/20/36, par and fair value of JPY 1,500,000,000 and $12,654,032, respectively)		1,507,500	12,898,396
Deutsche Bank AG, 0.19%, Open (s) (Purchased on 11/11/16 to be repurchased at GBP 35,107,032, collateralized by United Kingdom Gilt Inflation Linked Bond, 0.13% due at 3/22/46, par and fair value of GBP 21,300,000 and $43,934,060, respectively)	GBP	35,098	43,255,190
Deutsche Bank Securities, Inc., (3.50)%, 1/3/17 (Purchased on 12/30/16 to be repurchased at $177,098,017, collateralized by U.S. Treasury Notes, 1.00% due at 11/30/18, par and fair value of USD 177,576,400 and $177,007,623, respectively)	USD	177,132	177,132,459
Deutsche Bank Securities, Inc., 0.50%, 1/17/17 (Purchased on 12/15/16 to be repurchased at $39,108,251, collateralized by U.S. Treasury Strips, 0.00% due at 2/15/36, par and fair value of USD 67,399,000 and $40,113,526, respectively)		39,091	39,091,420

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (r)
HSBC Securities (USA), Inc., (3.40)%, Open (s) (Purchased on 12/14/16 to be repurchased at $248,350,618, collateralized by U.S. Treasury Notes, 1.00% due at 11/30/18, par and fair value of USD 250,000,000 and $249,199,250, respectively)	USD	248,750	$248,750,000
J.P. Morgan Securities PLC, (1.50)%, Open (s) (Purchased on 12/01/16 to be repurchased at EUR 14,079,223, collateralized by Republic of France, 2.25% due at 10/25/22, par and fair value of EUR 12,400,000 and $14,826,953, respectively)	EUR	14,095	14,837,239
J.P. Morgan Securities PLC, (1.20)%, Open (s) (Purchased on 12/12/16 to be repurchased at EUR 8,584,420, collateralized by Portugal Obrigacoes do Tesouro OT, 2.88% due at 7/21/26, par and fair value of EUR 8,260,000 and $8,089,840, respectively)		8,589	9,041,545
J.P. Morgan Securities PLC, (1.05)%, Open (s) (Purchased on 10/18/16 to be repurchased at EUR 452,946, collateralized by Syngenta Finance NV, 1.88% due at 11/02/21, par and fair value of EUR 400,000 and $447,936, respectively)		454	477,813
J.P. Morgan Securities PLC, (0.50)%, 2/03/17 (Purchased on 12/15/16 to be repurchased at $1,871,339, collateralized by Industrial & Commercial Bank of China Ltd., 6.00% (k), par and fair value of USD 1,700,000 and $1,782,146, respectively)	USD	1,872	1,872,483
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.30%, 1/17/17 (Purchased on 12/15/16 to be repurchased at $496,999,219, collateralized by U.S. Treasury Notes, 1.38% due at 12/15/19, par and fair value of USD 500,000,000 and $498,808,500, respectively)		496,875	496,875,000
RBC Capital Markets, LLC, 0.00%, Open (s) (Purchased on 10/28/16 to be repurchased at $10,705,925, collateralized by Rio Tinto Finance USA Ltd., 3.75% due at 6/15/25, par and fair value of USD 9,959,000 and $10,255,848, respectively)		10,706	10,705,925
RBC Capital Markets, LLC, 0.15%, Open (s) (Purchased on 11/10/16 to be repurchased at $14,496,918, collateralized by Caterpillar, Inc., 3.80% due at 8/15/42, par and fair value of USD 15,098,000 and $14,506,521, respectively)		14,494	14,494,080
RBC Capital Markets, LLC, 0.40%, Open (s) (Purchased on 12/19/16 to be repurchased at $10,635,418, collateralized by Caterpillar, Inc., 3.40% due at 5/15/24, par and fair value of USD 10,400,000 and $10,709,764, respectively)		10,634	10,634,000
RBC Capital Markets, LLC, 0.40%, Open (s) (Purchased on 12/21/16 to be repurchased at $11,847,566, collateralized by Praxair, Inc., 3.20% due at 1/30/26, par and fair value of USD 11,700,000 and $11,741,442, respectively)		11,846	11,846,250

			2,348,811,064

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Commercial Paper		Par (000)	Value
Nordea Bank AB:
1.21%, 3/09/17 (t)	USD	14,070	$14,046,512
Norinchukin Bank, (New York Branch):
1.20%, 2/22/17 (b)(t)		14,870	14,878,250
Svenska Handelsbanken AB, (New York Branch):
1.20%, 2/27/17 (b)(t)		15,070	15,081,495
Total Commercial Paper — 0.2%			44,006,257

Foreign Agency Obligations — 0.9%
Japan Treasury Discount Bill, 0.26%, 2/10/17 (t)	JPY	29,000,000	248,197,074

Money Market Funds		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (n)(u)		445,688,404	445,688,404
Total Money Market Funds — 1.7%			445,688,404

Total Short-Term Securities (Cost — $3,127,916,091) — 11.5%			3,086,702,799

Options Purchased
(Cost — $188,286,932) — 1.0%			281,394,874
Total Investments Before Options Written, TBA Sale Commitments and Borrowed Bonds (Cost — $42,787,767,801) — 158.2%			42,552,806,829

Options Written
(Premiums Received — $139,651,849) — (0.8)%			(219,798,944)

TBA Sale Commitments (o)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/27-1/01/32	USD	199,829	(200,460,086)
3.00%, 1/01/32-1/01/47		4,375,644	(4,357,683,152)
3.50%, 1/01/32-1/01/47		5,919,915	(6,083,540,226)
4.00%, 1/01/47		4,292,197	(4,510,606,695)
Freddie Mac Mortgage-Backed Securities:
3.50%, 1/01/32-1/01/47		261,041	(267,830,208)
3.00%, 1/01/47		5,049	(5,013,528)
4.00%, 1/01/47		81,842	(85,858,969)
Ginnie Mae Mortgage-Backed Securities, 4.00%, 1/15/47		332,503	(353,109,075)
Total TBA Sale Commitments (Proceeds — $15,782,384,028) — (59.0)%			(15,864,101,939)

Borrowed Bonds		Par (000)	Value
Corporate Bonds — (0.4)%
Ally Financial, Inc., 5.13%, 9/30/24	USD	1,970	$(2,004,475)
Anadarko Petroleum Corp., 6.60%, 3/15/46		2,915	(3,595,241)
Bank of Communications Co. Ltd., 5.00% (b)(k)		1,700	(1,727,710)
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		17,328	(18,338,898)
Caterpillar, Inc.:
3.40%, 5/15/24		10,400	(10,709,764)
3.80%, 8/15/42		15,098	(14,506,521)
Grupo Antolin Dutch BV, 5.13%, 6/30/22	EUR	513	(581,457)
LifePoint Health, Inc., 5.50%, 12/01/21	USD	980	(1,019,200)
Mylan NV, 5.25%, 6/15/46 (a)		8,000	(7,378,344)
Praxair, Inc., 3.20%, 1/30/26		11,700	(11,741,442)
Rio Tinto Finance USA Ltd., 3.75%, 6/15/25		9,959	(10,255,848)
Seagate HDD Cayman, 4.75%, 6/01/23		3,425	(3,395,031)
Shell International Finance BV, 3.25%, 5/11/25		31,200	(31,174,416)
Syngenta Finance NV, 1.88%, 11/02/21	EUR	400	(447,936)
United Rentals North America, Inc., 5.88%, 9/15/26	USD	2,890	(2,973,088)

			(119,849,371)
Foreign Agency Obligations — (0.0)%
Industrial & Commercial Bank of China Ltd., 6.00% (b)(k)		1,700	(1,782,146)
Foreign Government Obligations — (0.7)%
Government of Japan (20 Year), 0.50%, 9/20/36	JPY	3,000,000	(25,308,064)
Portugal Obrigacoes do Tesouro OT, 2.88%, 7/21/26	EUR	8,260	(8,089,840)
Republic of France, 2.25%, 10/25/22		41,000	(49,024,603)
United Kingdom Gilt Inflation Linked Bond, 0.13%, 3/22/46	GBP	37,161	(74,617,772)
United Mexican States:
5.13%, 1/15/20	USD	31,762	(34,096,507)
3.50%, 1/21/21		8,058	(8,186,928)

			(199,323,714)
U.S. Treasury Obligations — (7.6)%
U.S. Treasury Notes:
1.00%, 11/30/18		427,576	(426,206,873)
1.38%, 12/15/19		1,567,990	(1,564,253,480)
U.S. Treasury Strips, 0.00%, 2/15/36 (j)		67,399	(40,113,526)

			(2,030,573,879)
Total Borrowed Bonds (Proceeds — $2,357,402,849) — (8.7)%			(2,351,529,110)

Total Investments Net of Options Written, TBA Sale Commitments and Borrowed Bonds — 89.7%			24,117,376,836
Other Assets Less Liabilities — 10.3%			2,781,303,992

Net Assets — 100.0%			$26,898,680,828

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	61

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Amount is less than $500.

(e)	Non-income producing security.

(f)	Security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(g)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(h)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $17,341 and an original cost of $17,341 which was less than 0.1% of its net assets.

(i)	Convertible security.

(j)	Zero-coupon bond.

(k)	Perpetual security with no stated maturity date.

(l)	Issuer filed for bankruptcy and/or is in default.

(m)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(n)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain (Loss)
BlackRock Liquidity Funds,
TempFund, Institutional Class	367,663,834	—		(367,663,834)[1]	—	—	$6,332,332		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	445,688,404	[2]	—	445,688,404	$445,688,404	35,243		—
SL Liquidity Series, LLC, Money Market Series	113,653,917	—		(113,653,917)[1]	—	—	736,562	[3]	—
iShares iBoxx $ High Yield Corporate Bond ETF	1,181,892	14,350,293		(10,227,979)	5,304,206	459,079,029	15,556,016		$3,406,330
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	197,532		(197,532)	—	—	62,892		(529,900)
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	1,106,180		—	1,106,180	121,923,160	5,245,506		—
iShares MSCI Emerging Markets ETF	—	777,865		(777,865)	—	—	—		(1,116,990)
iShares MSCI Japan ETF	—	1,141,007		(1,141,007)	—	—	—		(40,897)
iShares Short Maturity Bond ETF	—	996,000		—	996,000	49,979,280	202,506		—
iShares U.S. Real Estate ETF	—	281,471		(281,471)	—	—	—		436,558
						$1,076,669,873	$28,171,057		$2,155,101

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(o)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Amherst Pierpont Securities LLC	$(27,310,895)	$ (253,184)
Barclays Capital, Inc.	$(356,187,625)	$ (46,535)
BNP Paribas Securities Corp.	$(342,572,989)	$ 915,657
Citigroup Global Markets, Inc.	$(322,219,670)	$(3,343,880)
Credit Suisse Securities (USA) LLC	$(1,602,966,869)	$ 3,376,626
Daiwa Capital Markets America, Inc.	$214,823,630	$ (147,370)
Deutsche Bank Securities, Inc.	$117,637,184	$ 91,434
Goldman Sachs & Co.	$(239,424,794)	$ 1,424,249
J.P. Morgan Securities LLC	$30,876,716	$(1,138,971)
Jefferies LLC	$444,098,659	$ (105,810)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(201,963,609)	$(2,564,807)
Morgan Stanley & Co. LLC	$(418,927,732)	$(2,057,323)
Nomura Securities International, Inc.	$479,410,312	$(1,202,412)
RBC Capital Markets, LLC	$64,434,553	$ 338,794
Wells Fargo Securities, LLC	$170,367,935	$ (295,140)

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

(p)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

(q)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(r)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(s)	The amount to be repurchased assumes the maturity will be the day after the period end.

(t)	Rates are discount rates or a range of discount rates at the time of purchase.

(u)	Current yield as of period end.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Deutsche Bank Securities, Inc.	0.65%	12/15/16	1/17/17	$ 38,005,406	$ 38,017,072	U.S. Treasury Obligations	Up to 30 Days
Barclays Capital, Inc.	(2.00%)	12/30/16	1/03/17	387,075,000	387,031,991	U.S. Treasury Obligations	Overnight
Total				$425,080,406	$425,049,063

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
390	CBOE Volatility Index	January 2017	USD	5,898,750	$ 412,108
1,064	VSTOXX Mini	January 2017	USD	2,228,847	(143,787)
(116)	CBOE Volatility Index	February 2017	USD	1,922,700	(82,561)
1,064	VSTOXX Mini	February 2017	USD	2,458,452	38,200
2,655	Australian Government Bonds (3 Year)	March 2017	USD	213,569,526	(501,322)
1,281	Euro STOXX 50 Index	March 2017	USD	44,188,688	502,338
(1,239)	Euro-Bobl	March 2017	USD	174,285,322	(1,289,454)
(665)	Euro-BTP Italian Government Bond	March 2017	USD	94,718,994	(1,412,261)
(5,140)	Euro-Bund	March 2017	USD	888,156,593	(8,046,840)
(259)	Euro-Buxl	March 2017	USD	47,308,028	(743,520)
(2,189)	Euro-OAT	March 2017	USD	349,832,607	(3,532,380)
(43)	Euro-Schatz	March 2017	USD	5,082,707	(5,465)
139	FTSE/MIB Index	March 2017	USD	14,050,269	347,225
951	Korea Treasury Bond (10 Year)	March 2017	USD	99,131,396	862,167
(1,488)	Long Gilt British	March 2017	USD	230,749,774	(5,560,399)
105	Nikkei 225 Index	March 2017	USD	17,159,358	646,994
(3,783)	S&P 500 E-Mini Index	March 2017	USD	422,977,230	3,948,783
(3,250)	U.S. Treasury Bonds (30 Year)	March 2017	USD	489,632,813	2,513,606
(24,646)	U.S. Treasury Notes (10 Year)	March 2017	USD	3,063,035,687	6,381,393
(23)	U.S. Treasury Notes (2 Year)	March 2017	USD	4,983,813	(1,913)
(1,833)	U.S. Treasury Notes (5 Year)	March 2017	USD	215,678,227	(300,991)
(1,507)	U.S. Ultra Treasury Bonds	March 2017	USD	241,496,750	(3,120,393)
10	U.S. Ultra Treasury Bonds (10 Year)	March 2017	USD	1,340,625	320
(469)	WTI Light Sweet Crude Oil[1]	March 2017	USD	25,635,540	(219,635)
486	WTI Light Sweet Crude Oil[1]	June 2017	USD	27,454,140	315,775
990	Euro Dollar	December 2017	USD	243,738,000	258,529
(2,805)	Euro Dollar	September 2018	USD	688,101,563	1,083,123
(990)	Euro Dollar	December 2018	USD	242,550,000	(360,221)
Total					$(8,010,581)

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	63

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	144,241,146	USD	42,140,658	BNP Paribas S.A.	1/04/17	$ 2,108,038
BRL	59,977,430	USD	17,317,000	Goldman Sachs International	1/04/17	1,082,209
BRL	81,396,700	USD	23,870,000	Goldman Sachs International	1/04/17	1,099,975
BRL	134,541,927	USD	39,790,000	Goldman Sachs International	1/04/17	1,483,277
BRL	152,437,500	USD	45,000,000	Goldman Sachs International	1/04/17	1,763,082
BRL	75,130,349	USD	22,588,800	Nomura International PLC	1/04/17	458,853
BRL	108,112,720	USD	31,840,000	Royal Bank of Scotland PLC	1/04/17	1,325,619
EUR	7,259,504	USD	7,610,000	HSBC Bank PLC	1/04/17	33,839
GBP	6,221,882	USD	7,610,000	Royal Bank of Scotland PLC	1/04/17	58,995
HUF	2,277,778,000	USD	7,690,000	Deutsche Bank AG	1/04/17	64,455
JPY	886,359,530	USD	7,610,000	Morgan Stanley & Co. International PLC	1/04/17	(23,909)
SEK	69,386,218	USD	7,610,000	Morgan Stanley & Co. International PLC	1/04/17	8,618
TRY	26,784,940	USD	7,610,000	Barclays Bank PLC	1/04/17	(23,735)
USD	17,317,000	BRL	60,046,698	Goldman Sachs International	1/04/17	(1,103,459)
USD	20,204,000	BRL	69,178,496	Goldman Sachs International	1/04/17	(1,017,810)
USD	21,070,329	BRL	73,767,220	Goldman Sachs International	1/04/17	(1,559,159)
USD	22,588,800	BRL	75,424,003	Goldman Sachs International	1/04/17	(548,937)
USD	22,588,800	BRL	75,514,358	Goldman Sachs International	1/04/17	(576,656)
USD	45,000,000	BRL	152,437,500	JPMorgan Chase Bank N.A.	1/04/17	(1,763,082)
USD	8,200,000	BRL	27,306,000	Morgan Stanley & Co. International PLC	1/04/17	(176,631)
USD	21,070,329	BRL	73,553,504	Morgan Stanley & Co. International PLC	1/04/17	(1,493,598)
USD	22,253,600	BRL	75,306,182	Morgan Stanley & Co. International PLC	1/04/17	(847,994)
USD	22,253,600	BRL	75,729,001	Morgan Stanley & Co. International PLC	1/04/17	(977,701)
USD	7,610,000	EUR	7,281,391	Credit Suisse International	1/04/17	(56,885)
USD	7,610,000	GBP	6,142,901	Goldman Sachs International	1/04/17	38,357
USD	7,690,000	HUF	2,282,191,291	Morgan Stanley & Co. International PLC	1/04/17	(79,480)
USD	7,610,000	JPY	893,251,146	Morgan Stanley & Co. International PLC	1/04/17	(35,074)
USD	7,610,000	SEK	70,151,187	Barclays Bank PLC	1/04/17	(92,611)
USD	7,610,000	TRY	26,814,862	HSBC Bank PLC	1/04/17	15,260
USD	7,610,000	ZAR	103,873,456	Citibank N.A.	1/04/17	54,413
ZAR	106,453,421	USD	7,610,000	Morgan Stanley & Co. International PLC	1/04/17	133,250
BRL	25,440,230	USD	7,610,000	Royal Bank of Scotland PLC	1/05/17	191,838
CNY	19,312,000	USD	2,767,952	HSBC Bank PLC	1/05/17	10,214
IDR	102,469,000,000	USD	7,610,000	Barclays Bank PLC	1/05/17	(11,287)
USD	97,111,042	CAD	130,525,000	JPMorgan Chase Bank N.A.	1/05/17	(110,851)
USD	22,389,664	CLP	15,116,381,650	Royal Bank of Scotland PLC	1/05/17	(168,632)
USD	2,784,314	CNY	19,312,000	Nomura International PLC	1/05/17	6,148
USD	1,669,214,607	EUR	1,569,566,000	Goldman Sachs International	1/05/17	16,461,232
USD	55,300,470	EUR	52,000,000	Morgan Stanley & Co. International PLC	1/05/17	544,458
USD	999,033	GBP	786,000	Citibank N.A.	1/05/17	30,194
USD	9,372,220	GBP	7,380,000	Citibank N.A.	1/05/17	275,487

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	552,189,305	GBP	442,160,000	Royal Bank of Scotland PLC	1/05/17	$7,174,179
USD	67,944,072	JPY	8,000,000,000	Credit Suisse International	1/05/17	(529,668)
USD	28,759,422	NZD	40,395,000	Commonwealth Bank of Australia	1/05/17	703,241
USD	5,074,689	SEK	46,396,983	Standard Chartered Bank	1/05/17	(20,059)
AUD	83,652,589	USD	60,045,000	Deutsche Bank AG	1/06/17	311,564
CAD	81,459,941	USD	60,045,000	BNP Paribas S.A.	1/06/17	631,426
CNH	90,312,312	USD	13,035,000	BNP Paribas S.A.	1/06/17	(117,648)
CNH	46,619,136	USD	6,726,060	Citibank N.A.	1/06/17	(58,134)
CNH	76,211,996	USD	10,995,000	HSBC Bank PLC	1/06/17	(94,413)
CNH	32,522,627	USD	4,692,600	JPMorgan Chase Bank N.A.	1/06/17	(40,895)
CNH	11,204,146	USD	1,616,340	Royal Bank of Scotland PLC	1/06/17	(13,813)
EUR	57,680,669	USD	60,045,001	Deutsche Bank AG	1/06/17	696,090
GBP	49,049,368	USD	60,045,000	BNP Paribas S.A.	1/06/17	415,958
USD	60,045,000	AUD	83,102,666	Morgan Stanley & Co. International PLC	1/06/17	85,213
USD	60,045,000	CAD	80,854,195	Morgan Stanley & Co. International PLC	1/06/17	(180,229)
USD	61,775,448	CNH	426,979,534	HSBC Bank PLC	1/06/17	704,650
USD	60,045,000	EUR	56,864,398	Citibank N.A.	1/06/17	163,496
USD	60,045,000	GBP	48,772,932	Barclays Bank PLC	1/06/17	(75,203)
MXN	572,402,100	USD	28,150,000	JPMorgan Chase Bank N.A.	1/09/17	(581,164)
RUB	470,985,585	USD	7,690,000	JPMorgan Chase Bank N.A.	1/09/17	(29,321)
USD	20,028,361	GBP	16,003,000	Citibank N.A.	1/09/17	300,477
USD	14,075,000	MXN	291,918,920	Deutsche Bank AG	1/09/17	15,190
USD	14,075,000	MXN	292,219,603	Deutsche Bank AG	1/09/17	708
USD	7,690,000	RUB	466,398,500	JPMorgan Chase Bank N.A.	1/09/17	103,931
CNH	128,888,760	USD	18,480,000	Bank of America N.A.	1/10/17	(72,974)
CNH	85,901,200	USD	12,320,000	Société Générale	1/10/17	(52,168)
EUR	13,321,000	USD	14,295,727	Goldman Sachs International	1/10/17	(264,856)
RUB	1,181,024,128	USD	18,445,000	JPMorgan Chase Bank N.A.	1/10/17	760,359
USD	14,151,220	EUR	13,321,000	Bank of America N.A.	1/10/17	120,349
USD	18,445,000	RUB	1,134,736,400	Morgan Stanley & Co. International PLC	1/10/17	(7,646)
IDR	134,091,000,000	USD	10,130,792	HSBC Bank PLC	1/11/17	(196,274)
USD	10,280,168	IDR	135,236,000,000	BNP Paribas S.A.	1/11/17	260,860
ARS	202,546,500	USD	12,464,400	BNP Paribas S.A.	1/12/17	148,509
ARS	35,655,516	USD	2,199,600	Citibank N.A.	1/12/17	20,729
EUR	9,500,886	USD	10,372,897	Deutsche Bank AG	1/12/17	(364,612)
EUR	23,870,000	USD	25,457,355	Royal Bank of Scotland PLC	1/12/17	(312,567)
USD	1,687,883	EUR	1,593,571	Citibank N.A.	1/12/17	9,207
USD	1,821,332	EUR	1,719,220	Citibank N.A.	1/12/17	10,296
USD	8,404,358	EUR	7,956,667	Goldman Sachs International	1/12/17	22,762
USD	8,405,957	EUR	7,956,667	Goldman Sachs International	1/12/17	24,361
USD	8,406,430	EUR	7,956,667	Goldman Sachs International	1/12/17	24,834
USD	23,969,085	EUR	21,363,960	Goldman Sachs International	1/12/17	1,464,174
USD	25,395,054	EUR	23,870,000	Goldman Sachs International	1/12/17	250,266
EUR	47,293,000	USD	50,421,906	JPMorgan Chase Bank N.A.	1/13/17	(600,463)
RUB	508,783,100	USD	7,882,000	Bank of America N.A.	1/13/17	386,152
RUB	455,138,208	USD	7,093,800	Deutsche Bank AG	1/13/17	302,578

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	65

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	2,549,685,124	USD	39,410,000	Deutsche Bank AG	1/13/17	$2,024,523
RUB	2,993,221,263	USD	47,293,000	JPMorgan Chase Bank N.A.	1/13/17	1,349,358
USD	50,448,767	EUR	47,293,000	Morgan Stanley & Co. International PLC	1/13/17	627,324
USD	13,555,933	RUB	829,080,851	HSBC Bank PLC	1/13/17	82,673
USD	47,293,000	RUB	2,892,250,708	HSBC Bank PLC	1/13/17	291,498
USD	13,636,967	RUB	835,127,870	JPMorgan Chase Bank N.A.	1/13/17	65,438
ARS	171,084,999	USD	10,558,000	Royal Bank of Scotland PLC	1/17/17	47,319
INR	423,956,000	USD	6,200,000	JPMorgan Chase Bank N.A.	1/17/17	34,464
TWD	586,763,800	USD	18,545,000	BNP Paribas S.A.	1/17/17	(323,993)
USD	18,545,000	TWD	586,763,800	HSBC Bank PLC	1/17/17	323,993
ZAR	364,792,806	USD	26,530,000	Morgan Stanley & Co. International PLC	1/17/17	(66,379)
IDR	103,300,000,000	USD	7,564,999	Bank of America N.A.	1/18/17	80,015
IDR	142,652,000,000	USD	10,450,730	BNP Paribas S.A.	1/18/17	106,670
IDR	144,448,000,000	USD	10,582,294	BNP Paribas S.A.	1/18/17	108,013
RUB	3,001,686,710	USD	47,293,000	JPMorgan Chase Bank N.A.	1/18/17	1,433,116
USD	10,925,978	IDR	143,731,000,000	JPMorgan Chase Bank N.A.	1/18/17	288,740
USD	10,769,453	IDR	141,586,000,000	UBS AG	1/18/17	290,980
USD	10,921,827	IDR	143,731,000,000	UBS AG	1/18/17	284,589
USD	16,410,000	INR	1,111,121,100	Royal Bank of Scotland PLC	1/18/17	72,226
USD	13,988,420	RUB	856,371,101	Bank of America N.A.	1/18/17	87,024
USD	14,912,498	RUB	912,794,020	Citibank N.A.	1/18/17	95,193
USD	18,392,081	RUB	1,121,549,114	Deutsche Bank AG	1/18/17	186,073
USD	10,327,102	GBP	8,143,286	HSBC Bank PLC	1/20/17	285,192
USD	400	KRW	470,120	JPMorgan Chase Bank N.A.	1/23/17	11
USD	16,621,600	KRW	19,526,723,248	Royal Bank of Scotland PLC	1/23/17	454,417
USD	63,838,270	MXN	1,304,861,588	Morgan Stanley & Co. International PLC	1/23/17	1,131,221
USD	24,709,762	TWD	785,819,851	Nomura International PLC	1/23/17	300,719
TWD	1,121,050,000	USD	35,000,000	BNP Paribas S.A.	1/25/17	(174,905)
USD	35,000,000	TWD	1,121,050,000	Goldman Sachs International	1/25/17	178,078
JPY	1,209,368,328	USD	10,514,000	Morgan Stanley & Co. International PLC	1/27/17	(149,127)
BRL	40,137,405	USD	11,935,000	Goldman Sachs International	2/01/17	273,299
BRL	40,340,300	USD	11,935,000	Morgan Stanley & Co. International PLC	2/01/17	335,012
RUB	468,686,275	USD	7,690,000	JPMorgan Chase Bank N.A.	2/02/17	(106,184)
TRY	26,978,675	USD	7,610,000	HSBC Bank PLC	2/02/17	(16,219)
USD	7,610,000	EUR	7,248,715	HSBC Bank PLC	2/02/17	(34,284)
USD	7,610,000	GBP	6,217,343	Royal Bank of Scotland PLC	2/02/17	(59,522)
USD	7,690,000	HUF	2,276,509,919	Deutsche Bank AG	2/02/17	(67,211)
USD	7,610,000	JPY	885,057,230	Morgan Stanley & Co. International PLC	2/02/17	22,588
USD	7,610,000	SEK	69,274,176	Morgan Stanley & Co. International PLC	2/02/17	(10,962)
ZAR	104,435,508	USD	7,610,000	Citibank N.A.	2/02/17	(57,786)
BRL	24,965,366	USD	7,610,000	State Street Bank and Trust Co.	2/03/17	(20,339)
COP	22,890,880,000	USD	7,610,000	State Street Bank and Trust Co.	2/03/17	(38,700)
HKD	506,756,750	USD	64,555,000	HSBC Bank PLC	2/03/17	807,805
USD	2,745,132	CNY	19,312,000	HSBC Bank PLC	2/03/17	(29,565)

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	64,555,000	HKD	503,851,775	HSBC Bank PLC	2/03/17	$ (433,114)
USD	9,113,447	EUR	8,177,250	Morgan Stanley & Co. International PLC	2/06/17	488,484
BRL	157,492,393	USD	45,365,939	Goldman Sachs International	2/07/17	2,464,187
CNH	42,816,840	USD	6,200,000	Citibank N.A.	2/07/17	(140,184)
CNH	95,326,000	USD	14,000,000	HSBC Bank PLC	2/07/17	(508,627)
CNH	198,941,460	USD	28,625,000	HSBC Bank PLC	2/07/17	(469,056)
MXN	275,966,424	USD	13,320,000	Deutsche Bank AG	2/07/17	(83,788)
MXN	276,416,640	USD	13,320,000	UBS AG	2/07/17	(62,194)
USD	14,805,636	BRL	49,428,616	Goldman Sachs International	2/07/17	(205,736)
USD	66,364,346	BRL	218,128,986	Goldman Sachs International	2/07/17	119,008
USD	18,475,401	BRL	60,742,500	Nomura International PLC	2/07/17	28,025
USD	20,200,000	CNH	140,188,000	Bank of America N.A.	2/07/17	359,362
USD	28,620,000	CNH	198,622,800	Bank of America N.A.	2/07/17	509,156
USD	26,640,000	MXN	548,357,760	Goldman Sachs International	2/07/17	339,048
USD	6,414,877	IDR	85,606,528,783	Bank of America N.A.	2/10/17	101,711
USD	16,858,305	IDR	226,323,000,000	Goldman Sachs International	2/10/17	167,837
USD	24,856,845	IDR	332,460,000,000	Goldman Sachs International	2/10/17	339,124
USD	5,319,186	IDR	71,223,895,429	HSBC Bank PLC	2/10/17	66,686
USD	24,936,809	IDR	335,126,000,000	HSBC Bank PLC	2/10/17	222,519
USD	16,521,819	IDR	221,640,000,000	Standard Chartered Bank	2/10/17	176,671
USD	16,889,638	IDR	226,574,000,000	Standard Chartered Bank	2/10/17	180,605
USD	5,448,194	IDR	72,924,078,822	UBS AG	2/10/17	70,312
USD	291,351,973	JPY	29,035,351,000	HSBC Bank PLC	2/10/17	42,363,449
EUR	2,262,933	USD	2,474,916	BNP Paribas S.A.	2/14/17	(87,269)
EUR	773,752	USD	834,738	Goldman Sachs International	2/14/17	(18,343)
EUR	2,899,307	USD	3,076,041	Goldman Sachs International	2/14/17	(16,949)
EUR	5,027,089	USD	5,413,647	UBS AG	2/14/17	(109,507)
EUR	7,582,302	USD	8,165,351	UBS AG	2/14/17	(165,176)
USD	17,595,931	ARS	278,895,502	BNP Paribas S.A.	2/14/17	660,328
USD	52,441,587	EUR	47,274,176	Citibank N.A.	2/14/17	2,562,053
USD	1,384,954	EUR	1,298,621	Goldman Sachs International	2/14/17	14,764
USD	9,866,541	EUR	8,890,708	Morgan Stanley & Co. International PLC	2/14/17	485,852
USD	17,595,931	ARS	290,332,857	BNP Paribas S.A.	2/15/17	(23,493)
IDR	198,084,000,000	USD	14,343,533	BNP Paribas S.A.	2/16/17	250,992
IDR	214,908,000,000	USD	15,561,761	BNP Paribas S.A.	2/16/17	272,309
INR	630,680,000	USD	9,257,009	Bank of America N.A.	2/16/17	(13,297)
INR	631,340,000	USD	9,254,471	Bank of America N.A.	2/16/17	(1,085)
INR	768,635,000	USD	11,104,233	Bank of America N.A.	2/16/17	161,450
INR	772,480,000	USD	11,153,818	Bank of America N.A.	2/16/17	168,219
INR	916,135,000	USD	13,288,874	Bank of America N.A.	2/16/17	138,677
INR	760,950,000	USD	10,994,798	Citibank N.A.	2/16/17	158,247
INR	514,500,000	USD	7,543,988	HSBC Bank PLC	2/16/17	(3,096)
INR	772,481,096	USD	11,153,351	HSBC Bank PLC	2/16/17	168,703
INR	410,111,880	USD	6,015,135	JPMorgan Chase Bank N.A.	2/16/17	(4,232)
INR	514,503,281	USD	7,549,571	UBS AG	2/16/17	(8,631)
INR	645,435,000	USD	9,466,632	UBS AG	2/16/17	(6,660)
INR	816,666,351	USD	11,863,253	UBS AG	2/16/17	106,412
INR	884,725,000	USD	12,849,103	UBS AG	2/16/17	118,080

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	67

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	32,366,385	IDR	433,871,000,000	JPMorgan Chase Bank N.A.	2/16/17	$ 399,438
USD	53,220,687	IDR	704,642,000,000	Morgan Stanley & Co. International PLC	2/16/17	1,303,804
USD	60,399,115	INR	4,121,937,600	JPMorgan Chase Bank N.A.	2/16/17	(15,049)
USD	127,562,257	INR	8,635,964,774	JPMorgan Chase Bank N.A.	2/16/17	987,175
EUR	3,138,787	GBP	2,675,000	Barclays Bank PLC	2/17/17	11,419
EUR	3,213,236	GBP	2,689,000	Barclays Bank PLC	2/17/17	72,706
EUR	3,057,061	GBP	2,600,000	Citibank N.A.	2/17/17	17,724
EUR	3,176,390	GBP	2,670,000	Deutsche Bank AG	2/17/17	57,269
EUR	15,275,779	GBP	13,079,000	JPMorgan Chase Bank N.A.	2/17/17	(18,917)
EUR	3,220,000	USD	3,374,364	Citibank N.A.	2/17/17	23,531
EUR	15,821,000	USD	16,817,724	JPMorgan Chase Bank N.A.	2/17/17	(122,663)
USD	311,973	EUR	292,800	Barclays Bank PLC	2/17/17	2,996
USD	3,659,476	EUR	3,442,000	Citibank N.A.	2/17/17	27,316
USD	3,433,971	GBP	2,700,000	Barclays Bank PLC	2/17/17	102,346
USD	20,539,198	GBP	16,543,261	JPMorgan Chase Bank N.A.	2/17/17	125,889
ARS	120,790,980	USD	7,334,000	BNP Paribas S.A.	2/21/17	(30,156)
ARS	120,725,100	USD	7,330,000	JPMorgan Chase Bank N.A.	2/21/17	(30,139)
RUB	1,477,834,350	EUR	22,859,000	Société Générale	2/22/17	(306,894)
BRL	41,346,000	USD	12,000,000	JPMorgan Chase Bank N.A.	2/23/17	505,756
USD	12,000,000	BRL	41,346,000	Goldman Sachs International	2/23/17	(505,756)
HKD	84,820,164	USD	10,945,385	Bank of America N.A.	2/27/17	(4,270)
HKD	174,602,707	USD	22,534,615	HSBC Bank PLC	2/27/17	(12,279)
HKD	236,508,850	USD	30,520,000	HSBC Bank PLC	2/27/17	(12,272)
USD	64,000,000	HKD	498,528,000	HSBC Bank PLC	2/27/17	(306,078)
USD	25,975,000	JPY	2,951,463,922	JPMorgan Chase Bank N.A.	3/06/17	639,387
USD	25,900,000	JPY	2,932,539,414	Standard Chartered Bank	3/06/17	726,836
USD	7,630,000	MXN	157,994,961	BNP Paribas S.A.	3/14/17	83,662
USD	7,635,000	MXN	157,902,039	BNP Paribas S.A.	3/14/17	93,100
USD	7,635,000	MXN	158,420,854	BNP Paribas S.A.	3/14/17	68,320
USD	1,530,000	MXN	31,231,890	Morgan Stanley & Co. International PLC	3/14/17	38,266
USD	9,970,000	MXN	203,717,010	Morgan Stanley & Co. International PLC	3/14/17	239,833
AUD	15,865,603	EUR	11,000,000	Goldman Sachs International	3/15/17	(194,873)
EUR	75,690,000	JPY	9,314,504,498	Citibank N.A.	3/15/17	(18,474)
EUR	5,000,000	SEK	47,806,900	Goldman Sachs International	3/15/17	12,482
EUR	75,690,000	USD	79,353,023	Bank of America N.A.	3/15/17	626,224
EUR	39,450,000	USD	41,331,769	HSBC Bank PLC	3/15/17	353,807
EUR	64,763,000	USD	67,906,600	HSBC Bank PLC	3/15/17	526,429
EUR	93,049,000	USD	97,464,176	HSBC Bank PLC	3/15/17	857,782
JPY	9,241,340,274	EUR	75,690,000	Bank of America N.A.	3/15/17	(609,898)
JPY	3,322,732,781	USD	28,295,000	HSBC Bank PLC	3/15/17	242,326
JPY	4,807,636,731	USD	40,955,200	HSBC Bank PLC	3/15/17	335,239
JPY	27,004,747,224	USD	230,412,000	Morgan Stanley & Co. International PLC	3/15/17	1,518,556
PLN	11,697,814	EUR	2,637,000	Barclays Bank PLC	3/15/17	5,309
PLN	5,434,176	EUR	1,225,000	BNP Paribas S.A.	3/15/17	2,476
PLN	27,124,734	EUR	6,115,000	Deutsche Bank AG	3/15/17	11,930
PLN	4,538,398	EUR	1,023,000	Goldman Sachs International	3/15/17	2,141

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	40,556,000	CAD	54,092,928	JPMorgan Chase Bank N.A.	3/15/17	$ 231,838
USD	24,400,000	CNH	171,312,400	BNP Paribas S.A.	3/15/17	313,051
USD	22,015,448	CNH	153,524,730	Deutsche Bank AG	3/15/17	429,490
USD	165,589,770	EUR	158,289,000	Deutsche Bank AG	3/15/17	(1,669,247)
USD	8,548,741	EUR	7,900,000	JPMorgan Chase Bank N.A.	3/15/17	201,059
USD	27,007,289	EUR	24,957,781	JPMorgan Chase Bank N.A.	3/15/17	635,185
USD	69,348,267	EUR	66,451,000	JPMorgan Chase Bank N.A.	3/15/17	(868,419)
USD	212,258,478	EUR	202,827,600	State Street Bank and Trust Co.	3/15/17	(2,063,080)
USD	7,109,813	GBP	5,710,820	State Street Bank and Trust Co.	3/15/17	58,525
USD	24,722,334	HKD	191,632,700	Bank of America N.A.	3/15/17	2,869
USD	30,900,782	JPY	3,493,318,000	Bank of America N.A.	3/15/17	898,384
USD	40,524,951	JPY	4,581,325,444	Bank of America N.A.	3/15/17	1,178,189
USD	78,992,000	JPY	9,200,332,526	Bank of America N.A.	3/15/17	(25,153)
USD	4,563,827	JPY	516,000,000	Goldman Sachs International	3/15/17	132,156
USD	40,920,000	JPY	4,776,612,060	HSBC Bank PLC	3/15/17	(103,983)
USD	40,941,000	JPY	4,783,157,500	HSBC Bank PLC	3/15/17	(139,199)
USD	3,569,211	JPY	406,185,000	Standard Chartered Bank	3/15/17	80,687
USD	271,311,352	JPY	31,900,067,079	State Street Bank and Trust Co.	3/15/17	(2,662,710)
USD	4,585,473	SGD	6,500,000	Barclays Bank PLC	3/15/17	98,692
USD	1,857,860	INR	126,288,056	Citibank N.A.	3/16/17	13,126
USD	8,323,338	INR	565,778,888	Citibank N.A.	3/16/17	58,805
USD	47,563,907	INR	3,233,156,595	Citibank N.A.	3/16/17	336,044
USD	1,829,620	INR	124,405,000	HSBC Bank PLC	3/16/17	12,392
USD	8,196,706	INR	557,335,000	HSBC Bank PLC	3/16/17	55,516
USD	46,840,282	INR	3,184,905,000	HSBC Bank PLC	3/16/17	317,247
USD	56,278,322	INR	3,850,000,000	HSBC Bank PLC	3/16/17	40,008
USD	1,857,752	INR	126,290,000	UBS AG	3/16/17	12,990
USD	8,322,668	INR	565,775,000	UBS AG	3/16/17	58,193
USD	47,560,459	INR	3,233,160,000	UBS AG	3/16/17	332,546
USD	1,470,626	KRW	1,704,088,160	HSBC Bank PLC	3/16/17	59,576
USD	9,908,721	KRW	11,481,730,751	HSBC Bank PLC	3/16/17	401,406
USD	8,421,228	THB	299,989,411	Bank of New York Mellon	3/16/17	47,055
USD	14,604,771	TWD	461,510,758	JPMorgan Chase Bank N.A.	3/16/17	235,113
ARS	183,446,640	USD	10,998,000	BNP Paribas S.A.	3/29/17	(154,292)
USD	2,199,600	ARS	37,723,140	Citibank N.A.	4/12/17	(14,113)
USD	12,464,400	ARS	214,263,036	Citibank N.A.	4/12/17	(109,231)
USD	9,399,000	ARS	160,722,900	BNP Paribas S.A.	5/11/17	104,359
CNH	95,623,938	USD	13,685,000	Bank of America N.A.	5/19/17	(355,448)
USD	13,685,000	CNH	95,743,640	HSBC Bank PLC	5/19/17	338,762
USD	18,152,400	ARS	324,020,340	BNP Paribas S.A.	7/28/17	154,269
USD	240,320,322	JPY	28,321,750,000	Bank of America N.A.	9/15/17	(5,428,592)
USD	242,211,152	JPY	28,321,750,000	Bank of America N.A.	9/15/17	(3,537,762)
HKD	513,863,246	USD	64,885,000	Goldman Sachs International	1/19/18	1,242,734
USD	64,885,000	HKD	507,562,913	Goldman Sachs International	1/19/18	(431,960)
Total						$87,844,833

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	69

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
CSX Corp.	Call	1/20/17	USD	39.00	550	$12,375
Delta Air Lines, Inc.	Call	1/20/17	USD	52.50	4,856	191,812
EURO STOXX 50 Index	Call	1/20/17	EUR	3,050.00	450	1,136,866
EURO STOXX 50 Index	Call	1/20/17	EUR	3,000.00	300	910,124
EURO STOXX 50 Index	Call	1/20/17	EUR	3,100.00	147	298,648
Industrial Select Sector SPDR Fund	Call	1/20/17	USD	65.00	10,000	80,000
Materials Select Sector SPDR Fund	Call	1/20/17	USD	52.00	5,000	27,500
Mylan, Inc.	Call	1/20/17	USD	43.00	400	4,800
NXP Semiconductors NV	Call	1/20/17	USD	110.00	750	4,500
PowerShares QQQ Trust, Series 1 ETF	Call	1/20/17	USD	125.00	1,000	5,000
SPDR Gold Trust ETF[1]	Call	1/20/17	USD	114.00	4,576	153,296
SPDR Gold Trust ETF[1]	Call	1/20/17	USD	123.00	3,060	13,770
SPDR S&P 500 ETF Trust	Call	1/20/17	USD	230.00	13,432	349,232
SPDR S&P Oil & Gas Explore & Production ETF	Call	1/20/17	USD	45.00	2,059	26,767
SPDR S&P Retail ETF	Call	1/20/17	USD	49.00	4,381	19,715
United Technologies Corp.	Call	1/20/17	USD	115.00	300	5,700
Utilities SPDR ETF	Call	1/20/17	USD	52.00	1,000	2,500
Financial Select Sector SPDR Fund	Call	2/17/17	USD	25.00	48,566	534,226
PowerShares QQQ Trust, Series 1 ETF	Call	2/17/17	USD	125.00	50,634	2,126,628
SPDR S&P 500 ETF Trust	Call	2/17/17	USD	227.00	78,814	17,654,336
SPDR S&P 500 ETF Trust	Call	2/17/17	USD	232.00	24,849	1,689,732
SPDR S&P 500 ETF Trust	Call	2/17/17	USD	229.00	14,494	2,094,383
SPDR S&P 500 ETF Trust	Call	2/17/17	USD	235.00	7,788	241,428
AMC Networks, Inc.	Call	3/17/17	USD	65.00	290	1,450
JPMorgan Chase & Co.	Call	3/17/17	USD	87.50	2,286	661,797
SPDR Gold Trust ETF[1]	Call	3/17/17	USD	130.00	33,787	473,018
Western Digital Corp.	Call	4/21/17	USD	80.00	200	34,400
General Motors Co.	Call	6/16/17	USD	38.00	3,972	510,402
Caterpillar, Inc.	Put	1/20/17	USD	70.00	500	1,500
Dell Technologies, Inc.	Put	1/20/17	USD	45.00	500	10,000
EURO STOXX 50 Index	Put	1/20/17	EUR	3,250.00	1,730	650,129
EURO STOXX 50 Index	Put	1/20/17	EUR	3,225.00	1,730	509,905
Hewlett Packard Enterprise Co.	Put	1/20/17	USD	18.00	900	6,750
Industrial Select Sector SPDR Fund	Put	1/20/17	USD	54.00	700	1,050
Industrial Select Sector SPDR Fund	Put	1/20/17	USD	60.00	600	17,700
Industrial Select Sector SPDR Fund	Put	1/20/17	USD	57.00	400	3,000
iShares iBoxx $ High Yield Corporate Bond ETF	Put	1/20/17	USD	85.00	1,000	20,500
iShares iBoxx $ Investment Grade Corp. Bond Fund	Put	1/20/17	USD	115.00	750	7,500
iShares Russell 2000 Index ETF	Put	1/20/17	USD	128.00	650	36,075
iShares Russell 2000 Index ETF	Put	1/20/17	USD	122.00	500	8,000
iShares S&P U.S. Preferred Stock Index Fund ETF	Put	1/20/17	USD	37.00	500	7,500
Micron Technology, Inc.	Put	1/20/17	USD	17.00	750	1,125
PowerShares QQQ Trust, Series 1 ETF	Put	1/20/17	USD	116.00	400	33,800
S&P 500 Index	Put	1/20/17	USD	2,265.00	113	414,145
SPDR S&P 500 ETF Trust	Put	1/20/17	USD	220.00	6,814	943,739
SPDR S&P 500 ETF Trust	Put	1/20/17	USD	224.00	2,681	717,168
SPDR S&P 500 ETF Trust	Put	1/20/17	USD	225.00	2,440	769,820
SPDR S&P 500 ETF Trust	Put	1/20/17	USD	223.00	400	90,600
SPDR S&P Retail ETF	Put	1/20/17	USD	45.00	16,451	2,130,405
Utilities SPDR ETF	Put	1/20/17	USD	45.00	7,500	63,750
Western Digital Corp.	Put	1/20/17	USD	50.00	600	1,200
Alere, Inc.	Put	2/17/17	USD	32.00	120	3,600
Herc Holdings, Inc .	Put	2/17/17	USD	35.00	500	35,000
Qorvo, Inc.	Put	2/17/17	USD	45.00	200	20,000

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Western Digital Corp.	Put	2/17/17	USD	60.00	400	$55,600
Ally Financial, Inc.	Put	3/17/17	USD	19.00	4,640	464,000
Ally Financial, Inc.	Put	3/17/17	USD	18.00	3,150	189,000
Energy Select Sector SPDR ETF	Put	3/17/17	USD	65.00	5,400	283,500
iShares FTSE/Xinhua China 25 Index ETF	Put	3/17/17	USD	34.00	36,914	4,097,454
Western Digital Corp.	Put	4/21/17	USD	45.00	250	10,500
Total						$40,868,420

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Barrier Options Purchased
Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	One-Touch	Goldman Sachs International	4/07/17	JPY	140.00	JPY	140.00	USD	31,050	—	$246,898
USD Currency	Call	One-Touch	Goldman Sachs International	4/07/17	JPY	130.00	JPY	130.00	USD	17,470	—	899,241
USD Currency	Call	One-Touch	Goldman Sachs International	4/09/18	JPY	140.00	JPY	140.00	USD	17,440	—	1,072,357
USD Currency	Put	Under-and-In	Morgan Stanley & Co. International PLC	3/14/17	MXN	19.50	MXN	20.49	USD	114,500	—	447,576
S&P 500 Index	Put	Under-and-In	JPMorgan Chase Bank N.A.	3/17/17	USD	2,142.15	USD	1.65		—	88,936	2,371,878
S&P 500 Index	Put	Under-and-In	JPMorgan Chase Bank N.A.	3/31/17	USD	2,118.72	USD	1.70		—	88,272	2,339,607
S&P 500 Index	Put	Under-and-In	JPMorgan Chase Bank N.A.	4/21/17	USD	2,096.88	USD	1.75		—	88,272	2,356,780
Total												$9,734,337

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
EUR Currency	Call	Deutsche Bank AG	1/04/17	USD	1.09	EUR	62,000	—	$5,395
EUR Currency	Call	Deutsche Bank AG	1/04/17	USD	1.09	EUR	31,000	—	2,748
EUR Currency	Call	Goldman Sachs International	1/04/17	USD	1.08	EUR	62,000	—	28,912
EUR Currency	Call	Morgan Stanley & Co. International PLC	1/04/17	USD	1.09	EUR	31,000	—	2,748
USD Currency	Call	Bank of America N.A.	1/06/17	CNH	7.00	USD	61,600	—	129,474
USD Currency	Call	JPMorgan Chase Bank N.A.	1/09/17	CAD	1.35	USD	26,450	—	128,569
USD Currency	Call	BNP Paribas S.A.	1/13/17	TWD	32.00	USD	61,800	—	769,898
USD Currency	Call	Deutsche Bank AG	1/13/17	TWD	33.00	USD	12,500	—	14,723
USD Currency	Call	JPMorgan Chase Bank N.A.	1/13/17	TWD	33.00	USD	65,000	—	76,562
USD Currency	Call	JPMorgan Chase Bank N.A.	1/17/17	MXN	20.75	USD	122,000	—	1,123,521
EUR Currency	Call	UBS AG	1/20/17	CHF	1.09	EUR	123,000	—	146,747
USD Currency	Call	Citibank N.A.	1/20/17	TRY	3.45	USD	32,474	—	951,142
USD Currency	Call	Bank of America N.A.	1/23/17	JPY	115.00	USD	48,800	—	1,060,483
USD Currency	Call	BNP Paribas S.A.	1/23/17	TWD	32.00	USD	47,850	—	673,882
USD Currency	Call	Goldman Sachs International	1/23/17	INR	69.00	USD	47,850	—	79,291
USD Currency	Call	Bank of America N.A.	2/03/17	CNH	7.00	USD	112,000	—	1,278,874
USD Currency	Call	HSBC Bank PLC	2/03/17	CNH	6.85	USD	126,000	—	3,612,353
USD Currency	Call	JPMorgan Chase Bank N.A.	2/14/17	JPY	119.00	USD	53,500	—	505,456
USD Currency	Call	Citibank N.A.	2/22/17	CAD	1.36	USD	53,157	—	514,501
USD Currency	Call	HSBC Bank PLC	3/10/17	CNH	6.92	USD	31,910	—	898,644
USD Currency	Call	JPMorgan Chase Bank N.A.	3/23/17	TWD	32.15	USD	58,062	—	1,024,053
USD Currency	Call	Bank of America N.A.	5/17/17	CNH	7.00	USD	93,500	—	2,847,704

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	71

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	Deutsche Bank AG	5/17/17	CNH	7.25	USD	124,400	—	$1,798,309
USD Currency	Call	Bank of America N.A.	11/10/17	HKD	7.74	USD	62,000	—	680,077
USD Currency	Call	HSBC Bank PLC	11/10/17	HKD	7.74	USD	62,000	—	670,958
USD Currency	Put	UBS AG	1/05/17	JPY	116.50	USD	31,540	—	186,566
USD Currency	Put	Nomura International PLC	1/06/17	INR	67.40	USD	28,640	—	14,075
EUR Currency	Put	Citibank N.A.	1/13/17	USD	1.06	EUR	31,980	—	332,897
EUR Currency	Put	Deutsche Bank AG	1/13/17	USD	1.06	EUR	402,443	—	4,189,249
USD Currency	Put	Morgan Stanley & Co. International PLC	1/13/17	BRL	3.45	USD	32,080	—	1,774,807
USD Currency	Put	Deutsche Bank AG	1/17/17	RUB	65.00	USD	34,750	—	2,156,258
USD Currency	Put	Deutsche Bank AG	1/24/17	JPY	103.00	USD	17,320	—	62,082
EUR Currency	Put	JPMorgan Chase Bank N.A.	1/25/17	CHF	1.05	EUR	16,060	—	19,927
USD Currency	Put	HSBC Bank PLC	2/03/17	CNH	6.70	USD	32,000	—	3,898
EUR Currency	Put	Deutsche Bank AG	2/06/17	USD	1.03	EUR	402,443	—	1,915,483
EUR Currency	Put	UBS AG	2/10/17	SEK	9.60	EUR	124,000	—	1,417,162
USD Currency	Put	Morgan Stanley & Co. International PLC	2/14/17	BRL	3.34	USD	40,410	—	1,250,287
Taiwan Stock Exchange Weighted Index	Put	Bank of America N.A.	2/15/17	TWD	9,081.63		—	400	220,433
USD Currency	Put	JPMorgan Chase Bank N.A.	2/17/17	BRL	3.37	USD	34,130	—	1,240,602
USD Currency	Put	Goldman Sachs International	2/21/17	BRL	3.35	USD	34,540	—	1,149,861
EUR Currency	Put	BNP Paribas S.A.	6/01/17	USD	1.02	EUR	223,930	—	3,383,981
Total									$38,342,592

OTC Credit Default Swaptions Purchased
Description	Counterparty	Put/ Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
Bought protection on 5-Year Credit Default Swaps	Citibank N.A.	Put	3.50%	Receive	iTraxx Europe Crossover Series 26 Version 1	1/18/17	EUR	115,380	$25,190

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Citibank N.A.	Call	1.90%	Receive	3-month LIBOR	10/04/17	USD	163,207	$2,026,187
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.20%	Receive	3-month LIBOR	12/07/18	USD	149,550	3,867,809
5-Year Interest Rate Swap	Goldman Sachs International	Put	1.96%	Pay	3-month LIBOR	1/06/17	USD	1,558,480	52,859,247
10-Year Interest Rate Swap	Citibank N.A.	Put	1.80%	Pay	3-month LIBOR	1/26/17	USD	488,420	24,466,389
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.80%	Pay	3-month LIBOR	1/27/17	USD	503,340	25,181,813
7-Year Interest Rate Swap	Barclays Bank PLC	Put	2.19%	Pay	3-month LIBOR	2/21/17	USD	4,300	32,542
10-Year Interest Rate Swap	Citibank N.A.	Put	2.50%	Pay	3-month LIBOR	5/09/17	USD	226,140	3,248,250
30-Year Interest Rate Swap	Citibank N.A.	Put	1.90%	Pay	3-month LIBOR	10/04/17	USD	163,207	28,105,969
30-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.17%	Pay	3-month LIBOR	10/04/17	USD	370,312	46,337,059
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.75%	Pay	3-month LIBOR	11/29/21	USD	187,600	6,299,070
Total									$192,424,335

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Bank of America Corp.	Call	01/20/17	USD	24.00	3,600	$(39,600)
Delta Air Lines, Inc.	Call	01/20/17	USD	55.00	7,284	(76,482)
Goldman Sachs Group, Inc.	Call	01/20/17	USD	250.00	277	(73,267)
NXP Semiconductors NV	Call	01/20/17	USD	120.00	375	(1,875)
SPDR Gold Trust ETF[1]	Call	01/20/17	USD	118.00	3,051	(35,086)
SPDR Gold Trust ETF[1]	Call	01/20/17	USD	130.00	28,079	(84,237)
United Continental Holdings, Inc.	Call	01/20/17	USD	80.00	1,514	(59,803)
U.S. Treasury Notes (10 Year) (Future)	Call	01/27/17	USD	124.00	1,210	(888,594)
JPMorgan Chase & Co.	Call	03/17/17	USD	95.00	2,286	(158,877)
Industrial Select Sector SPDR Fund	Put	01/20/17	USD	56.00	600	(7,200)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	01/20/17	USD	82.00	1,000	(4,500)
iShares iBoxx $ Investment Grade Corp. Bond Fund	Put	01/20/17	USD	110.00	750	(7,500)
PowerShares QQQ Trust, Series 1 ETF	Put	01/20/17	USD	106.00	400	(3,600)
SPDR S&P 500 ETF Trust	Put	01/20/17	USD	214.00	2,681	(144,774)
SPDR S&P 500 ETF Trust	Put	01/20/17	USD	215.00	2,840	(178,920)
SPDR S&P 500 ETF Trust	Put	01/20/17	USD	207.00	3,407	(73,251)
SPDR S&P 500 ETF Trust	Put	01/20/17	USD	216.00	3,407	(250,415)
SPDR S&P Retail ETF	Put	01/20/17	USD	42.00	24,676	(641,576)
Utilities SPDR ETF	Put	01/20/17	USD	42.00	9,000	(27,000)
U.S. Treasury Notes (10 Year) (Future)	Put	01/27/17	USD	122.00	1,210	(151,250)
U.S. Treasury Notes (10 Year) (Future)	Put	01/27/17	USD	122.50	6,684	(1,253,250)
U.S. Treasury Notes (10 Year) (Future)	Put	02/24/17	USD	122.00	993	(341,344)
Ally Financial, Inc.	Put	03/17/17	USD	16.00	7,790	(311,600)
iShares FTSE/Xinhua China 25 Index ETF	Put	03/17/17	USD	30.00	36,914	(1,033,592)
Total						$(5,847,593)

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
EUR Currency	Call	Goldman Sachs International	1/04/17	USD	1.09	EUR	124,000	—	$(11,403)
USD Currency	Call	BNP Paribas S.A.	1/13/17	TWD	33.00	USD	77,500	—	(91,285)
USD Currency	Call	JPMorgan Chase Bank N.A.	1/13/17	TWD	32.00	USD	39,800	—	(495,824)
USD Currency	Call	Standard Chartered Bank	1/13/17	TWD	32.00	USD	22,000	—	(274,074)
USD Currency	Call	Morgan Stanley & Co. International PLC	1/17/17	MXN	20.75	USD	122,000	—	(1,124,938)
USD Currency	Call	Goldman Sachs International	1/20/17	TRY	3.60	USD	32,474	—	(274,336)
USD Currency	Call	Deutsche Bank AG	1/23/17	JPY	115.00	USD	24,400	—	(524,636)
USD Currency	Call	JPMorgan Chase Bank N.A.	1/23/17	JPY	115.00	USD	24,400	—	(528,838)
USD Currency	Call	Bank of America N.A.	2/03/17	CNH	6.85	USD	126,000	—	(3,620,426)
USD Currency	Call	HSBC Bank PLC	2/03/17	CNH	7.00	USD	112,000	—	(1,274,086)
USD Currency	Call	JPMorgan Chase Bank N.A.	2/17/17	BRL	3.50	USD	34,130	—	(214,780)
USD Currency	Call	HSBC Bank PLC	3/10/17	CNH	7.03	USD	58,000	—	(1,020,685)
USD Currency	Call	Morgan Stanley & Co. International PLC	3/14/17	MXN	20.49	USD	22,900	—	(742,231)
USD Currency	Call	JPMorgan Chase Bank N.A.	3/23/17	TWD	33.50	USD	58,062	—	(300,666)
USD Currency	Call	Bank of America N.A.	5/17/17	CNH	7.25	USD	124,400	—	(1,800,913)
USD Currency	Call	Deutsche Bank AG	5/17/17	CNH	7.00	USD	93,500	—	(2,843,578)
USD Currency	Call	Goldman Sachs International	12/18/17	HKD	7.78	USD	62,000	—	(605,360)
USD Currency	Put	Nomura International PLC	1/06/17	INR	66.40	USD	42,970	—	(398)
EUR Currency	Put	Deutsche Bank AG	1/13/17	USD	1.06	EUR	402,443	—	(4,189,249)
USD Currency	Put	Deutsche Bank AG	1/17/17	RUB	62.50	USD	52,140	—	(1,349,678)
EUR Currency	Put	UBS AG	1/25/17	CHF	1.05	EUR	16,060	—	(19,992)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	73

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
EUR Currency	Put	JPMorgan Chase Bank N.A.	2/06/17	USD	1.01	EUR	402,443	—	$(629,265)
EUR Currency	Put	UBS AG	2/10/17	SEK	9.50	EUR	124,000	—	(759,769)
USD Currency	Put	Morgan Stanley & Co. International PLC	2/14/17	BRL	3.18	USD	60,620	—	(509,281)
Taiwan Stock Exchange Weighted Index	Put	Bank of America N.A.	2/15/17	TWD	8,426.25		—	400	(27,507)
USD Currency	Put	Goldman Sachs International	2/21/17	BRL	3.15	USD	52,260	—	(359,084)
Total									$(23,592,282)

OTC Credit Default Swaptions Written
Description	Counterparty	Put/ Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating[1]	Expiration Date	Notional Amount[2] (000)		Value
Bought protection on 5-Year Credit Default Swaps	Citibank N.A.	Call	3.25%	Receive	iTraxx Europe Crossover Series 26 Version 1	B+	1/18/17	EUR	12,700	$(221,794)
Bought protection on 5-Year Credit Default Swaps	Citibank N.A.	Call	3.38%	Receive	iTraxx Europe Crossover Series 26 Version 1	B+	1/18/17	EUR	12,700	(296,690)
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Call	3.38%	Receive	iTraxx Europe Crossover Series 26 Version 1	B+	1/18/17	EUR	12,700	(296,690)
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Call	3.38%	Receive	iTraxx Europe Crossover Series 26 Version 1	B+	1/18/17	EUR	12,700	(296,690)
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Call	3.38%	Receive	iTraxx Europe Crossover Series 26 Version 1	B+	1/18/17	EUR	25,400	(593,379)
Total										$(1,705,243)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Wells Fargo Bank N.A.	Call	0.82%	Pay	3-month LIBOR	9/11/17	USD	197,560	$ (23,120)
5-Year Interest Rate Swap	Citibank N.A.	Call	1.37%	Pay	3-month LIBOR	10/04/17	USD	776,728	(1,549,456)
5-Year Interest Rate Swap	Citibank N.A.	Call	0.10%	Pay	6-month EURIBOR	10/27/17	EUR	93,160	(494,507)
5-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Call	0.45%	Pay	6-month EURIBOR	11/20/17	EUR	56,000	(929,176)
2-Year Interest Rate Swap	Goldman Sachs International	Call	1.10%	Pay	3-month LIBOR	11/22/17	USD	374,610	(229,786)
2-Year Interest Rate Swap	Citibank N.A.	Call	1.15%	Pay	3-month LIBOR	11/29/17	USD	375,210	(282,927)
2-Year Interest Rate Swap	Bank of America N.A.	Call	1.10%	Pay	3-month LIBOR	12/04/17	USD	189,210	(123,038)

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Goldman Sachs International	Call	1.10%	Pay	3-month LIBOR	12/04/17	USD	185,420	$(120,573)
2-Year Interest Rate Swap	Citibank N.A.	Call	0.90%	Pay	3-month LIBOR	4/03/18	USD	561,400	(314,766)
5-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Call	0.05%	Pay	6-month EURIBOR	5/25/18	EUR	371,450	(1,940,578)
2-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	Call	0.75%	Pay	3-month LIBOR	6/11/18	USD	200,000	(97,438)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.70%	Pay	3-month LIBOR	12/07/18	USD	224,320	(2,948,287)
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.16%	Receive	3-month LIBOR	1/06/17	USD	1,558,480	(39,385,221)
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.36%	Receive	3-month LIBOR	1/06/17	USD	1,558,480	(25,924,317)
10-Year Interest Rate Swap	Goldman Sachs International	Put	2.70%	Receive	3-month LIBOR	3/07/17	USD	742,330	(2,473,889)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.70%	Receive	3-month LIBOR	3/07/17	USD	1,002,140	(3,339,732)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.80%	Receive	3-month LIBOR	3/13/17	USD	751,810	(1,953,413)
2-Year Interest Rate Swap	Wells Fargo Bank N.A.	Put	1.52%	Receive	3-month LIBOR	9/11/17	USD	197,560	(1,462,309)
5-Year Interest Rate Swap	Citibank N.A.	Put	1.37%	Receive	3-month LIBOR	10/04/17	USD	776,728	(32,083,123)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	1.70%	Receive	3-month LIBOR	10/04/17	USD	1,899,031	(53,802,150)
5-Year Interest Rate Swap	Citibank N.A.	Put	1.00%	Receive	6-month EURIBOR	10/23/17	EUR	75,380	(87,999)
5-Year Interest Rate Swap	Citibank N.A.	Put	0.50%	Receive	6-month EURIBOR	10/27/17	EUR	93,160	(378,375)
5-Year Interest Rate Swap	Citibank N.A.	Put	1.00%	Receive	6-month EURIBOR	10/27/17	EUR	186,350	(224,015)
5-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Put	0.95%	Receive	6-month EURIBOR	11/20/17	EUR	112,000	(173,893)
2-Year Interest Rate Swap	Goldman Sachs International	Put	2.10%	Receive	3-month LIBOR	11/22/17	USD	374,610	(1,320,343)
2-Year Interest Rate Swap	Citibank N.A.	Put	2.15%	Receive	3-month LIBOR	11/29/17	USD	375,210	(1,251,066)
2-Year Interest Rate Swap	Bank of America N.A.	Put	2.10%	Receive	3-month LIBOR	12/04/17	USD	189,210	(705,808)
2-Year Interest Rate Swap	Goldman Sachs International	Put	2.10%	Receive	3-month LIBOR	12/04/17	USD	185,420	(691,670)
5-Year Interest Rate Swap	Citibank N.A.	Put	1.00%	Receive	6-month EURIBOR	12/07/17	EUR	113,380	(173,870)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.50%	Receive	6-month EURIBOR	12/08/17	EUR	75,000	(370,846)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	1.00%	Receive	6-month EURIBOR	12/08/17	EUR	150,000	(230,986)
2-Year Interest Rate Swap	Citibank N.A.	Put	1.90%	Receive	3-month LIBOR	4/03/18	USD	561,400	(4,307,510)
5-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Put	0.75%	Receive	6-month EURIBOR	5/25/18	EUR	371,450	(2,150,393)
2-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	Put	1.75%	Receive	3-month LIBOR	6/11/18	USD	200,000	(2,129,410)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.40%	Receive	3-month LIBOR	12/07/18	USD	149,550	(2,754,476)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	75

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Barclays Bank PLC	Put	0.40%	Receive	6-month EURIBOR	7/08/19	EUR	38,463	$(175,966)
2-Year Interest Rate Swap	Barclays Bank PLC	Put	0.40%	Receive	6-month EURIBOR	7/08/19	EUR	409,745	(1,874,562)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	0.40%	Receive	6-month EURIBOR	7/08/19	EUR	38,215	(174,832)
Total									$(188,653,826)

Centrally Cleared Credit Default Swaps — Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
iTraxx Crossover Series 26 Version 1	5.00%	12/20/21	EUR	1,244	$ (2,116)
iTraxx Europe Series 26 Version 1	1.00%	12/20/21	EUR	600,158	2,533,227
Total					$2,531,111

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
iTraxx Europe Series 21 Version 1	1.00%	6/20/19	BBB+	EUR	9,633	$ 39,625
iTraxx Europe Series 23 Version 1	1.00%	6/20/20	BBB+	EUR	9,984	59,323
iTraxx Europe Series 25 Version 1	1.00%	6/20/21	BBB+	EUR	40,155	535,643
iTraxx Financials Series 25 Version 1	1.00%	6/20/21	A-	EUR	6,320	28,572
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	B+	USD	857,276	25,092,554
CDX.NA.IG Series 27 Version 1	1.00%	12/20/21	BBB+	USD	502,301	756,789
iTraxx Financials Series 26 Version 1	1.00%	12/20/21	A-	EUR	515,592	2,449,475
Total						$28,961,981

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.24%[1]	3-month Australian Bank Bill Rate	N/A	6/27/17	AUD	408,848	$ 325,545
2.23%[1]	6-month Australian Bank Bill Rate	N/A	6/27/17	AUD	822,309	570,397
2.25%[1]	3-month Australian Bank Bill Rate	N/A	7/01/17	AUD	819,945	1,407,694
1.72%[2]	3-month LIBOR	12/02/17[3]	12/02/19	USD	51,550	173,503
1.95%[2]	3-month LIBOR	12/16/17[3]	12/16/19	USD	142,460	(100,842)
2.06%[2]	3-month LIBOR	12/19/17[3]	12/19/19	USD	214,350	(609,047)
1.42%[2]	1-day Overnight Fed Funds Effective Rate	4/05/17[3]	5/31/21	USD	573,960	4,207,477
1.75%[2]	3-month LIBOR	4/05/17[3]	5/31/21	USD	367,120	2,995,164
1.12%[2]	3-month LIBOR	N/A	7/21/21	USD	49,970	1,583,215
1.17%[2]	3-month LIBOR	N/A	7/22/21	USD	625,000	18,327,416
1.24%[2]	3-month LIBOR	N/A	9/23/21	USD	1,279,790	36,702,958

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fixed Rate	Floating Rate	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.16%[2]	3-month LIBOR	N/A		10/03/21	USD	74,180	$ 2,584,803
3.53%[2]	UK RPI All Items Monthly	N/A		11/15/21	GBP	68,269	(192,716)
0.34%[2]	6-month EURIBOR	11/17/17[3]		11/17/22	EUR	49,300	(264,297)
0.38%[2]	6-month EURIBOR	12/08/17[3]		12/08/22	EUR	26,175	(172,449)
0.35%[1]	6-month EURIBOR	12/12/17[3]		12/12/22	EUR	24,490	120,497
2.40%[1]	3-month LIBOR	12/28/17[3]		12/28/22	USD	260,425	1,818,288
1.33%[2]	3-month LIBOR	N/A3		8/15/23	USD	250,000	12,401,662
1.34%[2]	3-month LIBOR	N/A3		8/15/23	USD	250,000	12,340,247
1.36%[2]	3-month LIBOR	N/A3		8/15/23	USD	250,000	11,971,918
1.37%[2]	3-month LIBOR	N/A3		8/15/23	USD	225,000	10,658,225
0.62%[2]	6-month EURIBOR	11/16/18[3]		11/16/23	EUR	104,620	(832,423)
2.13%[1]	3-month LIBOR	N/A		8/25/25	USD	19,850	(83,054)
2.27%[2]	3-month LIBOR	N/A		9/11/25	USD	15,182	(104,249)
0.94%[1]	6-month EURIBOR	N/A		12/09/25	EUR	44,550	1,665,518
0.94%[1]	6-month EURIBOR	N/A		12/09/25	EUR	28,140	1,058,687
0.94%[1]	6-month EURIBOR	N/A		12/09/25	EUR	28,130	1,059,643
1.53%[2]	3-month STIBOR	N/A		12/09/25	SEK	959,370	(5,362,957)
0.64%[2]	3-month STIBOR	N/A		9/09/26	SEK	412,430	1,697,520
1.62%[2]	3-month LIBOR	N/A		10/18/26	USD	97,057	5,981,712
0.09%[1]	6-month JPY LIBOR	N/A		11/02/26	JPY	19,319,000	(2,049,092)
1.76%[2]	3-month LIBOR	N/A		11/10/26	USD	450,600	22,464,988
3.57%[1]	UK RPI All Items Monthly	N/A		11/15/26	GBP	68,269	415,898
3.50%[1]	UK RPI All Items Monthly	N/A		11/15/26	GBP	60,680	(281,335)
2.60%[1]	3-month LIBOR	12/01/21[3]		12/01/26	USD	75,050	(433,310)
3.50%[1]	UK RPI All Items Monthly	N/A		12/15/26	GBP	60,000	(437,984)
2.37%[2]	3-month LIBOR	N/A		12/15/26	USD	148,875	(621,409)
2.44%[2]	3-month LIBOR	N/A		12/16/26	USD	15,851	(168,123)
2.52%[2]	3-month LIBOR	N/A		12/19/26	USD	17,675	(306,810)
7.85%[1]	28-day MXIBTIIE	3/15/17[3]		3/03/27	MXN	280,000	(129,841)
2.94%[2]	6-month WIBOR	3/15/17[3]		3/15/27	PLN	266,780	299,248
2.93%[2]	6-month WIBOR	3/15/17[3]		3/15/27	PLN	175,820	251,682
0.43%[1]	6-month JPY LIBOR	N/A		10/25/36	JPY	5,034,000	(1,883,328)
0.42%[1]	6-month JPY LIBOR	N/A		10/25/36	JPY	5,034,000	(1,924,791)
0.54%[2]	6-month JPY LIBOR	N/A		10/25/46	JPY	3,487,500	2,421,817
0.55%[2]	6-month JPY LIBOR	N/A		10/25/46	JPY	3,487,500	2,339,949
0.56%[2]	6-month JPY LIBOR	N/A		11/02/46	JPY	6,936,000	4,483,680
2.81%[2]	3-month LIBOR	12/28/17	[3]	12/28/47	USD	60,564	(2,148,813)
Total							$144,222,481

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

[3]	Forward swap.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	77

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase Bank N.A.	3/20/17	EUR	770	$ 29,608	$ 12,323	$ 17,285
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	3,000	(6,344)	23,547	(29,891)
Republic of Ireland	1.00%	Morgan Stanley Capital Services LLC	3/20/17	USD	7,500	(15,862)	59,901	(75,763)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse International	6/20/17	USD	86,815	(406,378)	(89)	(406,289)
Commonwealth of Australia	1.00%	UBS AG	6/20/17	USD	10,000	(48,930)	(3,417)	(45,513)
Hitachi Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/17	JPY	500,000	(41,688)	(31,975)	(9,713)
Government of Japan	1.00%	HSBC Bank USA N.A.	12/20/17	USD	10,000	(97,357)	(23,629)	(73,728)
Ricoh Co. Ltd.	1.00%	UBS AG	3/20/18	JPY	500,000	(51,243)	62,166	(113,409)
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	USD	9,050	(29,495)	134,285	(163,780)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	11,830	(834,771)	564,047	(1,398,818)
iTraxx Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/18	EUR	16,300	(159,198)	(148,859)	(10,339)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	7,475	(12,309)	39,247	(51,556)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	8,090	(13,321)	48,107	(61,428)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	8,095	(13,331)	36,958	(50,289)
iTraxx Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	9,590	(112,376)	(28,915)	(83,461)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	20,560	(240,923)	(60,775)	(180,148)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	11,700	(137,102)	(125,445)	(11,657)
JFE Holdings, Inc.	1.00%	Goldman Sachs International	3/20/19	JPY	1,000,000	(155,661)	(11,062)	(144,599)
Kawasaki Kisen Kaisha Ltd.	1.00%	Goldman Sachs International	3/20/19	JPY	277,000	(5,483)	31,924	(37,407)
Kawasaki Kisen Kaisha Ltd.	1.00%	Goldman Sachs International	3/20/19	JPY	223,000	(4,414)	26,800	(31,214)
Nippon Yusen Kabushiki Kaisha	1.00%	JPMorgan Chase Bank N.A.	6/20/19	JPY	500,000	(74,490)	(36,291)	(38,199)
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	5,765	132,341	92,058	40,283
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	61,427	226,354	374,418	(148,064)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	61,427	375,974	573,848	(197,874)
Banco Comercial Portugues SA	5.00%	BNP Paribas S.A.	12/20/20	EUR	738	57,555	(10,260)	67,815
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	8,220	(3,115)	167,881	(170,996)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	4,650	(1,762)	99,019	(100,781)
Standard Chartered PLC	1.00%	Goldman Sachs International	12/20/20	EUR	6,050	(2,294)	55,041	(57,335)
Standard Chartered PLC	1.00%	Morgan Stanley & Co. International PLC	12/20/20	EUR	2,410	(914)	52,319	(53,233)
Mitsubishi Corp.	1.00%	Barclays Bank PLC	12/20/20	JPY	475,732	(136,507)	(60,722)	(75,785)
Sumitomo Mitsui Banking Corp.	1.00%	Barclays Bank PLC	12/20/20	JPY	249,377	(66,066)	9,723	(75,789)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	320,235	(82,536)	(19,256)	(63,280)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(75,582)	(16,799)	(58,783)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(75,582)	(15,847)	(59,735)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(75,583)	(12,208)	(63,375)
Mitsubishi Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(84,147)	(33,083)	(51,064)
Mitsui & Co. Ltd.	1.00%	Goldman Sachs International	12/20/20	JPY	586,510	(157,733)	(25,994)	(131,739)

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Mitsui & Co. Ltd.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	$ (78,866)	$ (9,329)	$ (69,537)
Sumitomo Mitsui Banking Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	JPY	253,165	(67,070)	16,490	(83,560)
Westpac Banking Corp.	1.00%	Citibank N.A.	12/20/20	USD	10,000	(203,768)	(25,216)	(178,552)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	(178,583)	(2,858)	(175,725)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	12,048	(215,152)	(44,545)	(170,607)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	7,952	(142,015)	(32,391)	(109,624)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	11,500	(203,553)	(33,434)	(170,119)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	(177,002)	(21,444)	(155,558)
National Australia Bank Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	(180,924)	(10,823)	(170,101)
Continental AG	1.00%	Bank of America N.A.	6/20/21	EUR	6,615	(148,749)	(122,964)	(25,785)
Koninklijke DSM NV	1.00%	Bank of America N.A.	6/20/21	EUR	4,000	(129,148)	(126,110)	(3,038)
Wolters Kluwer NV	1.00%	Bank of America N.A.	6/20/21	EUR	5,500	(165,609)	(179,162)	13,553
BAE Systems PLC	1.00%	Barclays Bank PLC	6/20/21	EUR	1,580	(22,278)	(9,497)	(12,781)
BAE Systems PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	542	(7,643)	(2,042)	(5,601)
Groupe Auchan SA	1.00%	BNP Paribas S.A.	6/20/21	EUR	6,500	(161,490)	(157,606)	(3,884)
BAE Systems PLC	1.00%	Citibank N.A.	6/20/21	EUR	258	(3,638)	(614)	(3,024)
BAE Systems PLC	1.00%	Goldman Sachs International	6/20/21	EUR	2,570	(36,238)	(22,993)	(13,245)
Cable & Wireless International Finance BV	5.00%	Goldman Sachs International	6/20/21	EUR	1,500	(234,166)	(172,802)	(61,364)
BAE Systems PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	1,220	(17,202)	(10,243)	(6,959)
BAE Systems PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	560	(7,896)	(5,199)	(2,697)
BAE Systems PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	420	(5,923)	(2,914)	(3,009)
iTraxx Japan Series 25 Version 1	1.00%	Bank of America N.A.	6/20/21	JPY	1,230,769	(249,198)	(89,376)	(159,822)
iTraxx Japan Series 25 Version 1	1.00%	Bank of America N.A.	6/20/21	JPY	769,231	(155,748)	(59,213)	(96,535)
iTraxx Japan Series 25 Version 1	1.00%	Barclays Bank PLC	6/20/21	JPY	461,538	(93,449)	(36,568)	(56,881)
iTraxx Japan Series 25 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/21	JPY	769,231	(155,748)	(62,569)	(93,179)
iTraxx Japan Series 25 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/21	JPY	384,615	(77,875)	(38,010)	(39,865)
iTraxx Japan Series 25 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/21	JPY	384,615	(77,874)	(31,285)	(46,589)
Kingdom of Thailand	1.00%	Barclays Bank PLC	6/20/21	USD	7,691	(98,272)	(9,403)	(88,869)
Kingdom of Thailand	1.00%	BNP Paribas S.A.	6/20/21	USD	7,309	(93,394)	(17,906)	(75,488)
Kingdom of Thailand	1.00%	Citibank N.A.	6/20/21	USD	4,199	(53,653)	(6,711)	(46,942)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	5,401	(69,007)	(4,037)	(64,970)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	5,401	(69,006)	(1,742)	(67,264)
Banco Santander SA	1.00%	Bank of America N.A.	12/20/21	EUR	10,000	107,117	197,859	(90,742)
Koninklijke KPN NV	1.00%	Bank of America N.A.	12/20/21	EUR	4,470	(55,342)	(56,239)	897
Marks & Spencer PLC	1.00%	Bank of America N.A.	12/20/21	EUR	3,264	85,536	69,652	15,884
STMicroelectronics NV — ADR	1.00%	Bank of America N.A.	12/20/21	EUR	2,951	(12,963)	3,574	(16,537)
Valeo SA	1.00%	Bank of America N.A.	12/20/21	EUR	3,000	(70,156)	(57,919)	(12,237)
Akzo Nobel NV	1.00%	Barclays Bank PLC	12/20/21	EUR	1,912	(43,612)	(44,889)	1,277
BNP Paribas SA	1.00%	Barclays Bank PLC	12/20/21	EUR	6,240	(54,289)	(44,485)	(9,804)
Electricite de France SA	1.00%	Barclays Bank PLC	12/20/21	EUR	9,200	(40,309)	(94,020)	53,711
Koninklijke KPN NV	1.00%	Barclays Bank PLC	12/20/21	EUR	1,540	(19,066)	(18,288)	(778)
LafargeHolcim Ltd.	1.00%	Barclays Bank PLC	12/20/21	EUR	6,520	(42,197)	(20,647)	(21,550)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	79

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Marks & Spencer PLC	1.00%	Barclays Bank PLC	12/20/21	EUR	4,700	$ 123,167	$ 108,966	$ 14,201
Metro AG	1.00%	Barclays Bank PLC	12/20/21	EUR	2,960	44,132	27,632	16,500
Banco Bilbao Vizcaya Argentaria SA	1.00%	BNP Paribas S.A.	12/20/21	EUR	3,749	42,415	62,784	(20,369)
Banco Santander SA	1.00%	BNP Paribas S.A.	12/20/21	EUR	5,000	53,558	76,035	(22,477)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/21	EUR	1,600	(7,876)	(4,229)	(3,647)
iTraxx Financials Series 26 Version 1	1.00%	BNP Paribas S.A.	12/20/21	EUR	7,600	(28,207)	(9,671)	(18,536)
ITV PLC	5.00%	BNP Paribas S.A.	12/20/21	EUR	512	(97,238)	(108,323)	11,085
Lanxess AG	1.00%	BNP Paribas S.A.	12/20/21	EUR	3,287	(55,608)	(67,291)	11,683
Pernod-Ricard SA	1.00%	BNP Paribas S.A.	12/20/21	EUR	8,000	(190,674)	(199,729)	9,055
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/21	EUR	24,400	189,501	194,161	(4,660)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/21	EUR	11,375	88,344	104,149	(15,805)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/21	EUR	4,700	36,502	37,225	(723)
Statoil ASA	1.00%	BNP Paribas S.A.	12/20/21	EUR	1,600	(50,014)	(38,601)	(11,413)
TDC A/S	1.00%	BNP Paribas S.A.	12/20/21	EUR	2,200	6,998	79,789	(72,791)
Akzo Nobel NV	1.00%	Citibank N.A.	12/20/21	EUR	4,675	(106,636)	(108,837)	2,201
Assicurazioni Generali SpA	1.00%	Citibank N.A.	12/20/21	EUR	2,600	48,989	85,523	(36,534)
Banco Bilbao Vizcaya Argentaria SA	1.00%	Citibank N.A.	12/20/21	EUR	3,751	42,438	78,035	(35,597)
Barclays Bank PLC	1.00%	Citibank N.A.	12/20/21	EUR	12,920	(119,640)	70,130	(189,770)
Daimler AG	1.00%	Citibank N.A.	12/20/21	EUR	10,500	(246,879)	(291,851)	44,972
Iceland Bondco PLC	5.00%	Citibank N.A.	12/20/21	EUR	800	(18,093)	26,707	(44,800)
LafargeHolcim Ltd.	1.00%	Citibank N.A.	12/20/21	EUR	4,880	(31,583)	(23,496)	(8,087)
Lanxess AG	1.00%	Citibank N.A.	12/20/21	EUR	3,541	(59,904)	(69,503)	9,599
Solvay SA	1.00%	Citibank N.A.	12/20/21	EUR	4,250	(73,917)	(60,744)	(13,173)
Metro AG	1.00%	Credit Suisse International	12/20/21	EUR	2,970	44,281	29,340	14,941
PizzaExpress Financing 1 PLC	5.00%	Credit Suisse International	12/20/21	EUR	1,040	25,703	92,064	(66,361)
Techem GmbH	5.00%	Credit Suisse International	12/20/21	EUR	1,250	(228,694)	(230,419)	1,725
Total SA	1.00%	Credit Suisse International	12/20/21	EUR	2,898	(78,090)	(73,514)	(4,576)
Total SA	1.00%	Credit Suisse International	12/20/21	EUR	2,319	(62,488)	(59,564)	(2,924)
Galp Energia SGPS SA	5.00%	Goldman Sachs International	12/20/21	EUR	5,185	(896,269)	(920,848)	24,579
Louis Dreyfus Commodities BV	5.00%	Goldman Sachs International	12/20/21	EUR	1,992	(156,461)	(138,997)	(17,464)
Solvay SA	1.00%	Goldman Sachs International	12/20/21	EUR	4,250	(73,916)	(54,478)	(19,438)
Vodafone Group PLC	1.00%	Goldman Sachs International	12/20/21	EUR	10,540	(76,039)	(58,802)	(17,237)
Akzo Nobel NV	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	1,913	(43,635)	(42,798)	(837)
BNP Paribas SA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	2,667	(23,204)	(40,115)	16,911
Credit Agricole SA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	6,240	(86,296)	(56,899)	(29,397)
Ephios Holdco II PLC	5.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	1,400	(125,868)	(97,689)	(28,179)
Iberdrola SA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	2,500	(34,362)	(35,642)	1,280
Intesa Sanpaolo SpA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	4,160	82,185	128,740	(46,555)
ITV PLC	5.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	1,788	(339,571)	(382,813)	43,242
Koninklijke KPN NV	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	1,990	(24,638)	(17,067)	(7,571)
Ladbrokes PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	650	66,679	75,127	(8,448)
Monitchem HoldCo 3 SA	5.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	2,540	(187,185)	(52,233)	(134,952)
New Look Senior Issuer PLC	5.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	3,500	336,320	388,184	(51,864)
Société Générale SA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	6,240	(53,499)	(47,734)	(5,765)
Sol Melia Europe BV	5.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	2,875	(594,534)	(561,597)	(32,937)
Standard Chartered PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	8,368	64,990	57,889	7,101
Standard Chartered PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	1,770	111,723	131,157	(19,434)
Total SA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	3,293	(88,733)	(87,141)	(1,592)

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG ADR	1.00%	Société Générale	12/20/21	EUR	2,300	$ 21,161	$ 52,055	$ (30,894)
Galp Energia SGPS SA	5.00%	Société Générale	12/20/21	EUR	1,300	(224,715)	(227,344)	2,629
ITV PLC	5.00%	Société Générale	12/20/21	EUR	5,203	(988,138)	(1,137,732)	149,594
ITV PLC	5.00%	Société Générale	12/20/21	EUR	797	(151,364)	(174,279)	22,915
Republic of Argentina	5.00%	Bank of America N.A.	12/20/21	USD	3,499	(123,829)	(158,423)	34,594
Republic of South Africa	1.00%	Bank of America N.A.	12/20/21	USD	23,010	1,208,009	1,683,255	(475,246)
Republic of the Philippines	1.00%	Bank of America N.A.	12/20/21	USD	42,308	182,262	416,559	(234,297)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	24,061	844,951	1,406,441	(561,490)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	24,060	844,931	1,413,117	(568,186)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	24,055	844,755	1,406,114	(561,359)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	24,051	844,601	1,416,189	(571,588)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	24,050	844,579	1,412,529	(567,950)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	14,432	506,830	847,656	(340,826)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	2,595	91,130	151,688	(60,558)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	2,586	90,817	152,278	(61,461)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	2,585	90,779	151,104	(60,325)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	2,585	90,779	151,825	(61,046)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	2,585	90,779	151,825	(61,046)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	1,548	54,350	90,898	(36,548)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	260	9,131	15,271	(6,140)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	260	9,131	15,271	(6,140)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	258	9,072	15,100	(6,028)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	258	9,072	15,211	(6,139)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	258	9,072	15,100	(6,028)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	155	5,443	9,103	(3,660)
Ford Motor Co.	5.00%	Barclays Bank PLC	12/20/21	USD	9,750	(1,626,078)	(1,503,284)	(122,794)
Kingdom of Saudi Arabia	1.00%	Barclays Bank PLC	12/20/21	USD	9,200	(21,439)	124,088	(145,527)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/21	USD	138,375	7,264,592	10,064,307	(2,799,715)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/21	USD	20,250	1,063,111	1,244,783	(181,672)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/21	USD	220	11,550	16,001	(4,451)
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	37,712	162,466	162,196	270
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	21,547	92,825	96,470	(3,645)
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	13,467	58,016	50,897	7,119
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	10,773	46,413	40,718	5,695
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	5,387	23,206	20,359	2,847
Simon Property Group, Inc.	1.00%	Barclays Bank PLC	12/20/21	USD	9,700	(105,835)	(113,740)	7,905
Verizon Communications, Inc.	1.00%	Barclays Bank PLC	12/20/21	USD	12,400	(191,622)	(241,014)	49,392
Macy’s, Inc.	1.00%	BNP Paribas S.A.	12/20/21	USD	1,763	64,595	85,253	(20,658)
Republic of South Africa	1.00%	BNP Paribas S.A.	12/20/21	USD	9,015	473,281	659,476	(186,195)
Caterpillar, Inc.	1.00%	Citibank N.A.	12/20/21	USD	1,625	(31,972)	(19,052)	(12,920)
HP, Inc.	1.00%	Citibank N.A.	12/20/21	USD	9,750	42,119	113,125	(71,006)
Macy’s, Inc.	1.00%	Citibank N.A.	12/20/21	USD	2,938	107,659	146,752	(39,093)
Republic of Argentina	5.00%	Citibank N.A.	12/20/21	USD	30,251	(1,325,080)	(983,179)	(341,901)
Republic of South Africa	1.00%	Citibank N.A.	12/20/21	USD	56,330	2,957,286	4,120,718	(1,163,432)
Republic of South Africa	1.00%	Citibank N.A.	12/20/21	USD	1,065	55,912	77,011	(21,099)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	30,636	131,982	231,547	(99,565)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	15,609	67,246	66,265	981
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	7,638	32,906	18,641	14,265
Russian Federation	1.00%	Citibank N.A.	12/20/21	USD	3,300	115,888	166,883	(50,995)
Macquarie Bank Ltd.	1.00%	Deutsche Bank AG	12/20/21	USD	2,300	35,422	59,029	(23,607)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	81

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
National Australia Bank Ltd.	1.00%	Deutsche Bank AG	12/20/21	USD	18,870	$ (284,066)	$ (285,223)	$ 1,157
Ally Financial, Inc.	5.00%	Goldman Sachs International	12/20/21	USD	4,940	(604,274)	(467,186)	(137,088)
Caterpillar, Inc.	1.00%	Goldman Sachs International	12/20/21	USD	3,250	(63,942)	(38,080)	(25,862)
People’s Republic of China	1.00%	Goldman Sachs International	12/20/21	USD	6,400	51,591	21,216	30,375
Republic of South Africa	1.00%	Goldman Sachs International	12/20/21	USD	14,076	738,954	1,023,741	(284,787)
Southwest Airlines Co.	1.00%	Goldman Sachs International	12/20/21	USD	12,100	(260,707)	(142,372)	(118,335)
Whirlpool Corp.	1.00%	Goldman Sachs International	12/20/21	USD	9,700	(91,199)	(44,573)	(46,626)
Republic of South Africa	1.00%	HSBC Bank PLC	12/20/21	USD	32,405	1,701,240	2,391,914	(690,674)
AutoZone, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	12,100	(384,756)	(300,330)	(84,426)
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	15,500	(304,958)	(197,204)	(107,754)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	9,985	(145,960)	(145,763)	(197)
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	4,700	62,384	86,921	(24,537)
People’s Republic of China	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	13,200	106,407	49,889	56,518
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	58,364	3,064,070	4,269,512	(1,205,442)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	14,308	61,639	61,537	102
Russian Federation	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	14,000	491,647	792,422	(300,775)
Sempra Energy	1.00%	Morgan Stanley & Co. International PLC	12/20/21	USD	9,700	(243,891)	(245,255)	1,364
Caterpillar, Inc.	1.00%	Morgan Stanley Capital Services LLC	12/20/21	USD	5,000	(98,374)	(68,357)	(30,017)
Halliburton Co.	1.00%	Morgan Stanley Capital Services LLC	12/20/21	USD	25,400	(316,848)	132,894	(449,742)
Republic of the Philippines	1.00%	UBS AG	12/20/21	USD	13,300	57,299	50,268	7,031
CMBX.NA Series 7 AA	1.50%	Goldman Sachs International	1/17/47	USD	2,292	27,230	157,629	(130,399)
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	9,400	107,538	221,577	(114,039)
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	8,000	91,301	356,928	(265,627)
CMBX.NA Series 8 AAA	0.50%	Morgan Stanley & Co. International PLC	10/17/57	USD	5,980	68,413	138,759	(70,346)
CMBX.NA Series 8 AAA	0.50%	Morgan Stanley & Co. International PLC	10/17/57	USD	4,830	55,257	108,154	(52,897)
CMBX.NA Series 9 AAA	0.50%	Goldman Sachs International	9/17/58	USD	4,680	102,488	151,498	(49,010)
CMBX.NA Series 9 A	2.00%	J.P. Morgan Securities LLC	9/17/58	USD	2,050	114,698	285,982	(171,284)
CMBX.NA Series 9 A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	USD	6,070	339,617	779,697	(440,080)
CMBX.NA Series 6 AAA	0.50%	Deutsche Bank AG	5/11/63	USD	19,431	6,639	6,450	189
CMBX.NA Series 6 AAA	0.50%	Deutsche Bank AG	5/11/63	USD	16,942	5,788	(5,691)	11,479
CMBX.NA Series 6 AAA	0.50%	Deutsche Bank AG	5/11/63	USD	12,204	4,170	2,445	1,725
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	2,440	137,730	160,908	(23,178)
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	2,440	137,730	160,908	(23,178)
CMBX.NA Series 6 BBB-	3.00%	Morgan Stanley & Co. International PLC	5/11/63	USD	2,440	137,730	147,885	(10,155)
Total						$10,612,713	$31,928,241	$(21,315,528)

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 18 Version 1	1.00%	Citibank N.A.	6/20/17	BBB+	USD	86,815	$ 406,378	$8,172	$ 398,206
SAS AB	5.00%	Goldman Sachs International	12/20/17	Not Rated	EUR	920	(1,915)	(19,579)	17,664
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	BBB-	EUR	6,750	36,052	(130,264)	166,316
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	BBB-	USD	105	342	(2,042)	2,384
iTraxx Sub Financials Series 19 Version 1	5.00%	Citibank N.A.	6/20/18	BBB	EUR	11,700	748,910	805,491	(56,581)
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB	EUR	7,670	638,342	881,761	(243,419)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	10,970	912,987	1,249,744	(336,757)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	9,100	757,355	808,291	(50,936)
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB	EUR	5,480	456,077	627,148	(171,071)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	1,630	158,262	173,081	(14,819)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	1,630	158,262	176,444	(18,182)
SAS AB	5.00%	Goldman Sachs International	6/20/19	Not Rated	EUR	3,400	(128,239)	(241,020)	112,781
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	61,427	(226,355)	(433,999)	207,644
People’s Republic of China	1.00%	Barclays Bank PLC	9/20/20	AA-	USD	10,000	37,095	(60,229)	97,324
People’s Republic of China	1.00%	Goldman Sachs International	9/20/20	AA-	USD	10,000	37,095	(63,689)	100,784
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	61,427	(375,974)	(499,920)	123,946
Fiat Industrial Finance Europe SA	5.00%	BNP Paribas S.A.	12/20/20	BB+	EUR	255	35,553	23,586	11,967
iTraxx Asia ex-Japan IG Series 24 Version 1	1.00%	Goldman Sachs International	12/20/20	A-	USD	20,000	109,704	(443,006)	552,710
Republic of Indonesia	1.00%	HSBC Bank PLC	12/20/20	BB+	USD	20,000	(203,771)	(1,080,487)	876,716
CNH Industrial NV	5.00%	Goldman Sachs International	6/20/21	BB+	EUR	500	72,404	44,544	27,860
Credit Suisse Group AG	1.00%	Citibank N.A.	6/20/21	BBB+	EUR	10,620	(58,740)	(176,089)	117,349
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/21	BBB+	EUR	2,400	(66,977)	(115,968)	48,991
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/21	BBB+	EUR	1,000	(27,907)	(47,650)	19,743
Deutsche Bank AG	1.00%	BNP Paribas S.A.	6/20/21	BBB+	EUR	2,200	(61,396)	(118,425)	57,029
Federative Republic of Brazil	1.00%	Citibank N.A.	6/20/21	BB	USD	1,400	(86,337)	(89,506)	3,169
Rolls-Royce PLC	1.00%	Barclays Bank PLC	6/20/21	A-	EUR	3,170	(10,125)	(75,123)	64,998
Rolls-Royce PLC	1.00%	Goldman Sachs International	6/20/21	A-	EUR	542	(1,732)	(15,007)	13,275
Rolls-Royce PLC	1.00%	Goldman Sachs International	6/20/21	A-	EUR	258	(824)	(7,589)	6,765
Rolls-Royce PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	A-	EUR	1,220	(3,897)	(16,306)	12,409
Rolls-Royce PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	A-	EUR	1,120	(3,578)	(17,931)	14,353
Rolls-Royce PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	A-	EUR	840	(2,683)	(16,435)	13,752
Telecom Italia SpA	1.00%	BNP Paribas S.A.	6/20/21	BB+	EUR	3,400	(174,532)	(129,218)	(45,314)
Telecom Italia SpA	1.00%	BNP Paribas S.A.	6/20/21	BB+	EUR	2,290	(117,553)	(99,027)	(18,526)
Telecom Italia SpA	1.00%	Citibank N.A.	6/20/21	BB+	EUR	1,090	(55,953)	(59,688)	3,735
UniCredit SpA	1.00%	Barclays Bank PLC	6/20/21	BBB-	EUR	2,400	(69,212)	(74,018)	4,806
UniCredit SpA	1.00%	Barclays Bank PLC	6/20/21	BBB-	EUR	1,000	(28,838)	(31,302)	2,464
UniCredit SpA	1.00%	Citibank N.A.	6/20/21	BBB-	EUR	5,400	(155,727)	(289,008)	133,281
UniCredit SpA	1.00%	Citibank N.A.	6/20/21	BBB-	EUR	3,130	(90,264)	(167,522)	77,258
UniCredit SpA	1.00%	Citibank N.A.	6/20/21	BBB-	EUR	2,300	(66,329)	(133,237)	66,908

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	83

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
UniCredit SpA	1.00%	Citibank N.A.	6/20/21	BBB-	EUR	1,600	$ (46,141)	$(52,391)	$ 6,250
Anadarko Petroleum Corp.	1.00%	Goldman Sachs International	12/20/21	BBB	USD	25,000	(379,891)	(681,915)	302,024
BHP Billiton Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	A	USD	35,300	(161,801)	(472,938)	311,137
Dell, Inc.	1.00%	Goldman Sachs International	12/20/21	BB-	USD	4,875	(351,822)	(408,522)	56,700
Deutsche Bank AG	1.00%	Bank of America N.A.	12/20/21	BBB+	EUR	5,000	(170,893)	(336,537)	165,644
Deutsche Bank AG	1.00%	Barclays Bank PLC	12/20/21	BBB+	EUR	3,400	(116,208)	(186,388)	70,180
Deutsche Bank AG	1.00%	Barclays Bank PLC	12/20/21	BBB+	EUR	1,100	(37,597)	(60,302)	22,705
Deutsche Bank AG	1.00%	BNP Paribas S.A.	12/20/21	BBB+	EUR	828	(28,300)	(40,123)	11,823
Deutsche Bank AG	1.00%	BNP Paribas S.A.	12/20/21	BBB+	EUR	729	(24,916)	(35,326)	10,410
Deutsche Bank AG	1.00%	Goldman Sachs International	12/20/21	BBB+	EUR	5,001	(170,928)	(343,918)	172,990
Deutsche Bank AG	1.00%	JPMorgan Chase Bank N.A.	12/20/21	BBB+	EUR	1,324	(45,252)	(63,013)	17,761
Deutsche Bank AG	1.00%	JPMorgan Chase Bank N.A.	12/20/21	BBB+	EUR	1,167	(39,886)	(55,541)	15,655
Deutsche Bank AG	1.00%	JPMorgan Chase Bank N.A.	12/20/21	BBB+	EUR	1,048	(35,820)	(49,878)	14,058
Deutsche Bank AG	1.00%	JPMorgan Chase Bank N.A.	12/20/21	BBB+	EUR	924	(31,581)	(43,976)	12,395
Devon Energy Corp.	1.00%	Goldman Sachs International	12/20/21	BBB	USD	25,000	(459,052)	(758,981)	299,929
Enel SpA	1.00%	Goldman Sachs International	12/20/21	BBB	EUR	1,250	5,013	(3,279)	8,292
Federative Republic of Brazil	1.00%	Barclays Bank PLC	12/20/21	BB	USD	20,250	(1,597,702)	(1,806,922)	209,220
Fiat Chrysler Automobiles NV	5.00%	Citibank N.A.	12/20/21	BB	EUR	320	20,153	22,906	(2,753)
Hertz Global Holdings, Inc.	5.00%	Barclays Bank PLC	12/20/21	B	USD	2,428	(69,666)	114,863	(184,529)
Hertz Global Holdings, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/21	B	USD	4,850	(139,161)	245,504	(384,665)
iTraxx Sub Financials Series 26 Version 1	1.00%	BNP Paribas S.A.	12/20/21	BBB	EUR	37,000	(2,218,835)	(2,329,249)	110,414
Peugeot SA	5.00%	BNP Paribas S.A.	12/20/21	Not Rated	EUR	350	54,762	51,287	3,475
Repsol International Finance BV	1.00%	Barclays Bank PLC	12/20/21	BBB-	EUR	2,199	(28,008)	(54,420)	26,412
Repsol International Finance BV	1.00%	Barclays Bank PLC	12/20/21	BBB-	EUR	1,571	(20,009)	(38,878)	18,869
Repsol International Finance BV	1.00%	Barclays Bank PLC	12/20/21	BBB-	EUR	1,300	(16,558)	(15,975)	(583)
Repsol International Finance BV	1.00%	BNP Paribas S.A.	12/20/21	BBB-	EUR	1,415	(18,022)	(46,805)	28,783
Repsol International Finance BV	1.00%	Société Générale	12/20/21	BBB-	EUR	1,300	(16,558)	(48,882)	32,324
Republic of Indonesia	1.00%	Citibank N.A.	12/20/21	BB+	USD	6,640	(175,058)	(296,797)	121,739
Royal Dutch Shell PLC	1.00%	Credit Suisse International	12/20/21	A	EUR	2,898	38,668	36,964	1,704
Royal Dutch Shell PLC	1.00%	Credit Suisse International	12/20/21	A	EUR	2,319	30,943	30,018	925
Royal Dutch Shell PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/21	A	EUR	3,293	43,939	46,422	(2,483)
Tesco PLC	1.00%	Barclays Bank PLC	12/20/21	BB+	EUR	2,960	(143,095)	(183,023)	39,928
Tesco PLC	1.00%	Citibank N.A.	12/20/21	BB+	EUR	2,970	(143,578)	(183,747)	40,169
UniCredit SpA	1.00%	Barclays Bank PLC	12/20/21	BBB-	EUR	350	(13,035)	(20,309)	7,274
UniCredit SpA	1.00%	BNP Paribas S.A.	12/20/21	BBB-	EUR	1,607	(59,848)	(74,226)	14,378
UniCredit SpA	1.00%	BNP Paribas S.A.	12/20/21	BBB-	EUR	130	(4,826)	(5,986)	1,160
UniCredit SpA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	BBB-	EUR	6,400	(238,356)	(371,370)	133,014
UniCredit SpA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	BBB-	EUR	6,220	(231,652)	(360,789)	129,137

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
UniCredit SpA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	BBB-	EUR	2,300	$ (85,659)	$ (126,889)	$ 41,230
UniCredit SpA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	BBB-	EUR	100	(3,724)	(5,517)	1,793
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	4,575	(53,680)	(228,840)	175,160
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	4,940	(57,962)	(260,950)	202,988
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	4,935	(57,903)	(242,226)	184,323
CMBX.NA Series 7 AA	1.50%	Credit Suisse International	1/17/47	AA-	USD	2,292	(27,230)	(184,979)	157,749
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB+	USD	1,925	(47,938)	(260,586)	212,648
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	1,510	(76,828)	(131,632)	54,804
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	150	(7,632)	(18,441)	10,809
CMBX.NA Series 9 A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	3,860	(215,967)	(422,299)	206,332
CMBX.NA Series 9 A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	3,681	(205,930)	(388,533)	182,603
CMBX.NA Series 9 A	2.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	1,871	(104,703)	(234,635)	129,932
CMBX.NA Series 6 BBB-	3.00%	Credit Suisse International	5/11/63	BBB-	USD	2,440	(137,696)	(207,005)	69,309
Total							$(5,577,469)	$(11,449,996)	$5,872,527

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.94%[1]	3-month KRW Certificate of Deposit	Bank of America N.A.	N/A	2/10/17	KRW	114,660,301	$ 133,015	$ 531	$ 132,484
1.91%[1]	3-month KRW Certificate of Deposit	Barclays Bank PLC	N/A	2/10/17	KRW	89,180,233	99,187	463	98,724
1.94%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	2/10/17	KRW	222,950,584	260,783	1,007	259,776
1.91%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	2/10/17	KRW	87,587,729	97,413	455	96,958
1.96%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	2/11/17	KRW	160,621,152	194,857	646	194,211
1.82%[1]	3-month KRW Certificate of Deposit	JPMorgan Chase Bank N.A.	N/A	3/13/17	KRW	160,000,000	93,212	1,051	92,161
13.13%[2]	1-day BZDIOVER	Bank of America N.A.	N/A	7/03/17	BRL	242,405	(78,664)	—	(78,664)
12.93%[2]	1-day BZDIOVER	Citibank N.A.	N/A	7/03/17	BRL	484,655	(7,702)	—	(7,702)
13.11%[2]	1-day BZDIOVER	Citibank N.A.	N/A	7/03/17	BRL	290,927	(81,145)	—	(81,145)
12.85%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	7/03/17	BRL	564,313	(56,124)	—	(56,124)
1.92%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	N/A	11/10/17	KRW	89,814,566	337,824	101,585	236,239
1.69%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	N/A	11/10/17	KRW	89,814,566	(167,161)	—	(167,161)
4.30%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/07/17	MXN	195,818	239,199	153	239,046
12.10%[2]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/18	BRL	547,336	(389,292)	—	(389,292)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	85

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.08%[2]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/18	BRL	440,058	$ (283,569)	—	$ (283,569)
4.55%[2]	28-day MXIBTIIE	Barclays Bank PLC	N/A	3/21/18	MXN	338,099	492,594	$ 2,314	490,280
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	11/01/18	MXN	239,344	476,670	435	476,235
7.07%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	11/21/18	MXN	1,408,144	(166,627)	—	(166,627)
7.04%[1]	28-day MXIBTIIE	Goldman Sachs International	N/A	11/21/18	MXN	3,018,815	(436,798)	—	(436,798)
7.06%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A	11/21/18	MXN	1,689,773	(229,798)	—	(229,798)
7.00%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A	11/21/18	MXN	1,427,628	(256,744)	—	(256,744)
7.10%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	11/22/18	MXN	1,689,773	(158,981)	(3,262)	(155,719)
6.98%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	11/28/18	MXN	2,403,200	(506,352)	(4,338)	(502,014)
7.00%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A	11/28/18	MXN	1,418,575	(273,999)	(2,597)	(271,402)
6.98%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A	11/28/18	MXN	1,363,292	(287,245)	(2,461)	(284,784)
6.92%[1]	28-day MXIBTIIE	UBS AG	N/A	11/28/18	MXN	2,030,153	(534,629)	(3,509)	(531,120)
6.94%[1]	28-day MXIBTIIE	BNP Paribas S.A.	N/A	11/29/18	MXN	3,818,847	(945,658)	(6,771)	(938,887)
6.85%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A	11/29/18	MXN	2,860,573	(934,204)	(4,738)	(929,466)
6.93%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	11/30/18	MXN	2,058,531	(531,314)	(10,669)	(520,645)
6.89%[1]	28-day MXIBTIIE	Goldman Sachs International	N/A	11/30/18	MXN	1,509,407	(442,536)	(7,591)	(434,945)
4.77%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	12/05/18	MXN	132,651	290,503	207	290,296
4.70%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/06/18	MXN	132,651	299,158	196	298,962
4.76%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	12/06/18	MXN	132,651	291,886	204	291,682
12.46%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/19	BRL	196,984	1,171,897	—	1,171,897
3.04%[1]	7-day China Fixing Repo Rates	Citibank N.A.	3/15/17[3]	3/15/19	CNY	420,000	(528,419)	—	(528,419)
1.29%[1]	3-month KRW Certificate of Deposit	Citibank N.A.	N/A	12/21/19	KRW	107,037,820	(720,402)	—	(720,402)
1.28%[1]	3-month KRW Certificate of Deposit	HSBC Bank PLC	N/A	12/21/19	KRW	107,037,820	(726,904)	—	(726,904)
11.00%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/20	BRL	114,850	(252,878)	—	(252,878)
11.80%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/20	BRL	60,209	319,540	—	319,540
11.81%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/20	BRL	60,209	324,887	—	324,887
11.03%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/20	BRL	109,014	(210,737)	—	(210,737)
11.77%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/20	BRL	84,692	426,918	—	426,918
12.10%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/20	BRL	65,297	522,057	—	522,057
11.02%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/20	BRL	61,193	(125,772)	—	(125,772)
11.10%[1]	1-day BZDIOVER	Goldman Sachs International	N/A	1/02/20	BRL	204,586	(339,022)	—	(339,022)
11.10%[1]	1-day BZDIOVER	Goldman Sachs International	N/A	1/02/20	BRL	56,122	(91,978)	—	(91,978)
11.88%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/20	BRL	155,927	804,435	—	804,435
12.17%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/20	BRL	115,445	995,091	—	995,091
11.04%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/20	BRL	110,849	(207,935)	—	(207,935)

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.01%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/20	BRL	84,588		$ 606,171	—	$ 606,171
10.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/20	BRL	57,434		(138,651)	—	(138,651)
11.38%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/20	BRL	—	[4]	—	—	—
1.41%[1]	3-month KRW Certificate of Deposit	Bank of America N.A.	3/15/17[3]	3/15/20	KRW	110,000,000		(458,743)	—	(458,743)
1.35%[1]	3-month KRW Certificate of Deposit	HSBC Bank PLC	3/15/17[3]	3/15/20	KRW	110,000,000		(618,306)	—	(618,306)
12.24%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/21	BRL	121,123		1,161,585	—	1,161,585
12.17%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/21	BRL	117,030		1,015,629	—	1,015,629
3.27%[2]	3-month LIBOR	Deutsche Bank AG	N/A	5/16/21	USD	5,230		(321,396)	—	(321,396)
12.47%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/23	BRL	50,767		868,687	—	868,687
12.27%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/23	BRL	69,853		909,209	—	909,209
12.40%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/23	BRL	58,951		924,288	—	924,288
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	7/17/25	MXN	301,428		(1,402,879)	$(1,359)	(1,401,520)
6.32%[1]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	N/A	7/17/25	MXN	604,966		(2,824,804)	(2,723)	(2,822,081)
6.32%[1]	28-day MXIBTIIE	Goldman Sachs International	N/A	8/06/25	MXN	904,077		(4,240,517)	(4,026)	(4,236,491)
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	309,728		1,466,023	1,327	1,464,696
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	309,728		1,466,023	1,327	1,464,696
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	N/A	8/11/25	MXN	1,149,713		5,453,493	4,923	5,448,570
6.27%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/05/25	MXN	35,971		(180,703)	(451)	(180,252)
6.02%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	3/24/26	MXN	969,089		(5,799,539)	(2,772)	(5,796,767)
7.78%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	11/11/26	MXN	365,745		159,710	—	159,710
7.78%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A	11/11/26	MXN	433,669		193,641	—	193,641
7.80%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A	11/11/26	MXN	218,002		80,359	—	80,359
8.71%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	N/A	11/14/26	ZAR	276,710		(566,135)	1,421	(567,556)
8.71%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	N/A	11/14/26	ZAR	232,870		(476,441)	1,196	(477,637)
7.69%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	11/18/26	MXN	152,568		115,827	430	115,397
7.69%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A	11/18/26	MXN	352,683		267,751	995	266,756
7.64%[2]	28-day MXIBTIIE	UBS AG	N/A	11/18/26	MXN	517,782		480,217	1,434	478,783
7.71%[2]	28-day MXIBTIIE	BNP Paribas S.A.	N/A	11/19/26	MXN	1,002,958		696,678	2,882	693,796
7.77%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	11/20/26	MXN	533,201		264,120	4,641	259,479
7.75%[2]	28-day MXIBTIIE	Goldman Sachs International	N/A	11/20/26	MXN	380,153		220,278	3,271	217,007
2.19%[2]	6-month BUBOR	JPMorgan Chase Bank N.A.	3/15/17[3]	3/15/27	HUF	16,336,015		1,222,825	—	1,222,825
1.88%[2]	3-month KRW Certificate of Deposit	Citibank N.A.	3/15/17[3]	3/15/27	KRW	34,578,705		(80,999)	—	(80,999)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	87

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.91%[2]	3-month KRW Certificate of Deposit	Goldman Sachs International	3/15/17[3]	3/15/27	KRW	17,289,350	$(83,008)	—	$ (83,008)
1.90%[2]	3-month KRW Certificate of Deposit	HSBC Bank PLC	3/15/17[3]	3/15/27	KRW	17,289,355	(69,929)	—	(69,929)
Total							$(1,790,999)	$75,827	$(1,866,826)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

[3]	Forward swap.

[4]	Amount is less than $500.

OTC Total Return Swaps

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Aetna, Inc.	3-month LIBOR plus 0.20%[1]	Merrill Lynch International	3/15/17	USD	39,617	[2]	$ (36,028)	—	$ (36,028)
Aetna, Inc.	3-month LIBOR plus 0.20%[1]	Merrill Lynch International	3/15/17	USD	39,617	[2]	(142,583)	—	(142,583)
Centene Corp.	3-month LIBOR plus 0.20%[1]	Merrill Lynch International	3/15/17	USD	106,661	[2]	22,096	—	22,096
Centene Corp.	3-month LIBOR plus 0.20%[1]	Merrill Lynch International	3/15/17	USD	106,661	[2]	(9,776)	—	(9,776)
Utilities Seclect Sector SPDR Fund	1-month LIBOR minus 0.05%[3]	UBS AG	3/15/17	USD	514,936	[2]	(377,908)	—	(377,908)
Euro STOXX Bank March 2017	EUR 43,421,541[4]	Morgan Stanley & Co. International PLC	3/17/17	EUR	7,319	[2]	(598,745)	—	(598,745)
iShares JPMorgan USD Emerging Markets Bond ETF	1-month LIBOR plus 0.20%[5]	Citibank N.A.	3/22/17	USD	680,000	[2]	198,013	—	198,013
iBoxx USD Liquid High Yield Index	3-month LIBOR[5]	Citibank N.A.	6/20/17	USD	73,509		292,581	$(154,013)	446,594
iBoxx USD Liquid High Yield Index	3-month LIBOR[5]	Goldman Sachs International	6/20/17	USD	75,210		233,209	(162,949)	396,158
Hertz Rental Car Holding Co.	3-month LIBOR minus 0.30%[4]	Merrill Lynch International	10/26/17	USD	15,000	[2]	189,227	—	189,227
iShares iBoxx High Yield Corp Bond Index	1-month LIBOR minus 3.00%[3]	Merrill Lynch International	10/27/17	USD	35,000	[2]	(58,260)	—	(58,260)
iShares iBoxx High Yield Corp Bond Index	1-month LIBOR minus 0.50%[3]	Merrill Lynch International	11/01/17	USD	12,500	[2]	(24,521)	—	(24,521)
iShares iBoxx High Yield Corp Bond Index	1-month LIBOR minus 1.60%[3]	Citibank N.A.	11/11/17	USD	30,000	[2]	(15,067)	—	(15,067)
Mallinckrodt PLC	3-month LIBOR minus 0.60%[3]	BNP Paribas S.A.	11/16/17	USD	6,500	[2]	81,094	—	81,094
iShares Russell 2000 ETF	1-month LIBOR minus 0.60%[3]	Citibank N.A.	11/17/17	USD	10,000	[2]	19,545	—	19,545
iShares Russell 2000 ETF	1-month LIBOR minus 0.50%[3]	Citibank N.A.	12/02/17	USD	25,000	[2]	(99,527)	—	(99,527)
Alere, Inc.	3-month LIBOR minus 0.30%[3]	Merrill Lynch International	12/07/17	USD	4,000	[2]	(8,310)	—	(8,310)
Ally Financial, Inc.	1-month LIBOR minus 0.35%[3]	Citibank N.A.	12/21/17	USD	35,000	[2]	23,960	—	23,960
Western Digital Corp.	3-month LIBOR minus 0.30%[3]	Merrill Lynch International	12/29/17	USD	10,000	[2]	1,750	—	1,750

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.90%[6]	Bank of America N.A.	2/15/45	USD	30,035	$(3,710,143)	53,211	$(3,763,354)
Total						$(4,019,393)	$(263,751)	$(3,755,642)

[1]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

[2]	Contract amount shown.

[3]	Fund pays the total return of the reference entity and receives the floating rate.

[4]	Fund receives the total return of the reference entity and pays the fixed rate. Net payment made at termination.

[5]	Fund receives the total return of the reference entity and pays the floating rate.

[6]	Fund pays the total return of the reference entity and receives the floating rate.

Reference Entity	Counterparty	Expiration Date	Net Notional Amount		Unrealized Appreciation	Net Value of Reference Entities
Equity Securities Long/Short[1]	Bank of America N.A.	4/17/17	USD	4,464,100	$498,499[2]	$(3,929,554)

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 25-122 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:

EUR 1 Month
EUR 1 Week
GBP 1 Week

[2]	Amount includes $(36,047) of dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America N.A., as of December 31, 2016, expiration date 4/17/17:

	Shares	Value
Reference Entity — Long
Eurobank Ergasias SA	1,688,592	$1,144,637
Hellenic Telecommunications Organization SA	398,001	3,737,768
National Bank of Greece SA	4,893,153	1,276,995
Total Reference Entity — Long		6,159,400

	Shares	Value
Reference Entity — Short
Anglo American PLC	(68,895)	$(973,412)
APERAM SA	(96,349)	(4,396,992)
ArcelorMittal	(253,459)	(1,862,300)
Deutsche Bank AG	(72,608)	(1,317,066)
Tullow Oil PLC	(399,315)	(1,539,184)
Total Reference Entity — Short		(10,088,954)
Net Value of Reference Entity — Bank of America N.A.		$(3,929,554)

Transactions in Options Written for the Year Ended December 31, 2016

	Calls
		Notional (000)
	Number of Contracts	AUD	EUR	GBP	JPY	USD	Premiums Received

Outstanding options, beginning of year	157,500,879	—	767,633	—	17,224,314	7,785,589	$54,930,267
Options written	131,087,766	46,800	6,099,092	442,530	12,386,088	22,326,229	355,121,853
Options exercised	(7,549)	—	(789,060)	—	(28,320,184)	(1,925,552)	(41,768,089)
Options expired	(287,783,225)	(46,800)	(2,825,894)	(143,100)	(1,290,218)	(11,704,567)	(108,827,040)
Options closed	(750,195)	—	(2,530,961)	(299,430)	—	(12,363,675)	(206,569,262)

Outstanding options, end of year	47,676	—	720,810	—	—	4,118,024	$52,887,729

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	89

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

	Puts
		Notional (000)
	Number of Contracts	AUD	CAD	CHF	EUR	GBP	USD	Premiums Received

Outstanding options, beginning of year	—	165,020	34,125	399,675	5,002,806	163,510	752,800	$51,776,425
Options written	1,190,695	1,857,585	—	370,838	3,476,514	3,067,934	31,907,045	332,799,327
Options exercised	(17)	(524,580)	—	(398,000)	(325,723)	(1,170,570)	(1,508,360)	(52,996,490)
Options expired	(363,910)	(1,218,903)	—	(23,838)	(4,996,765)	(1,528,064)	(1,049,402)	(50,576,819)
Options closed	(724,016)	(279,122)	(34,125)	(348,675)	(548,743)	(532,810)	(19,372,134)	(194,238,323)

Outstanding options, end of year	102,752	—	—	—	2,608,089	—	10,729,949	$86,764,120

As of period end, the value of portfolio securities subject to covered call options written was $50,287,895.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	$315,775	—	$ 5,895,648	—	$ 11,099,138	—	$ 17,310,561
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$125,390,951	—	—	125,390,951
Options purchased	Investments at value - unaffiliated[2]	—	$ 25,190	48,157,118	40,788,231	192,424,335	—	281,394,874
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	58,314,363	1,876,936	—	25,446,257	$ 53,211	85,690,767
Swaps - centrally cleared	Net unrealized appreciation[1]	—	31,495,208	—	—	161,913,453	415,898	193,824,559

Total		$315,775	$89,834,761	$55,929,702	$166,179,182	$390,883,183	$ 469,109	$703,611,712

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	$219,635	—	$ 226,348	—	$ 24,875,159	—	$ 25,321,142
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$ 37,546,118	—	—	37,546,118
Options written	Options written at value	—	$ 1,705,243	3,240,662	23,564,775	191,288,264	—	219,798,944
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	53,279,119	1,687,687	—	27,237,256	$3,763,354	85,967,416
Swaps - centrally cleared	Net unrealized depreciation[1]	—	2,116	—	—	17,194,835	912,035	18,108,986

Total		$219,635	$54,986,478	$ 5,154,697	$ 61,110,893	$260,595,514	$4,675,389	$386,742,606

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$(7,479,618)	—	$ 6,225,143	$ (325,040)	$ 56,596,175	—	$ 55,016,660
Forward foreign currency exchange contracts	—	—	—	32,478,574	—	—	32,478,574
Interest rate caps	—	—	—	—	(808,271)	—	(808,271)
Options purchased[1]	—	$ (631,958)	(130,744,631)	(123,718,625)	(52,688,182)	—	(307,783,396)
Options written	—	758,115	50,028,989	94,505,769	19,152,299	—	164,445,172
Swaps	—	10,327,325	3,541,948	—	(15,226,998)	$199,249	(1,158,476)

Total	$(7,479,618)	$10,453,482	$ (70,948,551)	$ 2,940,678	$ 7,025,023	$199,249	$ (57,809,737)

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(525,431)	—	$ 6,390,060	—	$ (39,333,645)	—	$ (33,469,016)
Forward foreign currency exchange contracts	—	—	—	$199,644,215	—	—	199,644,215
Interest rate caps	—	—	—	—	530,028	—	530,028
Options purchased[2]	—	$ (1,167,921)	(15,720,055)	20,864,150	125,678,782	—	129,654,956
Options written	—	(1,189,062)	13,280,285	(12,234,286)	(111,663,808)	—	(111,806,871)
Swaps	—	40,304,483	(1,666,039)	—	168,705,632	$(4,358,059)	202,986,017

Total	$(525,431)	$37,947,500	$ 2,284,251	$208,274,079	$ 143,916,989	$(4,358,059)	$ 387,539,329

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$973,323,940
Average notional value of contracts - short	$8,632,839,529
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$10,589,917,559
Average amounts sold - in USD	$2,984,659,991
Options:
Average value of option contracts purchased	$86,412,578
Average value of option contracts written	$36,658,757
Average notional value of swaption contracts purchased	$8,008,210,513
Average notional value of swaption contracts written	$16,413,791,466
Average value of interest indexed caps purchased	$38,306
Credit default swaps:
Average notional value - buy protection	$2,172,473,962
Average notional value - sell protection	$3,585,619,438
Interest rate swaps:
Average notional value - pays fixed rate	$6,069,093,311
Average notional value - receives fixed rate	$8,479,922,896
Total return swaps:
Average notional value	$343,719,472

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 7,584,035		$ 14,125,914
Forward foreign currency exchange contracts	125,390,951		37,546,118
Options	281,394,874	[1]	219,798,944
Swaps - centrally cleared	—		16,564,330
Swaps - OTC[2]	85,690,767		85,967,416

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$500,060,627		$374,002,722
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(48,452,455)		(36,537,837)

Total derivative assets and liabilities subject to an MNA	$451,608,172		$337,464,885

[1]

Includes options purchased at value which is included in Investments at value - unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	91

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,6]
Bank of America N.A.	$ 30,835,438	$ (28,743,261)	—	$ (2,092,177)	—
Bank of New York Mellon	47,055	—	—	—	$ 47,055
Barclays Bank PLC	15,189,778	(12,539,690)	—	(2,470,000)	180,088
BNP Paribas S.A.	13,509,936	(6,240,606)	—	—	7,269,330
Citibank N.A.	77,555,322	(60,284,197)	—	(16,600,000)	671,125
Commonwealth Bank of Australia	703,241	—	—	—	703,241
Credit Suisse International	1,013,244	(1,013,244)	—	—	—
Deutsche Bank AG	21,346,639	(13,137,566)	—	(4,490,000)	3,719,073
Goldman Sachs International	120,671,634	(90,517,421)	—	(30,154,213)	—
HSBC Bank PLC	57,371,454	(7,839,530)	—	—	49,531,924
J.P. Morgan Securities LLC	737,730	(452,275)	—	—	285,455
JPMorgan Chase Bank N.A.	84,696,579	(84,696,579)	—	—	—
Merrill Lynch International	213,073	(213,073)	—	—	—
Morgan Stanley & Co. International PLC	11,731,688	(11,731,688)	—	—	—
Morgan Stanley Capital Services LLC	192,795	(192,795)	—	—	—
Nomura International PLC	807,820	(398)	—	—	807,422
Royal Bank of Scotland PLC	9,324,593	(554,534)	—	—	8,770,059
Société Générale	259,517	(259,517)	—	—	—
Standard Chartered Bank	1,164,799	(294,133)	—	—	870,666
State Street Bank and Trust Co.	58,525	(58,525)	—	—	—
UBS AG	4,177,312	(2,206,805)	—	—	1,970,507

Total	$451,608,172	$(320,975,837)	—	$(55,806,390)	$74,825,945

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5,6]
Bank of America N.A.	$ 28,743,261	$ (28,743,261)	—	—	—
Barclays Bank PLC	12,539,690	(12,539,690)	—	—	—
BNP Paribas S.A.	6,240,606	(6,240,606)	—	—	—
Citibank N.A.	60,284,197	(60,284,197)	—	—	—
Credit Suisse International	2,201,939	(1,013,244)	—	$ (710,000)	$ 478,695
Deutsche Bank AG	13,137,566	(13,137,566)	—	—	—
Goldman Sachs International	90,517,421	(90,517,421)	—	—	—
HSBC Bank PLC	7,839,530	(7,839,530)	—	—	—
HSBC Bank USA N.A.	97,357	—	—	—	97,357
J.P. Morgan Securities LLC	452,275	(452,275)	—	—	—
JPMorgan Chase Bank N.A.	84,911,709	(84,696,579)	—	(215,130)	—
Merrill Lynch International	279,478	(213,073)	—	—	66,405
Morgan Stanley & Co. International PLC	13,240,004	(11,731,688)	—	(1,508,316)	—
Morgan Stanley Capital Services LLC	5,675,531	(192,795)	—	(5,482,736)	—
Nomura International PLC	398	(398)	—	—	—
Royal Bank of Scotland PLC	554,534	(554,534)	—	—	—
Société Générale	1,978,193	(259,517)	—	(1,090,000)	628,676
Standard Chartered Bank	294,133	(294,133)	—	—	—
State Street Bank and Trust Co.	4,784,829	(58,525)	—	—	4,726,304
UBS AG	2,206,805	(2,206,805)	—	—	—
Wells Fargo Bank N.A.	1,485,429	—	—	(1,485,429)	—

Total	$337,464,885	$(320,975,837)	—	$(10,491,611)	$5,997,437

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

[6]	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fair Value Measurements as of December 31, 2016

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,373,076,345	$669,367,383	$4,042,443,728
Common Stocks[1]	$154,798,731	4,510,123	1,571,690	160,880,544
Corporate Bonds	—	4,873,031,492	1,425,851	4,874,457,343
Floating Rate Loan Interests	—	496,003,208	71,630,957	567,634,165
Foreign Agency Obligations	—	508,677,073	—	508,677,073
Foreign Government Obligations	—	2,237,232,586	—	2,237,232,586
Investment Companies	946,543,469	—	—	946,543,469
Non-Agency Mortgage-Backed Securities	—	2,226,704,897	311,179,654	2,537,884,551
Preferred Securities	41,452,800	385,027,338	2,739,032	429,219,170
Taxable Municipal Bonds	—	867,564,049	—	867,564,049
U.S. Government Sponsored Agency Securities	—	16,354,764,408	989,814	16,355,754,222
U.S. Treasury Obligations	—	5,656,418,256	—	5,656,418,256
Short-Term Securities:
Borrowed Bond Agreements	—	2,348,811,064	—	2,348,811,064
Commercial Paper	—	44,006,257	—	44,006,257
Foreign Agency Obligations	—	248,197,074	—	248,197,074
Money Market Funds	445,688,404	—	—	445,688,404
Options Purchased:
Credit contracts	—	25,190	—	25,190
Equity contracts	40,868,420	7,288,698	—	48,157,118
Foreign currency exchange contracts	—	40,788,231	—	40,788,231
Interest rate contracts	—	192,424,335	—	192,424,335
Liabilities:
Investments:
TBA Sale Commitments	—	(15,864,101,939)	—	(15,864,101,939)
Borrowed Bonds	—	(2,351,529,110)	—	(2,351,529,110)

Total	$1,629,351,824	$21,648,919,575	$1,058,904,381	$24,337,175,780

[1] See above Consolidated Schedule of Investments for values in each country.

Derivative Financial Instruments[1]
Assets:
Commodity contracts	$315,775	—	—	$315,775
Credit contracts	—	$39,746,279	—	39,746,279
Equity contracts	5,895,648	1,876,936	—	7,772,584
Foreign currency exchange contracts	—	125,390,951	—	125,390,951
Interest rate contracts	11,099,138	187,226,616	—	198,325,754
Other contracts	—	415,898	—	415,898
Liabilities:
Commodity contracts	(219,635)	—	—	(219,635)
Credit contracts	—	(25,401,431)	—	(25,401,431)
Equity contracts	(3,439,503)	(1,398,232)	—	(4,837,735)
Foreign currency exchange contracts	—	(61,110,893)	—	(61,110,893)
Interest rate contracts	(27,509,597)	(233,028,650)	—	(260,538,247)
Other contracts	—	(4,675,389)	—	(4,675,389)
Total	$(13,858,174)	$29,042,085	—	$15,183,911

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	93

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Income Opportunities Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $425,049,063 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	U.S. Government Sponsored Agency Securities	Warrants	Total
Assets:
Opening Balance, as of December 31, 2015	$722,864,341	$17,341	$20,044,954	$105,507,179	$339,389,921	$3,012,761	$812,448	$644,786	$1,192,293,731
Transfers into Level 3	26,111,864	—	1,220	—	19,319,807	—	—	—	45,432,891
Transfers out of Level 3[1]	(320,922,073)	—	(19,786,890)	(31,179,973)	(44,140,581)	—	(812,448)	—	(416,841,965)
Accrued discounts/premiums	2,367,459	—	42,776	134,976	2,113,207	—	—	—	4,658,418
Net realized gain (loss)	(4,664,808)	—	63,318	(966,444)	2,345,745	—	—	478,867	(2,743,322)
Net change in unrealized appreciation (depreciation)[2,3]	(6,135,303)	(69,118)	(676,830)	(10,207)	(1,209,618)	(273,729)	89,620	(349,995)	(8,635,180)
Purchases	375,155,854	1,623,467	2,376,759	27,176,876	201,814,860	—	900,194	—	609,048,010
Sales	(125,409,951)	—	(639,456)	(29,031,450)	(208,453,687)	—	—	(773,658)	(364,308,202)

Closing Balance, as of December 31, 2016	$669,367,383	$1,571,690	$1,425,851	$71,630,957	$311,179,654	$2,739,032	$989,814	—	$1,058,904,381

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016[3]	$(8,460,270)	$(69,118)	$(676,830)	$(281,971)	$(1,320,152)	$(273,729)	$89,620	—	$(10,992,450)

[1]

As of December 31, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	DECEMBER 31, 2016

Statements of Assets and Liabilities

December 31, 2016	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Assets
Investments at value — unaffiliated[2]	$51,316,829	$41,476,136,956
Investments at value — affiliated[3]	1,328,120	1,076,669,873
Cash	—	247,741,707
Cash pledged:
Collateral — OTC derivatives	—	29,070,000
Collateral — TBA commitments	—	770,000
Futures contracts	—	134,612,170
Centrally cleared swaps	1,657,000	201,416,080
Foreign currency at value[4]	203,816	724,958,217
Receivables:
Investments sold	977,001	547,229,572
Swaps	44,674	2,373,132
TBA sale commitments	—	15,782,384,028
Capital shares sold	40,492	63,239,426
Principal paydowns	—	584,379
Dividends — affiliated	477	28,873
Dividends — unaffiliated	—	959,458
Interest	1,229,853	144,481,923
From the Manager	13,144	75,406
Variation margin on futures contracts	—	7,584,035
Swap premiums paid	1,359,977	50,249,597
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,593,624	125,390,951
OTC swaps	6,702	35,441,170
Prepaid expenses	55,024	588,388

Total assets	59,826,733	60,651,985,341

Liabilities
Cash received:
Collateral — futures contracts	—	100,000
Collateral — OTC derivatives	850,000	70,930,000
Collateral — Borrowed Bonds	—	1,622,000
Collateral — TBA commitments	—	15,359,255
Borrowed bonds at value[5]	—	2,351,529,110
Options written at value[6]	—	219,798,944
TBA sale commitments at value[7]	—	15,864,101,939
Reverse repurchase agreements	—	425,049,063
Payables:
Investments purchased	1,470,228	14,501,081,222
Swaps	—	869,053
Capital shares redeemed	61,349	113,469,240
Deferred foreign capital gain tax	—	1,552,994
Income dividends	60,977	10,724,015
Interest expense	—	3,587,716
Investment advisory fees	397	10,304,604
Officer’s and Trustees’ fees	5,443	108,042
Other accrued expenses	169,812	5,538,441
Other affiliates	454	1,684,940
Service and distribution fees	7,470	1,690,157
Variation margin on futures contracts	—	14,125,914
Variation margin on centrally cleared swaps	68,420	16,564,330
Swap premiums received	—	29,959,276
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,355,479	37,546,118
OTC swaps	388,773	56,008,140

Total liabilities	4,438,802	33,753,304,513

Net Assets	$55,387,931	$26,898,680,828

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	95

Statements of Assets and Liabilities (concluded)

December 31, 2016	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Net Assets Consist of
Paid-in capital	$62,483,366	$27,811,806,417
Undistributed (distributions in excess of) net investment income	398,075	(124,308,493)
Accumulated net realized loss	(9,449,156)	(632,577,852)
Net unrealized appreciation (depreciation)	1,955,646	(156,239,244)

Net Assets	$55,387,931	$26,898,680,828

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$48,952,103	$41,722,471,836
[3] Investments at cost — affiliated	$1,328,120	$1,065,295,965
[4] Foreign currency at cost	$202,157	$722,212,199
[5] Proceeds received from borrowed bonds	—	$2,357,402,849
[6] Premiums received	—	$139,651,849
[7] Proceeds from TBA sale commitments	—	$15,782,384,028

Net Asset Value
Institutional
Net assets	$24,096,864	$17,994,586,547

Shares outstanding[8]	2,533,361	1,830,299,337

Net asset value	$9.51	$9.83

Investor A
Net assets	$15,293,130	$4,380,499,607

Shares outstanding[8]	1,610,157	445,604,788

Net asset value	$9.50	$9.83

Investor C
Net assets	$4,892,424	$872,500,699

Shares outstanding[8]	514,940	88,833,260

Net asset value	$9.50	$9.82

Class K
Net assets	$11,105,513	$3,651,093,975

Shares outstanding[8]	1,168,145	371,125,941

Net asset value	$9.51	$9.84

[8]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	DECEMBER 31, 2016

Statements of Operations

Year Ended December 31, 2016	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Investment Income
Interest	$3,812,135	$929,007,985
Dividends — affiliated	12,969	27,434,495
Dividends — unaffiliated	—	31,129,397
Securities lending — affiliated — net	—	736,562
Foreign taxes withheld	(899)	(1,738,253)

Total income	3,824,205	986,570,186

Expenses
Investment advisory	316,381	131,597,450
Professional	104,450	658,307
Service and distribution — class specific	88,393	22,301,518
Printing	76,189	488,412
Custodian	71,902	2,599,571
Registration	64,503	508,573
Transfer agent — class specific	55,033	22,367,341
Administration	22,410	9,168,997
Administration — class specific	10,546	5,776,202
Offering	—	61,538
Officer and Trustees	21,842	453,256
Accounting services	19,750	1,750,550
Miscellaneous	23,963	1,344,674
Recoupment of past waived fees — class specific	356	2,261,922

Total expenses excluding interest expense	875,718	201,338,311
Interest expense[2]	—	38,422,667

Total expenses	875,718	239,760,978
Less:
Administration fees waived	(2,038)	—
Administration fees waived — class specific	(9,222)	(1,032,456)
Transfer agent fees waived — class specific	(1,113)	(39,691)
Transfer agent fees reimbursed — class specific	(12,492)	(830,078)
Fees waived by the Manager	(275,481)	(2,017,350)
Expenses reimbursed by the Manager	(9,621)	—

Total expenses after fees waived and/or reimbursed	565,751	235,841,403

Net investment income	3,258,454	750,728,783

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(61,305)[3]	(686,794,481)[4]
Investments — affiliated	—	2,155,101
Payment from affiliate	—	70,808
Capital gain distributions received from affiliated underlying funds	13	—
Options written	216,518	164,445,172
Futures contracts	(98,185)	55,016,660
Interest rate caps	—	(808,271)
Swaps	(964,154)	(1,158,476)
Foreign currency transactions	27,343	50,937,132
Forward foreign currency exchange contracts	1,232,674	32,478,574
Borrowed bonds	—	(25,518,431)

	352,904	(409,176,212)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,238,438	359,514,557 [5]
Investments — affiliated	—	15,512,778
Options written	—	(111,806,871)
Futures contracts	(123,955)	(33,469,016)
Interest rate caps	—	530,028
Swaps	(348,248)	202,986,017
Foreign currency translations	30,788	929,662
Forward foreign currency exchange contracts	3,618	199,644,215
Unfunded floating rate loan interests	—	431,863
Borrowed bonds	—	(10,245,045)

	2,800,641	624,028,188

Net realized and unrealized gain (loss)	3,153,545	214,851,976

Net Increase in Net Assets Resulting from Operations	$6,411,999	$965,580,759

[1]	Consolidated Statement of Operations.

[2]	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

[3]	Net of $32,048 foreign capital gain tax.

[4]	Net of $10,202,166 foreign capital gain tax.

[5]	Net of $(1,552,994) foreign capital gain tax.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	97

Statements of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio[1]

	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$3,258,454	$2,680,565	$750,728,783	$598,710,783
Net realized gain (loss)	352,904	(674,443)	(409,176,212)	(94,919,842)
Net change in unrealized appreciation (depreciation)	2,800,641	36,407	624,028,188	(669,902,762)

Net increase (decrease) in net assets resulting from operations	6,411,999	2,042,529	965,580,759	(166,111,821)

Distributions to Shareholders[2]
From net investment income:
Institutional	(999,567)	(568,667)	(503,405,458)	(677,502,128)
Investor A	(583,014)	(335,737)	(107,818,954)	(150,333,019)
Investor C	(195,068)	(142,762)	(15,831,177)	(20,880,316)
Class K	(560,108)	(611,718)	(64,071,232)	—
From net realized gain:
Institutional	—	—	—	(55,680,939)
Investor A	—	—	—	(13,038,066)
Investor C	—	—	—	(2,582,271)
Return of capital:
Institutional	—	—	(94,532,515)	—
Investor A	—	—	(20,246,894)	—
Investor C	—	—	(2,972,874)	—
Class K	—	—	(12,031,682)	—

Decrease in net assets resulting from distributions to shareholders	(2,337,757)	(1,658,884)	(820,910,786)	(920,016,739)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(1,284,297)	(11,187,394)	(4,170,813,057)	6,807,600,580

Net Assets
Total increase (decrease) in net assets	2,789,945	(10,803,749)	(4,026,143,084)	5,721,472,020
Beginning of year	52,597,986	63,401,735	30,924,823,912	25,203,351,892

End of year	$55,387,931	$52,597,986	$26,898,680,828	$30,924,823,912

Undistributed (distributions in excess of) net investment income, end of year	$398,075	$(266,096)	$(124,308,493)	$11,859,257

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	DECEMBER 31, 2016

Financial Highlights	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Institutional

	Year Ended December 31,

	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$8.79	$8.73	$9.14	$10.54	$10.32

Net investment income[1]	0.58	0.43	0.51	0.45	0.43
Net realized and unrealized gain (loss)	0.56	(0.10)	(0.50)	(1.41)	1.58

Net increase (decrease) from investment operations	1.14	0.33	0.01	(0.96)	2.01

Distributions:[2]
From net investment income	(0.42)	(0.27)	—	(0.07)	(0.59)
From net realized gain	—	—	—	(0.00)[3]	(1.20)
From return of capital	—	—	(0.42)	(0.37)	—

Total distributions	(0.42)	(0.27)	(0.42)	(0.44)	(1.79)

Net asset value, end of year	$9.51	$8.79	$8.73	$9.14	$10.54

Total Return[4]
Based on net asset value	13.27%	3.80%	0.09%	(9.30)%	20.10%

Ratios to Average Net Assets
Total expenses[5,6]	1.48%	1.50%	1.30%	1.07%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.91%	0.97%	0.98%	0.92%	0.98%

Net investment income[6]	6.34%	4.86%	5.79%	4.55%	3.92%

Supplemental Data
Net assets, end of year (000)	$24,097	$19,339	$24,177	$64,636	$15,203

Portfolio turnover rate	276%	421%	449%	214%	193%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Expense ratios	1.48%	1.48%	1.29%	1.07%	1.18%

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.02%	0.01%	0.02%	—

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	99

Financial Highlights (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor A

	Year Ended December 31,

	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$8.78	$8.72	$9.13	$10.53	$10.31

Net investment income[1]	0.55	0.40	0.48	0.40	0.40
Net realized and unrealized gain (loss)	0.56	(0.10)	(0.49)	(1.39)	1.58

Net increase (decrease) from investment operations	1.11	0.30	(0.01)	(0.99)	1.98

Distributions:[2]
From net investment income	(0.39)	(0.24)	—	(0.08)	(0.56)
From net realized gain	—	—	—	(0.00)[3]	(1.20)
From return of capital	—	—	(0.40)	(0.33)	—

Total distributions	(0.39)	(0.24)	(0.40)	(0.41)	(1.76)

Net asset value, end of year	$9.50	$8.78	$8.72	$9.13	$10.53

Total Return[4]
Based on net asset value	12.96%	3.51%	(0.14)%	(9.59)%	19.78%

Ratios to Average Net Assets
Total expenses[5,6]	1.79%	1.81%	1.65%	1.46%	1.48%

Total expenses after fees waived, reimbursed and paid indirectly[6]	1.20%	1.25%	1.25%	1.25%	1.25%

Net investment income[6]	6.05%	4.60%	5.42%	4.00%	3.66%

Supplemental Data
Net assets, end of year (000)	$15,293	$14,110	$12,063	$19,582	$26,999

Portfolio turnover rate	276%	421%	449%	214%	193%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Expense ratios	1.79%	1.81%	1.59%	1.43%	1.48%

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.02%	0.01%	0.02%	—

See Notes to Financial Statements.

100	BLACKROCK FUNDS II	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor C

	Year Ended December 31,

	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$8.78	$8.73	$9.14	$10.53	$10.31

Net investment income[1]	0.48	0.34	0.41	0.33	0.33
Net realized and unrealized gain (loss)	0.56	(0.11)	(0.50)	(1.39)	1.57

Net increase (decrease) from investment operations	1.04	0.23	(0.09)	(1.06)	1.90

Distributions:[2]
From net investment income	(0.32)	(0.18)	—	(0.06)	(0.48)
From net realized gain	—	—	—	(0.00)[3]	(1.20)
From return of capital	—	—	(0.32)	(0.27)	—

Total distributions	(0.32)	(0.18)	(0.32)	(0.33)	(1.68)

Net asset value, end of year	$9.50	$8.78	$8.73	$9.14	$10.53

Total Return[4]
Based on net asset value	12.12%	2.65%	(0.93)%	(10.19)%	18.89%

Ratios to Average Net Assets
Total expenses[5]	2.63%[6]	2.64%[6]	2.45%[6]	2.23%[6]	2.27%

Total expenses after fees waived, reimbursed and paid indirectly[5]	1.96%	2.00%	2.00%	2.00%	2.00%

Net investment income[5]	5.30%	3.85%	4.63%	3.32%	2.96%

Supplemental Data
Net assets, end of year (000)	$4,892	$6,060	$7,358	$9,600	$13,200

Portfolio turnover rate	276%	421%	449%	214%	193%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.02%	0.01%	0.02%	—

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	101

Financial Highlights (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Class K

	Year Ended December 31,

	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$8.79	$8.73	$9.14	$10.54	$10.32

Net investment income[1]	0.58	0.44	0.50	0.43	0.45
Net realized and unrealized gain (loss)	0.56	(0.10)	(0.48)	(1.38)	1.57

Net increase (decrease) from investment operations	1.14	0.34	0.02	(0.95)	2.02

Distributions:[2]
From net investment income	(0.42)	(0.28)	—	(0.10)	(0.60)
From net realized gain	—	—	—	(0.00)[3]	(1.20)
From return of capital	—	—	(0.43)	(0.35)	—

Total distributions	(0.42)	(0.28)	(0.43)	(0.45)	(1.80)

Net asset value, end of year	$9.51	$8.79	$8.73	$9.14	$10.54

Total Return[4]
Based on net asset value	13.37%	3.91%	0.20%	(9.23)%	20.25%

Ratios to Average Net Assets
Total expenses[5,6]	1.39%	1.37%	1.23%	0.96%	1.07%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.83%	0.85%	0.85%	0.85%	0.85%

Net investment income[5]	6.44%	4.99%	5.57%	4.22%	4.12%

Supplemental Data
Net assets, end of year (000)	$11,106	$13,088	$19,803	$11,165	$33,552

Portfolio turnover rate	276%	421%	449%	214%	193%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.02%	0.01%	0.02%	—

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

102	BLACKROCK FUNDS II	DECEMBER 31, 2016

Financial Highlights	BlackRock Strategic Income Opportunities Portfolio

	Institutional

	Year Ended December 31,[1]

	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.77	$10.11	$10.17	$10.10	$9.51

Net investment income[2]	0.26	0.21	0.24	0.27	0.36
Net realized and unrealized gain (loss)	0.09	(0.24)	0.15	0.07	0.57

Net increase (decrease) from investment operations	0.35	(0.03)	0.39	0.34	0.93

Distributions:[3]
From net investment income	(0.25)	(0.29)	(0.41)	(0.25)	(0.32)
From net realized gain	—	(0.02)	(0.04)	(0.02)	—
From return of capital	(0.04)	—	—	—	(0.02)

Total distributions	(0.29)	(0.31)	(0.45)	(0.27)	(0.34)

Net asset value, end of year	$9.83	$9.77	$10.11	$10.17	$10.10

Total Return[4]
Based on net asset value	3.61%	(0.30)%	3.79%	3.38%	9.91%

Ratios to Average Net Assets[5]
Total expenses	0.74%[6]	0.77%[6]	0.78%[6]	0.89%[6]	0.89%

Total expenses after fees waived, reimbursed and paid indirectly	0.73%	0.75%	0.77%	0.87%	0.84%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.60%	0.59%	0.60%	0.65%	0.65%

Net investment income	2.66%	2.09%	2.34%	2.62%	3.62%

Supplemental Data
Net assets, end of year (000)	$17,994,587	$24,173,415	$20,070,188	$7,294,601	$2,180,663

Portfolio turnover rate[7]	1,541%	1,856%	1,396%	1,413%	807%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.02%	0.03%	0.02%	0.03%	0.04%

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Expense ratios	0.73%	0.77%	0.77%	0.88%	N/A

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,098%	1,242%	1,067%	894%	461%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,778%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,105%

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	103

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Investor A
	Year Ended December 31,[1]
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.77	$10.11	$10.17	$10.10	$9.51

Net investment income[2]	0.23	0.18	0.22	0.24	0.33
Net realized and unrealized gain (loss)	0.09	(0.24)	0.14	0.07	0.58

Net increase (decrease) from investment operations	0.32	(0.06)	0.36	0.31	0.91

Distributions:[3]
From net investment income	(0.22)	(0.26)	(0.38)	(0.22)	(0.30)
From net realized gain	—	(0.02)	(0.04)	(0.02)	—
From return of capital	(0.04)	—	—	—	(0.02)

Total distributions	(0.26)	(0.28)	(0.42)	(0.24)	(0.32)

Redemption fees added to paid-in capital	—	—	—	—	—

Net asset value, end of year	$9.83	$9.77	$10.11	$10.17	$10.10

Total Return[4]
Based on net asset value	3.30%	(0.60)%	3.48%	3.12%	9.64%

Ratios to Average Net Assets
Total expenses[5]	1.07%	1.12%[6]	1.09%[6]	1.15%[6]	1.15%

Total expenses after fees waived, reimbursed and paid indirectly[5]	1.03%	1.06%	1.06%	1.12%	1.09%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income[5]	2.38%	1.77%	2.10%	2.39%	3.38%

Supplemental Data
Net assets, end of year (000)	$4,380,500	$5,632,067	$4,047,716	$3,186,806	$1,077,279

Portfolio turnover rate[7]	1,541%	1,856%	1,396%	1,413%	807%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.02%	0.03%	0.02%	0.03%	0.04%

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Expense ratios	N/A	1.10%	1.08%	1.15%	N/A

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,098%	1,242%	1,067%	894%	461%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,778%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,105%

See Notes to Financial Statements.

104	BLACKROCK FUNDS II	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Investor C
	Year Ended December 31,[1]
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.76	$10.10	$10.16	$10.09	$9.50

Net investment income[2]	0.16	0.10	0.14	0.17	0.26
Net realized and unrealized gain (loss)	0.08	(0.24)	0.14	0.06	0.57

Net increase (decrease) from investment operations.	0.24	(0.14)	0.28	0.23	0.83

Distributions:[3]
From net investment income	(0.15)	(0.18)	(0.30)	(0.15)	(0.22)
From net realized gain	—	(0.02)	(0.04)	(0.01)	—
From return of capital	(0.03)	—	—	—	(0.02)

Total distributions	(0.18)	(0.20)	(0.34)	(0.16)	(0.24)

Redemption fees added to paid-in capital	—	—	—	—	—

Net asset value, end of year	$9.82	$9.76	$10.10	$10.16	$10.09

Total Return[4]
Based on net asset value	2.53%	(1.34)%	2.70%	2.34%	8.84%

Ratios to Average Net Assets
Total expenses[5]	1.79%[6]	1.83%[6]	1.83%[6]	1.93%[6]	1.95%

Total expenses after fees waived, reimbursed and paid indirectly[5]	1.78%	1.81%	1.81%	1.87%	1.84%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	1.65%	1.65%	1.65%	1.65%	1.65%

Net investment income[5]	1.63%	1.03%	1.33%	1.73%	2.66%

Supplemental Data
Net assets, end of year (000)	$872,501	$1,119,341	$1,085,448	$797,540	$478,775

Portfolio turnover rate[7]	1,541%	1,856%	1,396%	1,413%	807%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.02%	0.03%	0.02%	0.03%	0.04%

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Expense ratios	1.78%	1.81%	1.83%	1.93%	N/A

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,098%	1,242%	1,067%	894%	461%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,778%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,105%

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	105

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

Class K
Period March 28, 2016[1] to December 31, 2016[2]

Per Share Operating Performance
Net asset value, beginning of period	$9.65

Net investment income[3]	0.22
Net realized and unrealized gain	0.21

Net increase from investment operations	0.43

Distributions:[4]
From net investment income	(0.20)
From return of capital	(0.04)

Total distributions	(0.24)

Net asset value, end of period	$9.84

Total Return[5]
Based on net asset value	4.47%[6]

Ratios to Average Net Assets
Total expenses[7]	0.69%[8]

Total expenses after fees waived, reimbursed and paid indirectly[7]	0.68%[8]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[7]	0.53%[8]

Net investment income[7]	2.93%[8]

Supplemental Data
Net assets, end of period (000)	$3,651,094

Portfolio turnover rate[9]	1,541%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period March 28, 2016[1] to December 31, 2016
Investments in underlying funds	0.02%

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

Period March 28, 2016[1] to December 31, 2016
Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,098%

See Notes to Financial Statements.

106	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	Emerging Markets Flexible Dynamic Bond	Non-diversified
BlackRock Strategic Income Opportunities Portfolio	Strategic Income Opportunities	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Strategic Income Opportunities include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Strategic Income Opportunities and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Strategic Income Opportunities to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Strategic Income Opportunities may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and Consolidated financial statements of Strategic Income Opportunities include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Strategic Income Opportunities, except that the Subsidiary may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of the Subsidiary included in the consolidated financial statements:

Cayman Strategic Income Portfolio
Consolidated Statement of Assets and Liabilities
Total assets	$ 34,112,095
Total liabilities	13,345,353

Net assets	$ 20,766,742

Consolidated Statement of Operations
Net investment income	$ 7,871

Net realized gain (loss) from:
Investments — unaffiliated	(19,354,249)
Futures contracts	(7,479,618)
Options written	7,269,750

(19,564,117)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(9,380,832)
Futures contracts	(525,431)
Options written	13,225,009

3,318,746

Net decrease in net assets resulting from operations	$(16,237,500)

BLACKROCK FUNDS II	DECEMBER 31, 2016	107

Notes to Financial Statements (continued)

Cayman Strategic Income Portfolio
Consolidated Statement of Changes in Net Assets
Net investment income	$ 7,871
Net realized loss	(19,564,117)
Net change in unrealized appreciation (depreciation)	3,318,746

Net decrease in net assets resulting from operations	$(16,237,500)
Net increase in net assets derived from capital share transactions	34,415,186

Net increase in net assets	$ 18,177,686

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps or short sales), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Strategic Income Opportunities’ ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

108	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value was available. As of December 31, 2016, certain investments of the Funds were valued using NAV per share (or its equivalent) as no quoted market value was available and have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against such Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time, or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Trustees of the Trust of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

TempFund Investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using

BLACKROCK FUNDS II	DECEMBER 31, 2016	109

Notes to Financial Statements (continued)

current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional backtesting or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

110	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

BLACKROCK FUNDS II	DECEMBER 31, 2016	111

Notes to Financial Statements (continued)

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise

112	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of a Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

BLACKROCK FUNDS II	DECEMBER 31, 2016	113

Notes to Financial Statements (continued)

As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate interests, Strategic Income Opportunities may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, Strategic Income Opportunities earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Strategic Income Opportunities had no unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the

114	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the year ended December 31, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Strategic Income Opportunities were $3,294,251,995 and (0.43)%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With borrowed bond agreements and reverse repurchase transactions, typically a Fund and the counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Strategic Income Opportunities’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount Before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[3]	Net Collateral (Received)/ Pledged[3]	Net Exposure Due (to)/from Counterparty[4]
Barclays Bank PLC	$30,888,136	—	$(30,617,007)	$271,129	—	$(271,129)	—	$ (271,129)	—
Barclays Capital, Inc.	588,818,073	$(387,031,991)	(588,920,400)	(387,134,318)	—	(555,817)	$387,690,135	387,134,318	$ —
BNP Paribas Securities Corp.	31,209,197	—	(30,690,357)	518,840	—	(518,840)	—	(518,840)	—
Citigroup Global Markets Limited	1,843,650	—	(1,764,039)	79,611	—	—	—	—	79,611
Citigroup Global Markets, Inc.	553,646,394	—	(557,287,217)	(3,640,823)	—	—	3,146,898	3,146,898	(493,925)
Credit Suisse Securities (USA) LLC	25,059,590	—	(25,135,992)	(76,402)	—	—	—	—	(76,402)
Deutsche Bank AG	81,587,810	—	(81,890,318)	(302,508)	—	—	302,508	302,508	—
Deutsche Bank Securities, Inc.	216,223,879	(38,017,072)	(217,277,260)	(39,070,453)	—	—	38,935,499	38,935,499	(134,954)
HSBC Securities (USA), Inc.	248,750,000	—	(249,419,030)	(669,030)	—	—	—	—	(669,030)
J.P. Morgan Securities PLC	26,229,080	—	(25,322,363)	906,717	—	—	—	—	906,717
Merrill Lynch, Pierce, Fenner & Smith, Inc.	496,875,000	—	(499,129,585)	(2,254,585)	—	—	1,848,457	1,848,457	(406,128)
RBC Capital Markets, LLC	47,680,255	—	(47,651,269)	28,986	$(28,986)	—	—	(28,986)	—

Total	$2,348,811,064	$(425,049,063)	$(2,355,104,837)	$(431,342,836)	$(28,986)	$(1,345,786)	$431,923,497	$430,548,725	$(794,111)

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $3,575,727, which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]

Net collateral with a value including accrued interest of $426,625,634 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

When a Fund enters into an MRA and an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a Fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a Fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables

BLACKROCK FUNDS II	DECEMBER 31, 2016	115

Notes to Financial Statements (continued)

with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Short Sales Transactions: In short sale transactions, a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, is limited to the price at which a Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Strategic Income Opportunities may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and / or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under an MSLA, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

116	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

BLACKROCK FUNDS II	DECEMBER 31, 2016	117

Notes to Financial Statements (continued)

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

•	Structured options — Certain Funds invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will

118	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Total return basket swaps — Certain Funds enter into total return swaps to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty and its hedge. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Interest rate caps — Strategic Income Opportunities enters into interest rate caps to gain exposure to interest rates (interest rate risk and/or other risks). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’

BLACKROCK FUNDS II	DECEMBER 31, 2016	119

Notes to Financial Statements (continued)

payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Funds enter into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Funds by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage.

Average Daily Net Assets	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
First $1 Billion	0.600%	0.550%
$1 Billion - $2 Billion	0.550%	0.500%
$2 Billion - $3 Billion	0.525%	0.475%
$3 Billion - $35 Billion	0.500%	0.450%
Greater than $35 Billion	0.500%	0.430%[1]

[1]	Prior to June 15, 2016, Strategic Income Opportunities paid the Manager a monthly fee of 0.45% based on a percentage of its average daily net assets greater than $35 billion.

For Strategic Income Opportunities, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Subsidiary.

120	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	N/A	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended December 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$33,994	$54,399	$88,393
Strategic Income Opportunities	$12,247,854	$10,053,664	$22,301,518

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2016, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 4,377	$ 2,720	$ 1,088	$ 2,361	$ 10,546
Strategic Income Opportunities	$4,128,390	$979,828	$201,074	$466,910	$5,776,202

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Strategic Income Opportunities	$2,228,712	$4,138	$18	$2,232,868

BLACKROCK FUNDS II	DECEMBER 31, 2016	121

Notes to Financial Statements (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended December 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 314	$ 684	$ 414	$20	$1,432
Strategic Income Opportunities	$72,737	$34,362	$12,497	—	$119,596

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 21,271	$ 20,828	$ 12,655	$279	$ 55,033
Strategic Income Opportunities	$13,739,118	$7,495,334	$1,132,215	$674	$22,367,341

Other Fees: For the year ended December 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Flexible Dynamic Bond	$868
Strategic Income Opportunities	$68,044

For the year ended December 31, 2016, affiliates received CDSCs as follows:

	Investor A	Investor C
Emerging Markets Flexible Dynamic Bond	$ 1,936	$ 873
Strategic Income Opportunities	$234,257	$123,572

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Flexible Dynamic Bond	0.78%	1.03%	1.78%	0.73%
Strategic Income Opportunities	0.65%	0.90%	1.65%	N/A

Prior to October 14, 2016, the expense limitations as a percentage of average daily net assets were as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Flexible Dynamic Bond	0.95%	1.25%	2.00%	0.85%

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2016, class specific expense waivers and /or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 3,590	$ 2,246	$1,075	$2,311	$ 9,222
Strategic Income Opportunities	$52,910	$976,950	$2,596	—	$1,032,456

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 193	$ 491	$411	$18	$ 1,113
Strategic Income Opportunities	$5,205	$33,768	$718	—	$39,691

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 2,830	$ 3,981	$ 5,444	$237	$ 12,492
Strategic Income Opportunities	$262,168	$552,964	$14,946	—	$830,078

122	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to May 1, 2017 for Strategic Income Opportunities and May 1, 2018 for Emerging Markets Flexible Dynamic Bond unless approved by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended December 31, 2016, the amounts waived were as follows:

Emerging Markets Flexible Dynamic Bond	$272,962

In addition, Emerging Markets Flexible Dynamic Bond had a waiver of administration fees, which are included in Administration fees waived in the Statements of Operations. For the year ended December 31, 2016, the amount waived was $2,038.

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended December 31, 2016, the amounts waived were as follows:

Emerging Markets Flexible Dynamic Bond	$2,519
Strategic Income Opportunities	$1,124,151

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee for Emerging Markets Flexible Dynamic Bond and Strategic Income Opportunities managed by the Manager or its affiliates. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice. For the year ended December 31, 2016, the amount waived for Strategic Income Opportunities was $893,199.

With respect to the contractual expense caps, if during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended December 31, 2016, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 152	$125	$ 46	$33	$ 356
Strategic Income Opportunities	$2,177,002	—	$84,920	—	$2,261,922

On December 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2017	2018
Emerging Markets Flexible Dynamic Bond
Fund Level	$263,120	$284,620
Institutional	$1,111	$6,613
Investor A	$5,333	$6,718
Investor C	$8,518	$6,931
Class K	$4,405	$2,566
Strategic Income Opportunities
Institutional	—	$320,283
Investor A	$2,877,562	$1,563,682
Investor C	$141,837	$18,261

BLACKROCK FUNDS II	DECEMBER 31, 2016	123

Notes to Financial Statements (continued)

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2016:

	Fund Level	Investor A	Investor C	Class K
Emerging Markets Flexible Dynamic Bond	$248,145	$ 11,478	$10,298	$4,492
Strategic Income Opportunities	—	$165,252	$20,517	—

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment expenses) and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2016, Strategic Income Opportunities paid BIM $150,528 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Funds may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program.

The Funds may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Funds may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Funds’ investment restrictions. If the Funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2016, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: During the year ended December 31, 2016, Strategic Income Opportunities received reimbursements of $70,808 from an affiliate, which is included in payment from affiliates in the Statements of Operations, relating to trade processing errors.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2016, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Realized Loss
Emerging Markets Flexible Dynamic Bond	$1,749,847	$351,310	$(20,410)
Strategic Income Opportunities	$158,094,844	$176,736,180	$(4,354,707)

124	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Non-U.S. Government Securities	$123,656,275	$307,988,925,099
U.S. Government Securities	11,036,552	97,381,656,708

Total Purchases	$134,692,827	$405,370,581,807

Sales
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Non-U.S. Government Securities	$115,216,640	$329,708,826,748
U.S. Government Securities	11,098,170	100,869,779,944

Total Sales	$126,314,810	$430,578,606,692

For the year ended December 31, 2016, purchases and sales related to mortgage dollar rolls were as follows:

Strategic Income Opportunities
Purchases	$116,705,092,143
Sales	$116,628,208,773

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the characterization of expenses, the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, net paydown losses, investment in a wholly owned subsidiary, and deemed dividends recognized for tax purposes were reclassified to the following accounts:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Paid-in capital	—	$ (19,617,784)
Undistributed (distributions in excess of) net investment income	$(256,526)	$(195,769,712)
Accumulated net realized loss	$ 256,526	$ 215,387,496
The tax character of distributions paid was as follows:
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Ordinary income
12/31/16	$2,337,757	$691,126,821
12/31/15	1,658,884	920,016,739
Return of capital
12/31/16	—	129,783,965
12/31/15	—	—

Total
12/31/16	$2,337,757	$820,910,786

12/31/15	$1,658,884	$920,016,739

BLACKROCK FUNDS II	DECEMBER 31, 2016	125

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Undistributed net investment income	$ 1,073,712	—
Capital loss carryforwards	(9,130,151)	$(579,675,446)
Net unrealized gains (losses)[1]	961,004	(333,450,143)

Total	$(7,095,435)	$(913,125,589)

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the accounting for swap agreements, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the classification of investments, the timing and recognition of partnership income, and investment in a wholly owned subsidiary.

As of December 31, 2016, the Funds had capital loss carryforwards, with no expirations dates, available to offset future realized capital gains as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
No expiration date	$9,130,151	$579,675,446

During the year ended December 31, 2016, Emerging Markets Flexible Dynamic Bond Portfolio utilized $449,416 of its capital loss carryforward.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Tax cost	$50,567,809	$42,847,396,008

Gross unrealized appreciation	$ 2,225,406	$ 460,832,958
Gross unrealized depreciation	(148,266)	(755,422,137)

Net unrealized appreciation (depreciation)	$ 2,077,140	$ (294,589,179)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Funds’ ability to buy or sell bonds. As a result, the Funds may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Funds needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

126	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (continued)

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuersor countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

BLACKROCK FUNDS II	DECEMBER 31, 2016	127

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
Emerging Markets Flexible Dynamic Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,440,490	$ 13,167,284	1,058,502	$ 9,305,916
Shares issued in reinvestment of distributions	85,797	776,922	54,662	478,830
Shares redeemed	(1,192,255)	(10,911,040)	(1,682,759)	(14,769,200)

Net increase (decrease)	334,032	$ 3,033,166	(569,595)	$ (4,984,454)

Investor A
Shares sold	610,531	$ 5,588,224	654,130	$ 5,746,469
Shares issued in reinvestment of distributions	59,875	542,855	34,972	305,700
Shares redeemed	(666,751)	(5,929,999)	(465,942)	(4,067,993)

Net increase	3,655	$ 201,080	223,160	$ 1,984,176

Investor C
Shares sold	57,283	$ 522,153	112,371	$ 984,597
Shares issued in reinvestment of distributions	18,866	170,445	13,952	122,115
Shares redeemed	(251,116)	(2,268,967)	(279,687)	(2,441,562)

Net decrease	(174,967)	$(1,576,369)	(153,364)	$(1,334,850)

Class K
Shares sold	238	$ 9,699	112,873	$ 964,775
Shares issued in reinvestment of distributions	60,648	547,788	69,554	608,423
Shares redeemed	(381,871)	(3,499,661)	(961,956)	(8,425,464)

Net decrease	(320,985)	$(2,942,174)	(779,529)	$ (6,852,266)

Total Net Decrease	(158,265)	$(1,284,297)	(1,279,328)	$(11,187,394)

Strategic Income Opportunities
Institutional
Shares sold	632,337,739	$ 6,156,212,668	1,132,941,782	$11,426,241,447
Shares issued in reinvestment of distributions	52,122,515	507,711,454	63,404,631	631,608,924
Shares redeemed	(1,327,323,505)	(12,912,513,912)	(708,566,393)	(7,112,723,709)

Net increase (decrease)	(642,863,251)	$ (6,248,589,790)	487,780,020	$ 4,945,126,662

Investor A
Shares sold	153,129,648	$ 1,489,681,101	366,159,148	$3,703,376,110
Shares issued in reinvestment of distributions	12,896,694	125,642,798	16,161,665	161,012,335
Shares redeemed	(296,630,965)	(2,888,419,028)	(206,493,377)	(2,074,761,870)

Net increase (decrease)	(130,604,623)	$(1,273,095,129)	175,827,436	$1,789,626,575

Investor C
Shares sold	10,383,497	$ 100,896,380	31,478,002	$ 317,259,890
Shares issued in reinvestment of distributions	1,754,023	17,078,456	2,186,976	21,685,598
Shares redeemed	(37,936,800)	(369,163,988)	(26,490,912)	(266,098,145)

Net increase (decrease)	(25,799,280)	$(251,189,152)	7,174,066	$ 72,847,343

128	BLACKROCK FUNDS II	DECEMBER 31, 2016

Notes to Financial Statements (concluded)

	Period March 28, 2016[1] to December 31, 2016		Year Ended December 31, 2015
Strategic Income Opportunities (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	436,207,063	$ 4,239,761,290	—	—
Shares issued in reinvestment of distributions	7,664,377	75,011,856	—	—
Shares redeemed	(72,745,499)	(712,712,132)	—	—

Net increase	371,125,941	$ 3,602,061,014	—	—

Total net increase (decrease)	(428,141,213)	$(4,170,813,057)	670,781,522	$6,807,600,580

[1]	Commencement of operations.

At December 31, 2016, 17,668 Class K Shares of Strategic Income Opportunities were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	DECEMBER 31, 2016	129

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Strategic Income Opportunities Portfolio (collectively with BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, the “Funds”, and each a series of BlackRock Funds II), as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the period presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the period presented, and the consolidated financial position of BlackRock Strategic Income Opportunities Portfolio, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the period presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 24, 2017

130	BLACKROCK FUNDS II	DECEMBER 31, 2016

Important Tax Information (Unaudited)

During the fiscal year ended December 31, 2016, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Dates	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Interest-Related Dividends for Non-U.S. Residents[1]	January 2016	0.51%	41.36%
	February 2016	0.51%	65.60%
	March 2016 - December 2016	0.51%	67.35%
Federal Obligation Interest[2]		0.30%	9.60%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK FUNDS II	DECEMBER 31, 2016	131

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan, plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee, and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Lena G. Goldberg 1949	Trustee	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

132	BLACKROCK FUNDS II	DECEMBER 31, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Donald C. Opatrny 1952	Trustee	Since 2015

Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.

				28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007

Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.

				28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

BLACKROCK FUNDS II	DECEMBER 31, 2016	133

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015

Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.

				28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Trustee	Since 2016

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

				28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)

Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

				128 RICs consisting of 318 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Trust. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates. Mr. Keizer may be deemed an “interested person” of the Trust based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Trustee effective January 31, 2017. Messrs. Gabbay and Keizer do not currently serve as officers or employees of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Gabbay and Keizer is a non-management Interested Trustee.

134	BLACKROCK FUNDS II	DECEMBER 31, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer	Since 2014

Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015

Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.

Benjamin Archibald 1975	Secretary	Since 2012

Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

On September 26, 2016, the Board appointed Lena G. Goldberg as a Trustee of the Trust, effective November 4, 2016.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Trustees of the Trust.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited[1] 079912 Singapore	Accounting Agent, and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286 Brown Brothers Harriman & Co.[2] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Strategic Income Opportunities.

[2]	For Emerging Markets Flexible Dynamic Bond.

BLACKROCK FUNDS II	DECEMBER 31, 2016	135

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

136	BLACKROCK FUNDS II	DECEMBER 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	DECEMBER 31, 2016	137

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMDSIP-12/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$45,338	$45,338	$0	$0	$17,500	$17,500	$0	$0
BlackRock Strategic Income Opportunities Portfolio	$90,963	$90,963	$0	$0	$20,000	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$17,500	$17,500
BlackRock Strategic Income Opportunities Portfolio	$20,000	$20,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date:	March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date:	March 6, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date:	March 6, 2017